As filed with the Securities and Exchange Commission on April 25, 2017

Registration File Nos. 333-134820 and 811-21907

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 13	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 14	☒

(Check appropriate box or boxes.)

TIAA Separate Account VA-3

(Exact Name of Registrant)

Teachers Insurance and

Annuity Association of America

(Name of Insurance Company)

730 Third Avenue

New York, New York 10017

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:

Rachel D. Mendelson, Esquire Teachers Insurance and Annuity Association of America 730 Third Avenue	Stephen E. Roth, Esquire Eversheds Sutherland (US) LLP 700 Sixth Street, N.W., Suite 700 Washington, DC 20001-3980
New York, New York 10017

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2017, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered:	Interests in a separate account funding variable annuity contracts.

PROSPECTUS — LEVEL 1

MAY 1, 2017

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2017. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA Imaging Services), or by calling 877-518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

∎	TIAA-CREF Bond Fund
∎	TIAA-CREF Bond Index Fund
∎	TIAA-CREF Bond Plus Fund
∎	TIAA-CREF Emerging Markets Equity Fund
∎	TIAA-CREF Emerging Markets Equity Index Fund
∎	TIAA-CREF Equity Index Fund
∎	TIAA-CREF Growth & Income Fund
∎	TIAA-CREF High-Yield Fund
∎	TIAA-CREF Inflation-Linked Bond Fund
∎	TIAA-CREF International Equity Fund
∎	TIAA-CREF International Equity Index Fund
∎	TIAA-CREF Large-Cap Growth Fund
∎	TIAA-CREF Large-Cap Growth Index Fund
∎	TIAA-CREF Large-Cap Value Fund
∎	TIAA-CREF Large-Cap Value Index Fund
∎	TIAA-CREF Lifecycle Funds
•	Lifecycle Retirement Income Fund
•	Lifecycle 2010 Fund
•	Lifecycle 2015 Fund
•	Lifecycle 2020 Fund
•	Lifecycle 2025 Fund
•	Lifecycle 2030 Fund
•	Lifecycle 2035 Fund
•	Lifecycle 2040 Fund
•	Lifecycle 2045 Fund
•	Lifecycle 2050 Fund
•	Lifecycle 2055 Fund
•	Lifecycle 2060 Fund
∎	TIAA-CREF Mid-Cap Growth Fund
∎	TIAA-CREF Mid-Cap Value Fund
∎	TIAA-CREF Money Market Fund
∎	TIAA-CREF Real Estate Securities Fund
∎	TIAA-CREF S&P 500 Index Fund
∎	TIAA-CREF Short-Term Bond Fund
∎	TIAA-CREF Small-Cap Blend Index Fund
∎	TIAA-CREF Small-Cap Equity Fund
∎	TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

∎	American Beacon Holland Large Cap Growth Fund (Institutional Shares)
∎	American Funds EuroPacific Growth Fund (Class R-5)*
∎	American Funds Washington Mutual Investors Fund (Class R-5)*
∎	Ariel Appreciation Fund (Institutional Class)
∎	Champlain Mid Cap Fund (Institutional Shares)
∎	Delaware Emerging Markets Fund (Class R-6)
∎	DFA Emerging Markets Portfolio (Institutional Class)
∎	Dodge & Cox International Stock Fund†
∎	JPMorgan Small Cap Value Fund (Class R-6)
∎	Lazard International Equity Portfolio (R-6 Shares)
∎	Lord Abbett High Yield Fund (Class R-6)
∎	MFS Mid Cap Value Fund (Class R-6)
∎	Nationwide Geneva Small Cap Growth Fund (Class R6)
∎	Parnassus Fund (Institutional Shares)
∎	Templeton Global Bond Fund (Class R-6)
∎	T. Rowe Price® Institutional Large-Cap Growth Fund
∎	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund
∎	Vanguard® 500 Index Fund (Admiral Shares)
∎	Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)
∎	Vanguard® Equity Income Fund (Admiral Shares)
∎	Vanguard® Explorer Fund (Admiral Shares)
∎	Vanguard® Extended Market Index Fund (Admiral Shares)
∎	Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)
∎	Vanguard® Selected Value Fund (Investor Shares)
∎	Vanguard® Small-Cap Value Index Fund (Institutional Shares)
∎	Vanguard® Total Bond Market Index Fund (Admiral Shares)
∎	Vanguard® Wellington Fund (Admiral Shares)‡
∎	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

∎	RA (Retirement Annuity)

∎	GRA (Group Retirement Annuity)

∎	SRA (Supplemental Retirement Annuity)

∎	GSRA (Group Supplemental Retirement Annuity)

∎	Retirement Choice and Retirement Choice Plus Annuity

∎	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

TIAA Access ∎ Prospectus	5

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877-518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877-518-9161.

6	Prospectus ∎ TIAA Access

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day   Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payments based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

●	TIAA-CREF Bond Fund

●	TIAA-CREF Bond Index Fund

●	TIAA-CREF Bond Plus Fund

●	TIAA-CREF Emerging Markets Equity Fund

●	TIAA-CREF Emerging Markets Equity Index Fund

●	TIAA-CREF Equity Index Fund

●	TIAA-CREF Growth & Income Fund

●	TIAA-CREF High-Yield Fund

●	TIAA-CREF Inflation-Linked Bond Fund

●	TIAA-CREF International Equity Fund

●	TIAA-CREF International Equity Index Fund

●	TIAA-CREF Large-Cap Growth Fund

●	TIAA-CREF Large-Cap Growth Index Fund

TIAA Access ∎ Prospectus	7

●	TIAA-CREF Large-Cap Value Fund

●	TIAA-CREF Large-Cap Value Index Fund

●	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

●	TIAA-CREF Mid-Cap Growth Fund

●	TIAA-CREF Mid-Cap Value Fund

●	TIAA-CREF Money Market Fund

●	TIAA-CREF Real Estate Securities Fund

●	TIAA-CREF S&P 500 Index Fund

●	TIAA-CREF Short-Term Bond Fund

●	TIAA-CREF Small-Cap Blend Index Fund

●	TIAA-CREF Small-Cap Equity Fund

●	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

●	American Beacon Holland Large Cap Growth Fund (Institutional Shares)

●	American Funds EuroPacific Growth Fund (Class R-5)*

●	American Funds Washington Mutual Investors Fund (Class R-5)*

●	Ariel Appreciation Fund (Institutional Class)

●	Champlain Mid Cap Fund (Institutional Shares)

●	Delaware Emerging Markets Fund (Class R-6)

●	DFA Emerging Markets Portfolio (Institutional Class)

●	Dodge & Cox International Stock Fund†

●	JPMorgan Small Cap Value Fund (Class R-6)

●	Lazard International Equity Portfolio (R-6 Shares)

●	Lord Abbett High Yield Fund (Class R-6)

●	MFS Mid Cap Value Fund (Class R-6)

●	Nationwide Geneva Small Cap Growth Fund (Class R6)

●	Parnassus Fund (Institutional Shares)

●	Templeton Global Bond Fund (Class R-6)

●	T. Rowe Price® Institutional Large-Cap Growth Fund

●	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

●	Vanguard 500 Index Fund (Admiral Shares)

●	Vanguard Emerging Markets Stock Index Fund (Institutional Shares)

●	Vanguard Equity Income Fund (Admiral Shares)

●	Vanguard Explorer Fund (Admiral Shares)

●	Vanguard Extended Market Index Fund (Admiral Shares)

●	Vanguard Intermediate-Term Treasury Fund (Admiral Shares)

8	Prospectus ∎ TIAA Access

●	Vanguard Selected Value Fund (Investor Shares)

●	Vanguard Small-Cap Value Index Fund (Institutional Shares)

●	Vanguard Total Bond Market Index Fund (Admiral Shares)

●	Vanguard Wellington Fund (Admiral Shares)‡

●	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum contractual fees	Current fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

TIAA Access ∎ Prospectus	9

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—Accumulation expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.05%
Total separate account annual charges	2.00%	0.10%

SEPARATE ACCOUNT ANNUAL EXPENSES—Payout annuity expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum expenses	Maximum expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.60%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2017 to September 30, 2019)‡	0.05%	1.32%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is

10	Prospectus ∎ TIAA Access

July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2017; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
The Institutional Class of the:
TIAA-CREF Bond Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Emerging Markets Equity Fund[1]	0.85%	—	0.09%	—	0.94%	—	0.94%
TIAA-CREF Emerging Markets Equity Index Fund[1]	0.14%	—	0.08%	0.01%	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.41%	—	0.02%	—	0.43%	—	0.43%
TIAA-CREF High-Yield Fund[1]	0.34%	—	0.02%	—	0.36%	—	0.36%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.24%	—	0.03%	—	0.27%	—	0.27%

TIAA Access ∎ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
TIAA-CREF International Equity Fund[1]	0.47%	—	0.02%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
● Lifecycle Retirement Income Fund[2]	0.10%	—	0.05%	0.37%	0.52%	0.15%	0.37%
● Lifecycle 2010 Fund[2]	0.10%	—	0.02%	0.37%	0.49%	0.12%	0.37%
● Lifecycle 2015 Fund[2]	0.10%	—	0.02%	0.38%	0.50%	0.12%	0.38%
● Lifecycle 2020 Fund[2]	0.10%	—	0.02%	0.40%	0.52%	0.12%	0.40%
● Lifecycle 2025 Fund[2]	0.10%	—	0.02%	0.41%	0.53%	0.12%	0.41%
● Lifecycle 2030 Fund[2]	0.10%	—	0.02%	0.42%	0.54%	0.12%	0.42%
● Lifecycle 2035 Fund[2]	0.10%	—	0.02%	0.43%	0.55%	0.12%	0.43%
● Lifecycle 2040 Fund[2]	0.10%	—	0.01%	0.44%	0.55%	0.11%	0.44%
● Lifecycle 2045 Fund[2]	0.10%	—	0.02%	0.45%	0.57%	0.12%	0.45%
● Lifecycle 2050 Fund[2]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
● Lifecycle 2055 Fund[2]	0.10%	—	0.09%	0.45%	0.64%	0.19%	0.45%
● Lifecycle 2060 Fund[2]	0.10%	—	1.05%	0.45%	1.60%	1.15%	0.45%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.04%	—	0.14%	—	0.14%
TIAA-CREF Real Estate Securities Fund[1]	0.49%	—	0.02%	—	0.51%	—	0.51%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%
American Beacon Holland Large Cap Growth Fund (Institutional Shares)	0.45%	—	0.43%	0.01%	0.89%	—	0.89%
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%

12	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Ariel Appreciation Fund (Institutional Class)	0.69%	—	0.13%	—	0.82%	—	0.82%
Champlain Mid Cap Fund (Institutional Shares)	0.73%	—	0.23%	—	0.96%	0.01%	0.95%
Delaware Emerging Markets Fund (Class R-6)	1.20%	—	0.20%	—	1.40%	0.08%	1.32%
DFA Emerging Markets Portfolio (Institutional Class)	0.60%	—	0.06%	—	0.66%	0.10%	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
JPMorgan Small Cap Value Fund (Class R-6)	0.65%	—	0.12%	0.01%	0.78%	0.01%	0.77%
Lazard International Equity Portfolio (R-6 Shares)	0.75%	—	0.11%	—	0.86%	0.06%	0.80%
Lord Abbett High Yield Fund (Class R-6)	0.53%	—	0.09%	—	0.62%	—	0.62%
MFS Mid Cap Value Fund (Class R-6)	0.72%	—	0.06%	—	0.78%	0.01%	0.77%
Nationwide Geneva Small Cap Growth Fund ( Class R6)	0.82%	—	0.21%	—	1.03%	—	1.03%
Parnassus Fund (Institutional Shares)	0.62%	—	0.08%	—	0.70%	—	0.70%
Templeton Global Bond Fund (Class R-6)	0.47%	—	0.06%	0.03%	0.56%	0.03%	0.53%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund	0.64%	—	0.18%	—	0.82%	—	0.82%
Vanguard 500 Index Fund (Admiral Shares)	0.04%	—	0.01%	—	0.05%	—	0.05%
Vanguard Emerging Markets Stock Index Fund (Institutional Shares)	0.04%	—	0.07%	—	0.11%	—	0.11%
Vanguard Equity Income Fund (Admiral Shares)	0.16%	—	0.01%	—	0.17%	—	0.17%
Vanguard Explorer Fund (Admiral Shares)	0.32%	—	0.01%	0.01%	0.34%	—	0.34%
Vanguard Extended Market Index Fund (Admiral Shares)	0.08%	—	0.01%	—	0.09%	—	0.09%
Vanguard Intermediate-Term Treasury Fund (Admiral Shares)	0.09%	—	0.01%	—	0.10%	—	0.10%
Vanguard Selected Value Fund (Investor Shares)	0.33%	—	0.02%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Institutional Shares)	0.06%	—	0.01%	—	0.07%	—	0.07%

TIAA Access ∎ Prospectus	13

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Vanguard Total Bond Market Index Fund (Admiral Shares)	0.05%	—	0.01%	—	0.06%	—	0.06%
Vanguard Wellington Fund (Admiral Shares)	0.16%	—	—	—	0.16%	—	0.16%
Western Asset Core Plus Bond Fund (Class I)	0.41%	—	0.13%	—	0.54%	0.09%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2016; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Emerging Markets Equity Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

14	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2018, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund and Inflation-Linked Bond Fund; 0.35% for Bond Fund and Bond Plus Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2017, unless changed with approval of the Board of Trustees.

[2]

Teachers Advisors, LLC, the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2019. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2017 unless changed with approval of the Board of Trustees.

[3]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These examples assume that you invest $10,000 in a contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 year	3 years	5 years	10 years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$174	$540	$930	$2,021
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$15	$48	$85	$192

TIAA Access ∎ Prospectus	15

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

16	Prospectus ∎ TIAA Access

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, at our sole discretion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2. Some exceptions may apply.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TIAA Access ∎ Prospectus	17

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the United States, based on assets under management. As of December 31, 2016 TIAA’s total statutory admitted assets were approximately $282 billion; the combined assets for TIAA, CREF and other entities within the TIAA organization (including TIAA-sponsored mutual funds) totaled approximately $907 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

18	Prospectus ∎ TIAA Access

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please

TIAA Access ∎ Prospectus	19

note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying  fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877-518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

20	Prospectus ∎ TIAA Access

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests in fixed income securities that comprise its benchmark index, the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA Access ∎ Prospectus	21

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year

22	Prospectus ∎ TIAA Access

approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA Access ∎ Prospectus	23

•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 2000® Index.

[1]

The TIAA-CREF Money Market Fund converted to a “government money market fund” on October 14, 2016. As a government money market fund, the fund is required to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities. A government money market fund is not required to impose liquidity fees or redemption gates, and the fund does not currently intend to impose such fees and/or gates.

Although the fund will continue to seek to maintain a share value of $1.00 per share, there is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

24	Prospectus ∎ TIAA Access

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social, and governance criteria.

The following non-TIAA-CREF Funds:

American Beacon Holland Large Cap Growth Fund (Institutional Shares)

The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

American Funds EuroPacific Growth Fund (Class R-5)

The Fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

Ariel Appreciation Fund (Institutional Class)

The Fund seeks long-term capital appreciation.

Champlain Mid Cap Fund (Institutional Shares)

The Fund seeks capital appreciation.

Delaware Emerging Markets Fund (Class R-6)

The Fund seeks long-term capital appreciation.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The Fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

TIAA Access ∎ Prospectus	25

JP Morgan Small Cap Value Fund (Class R-6)

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Lazard International Equity Portfolio (R-6 Shares)

The Fund seeks long-term capital appreciation.

Lord Abbett High Yield Fund (Class R-6)

The Fund seeks a high current income and the opportunity for capital appreciation to produce a high total return.

MFS Mid Cap Value Fund (Class R-6)

The Fund seeks capital appreciation.

Nationwide Geneva Small Cap Growth Fund (Class R6)

The Fund seeks long-term capital appreciation.

Parnassus Fund (Institutional Shares)

The Fund seeks long-term capital appreciation.

Templeton Global Bond Fund (Class R-6)

The Fund seeks current income with capital appreciation and growth of income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The Fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

The Fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Vanguard 500 Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P 500 Index.

Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund primarily invests its assets in securities selected to track the FTSE Emerging Markets All Cap China A Inclusion Index.

26	Prospectus ∎ TIAA Access

Vanguard Equity Income Fund (Admiral Shares)

The Fund seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Vanguard® Explorer Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation. The Fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Extended Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid- capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P Completion Index.

Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)

The Fund seeks to provide a moderate and sustainable level of current income. The Fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard® Selected Value Fund (Investor Shares)

The Fund seeks to provide long-term capital appreciation and income. The Fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard® Small-Cap Value Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The Fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Total Bond Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a broad, market-weighted bond index. The Fund primarily invests its assets in securities selected to track the Bloomberg Barclays U.S. Aggregate Float Adjusted Index.

Vanguard® Wellington Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation and moderate current income.

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

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Western Asset Core Plus Bond Fund (Class I)

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Fund. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company, the primary subadviser of the Fund (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

The investment advisors

Teachers Advisors, LLC (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. American Beacon Advisers, Inc. (“American Beacon”) manages the assets of American Beacon Holland Large Cap Growth Fund (Institutional Shares). Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Ariel Investments, LLC (“Ariel Investments”) manages the assets of Ariel Appreciation Fund (Institutional Class). Champlain Investment Partners, LLC (“Champlain Investment”) manages the assets of Champlain Mid Cap Fund (Institutional Shares). Delaware Management Company (“Delaware”) manages the assets of Delaware Emerging Markets Fund (Class R-6). Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. J.P. Morgan Investment Management Inc. (“JPMIM”) manages the assets of JPMorgan Small Cap Value Fund (Class R-6). Lazard Asset Management LLC (“Lazard”) manages the assets of Lazard International Equity Portfolio (R-6 Shares). Lord, Abbett & Co. LLC (“Lord Abbett”) manages the assets of Lord Abbett High Yield Fund (Class R-6). Massachusetts Financial Services Company (“MFS”) manages the assets of MFS Mid Cap Value Fund (Class R-5). Nationwide Fund Advisors (“Nationwide”) manages the assets of Nationwide Geneva Small Cap

28	Prospectus ∎ TIAA Access

Growth Fund (Class R6). Parnassus Investments (“Parnassus”) manages the assets of Parnassus Fund (Institutional Shares). Franklin Advisers, Inc. (“Franklin”) manages the assets of Templeton Global Bond Fund (Class R-6). T. Rowe Price® Associates, Inc. (“T. Rowe Price®”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund and T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund. The Vanguard Group, Inc. manages the assets of Vanguard 500 Index Fund (Admiral Shares), Vanguard Emerging Markets Stock Index Fund (Institutional Shares), Vanguard Extended Market Index Fund (Admiral Shares), Vanguard Intermediate-Term Treasury Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Institutional Shares), and Vanguard Total Bond Market Index Fund (Admiral Shares). Arrowpoint Partners, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Admiral Shares). Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Equity Income Fund (Admiral Shares). Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares). Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Admiral Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”) and Western Asset Management Company Limited in London (“WAML”) to render advisory services to the fund. Advisors, American Beacon, Ariel Investments, Champlain Investment, CRMC, Delaware, Dimensional, Dodge & Cox, Franklin, JPMIM, Lazard Legg Mason, Lord Abbett, MFS, Nationwide, Parnassus, T. Rowe Price®, Vanguard Fund Advisors, WAML, and Western are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’

TIAA Access ∎ Prospectus	29

prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

●	asset class coverage,

●	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

●	brand recognition,

●	performance,

●	the capability and qualification of each investment firm, and

●	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice. We have included TIAA-CREF Funds at least in part because they are managed by our affiliate, Advisors.

The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

●

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary

30	Prospectus ∎ TIAA Access

reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

●

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

●	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

●

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

●	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

●	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

●

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of

TIAA Access ∎ Prospectus	31

the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800-842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, at our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%),

32	Prospectus ∎ TIAA Access

we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

Once we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877-518-9161. You should read the prospectus carefully before

TIAA Access ∎ Prospectus	33

investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800-842-2252.

To change your allocation choices for future premiums, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how

34	Prospectus ∎ TIAA Access

many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

●	any premiums you allocate to that investment account; and

●	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

●	the application of any accumulations to provide any form of benefit; and

●	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value

TIAA Access ∎ Prospectus	35

of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800-842-2252 or use the TIAA website’s account access feature at tiaa.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800-842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

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Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA and CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less.

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Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permit it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job

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or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2). If you’re married, you may be required by law or your employer’s plan to provide us advance written consent from your spouse before TIAA makes certain transactions on your behalf.

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage

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of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Delaware Emerging Markets Fund, the DFA Emerging Markets Portfolio, the Dodge & Cox International Stock Fund, the Lazard International Equity Portfolio, the Templeton Global Bond Fund and the Vanguard Emerging Markets Stock Index Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancing, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

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To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

●	cash withdrawals;

●	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

●	payments under a fixed-period annuity; and

●	death benefits.

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Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, or as a result of fund liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund pays redemption proceeds.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days of the first of the month during which payments begin may be used to provide additional annuity income. Premiums received after 70 days of the first of the month during which payments begin will remain in your accumulating annuity contract until you give us further instructions. For example, if your payments begin on March 15 and a premium is received on May 5, we will recalculate your payments (March 1 through May 5 totals 65 days) so you will receive additional annuity income. However, if your payments begin on March 15 and a premium is received on June 5, (March 1 through June 5 totals 96 days), then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax

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law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

●

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

●	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

●

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

●

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Income Test Drive (expected to be available by the second quarter of 2018): Income Test Drive is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation. Payments are calculated to approximate the amount you would receive under a lifetime income unit-annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive.

You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision. At the end of the Income Test Drive, if you have not decided to stop payments, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or lesser than the amount of the last payment during the Income Test Drive.

State regulatory approval may be pending for the Income Test Drive and it may not currently be available in your state. We may stop providing the Income Test Drive feature at any time. For information about withdrawals from your contract, see “How to transfer and withdraw your money.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real

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Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March. Although the payout streams are actuarially equivalent and there is no charge for engaging in such a transfer, it is possible that the new options may apply different mortality or interest assumptions, and could therefore result in variation between the initial payments from the new option and the payments that were being made out of the original option.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

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TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

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For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Subject to the terms of your employer’s plan, death benefits under TIAA contracts are payable to the beneficiaries you name. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and

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Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800-842-2252 or via tiaa.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If your beneficiary does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

●	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

●	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

●	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

●

Minimum Distribution Payments, in which the beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the Internal Revenue Code’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity

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benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

●	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

●

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

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Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

●	an income option other than a two-life annuity with your spouse as second annuitant; or

●	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

●	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

TIAA Access ∎ Prospectus	51

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes on qualified contracts range from 0% to 1% (2% for Puerto Rico), depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The tax rules applicable to the contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a

52	Prospectus ∎ TIAA Access

contract may be subject to the terms of the retirement plan itself, regardless of the terms of the contract. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, rollovers between qualified retirement plans and transfers between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan is the lesser of $18,000 or 100% of “includable compensation” (as defined by law). Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan. The $18,000 limit is increased to $24,000 for employees of state and local governments who are age 50 or older.

Note that the dollar amounts listed above are for 2017; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

TIAA Access ∎ Prospectus	53

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70  1/2, or if later, retirement. Other minimum distribution requirements apply to beneficiaries of deceased participants. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers (noneligible rollover distributions), such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death

54	Prospectus ∎ TIAA Access

benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse under Federal Law. Any right of a spouse that is made available to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law, and that same-sex marriages recognized under state law will be recognized for federal law purposes. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax advisor for more information on this subject.

Possible tax law changes. There is always the possibility that the tax treatment of your contract could change by legislation or otherwise. Although the timing and nature of legislative changes is uncertain, it is likely that the current Congress will introduce various tax reforms. Measures directly impacting retirement savings could include reductions to individual tax rates, changes to contribution limits and plan qualification rules, and changes to minimum required distributions. Congress may enact all or none of these or additional measures not mentioned. Consult a tax advisor with respect to legislative developments and their effect on your contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contractowners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

●	the payment is for expenses that are ordinary and necessary;

●	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

●	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

●	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

TIAA Access ∎ Prospectus	55

Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, we, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service providers are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be

56	Prospectus ∎ TIAA Access

carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cyber security failures by us or any of our service providers, the underlying funds, or the issuers of securities in which the underlying funds invest, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses, interference with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that we or our service providers or the underlying funds will not be able to adequately identify or prepare for all cyber security attacks. In addition, we cannot directly control the cyber security plans or systems implemented by our service providers or the underlying funds.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201, telephone 800-842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions

TIAA Access ∎ Prospectus	57

among the accounts and funds offered under your employer’s plan available to you through TIAA. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA website at tiaa.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877-518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800-842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $3,746,174, $3,414,280, and $2,829,919, in fees to Services for fiscal years 2016, 2015, and 2014, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the

58	Prospectus ∎ TIAA Access

separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ∎ Prospectus	59

Table of contents for the

Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-4

Financial Statements	B-4

60	Prospectus ∎ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ∎ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Bond Fund Sub-Account
2016		0	^	$37.20	$38.74
2015		0		$36.97	$37.20
2014		0		$34.96	$36.97
2013		0		$35.38	$34.96
2012		0		$32.99	$35.38
2011		0		$30.94	$32.99
2010		0		$28.97	$30.94
2009		0		$27.26	$28.97
2008		0		$26.55	$27.26
2007	(a)	0	^	$25.00	$26.55

TIAA-CREF Bond Index Fund Sub-Account
2016		1,969		$28.50	$29.15
2015		1,874		$28.37	$28.50
2014		1,444		$26.83	$28.37
2013		613		$27.49	$26.83
2012		286		$26.44	$27.49
2011	(d)	143		$25.00	$26.44

TIAA-CREF Bond Plus Fund Sub-Account
2016		143		$37.09	$38.78
2015		105		$36.89	$37.09
2014		97		$34.90	$36.89
2013		82		$35.17	$34.90
2012		103		$32.46	$35.17
2011		56		$30.41	$32.46
2010		12		$28.07	$30.41
2009		3		$25.49	$28.07
2008		0	^	$26.18	$25.49
2007	(a)	0	^	$25.00	$26.18

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2016		122		$18.18	$19.24
2015		110		$20.88	$18.18
2014		58		$22.66	$20.88
2013		25		$22.76	$22.66
2012		20		$18.91	$22.76
2011	(d)	1		$25.00	$18.91

62	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2016		381		$18.13	$20.11
2015		264		$21.31	$18.13
2014		93		$22.04	$21.31
2013		27		$22.79	$22.04
2012		15		$19.23	$22.79
2011	(d)	9		$25.00	$19.23

TIAA-CREF Equity Index Fund Sub-Account
2016		2,599		$42.50	$47.88
2015		1,378		$42.35	$42.50
2014		1,213		$37.68	$42.35
2013		1,107		$28.26	$37.68
2012		876		$24.31	$28.26
2011		752		$24.10	$24.31
2010		712		$20.65	$24.10
2009		711		$16.13	$20.65
2008		7		$25.75	$16.13
2007	(a)	5		$25.00	$25.75

TIAA-CREF Growth & Income Fund Sub-Account
2016		2,196		$50.29	$54.56
2015		2,415		$48.65	$50.29
2014		2,672		$43.77	$48.65
2013		2,517		$32.61	$43.77
2012		2,378		$28.04	$32.61
2011		1,730		$27.26	$28.04
2010		1,473		$24.12	$27.26
2009		1,320		$19.04	$24.12
2008		438		$29.34	$19.04
2007	(a)	102		$25.00	$29.34

TIAA-CREF High-Yield Fund Sub-Account
2016		867		$42.20	$49.11
2015		235		$43.87	$42.20
2014		202		$42.85	$43.87
2013		110		$40.40	$42.85
2012		109		$35.35	$40.40
2011		51		$33.34	$35.35
2010		25		$29.12	$33.34
2009		13		$20.57	$29.12
2008		3		$25.60	$20.57
2007	(a)	0	^	$25.00	$25.60

TIAA Access ∎ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2016		0		$35.15	$36.40
2015		0		$35.76	$35.15
2014		0	^	$34.61	$35.76
2013		0		$37.97	$34.61
2012		0		$35.68	$37.97
2011		0		$31.52	$35.68
2010		0		$29.75	$31.52
2009		0		$27.21	$29.75
2008		0		$27.72	$27.21
2007	(a)	0	^	$25.00	$27.72

TIAA-CREF International Equity Fund Sub-Account
2016		2,319		$25.92	$26.00
2015		2,657		$26.26	$25.92
2014		2,546		$28.57	$26.26
2013		2,633		$23.06	$28.57
2012		2,565		$17.58	$23.06
2011		2,613		$23.01	$17.58
2010		2,433		$19.21	$23.01
2009		1,854		$14.59	$19.21
2008		1,365		$28.98	$14.59
2007	(a)	883		$25.00	$28.98

TIAA-CREF International Equity Index Fund Sub-Account
2016		13,329		$26.21	$26.51
2015		10,174		$26.37	$26.21
2014		8,556		$27.94	$26.37
2013		7,722		$22.93	$27.94
2012		6,191		$19.27	$22.93
2011		4,004		$21.94	$19.27
2010		2,955		$20.42	$21.94
2009		1,938		$15.79	$20.42
2008		905		$27.37	$15.79
2007	(a)	290		$25.00	$27.37

64	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Large-Cap Growth Fund Sub-Account
2016		72	$53.72	$53.21
2015		61	$49.24	$53.72
2014		37	$44.32	$49.24
2013		34	$31.73	$44.32
2012		34	$27.16	$31.73
2011		23	$26.75	$27.16
2010		12	$23.67	$26.75
2009		10	$17.58	$23.67
2008		9	$29.87	$17.58
2007	(a)	8	$25.00	$29.87

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2016		2,557	$49.70	$53.15
2015		2,059	$47.11	$49.70
2014		1,868	$41.73	$47.11
2013		1,702	$31.33	$41.73
2012		1,100	$27.22	$31.33
2011		869	$26.56	$27.22
2010		815	$22.83	$26.56
2009		669	$16.68	$22.83
2008		508	$27.17	$16.68
2007	(a)	142	$25.00	$27.17

TIAA-CREF Large-Cap Value Fund Sub-Account
2016		3,551	$35.65	$42.23
2015		3,947	$37.44	$35.65
2014		4,061	$34.33	$37.44
2013		4,209	$25.56	$34.33
2012		2,447	$21.38	$25.56
2011		2,131	$22.69	$21.38
2010		1,924	$19.23	$22.69
2009		1,010	$14.72	$19.23
2008		510	$24.54	$14.72
2007	(a)	183	$25.00	$24.54

TIAA Access ∎ Prospectus	65

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2016		9,107	$36.08	$42.25
2015		6,293	$37.55	$36.08
2014		3,799	$33.15	$37.55
2013		2,485	$25.07	$33.15
2012		1,753	$21.39	$25.07
2011		1,188	$21.34	$21.39
2010		933	$18.52	$21.34
2009		751	$15.50	$18.52
2008		466	$24.60	$15.50
2007	(a)	70	$25.00	$24.60

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2016		277	$35.32	$37.42
2015		274	$35.27	$35.32
2014		264	$33.78	$35.27
2013		263	$30.78	$33.78
2012		182	$27.63	$30.78
2011		147	$26.91	$27.63
2010		104	$24.35	$26.91
2009		18	$20.98	$24.35
2008	(c)	0	$25.00	$20.98

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2016		911	$36.92	$39.17
2015		922	$36.82	$36.92
2014		880	$35.24	$36.82
2013		860	$31.49	$35.24
2012		773	$27.98	$31.49
2011		663	$27.54	$27.98
2010		596	$24.67	$27.54
2009		451	$20.68	$24.67
2008		334	$27.04	$20.68
2007	(a)	163	$25.00	$27.04

66	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2016		1,736	$36.79	$39.11
2015		1,640	$36.68	$36.79
2014		1,675	$35.04	$36.68
2013		1,565	$30.78	$35.04
2012		1,297	$27.15	$30.78
2011		1,125	$26.98	$27.15
2010		849	$23.98	$26.98
2009		603	$19.77	$23.98
2008		328	$27.06	$19.77
2007	(a)	186	$25.00	$27.06

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2016		3,109	$36.59	$38.98
2015		2,853	$36.47	$36.59
2014		2,560	$34.81	$36.47
2013		2,167	$29.91	$34.81
2012		1,729	$26.12	$29.91
2011		1,335	$26.22	$26.12
2010		985	$23.15	$26.22
2009		656	$18.81	$23.15
2008		317	$26.96	$18.81
2007	(a)	85	$25.00	$26.96

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2016		3,200	$36.44	$38.95
2015		2,848	$36.34	$36.44
2014		2,560	$34.69	$36.34
2013		2,162	$29.10	$34.69
2012		1,782	$25.20	$29.10
2011		1,313	$25.55	$25.20
2010		988	$22.45	$25.55
2009		686	$17.94	$22.45
2008		290	$26.96	$17.94
2007	(a)	92	$25.00	$26.96

TIAA Access ∎ Prospectus	67

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2016		3,414	$36.13	$38.74
2015		2,892	$36.03	$36.13
2014		2,511	$34.44	$36.03
2013		2,187	$28.24	$34.44
2012		1,830	$24.26	$28.24
2011		1,431	$24.86	$24.26
2010		1,027	$21.70	$24.86
2009		655	$17.13	$21.70
2008		279	$26.98	$17.13
2007	(a)	68	$25.00	$26.98

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2016		3,681	$36.44	$39.14
2015		3,201	$36.39	$36.44
2014		2,780	$34.80	$36.39
2013		2,372	$27.92	$34.80
2012		1,963	$23.82	$27.92
2011		1,498	$24.68	$23.82
2010		1,078	$21.45	$24.68
2009		670	$16.71	$21.45
2008		262	$27.02	$16.71
2007	(a)	49	$25.00	$27.02

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2016		5,117	$37.02	$39.86
2015		4,503	$37.02	$37.02
2014		3,936	$35.42	$37.02
2013		3,387	$28.06	$35.42
2012		2,859	$23.90	$28.06
2011		2,232	$24.82	$23.90
2010		1,636	$21.53	$24.82
2009		1,052	$16.77	$21.53
2008		387	$27.08	$16.77
2007	(a)	95	$25.00	$27.08

68	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2016		1,825		$35.55	$38.37
2015		1,356		$35.54	$35.55
2014		1,001		$34.01	$35.54
2013		715		$26.96	$34.01
2012		490		$22.96	$26.96
2011		260		$23.85	$22.96
2010		104		$20.70	$23.85
2009		27		$16.13	$20.70
2008	(c)	1		$25.00	$16.13

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2016		1,243		$35.18	$37.99
2015		908		$35.15	$35.18
2014		637		$33.64	$35.15
2013		451		$26.68	$33.64
2012		288		$22.72	$26.68
2011		165		$23.58	$22.72
2010		62		$20.48	$23.58
2009		12		$15.99	$20.48
2008	(c)	0	^	$25.00	$15.99

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2016		170		$34.41	$37.21
2015		65		$34.40	$34.41
2014		19		$32.92	$34.40
2013		1		$26.11	$32.92
2012	(e)	0		$24.76	$26.11

TIAA-CREF Lifecycle 2060 Fund Sub-Account
2016	(h)	2		$24.92	$25.63

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2016		1,628		$47.08	$47.95
2015		1,715		$47.43	$47.08
2014		1,762		$44.07	$47.43
2013		1,979		$32.25	$44.07
2012		1,750		$27.37	$32.25
2011		1,729		$28.91	$27.37
2010		1,652		$22.53	$28.91
2009		959		$15.37	$22.53
2008		265		$28.65	$15.37
2007	(a)	129		$25.00	$28.65

TIAA Access ∎ Prospectus	69

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Mid-Cap Value Fund Sub-Account
2016		6,335		$40.80	$47.85
2015		6,357		$43.15	$40.80
2014		6,857		$38.28	$43.15
2013		6,447		$28.90	$38.28
2012		5,791		$24.81	$28.90
2011		4,865		$25.39	$24.81
2010		4,002		$20.98	$25.39
2009		2,546		$15.31	$20.98
2008		1,382		$25.82	$15.31
2007	(a)	324		$25.00	$25.82

TIAA-CREF Money Market Fund Sub-Account
2016		498		$26.79	$26.84
2015		159		$26.81	$26.79
2014		105		$26.84	$26.81
2013		130		$26.86	$26.84
2012		10		$26.88	$26.86
2011		0		$26.89	$26.88
2010		0		$26.90	$26.89
2009		0		$26.83	$26.90
2008		0		$26.15	$26.83
2007	(a)	0	^	$25.00	$26.15

TIAA-CREF Real Estate Securities Fund Sub-Account
2016		1,725		$32.97	$34.38
2015		1,057		$31.54	$32.97
2014		656		$24.64	$31.54
2013		220		$24.25	$24.64
2012		177		$20.31	$24.25
2011		58		$19.00	$20.31
2010		17		$14.52	$19.00
2009		9		$11.67	$14.52
2008		3		$19.05	$11.67
2007	(a)	0	^	$25.00	$19.05

70	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF S&P 500 Index Fund Sub-Account
2016		4,990	$42.30	$47.28
2015		3,792	$41.78	$42.30
2014		3,255	$36.81	$41.78
2013		2,352	$27.87	$36.81
2012		1,732	$24.06	$27.87
2011		1,078	$23.61	$24.06
2010		942	$20.58	$23.61
2009		765	$16.31	$20.58
2008		461	$25.91	$16.31
2007	(a)	99	$25.00	$25.91

TIAA-CREF Short-Term Bond Fund Sub-Account
2016		644	$32.13	$32.77
2015		461	$31.86	$32.13
2014		344	$31.57	$31.86
2013		252	$31.49	$31.57
2012		248	$30.39	$31.49
2011		237	$29.65	$30.39
2010		191	$28.34	$29.65
2009		116	$26.86	$28.34
2008		71	$26.25	$26.86
2007	(a)	46	$25.00	$26.25

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2016		4,770	$40.03	$48.62
2015		4,205	$41.80	$40.03
2014		3,764	$39.79	$41.80
2013		3,477	$28.66	$39.79
2012		2,072	$24.60	$28.66
2011		1,486	$25.69	$24.60
2010		1,616	$20.29	$25.69
2009		1,100	$16.03	$20.29
2008		3	$24.18	$16.03
2007	(a)	1	$25.00	$24.18

TIAA Access ∎ Prospectus	71

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Small-Cap Equity Fund Sub-Account
2016		2,791		$40.67	$48.75
2015		2,535		$40.66	$40.67
2014		2,478		$38.06	$40.66
2013		2,171		$27.22	$38.06
2012		1,961		$23.88	$27.22
2011		1,752		$24.88	$23.88
2010		1,208		$19.54	$24.88
2009		569		$15.43	$19.54
2008		394		$22.99	$15.43
2007	(a)	89		$25.00	$22.99

TIAA-CREF Social Choice Equity Fund Sub-Account
2016		294		$40.82	$46.29
2015		277		$41.86	$40.82
2014		256		$37.67	$41.86
2013		254		$28.07	$37.67
2012		231		$24.64	$28.07
2011		232		$24.68	$24.64
2010		242		$21.32	$24.68
2009		190		$16.14	$21.32
2008		112		$25.33	$16.14
2007	(a)	27		$25.00	$25.33

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2016		5,993		$32.33	$32.62
2015		5,914		$32.53	$32.33
2014		4,961		$33.35	$32.53
2013		3,609		$27.70	$33.35
2012		2,163		$23.19	$27.70
2011		1,976		$26.78	$23.19
2010		1,774		$24.45	$26.78
2009		1,349		$17.56	$24.45
2008		671		$29.51	$17.56
2007	(b)	0	^	$27.34	$29.51

72	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

American Funds Washington Mutual Investors (Class R-5) Sub-Account
2016		2,026		$41.02	$46.59
2015		1,720		$41.03	$41.02
2014		1,936		$36.84	$41.03
2013		1,186		$27.88	$36.84
2012		998		$24.74	$27.88
2011		552		$23.08	$24.74
2010		219		$20.34	$23.08
2009		179		$17.07	$20.34
2008		46		$25.52	$17.07
2007	(b)	0	^	$26.33	$25.52

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2016		2,746		$18.62	$20.85
2015		1,783		$22.14	$18.62
2014		640		$22.55	$22.14
2013		141		$23.30	$22.55
2012		130		$19.57	$23.30
2011	(d)	49		$25.00	$19.57

Dodge & Cox International Stock Fund Sub-Account
2016		1,358		$26.10	$28.23
2015		1,482		$29.47	$26.10
2014		743		$29.48	$29.47
2013		258		$23.36	$29.48
2012		169		$19.32	$23.36
2011	(d)	8		$25.00	$19.32

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2016		1,131		$55.79	$57.32
2015		1,433		$50.73	$55.79
2014		1,063		$46.71	$50.73
2013		908		$32.37	$46.71
2012		781		$27.56	$32.37
2011		547		$27.98	$27.56
2010		476		$24.10	$27.98
2009		503		$15.74	$24.10
2008		150		$26.68	$15.74
2007	(a)	68		$25.00	$26.68

TIAA Access ∎ Prospectus	73

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2016		548	$18.47	$20.62
2015		248	$21.84	$18.47
2014	(g)	203	$21.74	$21.84
2013		157	$22.91	$21.74
2012		89	$19.31	$22.91
2011	(d)	7	$25.00	$19.31

Vanguard Explorer Fund (Investor Shares) Sub-Account
2016		310	$35.90	$40.29
2015		309	$37.57	$35.90
2014		307	$36.19	$37.57
2013		214	$25.09	$36.19
2012		165	$21.86	$25.09
2011	(d)	58	$25.00	$21.86

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2016		305	$28.41	$28.72
2015		157	$28.01	$28.41
2014		78	$26.88	$28.01
2013		20	$27.76	$26.88
2012		26	$27.07	$27.76
2011	(d)	24	$25.00	$27.07

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2016		3,334	$38.36	$44.58
2015		3,308	$39.92	$38.36
2014		2,865	$37.57	$39.92
2013		1,556	$26.47	$37.57
2012		203	$22.99	$26.47
2011	(d)	8	$25.00	$22.99

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2016		3,294	$37.32	$46.47
2015		2,177	$39.23	$37.32
2014		757	$35.58	$39.23
2013		247	$26.11	$35.58
2012		164	$22.04	$26.11
2011	(d)	34	$25.00	$22.04

74	Prospectus ∎ TIAA Access

(concluded)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

Vanguard Wellington Fund (Investor Shares) Sub-Account
2016		4,206	$35.71	$39.60
2015		3,062	$35.72	$35.71
2014		1,394	$32.56	$35.72
2013		791	$27.24	$32.56
2012		460	$24.22	$27.24
2011	(d)	51	$25.00	$24.22

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2016		2,287	$40.43	$42.33
2015		1,560	$39.94	$40.43
2014		1,312	$37.13	$39.94
2013		1,173	$37.56	$37.13
2012		1,181	$34.68	$37.56
2011		900	$32.53	$34.68
2010		626	$29.09	$32.53
2009		382	$23.13	$29.09
2008		166	$25.64	$23.13
2007	(a)	52	$25.00	$25.64

^	Less than $1,000.
(a)	Sub-Account commenced operations February 1, 2007.
(b)	Sub-Account commenced operations August 8, 2007.
(c)	Sub-Account commenced operations May 1, 2008.
(d)	Sub-Account commenced operations May 1, 2011.
(e)	Sub-Account commenced August 28, 2012.
(g)	Effective October 24, 2014 all shares of the underlying mutual fund converted from the Signal shares class to the Admiral share class.
(h)	Sub-Account commenced September 16, 2016.

TIAA Access ∎ Prospectus	75

PROSPECTUS — LEVEL 2

MAY 1, 2017

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2017. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA Imaging Services), or by calling 877-518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

∎	TIAA-CREF Bond Fund
∎	TIAA-CREF Bond Index Fund
∎	TIAA-CREF Bond Plus Fund
∎	TIAA-CREF Emerging Markets Equity Fund
∎	TIAA-CREF Emerging Markets Equity Index Fund
∎	TIAA-CREF Equity Index Fund
∎	TIAA-CREF Growth & Income Fund
∎	TIAA-CREF High-Yield Fund
∎	TIAA-CREF Inflation-Linked Bond Fund
∎	TIAA-CREF International Equity Fund
∎	TIAA-CREF International Equity Index Fund
∎	TIAA-CREF Large-Cap Growth Fund
∎	TIAA-CREF Large-Cap Growth Index Fund
∎	TIAA-CREF Large-Cap Value Fund
∎	TIAA-CREF Large-Cap Value Index Fund
∎	TIAA-CREF Lifecycle Funds
•	Lifecycle Retirement Income Fund
•	Lifecycle 2010 Fund
•	Lifecycle 2015 Fund
•	Lifecycle 2020 Fund
•	Lifecycle 2025 Fund
•	Lifecycle 2030 Fund
•	Lifecycle 2035 Fund
•	Lifecycle 2040 Fund
•	Lifecycle 2045 Fund
•	Lifecycle 2050 Fund
•	Lifecycle 2055 Fund
•	Lifecycle 2060 Fund
∎	TIAA-CREF Mid-Cap Growth Fund
∎	TIAA-CREF Mid-Cap Value Fund
∎	TIAA-CREF Money Market Fund
∎	TIAA-CREF Real Estate Securities Fund
∎	TIAA-CREF S&P 500 Index Fund
∎	TIAA-CREF Short-Term Bond Fund
∎	TIAA-CREF Small-Cap Blend Index Fund
∎	TIAA-CREF Small-Cap Equity Fund
∎	TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

∎	American Beacon Holland Large Cap Growth Fund (Institutional Shares)
∎	American Funds EuroPacific Growth Fund (Class R-5)*
∎	American Funds Washington Mutual Investors Fund (Class R-5)*
∎	Ariel Appreciation Fund (Institutional Class)
∎	Champlain Mid Cap Fund (Institutional Shares)
∎	Delaware Emerging Markets Fund (Class R-6)
∎	DFA Emerging Markets Portfolio (Institutional Class)
∎	Dodge & Cox International Stock Fund†
∎	JPMorgan Small Cap Value Fund (Class R-6)
∎	Lazard International Equity Portfolio (R-6 Shares)
∎	Lord Abbett High Yield Fund (Class R-6)
∎	MFS Mid Cap Value Fund (Class R-6)
∎	Nationwide Geneva Small Cap Growth Fund (Class R6)
∎	Parnassus Fund (Institutional Shares)
∎	Templeton Global Bond Fund (Class R-6)
∎	T. Rowe Price® Institutional Large-Cap Growth Fund
∎	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund
∎	Vanguard® 500 Index Fund (Admiral Shares)
∎	Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)
∎	Vanguard® Equity Income Fund (Admiral Shares)
∎	Vanguard® Explorer Fund (Admiral Shares)
∎	Vanguard® Extended Market Index Fund (Admiral Shares)
∎	Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)
∎	Vanguard® Selected Value Fund (Investor Shares)
∎	Vanguard® Small-Cap Value Index Fund (Institutional Shares)
∎	Vanguard® Total Bond Market Index Fund (Admiral Shares)
∎	Vanguard® Wellington Fund (Admiral Shares)‡
∎	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

∎	RA (Retirement Annuity)

∎	GRA (Group Retirement Annuity)

∎	SRA (Supplemental Retirement Annuity)

∎	GSRA (Group Supplemental Retirement Annuity)

∎	Retirement Choice and Retirement Choice Plus Annuity

∎	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

TIAA Access ∎ Prospectus	5

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877-518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877-518-9161.

6	Prospectus ∎ TIAA Access

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day   Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payments based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

●	TIAA-CREF Bond Fund

●	TIAA-CREF Bond Index Fund

●	TIAA-CREF Bond Plus Fund

●	TIAA-CREF Emerging Markets Equity Fund

●	TIAA-CREF Emerging Markets Equity Index Fund

●	TIAA-CREF Equity Index Fund

●	TIAA-CREF Growth & Income Fund

●	TIAA-CREF High-Yield Fund

●	TIAA-CREF Inflation-Linked Bond Fund

●	TIAA-CREF International Equity Fund

●	TIAA-CREF International Equity Index Fund

●	TIAA-CREF Large-Cap Growth Fund

●	TIAA-CREF Large-Cap Growth Index Fund

TIAA Access ∎ Prospectus	7

●	TIAA-CREF Large-Cap Value Fund

●	TIAA-CREF Large-Cap Value Index Fund

●	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

●	TIAA-CREF Mid-Cap Growth Fund

●	TIAA-CREF Mid-Cap Value Fund

●	TIAA-CREF Money Market Fund

●	TIAA-CREF Real Estate Securities Fund

●	TIAA-CREF S&P 500 Index Fund

●	TIAA-CREF Short-Term Bond Fund

●	TIAA-CREF Small-Cap Blend Index Fund

●	TIAA-CREF Small-Cap Equity Fund

●	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

●	American Beacon Holland Large Cap Growth Fund (Institutional Shares)

●	American Funds EuroPacific Growth Fund (Class R-5)*

●	American Funds Washington Mutual Investors Fund (Class R-5)*

●	Ariel Appreciation Fund (Institutional Class)

●	Champlain Mid Cap Fund (Institutional Shares)

●	Delaware Emerging Markets Fund (Class R-6)

●	DFA Emerging Markets Portfolio (Institutional Class)

●	Dodge & Cox International Stock Fund†

●	JPMorgan Small Cap Value Fund (Class R-6)

●	Lazard International Equity Portfolio (R-6 Shares)

●	Lord Abbett High Yield Fund (Class R-6)

●	MFS Mid Cap Value Fund (Class R-6)

●	Nationwide Geneva Small Cap Growth Fund (Class R6)

●	Parnassus Fund (Institutional Shares)

●	Templeton Global Bond Fund (Class R-6)

●	T. Rowe Price® Institutional Large-Cap Growth Fund

●	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

●	Vanguard 500 Index Fund (Admiral Shares)

●	Vanguard Emerging Markets Stock Index Fund (Institutional Shares)

●	Vanguard Equity Income Fund (Admiral Shares)

●	Vanguard Explorer Fund (Admiral Shares)

●	Vanguard Extended Market Index Fund (Admiral Shares)

●	Vanguard Intermediate-Term Treasury Fund (Admiral Shares)

8	Prospectus ∎ TIAA Access

●	Vanguard Selected Value Fund (Investor Shares)

●	Vanguard Small-Cap Value Index Fund (Institutional Shares)

●	Vanguard Total Bond Market Index Fund (Admiral Shares)

●	Vanguard Wellington Fund (Admiral Shares)‡

●	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum contractual fees	Current fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

TIAA Access ∎ Prospectus	9

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—Accumulation expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.25%
Total separate account annual charges	2.00%	0.30%

SEPARATE ACCOUNT ANNUAL EXPENSES—Payout annuity expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum expenses	Maximum expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.60%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2017 to September 30, 2019)‡	0.05%	1.32%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is

10	Prospectus ∎ TIAA Access

July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2017; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
The Institutional Class of the:
TIAA-CREF Bond Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Emerging Markets Equity Fund[1]	0.85%	—	0.09%	—	0.94%	—	0.94%
TIAA-CREF Emerging Markets Equity Index Fund[1]	0.14%	—	0.08%	0.01%	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.41%	—	0.02%	—	0.43%	—	0.43%
TIAA-CREF High-Yield Fund[1]	0.34%	—	0.02%	—	0.36%	—	0.36%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.24%	—	0.03%	—	0.27%	—	0.27%

TIAA Access ∎ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
TIAA-CREF International Equity Fund[1]	0.47%	—	0.02%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
● Lifecycle Retirement Income Fund[2]	0.10%	—	0.05%	0.37%	0.52%	0.15%	0.37%
● Lifecycle 2010 Fund[2]	0.10%	—	0.02%	0.37%	0.49%	0.12%	0.37%
● Lifecycle 2015 Fund[2]	0.10%	—	0.02%	0.38%	0.50%	0.12%	0.38%
● Lifecycle 2020 Fund[2]	0.10%	—	0.02%	0.40%	0.52%	0.12%	0.40%
● Lifecycle 2025 Fund[2]	0.10%	—	0.02%	0.41%	0.53%	0.12%	0.41%
● Lifecycle 2030 Fund[2]	0.10%	—	0.02%	0.42%	0.54%	0.12%	0.42%
● Lifecycle 2035 Fund[2]	0.10%	—	0.02%	0.43%	0.55%	0.12%	0.43%
● Lifecycle 2040 Fund[2]	0.10%	—	0.01%	0.44%	0.55%	0.11%	0.44%
● Lifecycle 2045 Fund[2]	0.10%	—	0.02%	0.45%	0.57%	0.12%	0.45%
● Lifecycle 2050 Fund[2]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
● Lifecycle 2055 Fund[2]	0.10%	—	0.09%	0.45%	0.64%	0.19%	0.45%
● Lifecycle 2060 Fund[2]	0.10%	—	1.05%	0.45%	1.60%	1.15%	0.45%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.04%	—	0.14%	—	0.14%
TIAA-CREF Real Estate Securities Fund[1]	0.49%	—	0.02%	—	0.51%	—	0.51%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%
American Beacon Holland Large Cap Growth Fund (Institutional Shares)	0.45%	—	0.43%	0.01%	0.89%	—	0.89%
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%

12	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Ariel Appreciation Fund (Institutional Class)	0.69%	—	0.13%	—	0.82%	—	0.82%
Champlain Mid Cap Fund (Institutional Shares)	0.73%	—	0.23%	—	0.96%	0.01%	0.95%
Delaware Emerging Markets Fund (Class R-6)	1.20%	—	0.20%	—	1.40%	0.08%	1.32%
DFA Emerging Markets Portfolio (Institutional Class)	0.60%	—	0.06%	—	0.66%	0.10%	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
JPMorgan Small Cap Value Fund (Class R-6)	0.65%	—	0.12%	0.01%	0.78%	0.01%	0.77%
Lazard International Equity Portfolio (R-6 Shares)	0.75%	—	0.11%	—	0.86%	0.06%	0.80%
Lord Abbett High Yield Fund (Class R-6)	0.53%	—	0.09%	—	0.62%	—	0.62%
MFS Mid Cap Value Fund (Class R-6)	0.72%	—	0.06%	—	0.78%	0.01%	0.77%
Nationwide Geneva Small Cap Growth Fund ( Class R6)	0.82%	—	0.21%	—	1.03%	—	1.03%
Parnassus Fund (Institutional Shares)	0.62%	—	0.08%	—	0.70%	—	0.70%
Templeton Global Bond Fund (Class R-6)	0.47%	—	0.06%	0.03%	0.56%	0.03%	0.53%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund	0.64%	—	0.18%	—	0.82%	—	0.82%
Vanguard 500 Index Fund (Admiral Shares)	0.04%	—	0.01%	—	0.05%	—	0.05%
Vanguard Emerging Markets Stock Index Fund (Institutional Shares)	0.04%	—	0.07%	—	0.11%	—	0.11%
Vanguard Equity Income Fund (Admiral Shares)	0.16%	—	0.01%	—	0.17%	—	0.17%
Vanguard Explorer Fund (Admiral Shares)	0.32%	—	0.01%	0.01%	0.34%	—	0.34%
Vanguard Extended Market Index Fund (Admiral Shares)	0.08%	—	0.01%	—	0.09%	—	0.09%
Vanguard Intermediate-Term Treasury Fund (Admiral Shares)	0.09%	—	0.01%	—	0.10%	—	0.10%
Vanguard Selected Value Fund (Investor Shares)	0.33%	—	0.02%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Institutional Shares)	0.06%	—	0.01%	—	0.07%	—	0.07%

TIAA Access ∎ Prospectus	13

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Vanguard Total Bond Market Index Fund (Admiral Shares)	0.05%	—	0.01%	—	0.06%	—	0.06%
Vanguard Wellington Fund (Admiral Shares)	0.16%	—	—	—	0.16%	—	0.16%
Western Asset Core Plus Bond Fund (Class I)	0.41%	—	0.13%	—	0.54%	0.09%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2016; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Emerging Markets Equity Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

14	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2018, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund and Inflation-Linked Bond Fund; 0.35% for Bond Fund and Bond Plus Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2017, unless changed with approval of the Board of Trustees.

[2]

Teachers Advisors, LLC, the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2019. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2017 unless changed with approval of the Board of Trustees.

[3]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These examples assume that you invest $10,000 in a contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 year	3 years	5 years	10 years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$195	$602	$1,035	$2,238
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$36	$113	$197	$444

TIAA Access ∎ Prospectus	15

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

16	Prospectus ∎ TIAA Access

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, at our sole discretion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2. Some exceptions may apply.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TIAA Access ∎ Prospectus	17

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the United States, based on assets under management. As of December 31, 2016 TIAA’s total statutory admitted assets were approximately $282 billion; the combined assets for TIAA, CREF and other entities within the TIAA organization (including TIAA-sponsored mutual funds) totaled approximately $907 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

18	Prospectus ∎ TIAA Access

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please

TIAA Access ∎ Prospectus	19

note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying  fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877-518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

20	Prospectus ∎ TIAA Access

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests in fixed income securities that comprise its benchmark index, the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA Access ∎ Prospectus	21

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year

22	Prospectus ∎ TIAA Access

approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA Access ∎ Prospectus	23

•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 2000® Index.

[1]

The TIAA-CREF Money Market Fund converted to a “government money market fund” on October 14, 2016. As a government money market fund, the fund is required to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities. A government money market fund is not required to impose liquidity fees or redemption gates, and the fund does not currently intend to impose such fees and/or gates.

Although the fund will continue to seek to maintain a share value of $1.00 per share, there is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

24	Prospectus ∎ TIAA Access

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social, and governance criteria.

The following non-TIAA-CREF Funds:

American Beacon Holland Large Cap Growth Fund (Institutional Shares)

The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

American Funds EuroPacific Growth Fund (Class R-5)

The Fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

Ariel Appreciation Fund (Institutional Class)

The Fund seeks long-term capital appreciation.

Champlain Mid Cap Fund (Institutional Shares)

The Fund seeks capital appreciation.

Delaware Emerging Markets Fund (Class R-6)

The Fund seeks long-term capital appreciation.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The Fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

TIAA Access ∎ Prospectus	25

JP Morgan Small Cap Value Fund (Class R-6)

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Lazard International Equity Portfolio (R-6 Shares)

The Fund seeks long-term capital appreciation.

Lord Abbett High Yield Fund (Class R-6)

The Fund seeks a high current income and the opportunity for capital appreciation to produce a high total return.

MFS Mid Cap Value Fund (Class R-6)

The Fund seeks capital appreciation.

Nationwide Geneva Small Cap Growth Fund (Class R6)

The Fund seeks long-term capital appreciation.

Parnassus Fund (Institutional Shares)

The Fund seeks long-term capital appreciation.

Templeton Global Bond Fund (Class R-6)

The Fund seeks current income with capital appreciation and growth of income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The Fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

The Fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Vanguard 500 Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P 500 Index.

Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund primarily invests its assets in securities selected to track the FTSE Emerging Markets All Cap China A Inclusion Index.

26	Prospectus ∎ TIAA Access

Vanguard Equity Income Fund (Admiral Shares)

The Fund seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Vanguard® Explorer Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation. The Fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Extended Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid- capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P Completion Index.

Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)

The Fund seeks to provide a moderate and sustainable level of current income. The Fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard® Selected Value Fund (Investor Shares)

The Fund seeks to provide long-term capital appreciation and income. The Fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard® Small-Cap Value Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The Fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Total Bond Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a broad, market-weighted bond index. The Fund primarily invests its assets in securities selected to track the Bloomberg Barclays U.S. Aggregate Float Adjusted Index.

Vanguard® Wellington Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation and moderate current income.

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

TIAA Access ∎ Prospectus	27

Western Asset Core Plus Bond Fund (Class I)

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Fund. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company, the primary subadviser of the Fund (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

The investment advisors

Teachers Advisors, LLC (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. American Beacon Advisers, Inc. (“American Beacon”) manages the assets of American Beacon Holland Large Cap Growth Fund (Institutional Shares). Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Ariel Investments, LLC (“Ariel Investments”) manages the assets of Ariel Appreciation Fund (Institutional Class). Champlain Investment Partners, LLC (“Champlain Investment”) manages the assets of Champlain Mid Cap Fund (Institutional Shares). Delaware Management Company (“Delaware”) manages the assets of Delaware Emerging Markets Fund (Class R-6). Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. J.P. Morgan Investment Management Inc. (“JPMIM”) manages the assets of JPMorgan Small Cap Value Fund (Class R-6). Lazard Asset Management LLC (“Lazard”) manages the assets of Lazard International Equity Portfolio (R-6 Shares). Lord, Abbett & Co. LLC (“Lord Abbett”) manages the assets of Lord Abbett High Yield Fund (Class R-6). Massachusetts Financial Services Company (“MFS”) manages the assets of MFS Mid Cap Value Fund (Class R-5). Nationwide Fund Advisors (“Nationwide”) manages the assets of Nationwide Geneva Small Cap

28	Prospectus ∎ TIAA Access

Growth Fund (Class R6). Parnassus Investments (“Parnassus”) manages the assets of Parnassus Fund (Institutional Shares). Franklin Advisers, Inc. (“Franklin”) manages the assets of Templeton Global Bond Fund (Class R-6). T. Rowe Price® Associates, Inc. (“T. Rowe Price®”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund and T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund. The Vanguard Group, Inc. manages the assets of Vanguard 500 Index Fund (Admiral Shares), Vanguard Emerging Markets Stock Index Fund (Institutional Shares), Vanguard Extended Market Index Fund (Admiral Shares), Vanguard Intermediate-Term Treasury Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Institutional Shares), and Vanguard Total Bond Market Index Fund (Admiral Shares). Arrowpoint Partners, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Admiral Shares). Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Equity Income Fund (Admiral Shares). Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares). Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Admiral Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”) and Western Asset Management Company Limited in London (“WAML”) to render advisory services to the fund. Advisors, American Beacon, Ariel Investments, Champlain Investment, CRMC, Delaware, Dimensional, Dodge & Cox, Franklin, JPMIM, Lazard Legg Mason, Lord Abbett, MFS, Nationwide, Parnassus, T. Rowe Price®, Vanguard Fund Advisors, WAML, and Western are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’

TIAA Access ∎ Prospectus	29

prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

●	asset class coverage,

●	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

●	brand recognition,

●	performance,

●	the capability and qualification of each investment firm, and

●	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice. We have included TIAA-CREF Funds at least in part because they are managed by our affiliate, Advisors.

The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

●

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary

30	Prospectus ∎ TIAA Access

reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

●

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

●	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

●

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

●	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

●	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

●

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of

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the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800-842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, at our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%),

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we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

Once we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877-518-9161. You should read the prospectus carefully before

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investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800-842-2252.

To change your allocation choices for future premiums, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how

34	Prospectus ∎ TIAA Access

many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

●	any premiums you allocate to that investment account; and

●	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

●	the application of any accumulations to provide any form of benefit; and

●	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value

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of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800-842-2252 or use the TIAA website’s account access feature at tiaa.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800-842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

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Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA and CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less.

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Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permit it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job

38	Prospectus ∎ TIAA Access

or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2). If you’re married, you may be required by law or your employer’s plan to provide us advance written consent from your spouse before TIAA makes certain transactions on your behalf.

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage

TIAA Access ∎ Prospectus	39

of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Delaware Emerging Markets Fund, the DFA Emerging Markets Portfolio, the Dodge & Cox International Stock Fund, the Lazard International Equity Portfolio, the Templeton Global Bond Fund and the Vanguard Emerging Markets Stock Index Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancing, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

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To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

●	cash withdrawals;

●	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

●	payments under a fixed-period annuity; and

●	death benefits.

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Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, or as a result of fund liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund pays redemption proceeds.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days of the first of the month during which payments begin may be used to provide additional annuity income. Premiums received after 70 days of the first of the month during which payments begin will remain in your accumulating annuity contract until you give us further instructions. For example, if your payments begin on March 15 and a premium is received on May 5, we will recalculate your payments (March 1 through May 5 totals 65 days) so you will receive additional annuity income. However, if your payments begin on March 15 and a premium is received on June 5, (March 1 through June 5 totals 96 days), then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax

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law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

●

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

●	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

●

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

●

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Income Test Drive (expected to be available by the second quarter of 2018): Income Test Drive is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation. Payments are calculated to approximate the amount you would receive under a lifetime income unit-annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive.

You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision. At the end of the Income Test Drive, if you have not decided to stop payments, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or lesser than the amount of the last payment during the Income Test Drive.

State regulatory approval may be pending for the Income Test Drive and it may not currently be available in your state. We may stop providing the Income Test Drive feature at any time. For information about withdrawals from your contract, see “How to transfer and withdraw your money.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real

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Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March. Although the payout streams are actuarially equivalent and there is no charge for engaging in such a transfer, it is possible that the new options may apply different mortality or interest assumptions, and could therefore result in variation between the initial payments from the new option and the payments that were being made out of the original option.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

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TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

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For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Subject to the terms of your employer’s plan, death benefits under TIAA contracts are payable to the beneficiaries you name. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and

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Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800-842-2252 or via tiaa.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If your beneficiary does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

●	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

●	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

●	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

●

Minimum Distribution Payments, in which the beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the Internal Revenue Code’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity

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benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

●	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

●

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

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Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

●	an income option other than a two-life annuity with your spouse as second annuitant; or

●	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

●	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

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Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes on qualified contracts range from 0% to 1% (2% for Puerto Rico), depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The tax rules applicable to the contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a

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contract may be subject to the terms of the retirement plan itself, regardless of the terms of the contract. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, rollovers between qualified retirement plans and transfers between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan is the lesser of $18,000 or 100% of “includable compensation” (as defined by law). Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan. The $18,000 limit is increased to $24,000 for employees of state and local governments who are age 50 or older.

Note that the dollar amounts listed above are for 2017; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

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Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70  1/2, or if later, retirement. Other minimum distribution requirements apply to beneficiaries of deceased participants. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers (noneligible rollover distributions), such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death

54	Prospectus ∎ TIAA Access

benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse under Federal Law. Any right of a spouse that is made available to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law, and that same-sex marriages recognized under state law will be recognized for federal law purposes. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax advisor for more information on this subject.

Possible tax law changes. There is always the possibility that the tax treatment of your contract could change by legislation or otherwise. Although the timing and nature of legislative changes is uncertain, it is likely that the current Congress will introduce various tax reforms. Measures directly impacting retirement savings could include reductions to individual tax rates, changes to contribution limits and plan qualification rules, and changes to minimum required distributions. Congress may enact all or none of these or additional measures not mentioned. Consult a tax advisor with respect to legislative developments and their effect on your contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contractowners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

●	the payment is for expenses that are ordinary and necessary;

●	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

●	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

●	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

TIAA Access ∎ Prospectus	55

Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, we, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service providers are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be

56	Prospectus ∎ TIAA Access

carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cyber security failures by us or any of our service providers, the underlying funds, or the issuers of securities in which the underlying funds invest, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses, interference with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that we or our service providers or the underlying funds will not be able to adequately identify or prepare for all cyber security attacks. In addition, we cannot directly control the cyber security plans or systems implemented by our service providers or the underlying funds.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201, telephone 800-842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions

TIAA Access ∎ Prospectus	57

among the accounts and funds offered under your employer’s plan available to you through TIAA. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA website at tiaa.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877-518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800-842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $3,746,174, $3,414,280, and $2,829,919, in fees to Services for fiscal years 2016, 2015, and 2014, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the

58	Prospectus ∎ TIAA Access

separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ∎ Prospectus	59

Table of contents for the

Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-4

Financial Statements	B-4

60	Prospectus ∎ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ∎ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Bond Fund Sub-Account
2016		8		$36.67	$38.10
2015		9		$36.51	$36.67
2014		7		$34.60	$36.51
2013		6		$35.08	$34.60
2012		6		$32.78	$35.08
2011		0	^	$30.80	$32.78
2010		0	^	$28.88	$30.80
2009		0	^	$27.21	$28.88
2008		0	^	$26.52	$27.21
2007	(a)	0	^	$25.00	$26.52

TIAA-CREF Bond Index Fund Sub-Account
2016		4		$28.23	$28.82
2015		2		$28.17	$28.23
2014		2		$26.68	$28.17
2013		0		$27.40	$26.68
2012		0		$26.40	$27.40
2011	(d)	0		$25.00	$26.40

TIAA-CREF Bond Plus Fund Sub-Account
2016		90		$36.55	$38.14
2015		66		$36.43	$36.55
2014		76		$34.53	$36.43
2013		52		$34.87	$34.53
2012		28		$32.25	$34.87
2011		15		$30.27	$32.25
2010		10		$27.99	$30.27
2009		3		$25.45	$27.99
2008		0	^	$26.16	$25.45
2007	(a)	0	^	$25.00	$26.16

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2016		0	^	$18.01	$19.03
2015		0	^	$20.73	$18.01
2014		0	^	$22.54	$20.73
2013		0		$22.69	$22.54
2012		0		$18.89	$22.69
2011	(d)	0		$25.00	$18.89

62	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2016		0	^	$17.96	$19.89
2015		0	^	$21.15	$17.96
2014		0	^	$21.92	$21.15
2013		0		$22.71	$21.92
2012		0		$19.21	$22.71
2011	(d)	0		$25.00	$19.21

TIAA-CREF Equity Index Fund Sub-Account
2016		67		$41.89	$47.09
2015		42		$41.82	$41.89
2014		36		$37.28	$41.82
2013		33		$28.01	$37.28
2012		21		$24.15	$28.01
2011		13		$23.99	$24.15
2010		11		$20.59	$23.99
2009		14		$16.10	$20.59
2008		0	^	$25.73	$16.10
2007	(a)	0	^	$25.00	$25.73

TIAA-CREF Growth & Income Fund Sub-Account
2016		104		$49.56	$53.67
2015		111		$48.04	$49.56
2014		123		$43.31	$48.04
2013		94		$32.33	$43.31
2012		75		$27.86	$32.33
2011		43		$27.13	$27.86
2010		40		$24.05	$27.13
2009		29		$19.00	$24.05
2008		14		$29.32	$19.00
2007	(a)	6		$25.00	$29.32

TIAA-CREF High-Yield Fund Sub-Account
2016		69		$41.59	$48.30
2015		40		$43.33	$41.59
2014		56		$42.40	$43.33
2013		45		$40.06	$42.40
2012		29		$35.12	$40.06
2011		22		$33.18	$35.12
2010		12		$29.03	$33.18
2009		10		$20.53	$29.03
2008		1		$25.58	$20.53
2007	(a)	0	^	$25.00	$25.58

TIAA Access ∎ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2016		2		$34.64	$35.80
2015		2		$35.32	$34.64
2014		1		$34.25	$35.32
2013		0	^	$37.64	$34.25
2012		0	^	$35.45	$37.64
2011		0	^	$31.37	$35.45
2010		0	^	$29.66	$31.37
2009		0	^	$27.16	$29.66
2008		0	^	$27.69	$27.16
2007	(a)	0	^	$25.00	$27.69

TIAA-CREF International Equity Fund Sub-Account
2016		334		$25.55	$25.58
2015		315		$25.93	$25.55
2014		289		$28.27	$25.93
2013		235		$22.86	$28.27
2012		188		$17.46	$22.86
2011		113		$22.91	$17.46
2010		72		$19.15	$22.91
2009		54		$14.56	$19.15
2008		9		$28.96	$14.56
2007	(a)	12		$25.00	$28.96

TIAA-CREF International Equity Index Fund Sub-Account
2016		355		$25.83	$26.07
2015		279		$26.04	$25.83
2014		226		$27.64	$26.04
2013		208		$22.73	$27.64
2012		155		$19.15	$22.73
2011		118		$21.84	$19.15
2010		91		$20.36	$21.84
2009		56		$15.76	$20.36
2008		31		$27.35	$15.76
2007	(a)	10		$25.00	$27.35

64	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Large-Cap Growth Fund Sub-Account
2016		13		$52.94	$52.33
2015		7		$48.62	$52.94
2014		6		$43.85	$48.62
2013		2		$31.46	$43.85
2012		3		$26.98	$31.46
2011		0	^	$26.63	$26.98
2010		0	^	$23.60	$26.63
2009		0	^	$17.54	$23.60
2008		0	^	$29.85	$17.54
2007	(a)	0	^	$25.00	$29.85

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2016		54		$48.98	$52.28
2015		35		$46.52	$48.98
2014		34		$41.29	$46.52
2013		31		$31.06	$41.29
2012		19		$27.04	$31.06
2011		16		$26.44	$27.04
2010		19		$22.77	$26.44
2009		12		$16.65	$22.77
2008		0	^	$27.14	$16.65
2007	(a)	1		$25.00	$27.14

TIAA-CREF Large-Cap Value Fund Sub-Account
2016		381		$35.13	$41.54
2015		359		$36.97	$35.13
2014		349		$33.97	$36.97
2013		294		$25.34	$33.97
2012		199		$21.24	$25.34
2011		119		$22.59	$21.24
2010		79		$19.17	$22.59
2009		41		$14.70	$19.17
2008		6		$24.51	$14.70
2007	(a)	1		$25.00	$24.51

TIAA Access ∎ Prospectus	65

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2016		128		$35.56	$41.56
2015		79		$37.08	$35.56
2014		68		$32.80	$37.08
2013		42		$24.86	$32.80
2012		18		$21.25	$24.86
2011		11		$21.25	$21.25
2010		5		$18.47	$21.25
2009		2		$15.47	$18.47
2008		0	^	$24.57	$15.47
2007	(a)	0	^	$25.00	$24.57

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2016		33		$34.85	$36.85
2015		17		$34.87	$34.85
2014		16		$33.46	$34.87
2013		16		$30.55	$33.46
2012		15		$27.48	$30.55
2011		12		$26.82	$27.48
2010		2		$24.31	$26.82
2009		3		$20.96	$24.31
2008	(c)	0		$25.00	$20.96

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2016		236		$36.39	$38.53
2015		243		$36.36	$36.39
2014		258		$34.86	$36.36
2013		262		$31.22	$34.86
2012		270		$27.80	$31.22
2011		306		$27.42	$27.80
2010		266		$24.59	$27.42
2009		254		$20.64	$24.59
2008		120		$27.01	$20.64
2007	(a)	49		$25.00	$27.01

66	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2016		221		$36.26	$38.47
2015		223		$36.22	$36.26
2014		205		$34.67	$36.22
2013		176		$30.52	$34.67
2012		133		$26.97	$30.52
2011		90		$26.86	$26.97
2010		36		$23.91	$26.86
2009		67		$19.73	$23.91
2008		4		$27.03	$19.73
2007	(a)	1		$25.00	$27.03

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2016		376		$36.06	$38.34
2015		331		$36.01	$36.06
2014		315		$34.45	$36.01
2013		246		$29.66	$34.45
2012		174		$25.95	$29.66
2011		96		$26.10	$25.95
2010		58		$23.08	$26.10
2009		78		$18.77	$23.08
2008		10		$26.94	$18.77
2007	(a)	0	^	$25.00	$26.94

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2016		387		$35.91	$38.31
2015		331		$35.89	$35.91
2014		261		$34.33	$35.89
2013		171		$28.85	$34.33
2012		133		$25.03	$28.85
2011		80		$25.44	$25.03
2010		40		$22.39	$25.44
2009		50		$17.91	$22.39
2008		11		$26.93	$17.91
2007	(a)	9		$25.00	$26.93

TIAA Access ∎ Prospectus	67

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2016		361		$35.60	$38.10
2015		301		$35.58	$35.60
2014		246		$34.08	$35.58
2013		183		$28.00	$34.08
2012		124		$24.10	$28.00
2011		80		$24.75	$24.10
2010		42		$21.64	$24.75
2009		47		$17.09	$21.64
2008		6		$26.96	$17.09
2007	(a)	4		$25.00	$26.96

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2016		338		$35.91	$38.50
2015		278		$35.94	$35.91
2014		227		$34.44	$35.94
2013		160		$27.68	$34.44
2012		115		$23.67	$27.68
2011		48		$24.57	$23.67
2010		20		$21.38	$24.57
2009		24		$16.68	$21.38
2008		2		$27.00	$16.68
2007	(a)	0	^	$25.00	$27.00

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2016		370		$36.48	$39.20
2015		320		$36.56	$36.48
2014		243		$35.04	$36.56
2013		182		$27.82	$35.04
2012		124		$23.75	$27.82
2011		63		$24.70	$23.75
2010		37		$21.47	$24.70
2009		24		$16.74	$21.47
2008		3		$27.06	$16.74
2007	(a)	1		$25.00	$27.06

68	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2016		275		$35.07	$37.79
2015		210		$35.14	$35.07
2014		170		$33.69	$35.14
2013		125		$26.76	$33.69
2012		81		$22.83	$26.76
2011		32		$23.77	$22.83
2010		15		$20.66	$23.77
2009		8		$16.12	$20.66
2008	(c)	0	^	$25.00	$16.12

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2016		240		$34.71	$37.41
2015		174		$34.76	$34.71
2014		124		$33.33	$34.76
2013		78		$26.48	$33.33
2012		45		$22.60	$26.48
2011		17		$23.50	$22.60
2010		12		$20.45	$23.50
2009		14		$15.98	$20.45
2008	(c)	0	^	$25.00	$15.98

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2016		10		$34.16	$36.87
2015		2		$34.21	$34.16
2014		0	^	$32.81	$34.21
2013	(e)	0	^	$28.46	$32.81

TIAA-CREF Lifecycle 2060 Fund Sub-Account
2016	(h)	0	^	$24.75	$25.54

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2016		93		$46.40	$47.16
2015		98		$46.83	$46.40
2014		83		$43.60	$46.83
2013		75		$31.97	$43.60
2012		54		$27.19	$31.97
2011		44		$28.77	$27.19
2010		32		$22.46	$28.77
2009		47		$15.34	$22.46
2008		4		$28.63	$15.34
2007	(a)	2		$25.00	$28.63

TIAA Access ∎ Prospectus	69

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Mid-Cap Value Fund Sub-Account
2016		328		$40.21	$47.07
2015		293		$42.61	$40.21
2014		288		$37.87	$42.61
2013		255		$28.66	$37.87
2012		203		$24.65	$28.66
2011		150		$25.27	$24.65
2010		112		$20.92	$25.27
2009		97		$15.28	$20.92
2008		21		$25.79	$15.28
2007	(a)	3		$25.00	$25.79

TIAA-CREF Money Market Fund Sub-Account
2016		1		$26.40	$26.40
2015		1		$26.48	$26.40
2014		2		$26.55	$26.48
2013		1		$26.63	$26.55
2012		1		$26.70	$26.63
2011		0	^	$26.77	$26.70
2010		0	^	$26.83	$26.77
2009		0	^	$26.78	$26.83
2008		0	^	$26.13	$26.78
2007	(a)	0	^	$25.00	$26.13

TIAA-CREF Real Estate Securities Fund Sub-Account
2016		143		$32.49	$33.81
2015		132		$31.15	$32.49
2014		113		$24.38	$31.15
2013		62		$24.05	$24.38
2012		53		$20.17	$24.05
2011		41		$18.92	$20.17
2010		22		$14.48	$18.92
2009		10		$11.65	$14.48
2008		5		$19.03	$11.65
2007	(a)	0	^	$25.00	$19.03

70	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF S&P 500 Index Fund Sub-Account
2016		135		$41.69	$46.50
2015		134		$41.26	$41.69
2014		77		$36.43	$41.26
2013		64		$27.63	$36.43
2012		35		$23.90	$27.63
2011		25		$23.50	$23.90
2010		20		$20.52	$23.50
2009		79		$16.28	$20.52
2008		8		$25.89	$16.28
2007	(a)	2		$25.00	$25.89

TIAA-CREF Short-Term Bond Fund Sub-Account
2016		139		$31.67	$32.23
2015		116		$31.46	$31.67
2014		89		$31.24	$31.46
2013		59		$31.23	$31.24
2012		31		$30.19	$31.23
2011		21		$29.51	$30.19
2010		14		$28.25	$29.51
2009		6		$26.81	$28.25
2008		0	^	$26.23	$26.81
2007	(a)	1		$25.00	$26.23

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2016		121		$39.45	$47.82
2015		120		$41.28	$39.45
2014		100		$39.37	$41.28
2013		85		$28.42	$39.37
2012		54		$24.44	$28.42
2011		37		$25.57	$24.44
2010		32		$20.23	$25.57
2009		33		$16.00	$20.23
2008		7		$24.16	$16.00
2007	(a)	2		$25.00	$24.16

TIAA Access ∎ Prospectus	71

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Small-Cap Equity Fund Sub-Account
2016		208		$40.08	$47.95
2015		167		$40.15	$40.08
2014		150		$37.66	$40.15
2013		121		$26.98	$37.66
2012		99		$23.73	$26.98
2011		69		$24.77	$23.73
2010		37		$19.49	$24.77
2009		24		$15.40	$19.49
2008		3		$22.97	$15.40
2007	(a)	1		$25.00	$22.97

TIAA-CREF Social Choice Equity Fund Sub-Account
2016		50		$40.23	$45.53
2015		44		$41.34	$40.23
2014		60		$37.27	$41.34
2013		53		$27.83	$37.27
2012		25		$24.48	$27.83
2011		20		$24.56	$24.48
2010		14		$21.26	$24.56
2009		8		$16.11	$21.26
2008		4		$25.31	$16.11
2007	(a)	2		$25.00	$25.31

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2016		7		$31.86	$32.08
2015		7		$32.13	$31.86
2014		6		$33.00	$32.13
2013		6		$27.46	$33.00
2012		4		$23.03	$27.46
2011		4		$26.66	$23.03
2010		2		$24.38	$26.66
2009		0		$17.52	$24.38
2008		0		$29.48	$17.52
2007	(b)	0	^	$27.33	$29.48

72	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

American Funds Washington Mutual Investors (Class R-5) Sub-Account
2016		0	^	$40.42	$45.82
2015		0	^	$40.52	$40.42
2014		0	^	$36.45	$40.52
2013		0	^	$27.64	$36.45
2012		0		$24.58	$27.64
2011		0		$22.98	$24.58
2010		0		$20.28	$22.98
2009		0		$17.04	$20.28
2008		0		$25.50	$17.04
2007	(b)	0	^	$26.31	$25.50

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2016		16		$18.45	$20.62
2015		14		$21.98	$18.45
2014		8		$22.43	$21.98
2013		4		$23.22	$22.43
2012		2		$19.55	$23.22
2011	(d)	0		$25.00	$19.55

Dodge & Cox International Stock Fund Sub-Account
2016		9		$25.86	$27.91
2015		14		$29.26	$25.86
2014		9		$29.32	$29.26
2013		0		$23.28	$29.32
2012		0		$19.30	$23.28
2011	(d)	0		$25.00	$19.30

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2016		33		$54.98	$56.38
2015		26		$50.09	$54.98
2014		33		$46.21	$50.09
2013		24		$32.09	$46.21
2012		12		$27.38	$32.09
2011		8		$27.85	$27.38
2010		8		$24.03	$27.85
2009		10		$15.71	$24.03
2008		0	^	$26.66	$15.71
2007	(a)	0	^	$25.00	$26.66

TIAA Access ∎ Prospectus	73

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2016		2		$18.30	$20.39
2015		1		$21.68	$18.30
2014	(g)	1		$21.62	$21.68
2013		0		$22.83	$21.62
2012		0		$19.28	$22.83
2011	(d)	0		$25.00	$19.28

Vanguard Explorer Fund (Investor Shares) Sub-Account
2016		1		$35.57	$39.83
2015		3		$37.29	$35.57
2014		4		$36.00	$37.29
2013		0		$25.01	$36.00
2012		0		$21.84	$25.01
2011	(d)	0		$25.00	$21.84

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2016		1		$28.14	$28.39
2015		1		$27.81	$28.14
2014		0	^	$26.74	$27.81
2013		0		$27.67	$26.74
2012		0		$27.03	$27.67
2011	(d)	0		$25.00	$27.03

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2016		7		$38.00	$44.08
2015		6		$39.62	$38.00
2014		5		$37.37	$39.62
2013		0		$26.39	$37.37
2012		0		$22.96	$26.39
2011	(d)	0		$25.00	$22.96

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2016		7		$36.97	$45.95
2015		7		$38.95	$36.97
2014		5		$35.39	$38.95
2013		0		$26.02	$35.39
2012		0		$22.01	$26.02
2011	(d)	0		$25.00	$22.01

74	Prospectus ∎ TIAA Access

(concluded)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

Vanguard Wellington Fund (Investor Shares) Sub-Account
2016		11	$35.37	$39.15
2015		11	$35.46	$35.37
2014		9	$32.39	$35.46
2013		0	$27.14	$32.39
2012		0	$24.19	$27.14
2011	(d)	0	$25.00	$24.19

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2016		122	$39.85	$41.63
2015		141	$39.45	$39.85
2014		41	$36.74	$39.45
2013		36	$37.24	$36.74
2012		26	$34.45	$37.24
2011		10	$32.38	$34.45
2010		9	$29.00	$32.38
2009		6	$23.09	$29.00
2008		1	$25.61	$23.09
2007	(a)	1	$25.00	$25.61

^	Less than $1,000
(a)	Sub-Account commenced operations February 1, 2007.
(b)	Sub-Account commenced August 8, 2007.
(c)	Sub-Account commenced operations May 1, 2008.
(d)	Sub-Account commenced operations May 1, 2011.
(e)	Sub-Account commenced operations April 30, 2013.
(g)	Effective October 24, 2014, all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.
(h)	Sub-Account commenced September 12, 2016.

TIAA Access ∎ Prospectus	75

PROSPECTUS — LEVEL 3

MAY 1, 2017

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2017. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA Imaging Services), or by calling 877-518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

∎	TIAA-CREF Bond Fund
∎	TIAA-CREF Bond Index Fund
∎	TIAA-CREF Bond Plus Fund
∎	TIAA-CREF Emerging Markets Equity Fund
∎	TIAA-CREF Emerging Markets Equity Index Fund
∎	TIAA-CREF Equity Index Fund
∎	TIAA-CREF Growth & Income Fund
∎	TIAA-CREF High-Yield Fund
∎	TIAA-CREF Inflation-Linked Bond Fund
∎	TIAA-CREF International Equity Fund
∎	TIAA-CREF International Equity Index Fund
∎	TIAA-CREF Large-Cap Growth Fund
∎	TIAA-CREF Large-Cap Growth Index Fund
∎	TIAA-CREF Large-Cap Value Fund
∎	TIAA-CREF Large-Cap Value Index Fund
∎	TIAA-CREF Lifecycle Funds
•	Lifecycle Retirement Income Fund
•	Lifecycle 2010 Fund
•	Lifecycle 2015 Fund
•	Lifecycle 2020 Fund
•	Lifecycle 2025 Fund
•	Lifecycle 2030 Fund
•	Lifecycle 2035 Fund
•	Lifecycle 2040 Fund
•	Lifecycle 2045 Fund
•	Lifecycle 2050 Fund
•	Lifecycle 2055 Fund
•	Lifecycle 2060 Fund
∎	TIAA-CREF Mid-Cap Growth Fund
∎	TIAA-CREF Mid-Cap Value Fund
∎	TIAA-CREF Money Market Fund
∎	TIAA-CREF Real Estate Securities Fund
∎	TIAA-CREF S&P 500 Index Fund
∎	TIAA-CREF Short-Term Bond Fund
∎	TIAA-CREF Small-Cap Blend Index Fund
∎	TIAA-CREF Small-Cap Equity Fund
∎	TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

∎	American Beacon Holland Large Cap Growth Fund (Institutional Shares)
∎	American Funds EuroPacific Growth Fund (Class R-5)*
∎	American Funds Washington Mutual Investors Fund (Class R-5)*
∎	Ariel Appreciation Fund (Institutional Class)
∎	Champlain Mid Cap Fund (Institutional Shares)
∎	Delaware Emerging Markets Fund (Class R-6)
∎	DFA Emerging Markets Portfolio (Institutional Class)
∎	Dodge & Cox International Stock Fund†
∎	JPMorgan Small Cap Value Fund (Class R-6)
∎	Lazard International Equity Portfolio (R-6 Shares)
∎	Lord Abbett High Yield Fund (Class R-6)
∎	MFS Mid Cap Value Fund (Class R-6)
∎	Nationwide Geneva Small Cap Growth Fund (Class R6)
∎	Parnassus Fund (Institutional Shares)
∎	Templeton Global Bond Fund (Class R-6)
∎	T. Rowe Price® Institutional Large-Cap Growth Fund
∎	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund
∎	Vanguard® 500 Index Fund (Admiral Shares)
∎	Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)
∎	Vanguard® Equity Income Fund (Admiral Shares)
∎	Vanguard® Explorer Fund (Admiral Shares)
∎	Vanguard® Extended Market Index Fund (Admiral Shares)
∎	Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)
∎	Vanguard® Selected Value Fund (Investor Shares)
∎	Vanguard® Small-Cap Value Index Fund (Institutional Shares)
∎	Vanguard® Total Bond Market Index Fund (Admiral Shares)
∎	Vanguard® Wellington Fund (Admiral Shares)‡
∎	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

∎	RA (Retirement Annuity)

∎	GRA (Group Retirement Annuity)

∎	SRA (Supplemental Retirement Annuity)

∎	GSRA (Group Supplemental Retirement Annuity)

∎	Retirement Choice and Retirement Choice Plus Annuity

∎	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

TIAA Access ∎ Prospectus	5

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877-518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877-518-9161.

6	Prospectus ∎ TIAA Access

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day   Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payments based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

●	TIAA-CREF Bond Fund

●	TIAA-CREF Bond Index Fund

●	TIAA-CREF Bond Plus Fund

●	TIAA-CREF Emerging Markets Equity Fund

●	TIAA-CREF Emerging Markets Equity Index Fund

●	TIAA-CREF Equity Index Fund

●	TIAA-CREF Growth & Income Fund

●	TIAA-CREF High-Yield Fund

●	TIAA-CREF Inflation-Linked Bond Fund

●	TIAA-CREF International Equity Fund

●	TIAA-CREF International Equity Index Fund

●	TIAA-CREF Large-Cap Growth Fund

●	TIAA-CREF Large-Cap Growth Index Fund

TIAA Access ∎ Prospectus	7

●	TIAA-CREF Large-Cap Value Fund

●	TIAA-CREF Large-Cap Value Index Fund

●	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

●	TIAA-CREF Mid-Cap Growth Fund

●	TIAA-CREF Mid-Cap Value Fund

●	TIAA-CREF Money Market Fund

●	TIAA-CREF Real Estate Securities Fund

●	TIAA-CREF S&P 500 Index Fund

●	TIAA-CREF Short-Term Bond Fund

●	TIAA-CREF Small-Cap Blend Index Fund

●	TIAA-CREF Small-Cap Equity Fund

●	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

●	American Beacon Holland Large Cap Growth Fund (Institutional Shares)

●	American Funds EuroPacific Growth Fund (Class R-5)*

●	American Funds Washington Mutual Investors Fund (Class R-5)*

●	Ariel Appreciation Fund (Institutional Class)

●	Champlain Mid Cap Fund (Institutional Shares)

●	Delaware Emerging Markets Fund (Class R-6)

●	DFA Emerging Markets Portfolio (Institutional Class)

●	Dodge & Cox International Stock Fund†

●	JPMorgan Small Cap Value Fund (Class R-6)

●	Lazard International Equity Portfolio (R-6 Shares)

●	Lord Abbett High Yield Fund (Class R-6)

●	MFS Mid Cap Value Fund (Class R-6)

●	Nationwide Geneva Small Cap Growth Fund (Class R6)

●	Parnassus Fund (Institutional Shares)

●	Templeton Global Bond Fund (Class R-6)

●	T. Rowe Price® Institutional Large-Cap Growth Fund

●	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

●	Vanguard 500 Index Fund (Admiral Shares)

●	Vanguard Emerging Markets Stock Index Fund (Institutional Shares)

●	Vanguard Equity Income Fund (Admiral Shares)

●	Vanguard Explorer Fund (Admiral Shares)

●	Vanguard Extended Market Index Fund (Admiral Shares)

●	Vanguard Intermediate-Term Treasury Fund (Admiral Shares)

8	Prospectus ∎ TIAA Access

●	Vanguard Selected Value Fund (Investor Shares)

●	Vanguard Small-Cap Value Index Fund (Institutional Shares)

●	Vanguard Total Bond Market Index Fund (Admiral Shares)

●	Vanguard Wellington Fund (Admiral Shares)‡

●	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum contractual fees	Current fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

TIAA Access ∎ Prospectus	9

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—Accumulation expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.40%
Total separate account annual charges	2.00%	0.45%

SEPARATE ACCOUNT ANNUAL EXPENSES—Payout annuity expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum expenses	Maximum expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.60%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2017 to September 30, 2019)‡	0.05%	1.32%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is

10	Prospectus ∎ TIAA Access

July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2017; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
The Institutional Class of the:
TIAA-CREF Bond Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Emerging Markets Equity Fund[1]	0.85%	—	0.09%	—	0.94%	—	0.94%
TIAA-CREF Emerging Markets Equity Index Fund[1]	0.14%	—	0.08%	0.01%	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.41%	—	0.02%	—	0.43%	—	0.43%
TIAA-CREF High-Yield Fund[1]	0.34%	—	0.02%	—	0.36%	—	0.36%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.24%	—	0.03%	—	0.27%	—	0.27%

TIAA Access ∎ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
TIAA-CREF International Equity Fund[1]	0.47%	—	0.02%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
● Lifecycle Retirement Income Fund[2]	0.10%	—	0.05%	0.37%	0.52%	0.15%	0.37%
● Lifecycle 2010 Fund[2]	0.10%	—	0.02%	0.37%	0.49%	0.12%	0.37%
● Lifecycle 2015 Fund[2]	0.10%	—	0.02%	0.38%	0.50%	0.12%	0.38%
● Lifecycle 2020 Fund[2]	0.10%	—	0.02%	0.40%	0.52%	0.12%	0.40%
● Lifecycle 2025 Fund[2]	0.10%	—	0.02%	0.41%	0.53%	0.12%	0.41%
● Lifecycle 2030 Fund[2]	0.10%	—	0.02%	0.42%	0.54%	0.12%	0.42%
● Lifecycle 2035 Fund[2]	0.10%	—	0.02%	0.43%	0.55%	0.12%	0.43%
● Lifecycle 2040 Fund[2]	0.10%	—	0.01%	0.44%	0.55%	0.11%	0.44%
● Lifecycle 2045 Fund[2]	0.10%	—	0.02%	0.45%	0.57%	0.12%	0.45%
● Lifecycle 2050 Fund[2]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
● Lifecycle 2055 Fund[2]	0.10%	—	0.09%	0.45%	0.64%	0.19%	0.45%
● Lifecycle 2060 Fund[2]	0.10%	—	1.05%	0.45%	1.60%	1.15%	0.45%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.04%	—	0.14%	—	0.14%
TIAA-CREF Real Estate Securities Fund[1]	0.49%	—	0.02%	—	0.51%	—	0.51%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%
American Beacon Holland Large Cap Growth Fund (Institutional Shares)	0.45%	—	0.43%	0.01%	0.89%	—	0.89%
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%

12	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Ariel Appreciation Fund (Institutional Class)	0.69%	—	0.13%	—	0.82%	—	0.82%
Champlain Mid Cap Fund (Institutional Shares)	0.73%	—	0.23%	—	0.96%	0.01%	0.95%
Delaware Emerging Markets Fund (Class R-6)	1.20%	—	0.20%	—	1.40%	0.08%	1.32%
DFA Emerging Markets Portfolio (Institutional Class)	0.60%	—	0.06%	—	0.66%	0.10%	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
JPMorgan Small Cap Value Fund (Class R-6)	0.65%	—	0.12%	0.01%	0.78%	0.01%	0.77%
Lazard International Equity Portfolio (R-6 Shares)	0.75%	—	0.11%	—	0.86%	0.06%	0.80%
Lord Abbett High Yield Fund (Class R-6)	0.53%	—	0.09%	—	0.62%	—	0.62%
MFS Mid Cap Value Fund (Class R-6)	0.72%	—	0.06%	—	0.78%	0.01%	0.77%
Nationwide Geneva Small Cap Growth Fund ( Class R6)	0.82%	—	0.21%	—	1.03%	—	1.03%
Parnassus Fund (Institutional Shares)	0.62%	—	0.08%	—	0.70%	—	0.70%
Templeton Global Bond Fund (Class R-6)	0.47%	—	0.06%	0.03%	0.56%	0.03%	0.53%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund	0.64%	—	0.18%	—	0.82%	—	0.82%
Vanguard 500 Index Fund (Admiral Shares)	0.04%	—	0.01%	—	0.05%	—	0.05%
Vanguard Emerging Markets Stock Index Fund (Institutional Shares)	0.04%	—	0.07%	—	0.11%	—	0.11%
Vanguard Equity Income Fund (Admiral Shares)	0.16%	—	0.01%	—	0.17%	—	0.17%
Vanguard Explorer Fund (Admiral Shares)	0.32%	—	0.01%	0.01%	0.34%	—	0.34%
Vanguard Extended Market Index Fund (Admiral Shares)	0.08%	—	0.01%	—	0.09%	—	0.09%
Vanguard Intermediate-Term Treasury Fund (Admiral Shares)	0.09%	—	0.01%	—	0.10%	—	0.10%
Vanguard Selected Value Fund (Investor Shares)	0.33%	—	0.02%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Institutional Shares)	0.06%	—	0.01%	—	0.07%	—	0.07%

TIAA Access ∎ Prospectus	13

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Vanguard Total Bond Market Index Fund (Admiral Shares)	0.05%	—	0.01%	—	0.06%	—	0.06%
Vanguard Wellington Fund (Admiral Shares)	0.16%	—	—	—	0.16%	—	0.16%
Western Asset Core Plus Bond Fund (Class I)	0.41%	—	0.13%	—	0.54%	0.09%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2016; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Emerging Markets Equity Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

14	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2018, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund and Inflation-Linked Bond Fund; 0.35% for Bond Fund and Bond Plus Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2017, unless changed with approval of the Board of Trustees.

[2]

Teachers Advisors, LLC, the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2019. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2017 unless changed with approval of the Board of Trustees.

[3]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These examples assume that you invest $10,000 in a contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 year	3 years	5 years	10 years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$210	$649	$1,113	$2,398
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$51	$161	$280	$629

TIAA Access ∎ Prospectus	15

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

16	Prospectus ∎ TIAA Access

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, at our sole discretion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2. Some exceptions may apply.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TIAA Access ∎ Prospectus	17

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the United States, based on assets under management. As of December 31, 2016 TIAA’s total statutory admitted assets were approximately $282 billion; the combined assets for TIAA, CREF and other entities within the TIAA organization (including TIAA-sponsored mutual funds) totaled approximately $907 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

18	Prospectus ∎ TIAA Access

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please

TIAA Access ∎ Prospectus	19

note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying  fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877-518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

20	Prospectus ∎ TIAA Access

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests in fixed income securities that comprise its benchmark index, the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA Access ∎ Prospectus	21

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year

22	Prospectus ∎ TIAA Access

approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

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•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 2000® Index.

[1]

The TIAA-CREF Money Market Fund converted to a “government money market fund” on October 14, 2016. As a government money market fund, the fund is required to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities. A government money market fund is not required to impose liquidity fees or redemption gates, and the fund does not currently intend to impose such fees and/or gates.

Although the fund will continue to seek to maintain a share value of $1.00 per share, there is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

24	Prospectus ∎ TIAA Access

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social, and governance criteria.

The following non-TIAA-CREF Funds:

American Beacon Holland Large Cap Growth Fund (Institutional Shares)

The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

American Funds EuroPacific Growth Fund (Class R-5)

The Fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

Ariel Appreciation Fund (Institutional Class)

The Fund seeks long-term capital appreciation.

Champlain Mid Cap Fund (Institutional Shares)

The Fund seeks capital appreciation.

Delaware Emerging Markets Fund (Class R-6)

The Fund seeks long-term capital appreciation.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The Fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

TIAA Access ∎ Prospectus	25

JP Morgan Small Cap Value Fund (Class R-6)

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Lazard International Equity Portfolio (R-6 Shares)

The Fund seeks long-term capital appreciation.

Lord Abbett High Yield Fund (Class R-6)

The Fund seeks a high current income and the opportunity for capital appreciation to produce a high total return.

MFS Mid Cap Value Fund (Class R-6)

The Fund seeks capital appreciation.

Nationwide Geneva Small Cap Growth Fund (Class R6)

The Fund seeks long-term capital appreciation.

Parnassus Fund (Institutional Shares)

The Fund seeks long-term capital appreciation.

Templeton Global Bond Fund (Class R-6)

The Fund seeks current income with capital appreciation and growth of income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The Fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

The Fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Vanguard 500 Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P 500 Index.

Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund primarily invests its assets in securities selected to track the FTSE Emerging Markets All Cap China A Inclusion Index.

26	Prospectus ∎ TIAA Access

Vanguard Equity Income Fund (Admiral Shares)

The Fund seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Vanguard® Explorer Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation. The Fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Extended Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid- capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P Completion Index.

Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)

The Fund seeks to provide a moderate and sustainable level of current income. The Fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard® Selected Value Fund (Investor Shares)

The Fund seeks to provide long-term capital appreciation and income. The Fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard® Small-Cap Value Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The Fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Total Bond Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a broad, market-weighted bond index. The Fund primarily invests its assets in securities selected to track the Bloomberg Barclays U.S. Aggregate Float Adjusted Index.

Vanguard® Wellington Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation and moderate current income.

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

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Western Asset Core Plus Bond Fund (Class I)

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Fund. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company, the primary subadviser of the Fund (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

The investment advisors

Teachers Advisors, LLC (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. American Beacon Advisers, Inc. (“American Beacon”) manages the assets of American Beacon Holland Large Cap Growth Fund (Institutional Shares). Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Ariel Investments, LLC (“Ariel Investments”) manages the assets of Ariel Appreciation Fund (Institutional Class). Champlain Investment Partners, LLC (“Champlain Investment”) manages the assets of Champlain Mid Cap Fund (Institutional Shares). Delaware Management Company (“Delaware”) manages the assets of Delaware Emerging Markets Fund (Class R-6). Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. J.P. Morgan Investment Management Inc. (“JPMIM”) manages the assets of JPMorgan Small Cap Value Fund (Class R-6). Lazard Asset Management LLC (“Lazard”) manages the assets of Lazard International Equity Portfolio (R-6 Shares). Lord, Abbett & Co. LLC (“Lord Abbett”) manages the assets of Lord Abbett High Yield Fund (Class R-6). Massachusetts Financial Services Company (“MFS”) manages the assets of MFS Mid Cap Value Fund (Class R-5). Nationwide Fund Advisors (“Nationwide”) manages the assets of Nationwide Geneva Small Cap

28	Prospectus ∎ TIAA Access

Growth Fund (Class R6). Parnassus Investments (“Parnassus”) manages the assets of Parnassus Fund (Institutional Shares). Franklin Advisers, Inc. (“Franklin”) manages the assets of Templeton Global Bond Fund (Class R-6). T. Rowe Price® Associates, Inc. (“T. Rowe Price®”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund and T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund. The Vanguard Group, Inc. manages the assets of Vanguard 500 Index Fund (Admiral Shares), Vanguard Emerging Markets Stock Index Fund (Institutional Shares), Vanguard Extended Market Index Fund (Admiral Shares), Vanguard Intermediate-Term Treasury Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Institutional Shares), and Vanguard Total Bond Market Index Fund (Admiral Shares). Arrowpoint Partners, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Admiral Shares). Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Equity Income Fund (Admiral Shares). Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares). Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Admiral Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”) and Western Asset Management Company Limited in London (“WAML”) to render advisory services to the fund. Advisors, American Beacon, Ariel Investments, Champlain Investment, CRMC, Delaware, Dimensional, Dodge & Cox, Franklin, JPMIM, Lazard Legg Mason, Lord Abbett, MFS, Nationwide, Parnassus, T. Rowe Price®, Vanguard Fund Advisors, WAML, and Western are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’

TIAA Access ∎ Prospectus	29

prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

●	asset class coverage,

●	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

●	brand recognition,

●	performance,

●	the capability and qualification of each investment firm, and

●	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice. We have included TIAA-CREF Funds at least in part because they are managed by our affiliate, Advisors.

The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

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Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary

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reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

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GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

●	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

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SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

●	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

●	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

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Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of

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the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800-842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, at our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%),

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we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

Once we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877-518-9161. You should read the prospectus carefully before

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investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800-842-2252.

To change your allocation choices for future premiums, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how

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many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

●	any premiums you allocate to that investment account; and

●	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

●	the application of any accumulations to provide any form of benefit; and

●	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value

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of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800-842-2252 or use the TIAA website’s account access feature at tiaa.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800-842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

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Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA and CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less.

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Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permit it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job

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or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2). If you’re married, you may be required by law or your employer’s plan to provide us advance written consent from your spouse before TIAA makes certain transactions on your behalf.

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage

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of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Delaware Emerging Markets Fund, the DFA Emerging Markets Portfolio, the Dodge & Cox International Stock Fund, the Lazard International Equity Portfolio, the Templeton Global Bond Fund and the Vanguard Emerging Markets Stock Index Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancing, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

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To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

●	cash withdrawals;

●	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

●	payments under a fixed-period annuity; and

●	death benefits.

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Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, or as a result of fund liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund pays redemption proceeds.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days of the first of the month during which payments begin may be used to provide additional annuity income. Premiums received after 70 days of the first of the month during which payments begin will remain in your accumulating annuity contract until you give us further instructions. For example, if your payments begin on March 15 and a premium is received on May 5, we will recalculate your payments (March 1 through May 5 totals 65 days) so you will receive additional annuity income. However, if your payments begin on March 15 and a premium is received on June 5, (March 1 through June 5 totals 96 days), then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax

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law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

●

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

●	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

●

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

●

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Income Test Drive (expected to be available by the second quarter of 2018): Income Test Drive is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation. Payments are calculated to approximate the amount you would receive under a lifetime income unit-annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive.

You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision. At the end of the Income Test Drive, if you have not decided to stop payments, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or lesser than the amount of the last payment during the Income Test Drive.

State regulatory approval may be pending for the Income Test Drive and it may not currently be available in your state. We may stop providing the Income Test Drive feature at any time. For information about withdrawals from your contract, see “How to transfer and withdraw your money.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real

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Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March. Although the payout streams are actuarially equivalent and there is no charge for engaging in such a transfer, it is possible that the new options may apply different mortality or interest assumptions, and could therefore result in variation between the initial payments from the new option and the payments that were being made out of the original option.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

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TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

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For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Subject to the terms of your employer’s plan, death benefits under TIAA contracts are payable to the beneficiaries you name. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and

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Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800-842-2252 or via tiaa.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If your beneficiary does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

●	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

●	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

●	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

●

Minimum Distribution Payments, in which the beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the Internal Revenue Code’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity

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benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

●	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

●

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

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Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

●	an income option other than a two-life annuity with your spouse as second annuitant; or

●	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

●	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

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Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes on qualified contracts range from 0% to 1% (2% for Puerto Rico), depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The tax rules applicable to the contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a

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contract may be subject to the terms of the retirement plan itself, regardless of the terms of the contract. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, rollovers between qualified retirement plans and transfers between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan is the lesser of $18,000 or 100% of “includable compensation” (as defined by law). Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan. The $18,000 limit is increased to $24,000 for employees of state and local governments who are age 50 or older.

Note that the dollar amounts listed above are for 2017; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

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Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70  1/2, or if later, retirement. Other minimum distribution requirements apply to beneficiaries of deceased participants. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers (noneligible rollover distributions), such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death

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benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse under Federal Law. Any right of a spouse that is made available to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law, and that same-sex marriages recognized under state law will be recognized for federal law purposes. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax advisor for more information on this subject.

Possible tax law changes. There is always the possibility that the tax treatment of your contract could change by legislation or otherwise. Although the timing and nature of legislative changes is uncertain, it is likely that the current Congress will introduce various tax reforms. Measures directly impacting retirement savings could include reductions to individual tax rates, changes to contribution limits and plan qualification rules, and changes to minimum required distributions. Congress may enact all or none of these or additional measures not mentioned. Consult a tax advisor with respect to legislative developments and their effect on your contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contractowners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

●	the payment is for expenses that are ordinary and necessary;

●	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

●	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

●	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

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Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, we, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service providers are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be

56	Prospectus ∎ TIAA Access

carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cyber security failures by us or any of our service providers, the underlying funds, or the issuers of securities in which the underlying funds invest, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses, interference with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that we or our service providers or the underlying funds will not be able to adequately identify or prepare for all cyber security attacks. In addition, we cannot directly control the cyber security plans or systems implemented by our service providers or the underlying funds.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201, telephone 800-842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions

TIAA Access ∎ Prospectus	57

among the accounts and funds offered under your employer’s plan available to you through TIAA. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA website at tiaa.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877-518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800-842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $3,746,174, $3,414,280, and $2,829,919, in fees to Services for fiscal years 2016, 2015, and 2014, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the

58	Prospectus ∎ TIAA Access

separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ∎ Prospectus	59

Table of contents for the

Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-4

Financial Statements	B-4

60	Prospectus ∎ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ∎ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Bond Fund Sub-Account
2016		44		$36.18	$37.54
2015		42		$36.08	$36.18
2014		38		$34.24	$36.08
2013		34		$34.77	$34.24
2012		37		$32.54	$34.77
2011		34		$30.62	$32.54
2010		23		$28.76	$30.62
2009		12		$27.13	$28.76
2008		0	^	$26.49	$27.13
2007	(a)	0	^	$25.00	$26.49

TIAA-CREF Bond Index Fund Sub-Account
2016		15		$28.04	$28.58
2015		14		$28.01	$28.04
2014		16		$26.58	$28.01
2013		7		$27.34	$26.58
2012		2		$26.37	$27.34
2011	(d)	0		$25.00	$26.37

TIAA-CREF Bond Plus Fund Sub-Account
2016		180		$36.06	$37.58
2015		88		$36.00	$36.06
2014		69		$34.18	$36.00
2013		46		$34.56	$34.18
2012		39		$32.01	$34.56
2011		26		$30.09	$32.01
2010		14		$27.87	$30.09
2009		4		$25.37	$27.87
2008		1		$26.12	$25.37
2007	(a)	1		$25.00	$26.12

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2016		13		$17.88	$18.87
2015		10		$20.61	$17.88
2014		8		$22.45	$20.61
2013		5		$22.63	$22.45
2012		2		$18.87	$22.63
2011	(d)	0		$25.00	$18.87

62	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2016		7		$17.84	$19.72
2015		6		$21.04	$17.84
2014		2		$21.83	$21.04
2013		0	^	$22.66	$21.83
2012		0	^	$19.19	$22.66
2011	(d)	0		$25.00	$19.19

TIAA-CREF Equity Index Fund Sub-Account
2016		71		$41.33	$46.39
2015		48		$41.33	$41.33
2014		24		$36.89	$41.33
2013		22		$27.77	$36.89
2012		21		$23.98	$27.77
2011		20		$23.85	$23.98
2010		21		$20.50	$23.85
2009		19		$16.05	$20.50
2008		0	^	$25.69	$16.05
2007	(a)	0	^	$25.00	$25.69

TIAA-CREF Growth & Income Fund Sub-Account
2016		160		$48.91	$52.88
2015		143		$47.48	$48.91
2014		153		$42.86	$47.48
2013		174		$32.05	$42.86
2012		190		$27.65	$32.05
2011		125		$26.98	$27.65
2010		128		$23.94	$26.98
2009		98		$18.95	$23.94
2008		10		$29.28	$18.95
2007	(a)	0	^	$25.00	$29.28

TIAA-CREF High-Yield Fund Sub-Account
2016		97		$41.03	$47.59
2015		58		$42.81	$41.03
2014		72		$41.96	$42.81
2013		66		$39.70	$41.96
2012		46		$34.86	$39.70
2011		31		$32.99	$34.86
2010		18		$28.91	$32.99
2009		7		$20.47	$28.91
2008		0	^	$25.55	$20.47
2007	(a)	0	^	$25.00	$25.55

TIAA Access ∎ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2015		8		$34.18	$35.27
2015		10		$34.90	$34.18
2014		7		$33.90	$34.90
2013		7		$37.31	$33.90
2012		7		$35.19	$37.31
2011		13		$31.19	$35.19
2010		6		$29.53	$31.19
2009		3		$27.08	$29.53
2008		0	^	$27.65	$27.08
2007	(a)	0	^	$25.00	$27.65

TIAA-CREF International Equity Fund Sub-Account
2015		514		$25.21	$25.20
2015		395		$25.63	$25.21
2014		323		$27.98	$25.63
2013		275		$22.66	$27.98
2012		218		$17.33	$22.66
2011		113		$22.77	$17.33
2010		69		$19.07	$22.77
2009		38		$14.52	$19.07
2008		19		$28.92	$14.52
2007	(a)	6		$25.00	$28.92

TIAA-CREF International Equity Index Fund Sub-Account
2016		680		$25.49	$25.69
2015		571		$25.73	$25.49
2014		552		$27.36	$25.73
2013		512		$22.53	$27.36
2012		452		$19.00	$22.53
2011		317		$21.72	$19.00
2010		259		$20.27	$21.72
2009		125		$15.72	$20.27
2008		12		$27.31	$15.72
2007	(a)	4		$25.00	$27.31

64	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Large-Cap Growth Fund Sub-Account
2016		58		$52.24	$51.56
2015		41		$48.05	$52.24
2014		24		$43.40	$48.05
2013		24		$31.18	$43.40
2012		24		$26.78	$31.18
2011		13		$26.47	$26.78
2010		5		$23.50	$26.47
2009		4		$17.49	$23.50
2008		1		$29.81	$17.49
2007	(a)	0	^	$25.00	$29.81

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2016		51		$48.33	$51.50
2015		37		$45.97	$48.33
2014		30		$40.87	$45.97
2013		29		$30.79	$40.87
2012		23		$26.84	$30.79
2011		21		$26.29	$26.84
2010		12		$22.67	$26.29
2009		15		$16.60	$22.67
2008		3		$27.10	$16.60
2007	(a)	1		$25.00	$27.10

TIAA-CREF Large-Cap Value Fund Sub-Account
2016		610		$34.66	$40.92
2015		490		$36.53	$34.66
2014		415		$33.62	$36.53
2013		364		$25.12	$33.62
2012		265		$21.08	$25.12
2011		129		$22.45	$21.08
2010		77		$19.09	$22.45
2009		31		$14.65	$19.09
2008		6		$24.48	$14.65
2007	(a)	2		$25.00	$24.48

TIAA Access ∎ Prospectus	65

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2016		306		$35.08	$40.95
2015		201		$36.64	$35.08
2014		98		$32.46	$36.64
2013		70		$24.64	$32.46
2012		47		$21.09	$24.64
2011		38		$21.12	$21.09
2010		36		$18.39	$21.12
2009		24		$15.43	$18.39
2008		2		$24.54	$15.43
2007	(a)	1		$25.00	$24.54

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2016		54		$34.45	$36.37
2015		25		$34.52	$34.45
2014		27		$33.18	$34.52
2013		19		$30.34	$33.18
2012		5		$27.33	$30.34
2011		8		$26.71	$27.33
2010		0	^	$24.25	$26.71
2009		0	^	$20.94	$24.25
2008	(c)	0		$25.00	$20.94

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2016		117		$35.90	$37.96
2015		96		$35.93	$35.90
2014		93		$34.50	$35.93
2013		77		$30.95	$34.50
2012		69		$27.59	$30.95
2011		38		$27.26	$27.59
2010		31		$24.49	$27.26
2009		19		$20.58	$24.49
2008		21		$26.97	$20.58
2007	(a)	10		$25.00	$26.97

66	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2016		181		$35.78	$37.90
2015		174		$35.79	$35.78
2014		216		$34.31	$35.79
2013		192		$30.25	$34.31
2012		146		$26.78	$30.25
2011		105		$26.70	$26.78
2010		71		$23.80	$26.70
2009		47		$19.68	$23.80
2008		13		$27.00	$19.68
2007	(a)	0	^	$25.00	$27.00

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2016		387		$35.58	$37.77
2015		330		$35.59	$35.58
2014		323		$34.09	$35.59
2013		285		$29.39	$34.09
2012		162		$25.76	$29.39
2011		81		$25.95	$25.76
2010		66		$22.98	$25.95
2009		33		$18.72	$22.98
2008		10		$26.90	$18.72
2007	(a)	1		$25.00	$26.90

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2016		426		$35.43	$37.74
2015		347		$35.46	$35.43
2014		319		$33.97	$35.46
2013		247		$28.60	$33.97
2012		167		$24.85	$28.60
2011		80		$25.29	$24.85
2010		55		$22.29	$25.29
2009		47		$17.86	$22.29
2008		10		$26.90	$17.86
2007	(a)	1		$25.00	$26.90

TIAA Access ∎ Prospectus	67

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)	Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2016		396	$35.13	$37.54
2015		318	$35.16	$35.13
2014		252	$33.73	$35.16
2013		203	$27.75	$33.73
2012		138	$23.92	$27.75
2011		77	$24.60	$23.92
2010		52	$21.55	$24.60
2009		25	$17.04	$21.55
2008		9	$26.92	$17.04
2007	(a)	1	$25.00	$26.92

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2016		455	$35.44	$37.93
2015		333	$35.51	$35.44
2014		292	$34.08	$35.51
2013		248	$27.44	$34.08
2012		166	$23.49	$27.44
2011		76	$24.42	$23.49
2010		61	$21.29	$24.42
2009		27	$16.63	$21.29
2008		11	$26.96	$16.63
2007	(a)	1	$25.00	$26.96

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2016		468	$36.00	$38.62
2015		341	$36.13	$36.00
2014		293	$34.68	$36.13
2013		248	$27.58	$34.68
2012		168	$23.57	$27.58
2011		99	$24.56	$23.57
2010		75	$21.37	$24.56
2009		51	$16.69	$21.37
2008		23	$27.02	$16.69
2007	(a)	2	$25.00	$27.02

68	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2016		364		$34.67	$37.30
2015		238		$34.79	$34.67
2014		202		$33.40	$34.79
2013		143		$26.58	$33.40
2012		93		$22.71	$26.58
2011		42		$23.67	$22.71
2010		21		$20.61	$23.67
2009		8		$16.11	$20.61
2008	(c)	0	^	$25.00	$16.11

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2016		332		$34.32	$36.93
2015		195		$34.41	$34.32
2014		151		$33.05	$34.41
2013		104		$26.30	$33.05
2012		62		$22.47	$26.30
2011		27		$23.41	$22.47
2010		12		$20.40	$23.41
2009		5		$15.97	$20.40
2008	(c)	0		$25.00	$15.97

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2016		9		$33.97	$36.61
2015		3		$34.08	$33.97
2014		2		$32.73	$34.08
2013		1		$26.05	$32.73
2012	(e)	0	^	$25.22	$26.05

TIAA-CREF Lifecycle 2060 Fund Sub-Account
2016	(h)	0	^	$24.58	$25.48

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2016		121		$45.78	$46.47
2015		103		$46.28	$45.78
2014		92		$43.15	$46.28
2013		94		$31.69	$43.15
2012		113		$26.99	$31.69
2011		60		$28.60	$26.99
2010		36		$22.36	$28.60
2009		16		$15.29	$22.36
2008		3		$28.59	$15.29
2007	(a)	2		$25.00	$28.59

TIAA Access ∎ Prospectus	69

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Mid-Cap Value Fund Sub-Account
2016		518		$39.67	$46.37
2015		449		$42.11	$39.67
2014		410		$37.48	$42.11
2013		382		$28.40	$37.48
2012		364		$24.47	$28.40
2011		275		$25.13	$24.47
2010		224		$20.83	$25.13
2009		98		$15.23	$20.83
2008		15		$25.76	$15.23
2007	(a)	1		$25.00	$25.76

TIAA-CREF Money Market Fund Sub-Account
2016		2		$26.05	$26.01
2015		2		$26.16	$26.05
2014		8		$26.28	$26.16
2013		9		$26.39	$26.28
2012		8		$26.50	$26.39
2011		9		$26.61	$26.50
2010		6		$26.71	$26.61
2009		0	^	$26.70	$26.71
2008		0	^	$26.09	$26.70
2007	(a)	0	^	$25.00	$26.09

TIAA-CREF Real Estate Securities Fund Sub-Account
2016		359		$32.06	$33.31
2015		253		$30.78	$32.06
2014		207		$24.13	$30.78
2013		167		$23.83	$24.13
2012		134		$20.03	$23.83
2011		82		$18.81	$20.03
2010		57		$14.41	$18.81
2009		25		$11.62	$14.41
2008		4		$19.00	$11.62
2007	(a)	3		$25.00	$19.00

70	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF S&P 500 Index Fund Sub-Account
2016		99		$41.14	$45.81
2015		82		$40.77	$41.14
2014		80		$36.05	$40.77
2013		64		$27.38	$36.05
2012		43		$23.73	$27.38
2011		28		$23.37	$23.73
2010		17		$20.43	$23.37
2009		16		$16.23	$20.43
2008		9		$25.85	$16.23
2007	(a)	2		$25.00	$25.85

TIAA-CREF Short-Term Bond Fund Sub-Account
2016		87		$31.25	$31.75
2015		86		$31.09	$31.25
2014		95		$30.92	$31.09
2013		86		$30.95	$30.92
2012		79		$29.97	$30.95
2011		79		$29.34	$29.97
2010		55		$28.13	$29.34
2009		32		$26.73	$28.13
2008		8		$26.19	$26.73
2007	(a)	0	^	$25.00	$26.19

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2016		269		$38.93	$47.11
2015		245		$40.79	$38.93
2014		216		$38.97	$40.79
2013		208		$28.16	$38.97
2012		120		$24.26	$28.16
2011		106		$25.42	$24.26
2010		102		$20.14	$25.42
2009		58		$15.96	$20.14
2008		2		$24.12	$15.96
2007	(a)	0	^	$25.00	$24.12

TIAA Access ∎ Prospectus	71

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Small-Cap Equity Fund Sub-Account
2016		285		$39.55	$47.24
2015		192		$39.67	$39.55
2014		174		$37.27	$39.67
2013		139		$26.75	$37.27
2012		145		$23.55	$26.75
2011		84		$24.62	$23.55
2010		54		$19.40	$24.62
2009		14		$15.35	$19.40
2008		3		$22.94	$15.35
2007	(a)	1		$25.00	$22.94

TIAA-CREF Social Choice Equity Fund Sub-Account
2016		107		$39.69	$44.85
2015		79		$40.85	$39.69
2014		81		$36.89	$40.85
2013		84		$27.58	$36.89
2012		50		$24.30	$27.58
2011		36		$24.42	$24.30
2010		33		$21.17	$24.42
2009		14		$16.06	$21.17
2008		5		$25.28	$16.06
2007	(a)	1		$25.00	$25.28

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2016		28		$31.43	$31.61
2015		26		$31.75	$31.43
2014		16		$32.66	$31.75
2013		13		$27.22	$32.66
2012		0	^	$22.86	$27.22
2011		0		$26.50	$22.86
2010		0		$24.27	$26.50
2009		0		$17.47	$24.27
2008		0		$29.44	$17.47
2007	(b)	0	^	$27.31	$29.44

72	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

American Funds Washington Mutual Investors (Class R-5) Sub-Account
2016		3		$39.89	$45.14
2015		1		$40.04	$39.89
2014		1		$36.07	$40.04
2013		0		$27.40	$36.07
2012		0		$24.40	$27.40
2011		0		$22.84	$24.40
2010		0		$20.19	$22.84
2009		0		$16.99	$20.19
2008		0		$25.47	$16.99
2007	(b)	0	^	$26.29	$25.47

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2016		50		$18.32	$20.44
2015		33		$21.86	$18.32
2014		15		$22.34	$21.86
2013		5		$23.16	$22.34
2012		4		$19.53	$23.16
2011	(d)	0		$25.00	$19.53

Dodge & Cox International Stock Fund Sub-Account
2016		40		$25.68	$27.67
2015		42		$29.10	$25.68
2014		27		$29.21	$29.10
2013		14		$23.23	$29.21
2012		6		$19.28	$23.23
2011	(d)	0		$25.00	$19.28

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2016		13		$54.25	$55.54
2015		17		$49.50	$54.25
2014		13		$45.74	$49.50
2013		12		$31.81	$45.74
2012		14		$27.18	$31.81
2011		12		$27.69	$27.18
2010		5		$23.92	$27.69
2009		3		$15.67	$23.92
2008		0	^	$26.62	$15.67
2007	(a)	0	^	$25.00	$26.62

TIAA Access ∎ Prospectus	73

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2016		17		$18.17	$20.21
2015		15		$21.56	$18.17
2014	(g)	18		$21.54	$21.56
2013		13		$22.78	$21.54
2012		5		$19.26	$22.78
2011	(d)	0		$25.00	$19.26

Vanguard Explorer Fund (Investor Shares) Sub-Account
2016		10		$35.32	$39.50
2015		10		$37.09	$35.32
2014		10		$35.85	$37.09
2013		7		$24.95	$35.85
2012		6		$21.81	$24.95
2011	(d)	0		$25.00	$21.81

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2016		9		$27.95	$28.15
2015		7		$27.65	$27.95
2014		7		$26.63	$27.65
2013		4		$27.60	$26.63
2012		5		$27.00	$27.60
2011	(d)	0	^	$25.00	$27.00

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2016		14		$37.74	$43.71
2015		14		$39.41	$37.74
2014		13		$37.22	$39.41
2013		2		$26.32	$37.22
2012		1		$22.94	$26.32
2011	(d)	0		$25.00	$22.94

Vanguard Small Cap Value Index Fund (Investor Shares) Sub-Account
2016		53		$36.72	$45.56
2015		42		$38.73	$36.72
2014		23		$35.24	$38.73
2013		10		$25.95	$35.24
2012		9		$21.99	$25.95
2011	(d)	0		$25.00	$21.99

74	Prospectus ∎ TIAA Access

(concluded)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

Vanguard Wellington Fund (Investor Shares) Sub-Account
2016		82		$35.13	$38.82
2015		65		$35.27	$35.13
2014		50		$32.26	$35.27
2013		35		$27.08	$32.26
2012		25		$24.16	$27.08
2011	(d)	0		$25.00	$24.16

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2016		89		$39.32	$41.02
2015		62		$38.98	$39.32
2014		41		$36.36	$38.98
2013		35		$36.91	$36.36
2012		27		$34.20	$36.91
2011		20		$32.19	$34.20
2010		10		$28.88	$32.19
2009		5		$23.02	$28.88
2008		1		$25.58	$23.02
2007	(a)	0	^	$25.00	$25.58

^	Less than $1,000.
(a)	Sub-Account commenced operations February 1, 2007.
(b)	Sub-Account commenced operations August 8, 2007.
(c)	Sub-Account commenced operations May 1, 2008.
(d)	Sub-Account commenced operations May 1, 2011.
(e)	Sub-Account commenced operations November 5, 2012.
(g)	Effective October 24, 2014 all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.
(h)	Sub-Account commenced August 3, 2016.

TIAA Access ∎ Prospectus	75

PROSPECTUS — LEVEL 4

MAY 1, 2017

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2017. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA Imaging Services), or by calling 877-518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

∎	TIAA-CREF Bond Fund
∎	TIAA-CREF Bond Index Fund
∎	TIAA-CREF Bond Plus Fund
∎	TIAA-CREF Emerging Markets Equity Fund
∎	TIAA-CREF Emerging Markets Equity Index Fund
∎	TIAA-CREF Equity Index Fund
∎	TIAA-CREF Growth & Income Fund
∎	TIAA-CREF High-Yield Fund
∎	TIAA-CREF Inflation-Linked Bond Fund
∎	TIAA-CREF International Equity Fund
∎	TIAA-CREF International Equity Index Fund
∎	TIAA-CREF Large-Cap Growth Fund
∎	TIAA-CREF Large-Cap Growth Index Fund
∎	TIAA-CREF Large-Cap Value Fund
∎	TIAA-CREF Large-Cap Value Index Fund
∎	TIAA-CREF Lifecycle Funds
•	Lifecycle Retirement Income Fund
•	Lifecycle 2010 Fund
•	Lifecycle 2015 Fund
•	Lifecycle 2020 Fund
•	Lifecycle 2025 Fund
•	Lifecycle 2030 Fund
•	Lifecycle 2035 Fund
•	Lifecycle 2040 Fund
•	Lifecycle 2045 Fund
•	Lifecycle 2050 Fund
•	Lifecycle 2055 Fund
•	Lifecycle 2060 Fund
∎	TIAA-CREF Mid-Cap Growth Fund
∎	TIAA-CREF Mid-Cap Value Fund
∎	TIAA-CREF Money Market Fund
∎	TIAA-CREF Real Estate Securities Fund
∎	TIAA-CREF S&P 500 Index Fund
∎	TIAA-CREF Short-Term Bond Fund
∎	TIAA-CREF Small-Cap Blend Index Fund
∎	TIAA-CREF Small-Cap Equity Fund
∎	TIAA-CREF Social Choice Equity Fund

(list of Funds is continued on page 2)

The following non-TIAA-CREF Funds:

∎	American Beacon Holland Large Cap Growth Fund (Institutional Shares)
∎	American Funds EuroPacific Growth Fund (Class R-5)*
∎	American Funds Washington Mutual Investors Fund (Class R-5)*
∎	Ariel Appreciation Fund (Institutional Class)
∎	Champlain Mid Cap Fund (Institutional Shares)
∎	Delaware Emerging Markets Fund (Class R-6)
∎	DFA Emerging Markets Portfolio (Institutional Class)
∎	Dodge & Cox International Stock Fund†
∎	JPMorgan Small Cap Value Fund (Class R-6)
∎	Lazard International Equity Portfolio (R-6 Shares)
∎	Lord Abbett High Yield Fund (Class R-6)
∎	MFS Mid Cap Value Fund (Class R-6)
∎	Nationwide Geneva Small Cap Growth Fund (Class R6)
∎	Parnassus Fund (Institutional Shares)
∎	Templeton Global Bond Fund (Class R-6)
∎	T. Rowe Price® Institutional Large-Cap Growth Fund
∎	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund
∎	Vanguard® 500 Index Fund (Admiral Shares)
∎	Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)
∎	Vanguard® Equity Income Fund (Admiral Shares)
∎	Vanguard® Explorer Fund (Admiral Shares)
∎	Vanguard® Extended Market Index Fund (Admiral Shares)
∎	Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)
∎	Vanguard® Selected Value Fund (Investor Shares)
∎	Vanguard® Small-Cap Value Index Fund (Institutional Shares)
∎	Vanguard® Total Bond Market Index Fund (Admiral Shares)
∎	Vanguard® Wellington Fund (Admiral Shares)‡
∎	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

∎	RA (Retirement Annuity)

∎	GRA (Group Retirement Annuity)

∎	SRA (Supplemental Retirement Annuity)

∎	GSRA (Group Supplemental Retirement Annuity)

∎	Retirement Choice and Retirement Choice Plus Annuity

∎	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special terms

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation   The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant   The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract   The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

TIAA Access ∎ Prospectus	5

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877-518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877-518-9161.

6	Prospectus ∎ TIAA Access

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day   Any business day.

Summary

Read this summary together with the detailed information you will find in the rest of the prospectus.

What is this product?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payments based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

●	TIAA-CREF Bond Fund

●	TIAA-CREF Bond Index Fund

●	TIAA-CREF Bond Plus Fund

●	TIAA-CREF Emerging Markets Equity Fund

●	TIAA-CREF Emerging Markets Equity Index Fund

●	TIAA-CREF Equity Index Fund

●	TIAA-CREF Growth & Income Fund

●	TIAA-CREF High-Yield Fund

●	TIAA-CREF Inflation-Linked Bond Fund

●	TIAA-CREF International Equity Fund

●	TIAA-CREF International Equity Index Fund

●	TIAA-CREF Large-Cap Growth Fund

●	TIAA-CREF Large-Cap Growth Index Fund

TIAA Access ∎ Prospectus	7

●	TIAA-CREF Large-Cap Value Fund

●	TIAA-CREF Large-Cap Value Index Fund

●	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund and 2060 Fund)

●	TIAA-CREF Mid-Cap Growth Fund

●	TIAA-CREF Mid-Cap Value Fund

●	TIAA-CREF Money Market Fund

●	TIAA-CREF Real Estate Securities Fund

●	TIAA-CREF S&P 500 Index Fund

●	TIAA-CREF Short-Term Bond Fund

●	TIAA-CREF Small-Cap Blend Index Fund

●	TIAA-CREF Small-Cap Equity Fund

●	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

●	American Beacon Holland Large Cap Growth Fund (Institutional Shares)

●	American Funds EuroPacific Growth Fund (Class R-5)*

●	American Funds Washington Mutual Investors Fund (Class R-5)*

●	Ariel Appreciation Fund (Institutional Class)

●	Champlain Mid Cap Fund (Institutional Shares)

●	Delaware Emerging Markets Fund (Class R-6)

●	DFA Emerging Markets Portfolio (Institutional Class)

●	Dodge & Cox International Stock Fund†

●	JPMorgan Small Cap Value Fund (Class R-6)

●	Lazard International Equity Portfolio (R-6 Shares)

●	Lord Abbett High Yield Fund (Class R-6)

●	MFS Mid Cap Value Fund (Class R-6)

●	Nationwide Geneva Small Cap Growth Fund (Class R6)

●	Parnassus Fund (Institutional Shares)

●	Templeton Global Bond Fund (Class R-6)

●	T. Rowe Price® Institutional Large-Cap Growth Fund

●	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

●	Vanguard 500 Index Fund (Admiral Shares)

●	Vanguard Emerging Markets Stock Index Fund (Institutional Shares)

●	Vanguard Equity Income Fund (Admiral Shares)

●	Vanguard Explorer Fund (Admiral Shares)

●	Vanguard Extended Market Index Fund (Admiral Shares)

●	Vanguard Intermediate-Term Treasury Fund (Admiral Shares)

8	Prospectus ∎ TIAA Access

●	Vanguard Selected Value Fund (Investor Shares)

●	Vanguard Small-Cap Value Index Fund (Institutional Shares)

●	Vanguard Total Bond Market Index Fund (Admiral Shares)

●	Vanguard Wellington Fund (Admiral Shares)‡

●	Western Asset Core Plus Bond Fund (Class I)§

*	Effective June 30, 2017, the Class R-6 will be available.

†

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

‡

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

§	Effective June 30, 2017, the Class IS will be available.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

What expenses must I pay under the contract?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum contractual fees	Current fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

TIAA Access ∎ Prospectus	9

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—Accumulation expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.70%
Total separate account annual charges	2.00%	0.75%

SEPARATE ACCOUNT ANNUAL EXPENSES—Payout annuity expenses

(as a percentage of average account value)

	Maximum contractual fees	Current fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum expenses	Maximum expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.05%	1.60%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2017 to September 30, 2019)‡	0.05%	1.32%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is

10	Prospectus ∎ TIAA Access

July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2017; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
The Institutional Class of the:
TIAA-CREF Bond Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.02%	—	0.12%	—	0.12%
TIAA-CREF Bond Plus Fund[1]	0.29%	—	0.02%	—	0.31%	—	0.31%
TIAA-CREF Emerging Markets Equity Fund[1]	0.85%	—	0.09%	—	0.94%	—	0.94%
TIAA-CREF Emerging Markets Equity Index Fund[1]	0.14%	—	0.08%	0.01%	0.23%	—	0.23%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.01%	—	0.05%	—	0.05%
TIAA-CREF Growth & Income Fund[1]	0.41%	—	0.02%	—	0.43%	—	0.43%
TIAA-CREF High-Yield Fund[1]	0.34%	—	0.02%	—	0.36%	—	0.36%
TIAA-CREF Inflation-Linked Bond Fund[1]	0.24%	—	0.03%	—	0.27%	—	0.27%

TIAA Access ∎ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
TIAA-CREF International Equity Fund[1]	0.47%	—	0.02%	—	0.49%	—	0.49%
TIAA-CREF International Equity Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Growth Fund[1]	0.42%	—	0.02%	—	0.44%	—	0.44%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Large-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Lifecycle Funds
● Lifecycle Retirement Income Fund[2]	0.10%	—	0.05%	0.37%	0.52%	0.15%	0.37%
● Lifecycle 2010 Fund[2]	0.10%	—	0.02%	0.37%	0.49%	0.12%	0.37%
● Lifecycle 2015 Fund[2]	0.10%	—	0.02%	0.38%	0.50%	0.12%	0.38%
● Lifecycle 2020 Fund[2]	0.10%	—	0.02%	0.40%	0.52%	0.12%	0.40%
● Lifecycle 2025 Fund[2]	0.10%	—	0.02%	0.41%	0.53%	0.12%	0.41%
● Lifecycle 2030 Fund[2]	0.10%	—	0.02%	0.42%	0.54%	0.12%	0.42%
● Lifecycle 2035 Fund[2]	0.10%	—	0.02%	0.43%	0.55%	0.12%	0.43%
● Lifecycle 2040 Fund[2]	0.10%	—	0.01%	0.44%	0.55%	0.11%	0.44%
● Lifecycle 2045 Fund[2]	0.10%	—	0.02%	0.45%	0.57%	0.12%	0.45%
● Lifecycle 2050 Fund[2]	0.10%	—	0.03%	0.45%	0.58%	0.13%	0.45%
● Lifecycle 2055 Fund[2]	0.10%	—	0.09%	0.45%	0.64%	0.19%	0.45%
● Lifecycle 2060 Fund[2]	0.10%	—	1.05%	0.45%	1.60%	1.15%	0.45%
TIAA-CREF Mid-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Mid-Cap Value Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.04%	—	0.14%	—	0.14%
TIAA-CREF Real Estate Securities Fund[1]	0.49%	—	0.02%	—	0.51%	—	0.51%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.02%	—	0.27%	—	0.27%
TIAA-CREF Small-Cap Blend Index Fund[1]	0.04%	—	0.02%	—	0.06%	—	0.06%
TIAA-CREF Small-Cap Equity Fund[1]	0.40%	—	0.02%	—	0.42%	—	0.42%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.03%	—	0.18%	—	0.18%
American Beacon Holland Large Cap Growth Fund (Institutional Shares)	0.45%	—	0.43%	0.01%	0.89%	—	0.89%
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.12%	—	0.54%	—	0.54%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%

12	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Ariel Appreciation Fund (Institutional Class)	0.69%	—	0.13%	—	0.82%	—	0.82%
Champlain Mid Cap Fund (Institutional Shares)	0.73%	—	0.23%	—	0.96%	0.01%	0.95%
Delaware Emerging Markets Fund (Class R-6)	1.20%	—	0.20%	—	1.40%	0.08%	1.32%
DFA Emerging Markets Portfolio (Institutional Class)	0.60%	—	0.06%	—	0.66%	0.10%	0.56%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
JPMorgan Small Cap Value Fund (Class R-6)	0.65%	—	0.12%	0.01%	0.78%	0.01%	0.77%
Lazard International Equity Portfolio (R-6 Shares)	0.75%	—	0.11%	—	0.86%	0.06%	0.80%
Lord Abbett High Yield Fund (Class R-6)	0.53%	—	0.09%	—	0.62%	—	0.62%
MFS Mid Cap Value Fund (Class R-6)	0.72%	—	0.06%	—	0.78%	0.01%	0.77%
Nationwide Geneva Small Cap Growth Fund ( Class R6)	0.82%	—	0.21%	—	1.03%	—	1.03%
Parnassus Fund (Institutional Shares)	0.62%	—	0.08%	—	0.70%	—	0.70%
Templeton Global Bond Fund (Class R-6)	0.47%	—	0.06%	0.03%	0.56%	0.03%	0.53%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.01%	—	0.56%	—	0.56%
T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund	0.64%	—	0.18%	—	0.82%	—	0.82%
Vanguard 500 Index Fund (Admiral Shares)	0.04%	—	0.01%	—	0.05%	—	0.05%
Vanguard Emerging Markets Stock Index Fund (Institutional Shares)	0.04%	—	0.07%	—	0.11%	—	0.11%
Vanguard Equity Income Fund (Admiral Shares)	0.16%	—	0.01%	—	0.17%	—	0.17%
Vanguard Explorer Fund (Admiral Shares)	0.32%	—	0.01%	0.01%	0.34%	—	0.34%
Vanguard Extended Market Index Fund (Admiral Shares)	0.08%	—	0.01%	—	0.09%	—	0.09%
Vanguard Intermediate-Term Treasury Fund (Admiral Shares)	0.09%	—	0.01%	—	0.10%	—	0.10%
Vanguard Selected Value Fund (Investor Shares)	0.33%	—	0.02%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Institutional Shares)	0.06%	—	0.01%	—	0.07%	—	0.07%

TIAA Access ∎ Prospectus	13

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) fees	12b-1 fees	Other expenses	Acquired Fund fees and expenses§,3	Total annual Fund operating expenses	Expense reimburse- ments/ waivers	Net annual Fund operating expenses
Vanguard Total Bond Market Index Fund (Admiral Shares)	0.05%	—	0.01%	—	0.06%	—	0.06%
Vanguard Wellington Fund (Admiral Shares)	0.16%	—	—	—	0.16%	—	0.16%
Western Asset Core Plus Bond Fund (Class I)	0.41%	—	0.13%	—	0.54%	0.09%	0.45%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2016; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2017; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2016; the most recently ended fiscal year for the American Beacon Holland Large Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2017 (the expenses reflected in the table are for the fiscal year ended March 31, 2016); most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2017 (the expenses reflected in the table are for the fiscal year ended April 30, 2016); most recently ended fiscal year for the Ariel Appreciation Fund is September 30, 2016; most recently ended fiscal year for the Champlain Mid Cap Fund is July 31, 2016; most recently ended fiscal year for the Delaware Emerging Markets Fund is November 30, 2016; most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2016; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2016; most recently ended fiscal year for the JPMorgan Small Cap Value Fund is June 30, 2016; most recently ended fiscal year for the Lazard International Equity Portfolio is December 31, 2016; most recently ended fiscal year for the Lord Abbett High Yield Fund is November 30, 2016; most recently ended fiscal year for the MFS Mid Cap Value Fund is September 30, 2016; most recently ended fiscal year for the Nationwide Geneva Small Cap Growth Fund is October 31, 2016; most recently ended fiscal year for the Parnassus Fund is December 31, 2016; most recently ended fiscal year for the Templeton Global Bond Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2016; most recently ended fiscal year for the T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund is December 31, 2016; most recently ended fiscal year for the Vanguard 500 Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Equity Income Fund is September 30, 2016; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Extended Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2016; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2016; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Total Bond Market Index Fund is December 31, 2016; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2016; and most recently ended fiscal year for the Western Asset Core Plus Bond Fund is December 31, 2016. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, the TIAA-CREF Emerging Markets Equity Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

14	Prospectus ∎ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the Funds’ investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund, and Large-Cap Value Fund; 0.53% for Small-Cap Equity Fund; 0.55% for Mid-Cap Growth Fund and Mid-Cap Value Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2018, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund and Inflation-Linked Bond Fund; 0.35% for Bond Fund and Bond Plus Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2017, unless changed with approval of the Board of Trustees.

[2]

Teachers Advisors, LLC, the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2019. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2017 unless changed with approval of the Board of Trustees.

[3]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

The following examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These examples assume that you invest $10,000 in a contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 year	3 years	5 years	10 years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$241	$742	$1,268	$2,710
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$82	$256	$446	$993

TIAA Access ∎ Prospectus	15

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

How do I purchase a contract?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Can I cancel my contract?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

16	Prospectus ∎ TIAA Access

Can I transfer among the investment accounts or make cash withdrawals from the contract?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, at our sole discretion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2. Some exceptions may apply.

What are my options for receiving annuity payments under the contract?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

What death benefits are available under the contract?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TIAA Access ∎ Prospectus	17

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the United States, based on assets under management. As of December 31, 2016 TIAA’s total statutory admitted assets were approximately $282 billion; the combined assets for TIAA, CREF and other entities within the TIAA organization (including TIAA-sponsored mutual funds) totaled approximately $907 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The separate account

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

18	Prospectus ∎ TIAA Access

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

Adding, closing, or substituting portfolios

The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Changes to the contract

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance  company.

Voting rights

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please

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note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying  fund.

Your investment options

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Investment objectives of underlying funds

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877-518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

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Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests in fixed income securities that comprise its benchmark index, the Barclays U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term total return, primarily through high current income.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the MSCI Emerging Markets® Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests in equity securities that comprise its benchmark index, the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

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TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year

22	Prospectus ∎ TIAA Access

approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

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•	Lifecycle 2060 Fund

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests in securities that comprise its benchmark index, the Russell 2000® Index.

[1]

The TIAA-CREF Money Market Fund converted to a “government money market fund” on October 14, 2016. As a government money market fund, the fund is required to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities. A government money market fund is not required to impose liquidity fees or redemption gates, and the fund does not currently intend to impose such fees and/or gates.

Although the fund will continue to seek to maintain a share value of $1.00 per share, there is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

24	Prospectus ∎ TIAA Access

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social, and governance criteria.

The following non-TIAA-CREF Funds:

American Beacon Holland Large Cap Growth Fund (Institutional Shares)

The Fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration.

American Funds EuroPacific Growth Fund (Class R-5)

The Fund’s investment objective is to provide long-term growth of capital.

American Funds Washington Mutual Investors Fund (Class R-5)

The Fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

Ariel Appreciation Fund (Institutional Class)

The Fund seeks long-term capital appreciation.

Champlain Mid Cap Fund (Institutional Shares)

The Fund seeks capital appreciation.

Delaware Emerging Markets Fund (Class R-6)

The Fund seeks long-term capital appreciation.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The Fund seeks long-term growth of principal and income.

Dodge & Cox International Stock Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Dodge & Cox International Stock Fund prior to May 1, 2015, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Dodge & Cox International Stock Fund investment option.

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JP Morgan Small Cap Value Fund (Class R-6)

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Lazard International Equity Portfolio (R-6 Shares)

The Fund seeks long-term capital appreciation.

Lord Abbett High Yield Fund (Class R-6)

The Fund seeks a high current income and the opportunity for capital appreciation to produce a high total return.

MFS Mid Cap Value Fund (Class R-6)

The Fund seeks capital appreciation.

Nationwide Geneva Small Cap Growth Fund (Class R6)

The Fund seeks long-term capital appreciation.

Parnassus Fund (Institutional Shares)

The Fund seeks long-term capital appreciation.

Templeton Global Bond Fund (Class R-6)

The Fund seeks current income with capital appreciation and growth of income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The Fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund

The Fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Vanguard 500 Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P 500 Index.

Vanguard® Emerging Markets Stock Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund primarily invests its assets in securities selected to track the FTSE Emerging Markets All Cap China A Inclusion Index.

26	Prospectus ∎ TIAA Access

Vanguard Equity Income Fund (Admiral Shares)

The Fund seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Vanguard® Explorer Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation. The Fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Extended Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small- and mid- capitalization stocks. The Fund primarily invests its assets in securities selected to track the S&P Completion Index.

Vanguard® Intermediate-Term Treasury Fund (Admiral Shares)

The Fund seeks to provide a moderate and sustainable level of current income. The Fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5–10 years.

Vanguard® Selected Value Fund (Investor Shares)

The Fund seeks to provide long-term capital appreciation and income. The Fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

Vanguard® Small-Cap Value Index Fund (Institutional Shares)

The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The Fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Total Bond Market Index Fund (Admiral Shares)

The Fund seeks to track the performance of a broad, market-weighted bond index. The Fund primarily invests its assets in securities selected to track the Bloomberg Barclays U.S. Aggregate Float Adjusted Index.

Vanguard® Wellington Fund (Admiral Shares)

The Fund seeks to provide long-term capital appreciation and moderate current income.

Vanguard Wellington Fund, previously offered as an investment option under the contract, is no longer available, subject to the following exception. If your employer’s plan made available the Vanguard Wellington Fund prior to March 24, 2017, then you may continue to allocate premiums and transfer accumulations from the other investment accounts of the separate account that are available under the terms of your employer’s plan to the Vanguard Wellington Fund investment option.

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Western Asset Core Plus Bond Fund (Class I)

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Fund. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company, the primary subadviser of the Fund (generally, this range is 2.5–7 years).

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

The investment advisors

Teachers Advisors, LLC (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. American Beacon Advisers, Inc. (“American Beacon”) manages the assets of American Beacon Holland Large Cap Growth Fund (Institutional Shares). Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Ariel Investments, LLC (“Ariel Investments”) manages the assets of Ariel Appreciation Fund (Institutional Class). Champlain Investment Partners, LLC (“Champlain Investment”) manages the assets of Champlain Mid Cap Fund (Institutional Shares). Delaware Management Company (“Delaware”) manages the assets of Delaware Emerging Markets Fund (Class R-6). Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. J.P. Morgan Investment Management Inc. (“JPMIM”) manages the assets of JPMorgan Small Cap Value Fund (Class R-6). Lazard Asset Management LLC (“Lazard”) manages the assets of Lazard International Equity Portfolio (R-6 Shares). Lord, Abbett & Co. LLC (“Lord Abbett”) manages the assets of Lord Abbett High Yield Fund (Class R-6). Massachusetts Financial Services Company (“MFS”) manages the assets of MFS Mid Cap Value Fund (Class R-5). Nationwide Fund Advisors (“Nationwide”) manages the assets of Nationwide Geneva Small Cap

28	Prospectus ∎ TIAA Access

Growth Fund (Class R6). Parnassus Investments (“Parnassus”) manages the assets of Parnassus Fund (Institutional Shares). Franklin Advisers, Inc. (“Franklin”) manages the assets of Templeton Global Bond Fund (Class R-6). T. Rowe Price® Associates, Inc. (“T. Rowe Price®”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund and T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund. The Vanguard Group, Inc. manages the assets of Vanguard 500 Index Fund (Admiral Shares), Vanguard Emerging Markets Stock Index Fund (Institutional Shares), Vanguard Extended Market Index Fund (Admiral Shares), Vanguard Intermediate-Term Treasury Fund (Admiral Shares), Vanguard Small-Cap Value Index Fund (Institutional Shares), and Vanguard Total Bond Market Index Fund (Admiral Shares). Arrowpoint Partners, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Admiral Shares). Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Equity Income Fund (Admiral Shares). Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC manage the assets of Vanguard Selected Value Fund (Investor Shares). Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Admiral Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”) and Western Asset Management Company Limited in London (“WAML”) to render advisory services to the fund. Advisors, American Beacon, Ariel Investments, Champlain Investment, CRMC, Delaware, Dimensional, Dodge & Cox, Franklin, JPMIM, Lazard Legg Mason, Lord Abbett, MFS, Nationwide, Parnassus, T. Rowe Price®, Vanguard Fund Advisors, WAML, and Western are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

The broker-dealer

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’

TIAA Access ∎ Prospectus	29

prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

Selection of funds

We select the funds offered through the contract based on several criteria, including the following:

●	asset class coverage,

●	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

●	brand recognition,

●	performance,

●	the capability and qualification of each investment firm, and

●	whether our distributors are likely to recommend the funds to contractowners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contractowner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice. We have included TIAA-CREF Funds at least in part because they are managed by our affiliate, Advisors.

The annuity contracts

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA contracts are used mainly for employer sponsored retirement plans.

●

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary

30	Prospectus ∎ TIAA Access

reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

●

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

●	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

●

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

●	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

●	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

●

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of

TIAA Access ∎ Prospectus	31

the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800-842-2252.

Starting out

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, at our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%),

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we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

Once we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in their respective prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877-518-9161. You should read the prospectus carefully before

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investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800-842-2252.

To change your allocation choices for future premiums, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

Important information about procedures for opening a new account

To help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

Accumulation units

Determining the value of your contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how

34	Prospectus ∎ TIAA Access

many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

●	any premiums you allocate to that investment account; and

●	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

●	the application of any accumulations to provide any form of benefit; and

●	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value

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of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

To change your investment allocations

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800-842-2252 or use the TIAA website’s account access feature at tiaa.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800-842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

How to transfer and withdraw your money

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

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Systematic transfers and withdrawals

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

How to make transfers and withdraw cash

To request a transfer or to withdraw cash, you can:

●	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

●	call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

●	use the TIAA website’s account access feature at tiaa.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Transfers to and from other TIAA and CREF accounts and funds

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less.

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Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Transfers to other companies

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

Transfers from other companies/plans

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA.

Withdrawing cash

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permit it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job

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or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2). If you’re married, you may be required by law or your employer’s plan to provide us advance written consent from your spouse before TIAA makes certain transactions on your behalf.

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record, or to an address of record that has been changed within either the last 14 or 30 calendar days, depending on the service model applicable to your plan. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Systematic withdrawals to pay financial advisor fees

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

Market timing/excessive trading policy

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage

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of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Delaware Emerging Markets Fund, the DFA Emerging Markets Portfolio, the Dodge & Cox International Stock Fund, the Lazard International Equity Portfolio, the Templeton Global Bond Fund and the Vanguard Emerging Markets Stock Index Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancing, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

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To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

●	cash withdrawals;

●	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

●	payments under a fixed-period annuity; and

●	death benefits.

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Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, or as a result of fund liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund pays redemption proceeds.

Receiving annuity income

The annuity period in general

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire.

Also, under the terms of the contract, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

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Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days of the first of the month during which payments begin may be used to provide additional annuity income. Premiums received after 70 days of the first of the month during which payments begin will remain in your accumulating annuity contract until you give us further instructions. For example, if your payments begin on March 15 and a premium is received on May 5, we will recalculate your payments (March 1 through May 5 totals 65 days) so you will receive additional annuity income. However, if your payments begin on March 15 and a premium is received on June 5, (March 1 through June 5 totals 96 days), then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax

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law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

●

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

●	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

●

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

●

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

Income Test Drive (expected to be available by the second quarter of 2018): Income Test Drive is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation. Payments are calculated to approximate the amount you would receive under a lifetime income unit-annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive.

You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision. At the end of the Income Test Drive, if you have not decided to stop payments, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or lesser than the amount of the last payment during the Income Test Drive.

State regulatory approval may be pending for the Income Test Drive and it may not currently be available in your state. We may stop providing the Income Test Drive feature at any time. For information about withdrawals from your contract, see “How to transfer and withdraw your money.”

Transfers during the annuity period

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real

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Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March. Although the payout streams are actuarially equivalent and there is no charge for engaging in such a transfer, it is possible that the new options may apply different mortality or interest assumptions, and could therefore result in variation between the initial payments from the new option and the payments that were being made out of the original option.

Annuity payments

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

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TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

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For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Death benefits

Choosing beneficiaries

Subject to the terms of your employer’s plan, death benefits under TIAA contracts are payable to the beneficiaries you name. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

Your spouse’s rights

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount of death benefit

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and

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Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800-842-2252 or via tiaa.org.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If your beneficiary does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

Payments during accumulation period

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

●	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

●	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

●	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

●

Minimum Distribution Payments, in which the beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the Internal Revenue Code’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period).

Payments during annuity period

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity

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benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

Employer plan fee withdrawals

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

Spouse’s rights to benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

●	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

●

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

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Waiver of spouse’s rights

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

●	an income option other than a two-life annuity with your spouse as second annuitant; or

●	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

●	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse”, see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

Charges

Separate account charges

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

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Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

Other charges and expenses

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes on qualified contracts range from 0% to 1% (2% for Puerto Rico), depending on the state.

Taxes

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The tax rules applicable to the contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a

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contract may be subject to the terms of the retirement plan itself, regardless of the terms of the contract. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, rollovers between qualified retirement plans and transfers between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $18,000 per year ($24,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan is the lesser of $18,000 or 100% of “includable compensation” (as defined by law). Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan. The $18,000 limit is increased to $24,000 for employees of state and local governments who are age 50 or older.

Note that the dollar amounts listed above are for 2017; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

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Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70  1/2, or if later, retirement. Other minimum distribution requirements apply to beneficiaries of deceased participants. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers (noneligible rollover distributions), such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death

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benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse under Federal Law. Any right of a spouse that is made available to continue the contract and all contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law, and that same-sex marriages recognized under state law will be recognized for federal law purposes. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax advisor for more information on this subject.

Possible tax law changes. There is always the possibility that the tax treatment of your contract could change by legislation or otherwise. Although the timing and nature of legislative changes is uncertain, it is likely that the current Congress will introduce various tax reforms. Measures directly impacting retirement savings could include reductions to individual tax rates, changes to contribution limits and plan qualification rules, and changes to minimum required distributions. Congress may enact all or none of these or additional measures not mentioned. Consult a tax advisor with respect to legislative developments and their effect on your contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contractowners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

●	the payment is for expenses that are ordinary and necessary;

●	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

●	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

●	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

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Additional information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, we, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service providers are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be

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carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cyber security failures by us or any of our service providers, the underlying funds, or the issuers of securities in which the underlying funds invest, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses, interference with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that we or our service providers or the underlying funds will not be able to adequately identify or prepare for all cyber security attacks. In addition, we cannot directly control the cyber security plans or systems implemented by our service providers or the underlying funds.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201, telephone 800-842-2252.

Choices and Changes: You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We execute all other changes as of the date received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions

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among the accounts and funds offered under your employer’s plan available to you through TIAA. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA website at tiaa.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877-518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800-842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $3,746,174, $3,414,280, and $2,829,919, in fees to Services for fiscal years 2016, 2015, and 2014, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the

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separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Statements and reports

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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Table of contents for the

Statement of Additional Information

Variable Annuity Payments	B-2

General Matters	B-2

State Regulation	B-3

Legal Matters	B-3

Experts	B-3

Additional Information	B-3

Management Related Service Contracts	B-4

Financial Statements	B-4

60	Prospectus ∎ TIAA Access

Appendix A: Separate account condensed financial information

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ∎ Prospectus	61

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Bond Fund Sub-Account
2016		674		$35.22	$36.44
2015		535		$35.23	$35.22
2014		584		$33.54	$35.23
2013		627		$34.16	$33.54
2012		469		$32.06	$34.16
2011		434		$30.26	$32.06
2010		312		$28.51	$30.26
2009		134		$26.98	$28.51
2008		6		$26.41	$26.98
2007	(a)	0	^	$25.00	$26.41

TIAA-CREF Bond Index Fund Sub-Account
2016		30		$27.65	$28.10
2015		25		$27.71	$27.65
2014		28		$26.37	$27.71
2013		8		$27.20	$26.37
2012		1		$26.32	$27.20
2011	(c)	0	^	$25.00	$26.32

TIAA-CREF Bond Plus Fund Sub-Account
2016		1,735		$35.11	$36.48
2015		1,401		$35.15	$35.11
2014		1,417		$33.47	$35.15
2013		1,130		$33.96	$33.47
2012		913		$31.54	$33.96
2011		607		$29.74	$31.54
2010		361		$27.62	$29.74
2009		143		$25.23	$27.62
2008		7		$26.05	$25.23
2007	(a)	0	^	$25.00	$26.05

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2016		6		$17.64	$18.55
2015		5		$20.39	$17.64
2014		7		$22.27	$20.39
2013		2		$22.52	$22.27
2012		1		$18.83	$22.52
2011	(c)	0	^	$25.00	$18.83

62	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2016		13		$17.59	$19.39
2015		14		$20.80	$17.59
2014		8		$21.66	$20.80
2013		2		$22.54	$21.66
2012		1		$19.15	$22.54
2011	(c)	0		$25.00	$19.15

TIAA-CREF Equity Index Fund Sub-Account
2016		920		$40.24	$45.03
2015		752		$40.36	$40.24
2014		611		$36.14	$40.36
2013		504		$27.28	$36.14
2012		338		$23.63	$27.28
2011		237		$23.57	$23.63
2010		176		$20.32	$23.57
2009		104		$15.96	$20.32
2008		7		$25.62	$15.96
2007	(a)	0	^	$25.00	$25.62

TIAA-CREF Growth & Income Fund Sub-Account
2016		1,750		$47.61	$51.33
2015		1,686		$46.36	$47.61
2014		1,687		$41.98	$46.36
2013		1,465		$31.48	$41.98
2012		1,251		$27.25	$31.48
2011		832		$26.66	$27.25
2010		625		$23.73	$26.66
2009		444		$18.84	$23.73
2008		65		$29.20	$18.84
2007	(a)	0	^	$25.00	$29.20

TIAA-CREF High-Yield Fund Sub-Account
2016		27		$29.16	$33.72
2015		12		$30.52	$29.16
2014		15		$30.00	$30.52
2013		12		$28.47	$30.00
2012		5		$25.08	$28.47
2011	(c)	0	^	$25.00	$25.08

TIAA Access ∎ Prospectus	63

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2016		158		$33.28	$34.24
2015		169		$34.08	$33.28
2014		184		$33.20	$34.08
2013		172		$36.66	$33.20
2012		197		$34.68	$36.66
2011		138		$30.82	$34.68
2010		76		$29.27	$30.82
2009		43		$26.93	$29.27
2008		9		$27.58	$26.93
2007	(a)	0	^	$25.00	$27.58

TIAA-CREF International Equity Fund Sub-Account
2016		7,305		$24.54	$24.46
2015		7,233		$25.02	$24.54
2014		6,664		$27.40	$25.02
2013		5,532		$22.26	$27.40
2012		4,008		$17.08	$22.26
2011		2,764		$22.51	$17.08
2010		1,736		$18.90	$22.51
2009		783		$14.43	$18.90
2008		68		$28.84	$14.43
2007	(a)	0	^	$25.00	$28.84

TIAA-CREF International Equity Index Fund Sub-Account
2016		78		$26.33	$26.45
2015		55		$26.66	$26.33
2014		51		$28.43	$26.66
2013		42		$23.48	$28.43
2012		18		$19.87	$23.48
2011	(c)	5		$25.00	$19.87

TIAA-CREF Large-Cap Growth Fund Sub-Account
2016		1,231		$50.86	$50.05
2015		1,199		$46.92	$50.86
2014		980		$42.51	$46.92
2013		859		$30.64	$42.51
2012		686		$26.39	$30.64
2011		549		$26.16	$26.39
2010		348		$23.30	$26.16
2009		188		$17.39	$23.30
2008		16		$29.72	$17.39
2007	(a)	0	^	$25.00	$29.72

64	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2016		16		$41.53	$44.13
2015		13		$39.62	$41.53
2014		5		$35.33	$39.62
2013		2		$26.70	$35.33
2012		1		$23.35	$26.70
2011	(c)	0	^	$25.00	$23.35

TIAA-CREF Large-Cap Value Fund Sub-Account
2016		6,803		$33.75	$39.72
2015		6,726		$35.67	$33.75
2014		6,173		$32.93	$35.67
2013		5,326		$24.68	$32.93
2012		3,645		$20.77	$24.68
2011		2,371		$22.19	$20.77
2010		1,410		$18.92	$22.19
2009		541		$14.57	$18.92
2008		50		$24.41	$14.57
2007	(a)	0	^	$25.00	$24.41

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2016		27		$37.63	$43.79
2015		16		$39.41	$37.63
2014		13		$35.03	$39.41
2013		13		$26.67	$35.03
2012		5		$22.89	$26.67
2011	(c)	1		$25.00	$22.89

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2016		563		$33.67	$35.44
2015		433		$33.84	$33.67
2014		379		$32.62	$33.84
2013		355		$29.92	$32.62
2012		326		$27.03	$29.92
2011		233		$26.50	$27.03
2010		107		$24.13	$26.50
2009		41		$20.90	$24.13
2008	(b)	1		$25.00	$20.90

TIAA Access ∎ Prospectus	65

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2016		856		$34.95	$36.85
2015		904		$35.08	$34.95
2014		930		$33.80	$35.08
2013		841		$30.40	$33.80
2012		667		$27.19	$30.40
2011		396		$26.94	$27.19
2010		286		$24.27	$26.94
2009		111		$20.47	$24.27
2008		4		$26.90	$20.47
2007	(a)	0	^	$25.00	$26.90

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2016		1,809		$34.84	$36.79
2015		1,827		$34.95	$34.84
2014		1,818		$33.61	$34.95
2013		1,649		$29.71	$33.61
2012		1,243		$26.38	$29.71
2011		870		$26.39	$26.38
2010		524		$23.60	$26.39
2009		248		$19.56	$23.60
2008		26		$26.92	$19.56
2007	(a)	0	^	$25.00	$26.92

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2016		3,853		$34.64	$36.67
2015		3,700		$34.75	$34.64
2014		3,202		$33.39	$34.75
2013		2,535		$28.88	$33.39
2012		1,668		$25.38	$28.88
2011		991		$25.65	$25.38
2010		414		$22.78	$25.65
2009		143		$18.61	$22.78
2008		16		$26.83	$18.61
2007	(a)	0	^	$25.00	$26.83

66	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2016		4,134		$34.50	$36.64
2015		3,738		$34.63	$34.50
2014		3,231		$33.27	$34.63
2013		2,521		$28.09	$33.27
2012		1,765		$24.48	$28.09
2011		1,073		$24.99	$24.48
2010		517		$22.10	$24.99
2009		221		$17.76	$22.10
2008		6		$26.82	$17.76
2007	(a)	0	^	$25.00	$26.82

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2016		3,857		$34.20	$36.44
2015		3,439		$34.33	$34.20
2014		2,894		$33.03	$34.33
2013		2,276		$27.26	$33.03
2012		1,665		$23.57	$27.26
2011		1,010		$24.32	$23.57
2010		512		$21.36	$24.32
2009		170		$16.95	$21.36
2008		33		$26.85	$16.95
2007	(a)	0	^	$25.00	$26.85

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2016		3,625		$34.50	$36.82
2015		3,135		$34.68	$34.50
2014		2,706		$33.38	$34.68
2013		2,062		$26.96	$33.38
2012		1,385		$23.15	$26.96
2011		828		$24.14	$23.15
2010		349		$21.10	$24.14
2009		115		$16.53	$21.10
2008		10		$26.89	$16.53
2007	(a)	0	^	$25.00	$26.89

TIAA Access ∎ Prospectus	67

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2016		3,638		$35.05	$37.49
2015		3,145		$35.28	$35.05
2014		2,663		$33.97	$35.28
2013		2,104		$27.09	$33.97
2012		1,413		$23.23	$27.09
2011		799		$24.27	$23.23
2010		358		$21.19	$24.27
2009		110		$16.60	$21.19
2008		8		$26.95	$16.60
2007	(a)	0	^	$25.00	$26.95

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2016		3,271		$33.88	$36.34
2015		2,790		$34.10	$33.88
2014		2,300		$32.84	$34.10
2013		1,762		$26.21	$32.84
2012		1,137		$22.46	$26.21
2011		637		$23.48	$22.46
2010		227		$20.51	$23.48
2009		63		$16.07	$20.51
2008	(b)	1		$25.00	$16.07

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2016		3,130		$33.54	$35.98
2015		2,516		$33.73	$33.54
2014		1,929		$32.49	$33.73
2013		1,368		$25.93	$32.49
2012		825		$22.23	$25.93
2011		417		$23.22	$22.23
2010		159		$20.30	$23.22
2009		49		$15.93	$20.30
2008	(b)	1		$25.00	$15.93

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2016		94		$33.60	$36.10
2015		49		$33.81	$33.60
2014		25		$32.57	$33.81
2013		6		$25.99	$32.57
2012	(e)	0	^	$24.64	$25.99

68	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Lifecycle 2060 Fund Sub-Account
2016	(h)	4		$21.35	$25.35

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2016		1,307		$44.57	$45.11
2015		1,385		$45.19	$44.57
2014		1,353		$42.27	$45.19
2013		1,309		$31.13	$42.27
2012		1,042		$26.59	$31.13
2011		874		$28.27	$26.59
2010		612		$22.17	$28.27
2009		324		$15.21	$22.17
2008		18		$28.51	$15.21
2007	(a)	0	^	$25.00	$28.51

TIAA-CREF Mid-Cap Value Fund Sub-Account
2016		4,493		$38.63	$45.01
2015		4,329		$41.12	$38.63
2014		3,905		$36.71	$41.12
2013		3,463		$27.90	$36.71
2012		2,709		$24.11	$27.90
2011		2,270		$24.83	$24.11
2010		1,522		$20.65	$24.83
2009		785		$15.14	$20.65
2008		99		$25.69	$15.14
2007	(a)	0	^	$25.00	$25.69

TIAA-CREF Money Market Fund Sub-Account
2016		140		$25.36	$25.25
2015		114		$25.55	$25.36
2014		110		$25.74	$25.55
2013		123		$25.93	$25.74
2012		132		$26.12	$25.93
2011		123		$26.30	$26.12
2010		82		$26.48	$26.30
2009		66		$26.55	$26.48
2008		48		$26.02	$26.55
2007	(a)	0	^	$25.00	$26.02

TIAA Access ∎ Prospectus	69

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Real Estate Securities Fund Sub-Account
2016		3,481		$31.21	$32.33
2015		2,781		$30.06	$31.21
2014		2,450		$23.63	$30.06
2013		1,828		$23.41	$23.63
2012		1,439		$19.73	$23.41
2011		1,047		$18.59	$19.73
2010		704		$14.29	$18.59
2009		246		$11.55	$14.29
2008		24		$18.95	$11.55
2007	(a)	0	^	$25.00	$18.95

TIAA-CREF S&P 500 Index Fund Sub-Account
2016		37		$39.96	$44.37
2015		25		$39.72	$39.96
2014		20		$35.23	$39.72
2013		11		$26.84	$35.23
2012		7		$23.32	$26.84
2011	(c)	1		$25.00	$23.32

TIAA-CREF Short-Term Bond Fund Sub-Account
2016		18		$26.01	$26.35
2015		19		$25.96	$26.01
2014		13		$25.89	$25.96
2013		3		$26.00	$25.89
2012		0	^	$25.25	$26.00
2011	(c)	0	^	$25.00	$25.25

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2016		2,166		$37.90	$45.73
2015		2,200		$39.83	$37.90
2014		1,934		$38.17	$39.83
2013		1,867		$27.67	$38.17
2012		1,199		$23.91	$27.67
2011		1,029		$25.12	$23.91
2010		827		$19.97	$25.12
2009		384		$15.87	$19.97
2008		8		$24.06	$15.87
2007	(a)	0	^	$25.00	$24.06

70	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

TIAA-CREF Small-Cap Equity Fund Sub-Account
2016		2,578		$38.51	$45.85
2015		2,019		$38.74	$38.51
2014		1,754		$36.51	$38.74
2013		1,428		$26.27	$36.51
2012		1,196		$23.21	$26.27
2011		874		$24.33	$23.21
2010		472		$19.23	$24.33
2009		165		$15.26	$19.23
2008		13		$22.88	$15.26
2007	(a)	0	^	$25.00	$22.88

TIAA-CREF Social Choice Equity Fund Sub-Account
2016		975		$38.65	$43.54
2015		888		$39.89	$38.65
2014		878		$36.13	$39.89
2013		801		$27.10	$36.13
2012		501		$23.94	$27.10
2011		419		$24.13	$23.94
2010		289		$20.98	$24.13
2009		133		$15.97	$20.98
2008		10		$25.21	$15.97
2007	(a)	0	^	$25.00	$25.21

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2016		21		$30.43	$30.51
2015		13		$30.82	$30.43
2014		10		$31.80	$30.82
2013		6		$26.58	$31.80
2012	(f)	0	^	$23.68	$26.58

American Funds Washington Mutual Investors (Class R-5) Sub-Account
2016		9		$37.11	$41.88
2015		5		$37.36	$37.11
2014		4		$33.77	$37.36
2013		2		$25.72	$33.77
2012	(d)	0	^	$24.86	$25.72

TIAA Access ∎ Prospectus	71

Separate account condensed financial information

TIAA Access

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2016		64		$18.07	$20.10
2015		43		$21.62	$18.07
2014		31		$22.16	$21.62
2013		22		$23.05	$22.16
2012		7		$19.49	$23.05
2011	(c)	1		$25.00	$19.49

Dodge & Cox International Stock Fund Sub-Account
2016		52		$25.32	$27.21
2015		62		$28.78	$25.32
2014		43		$28.97	$28.78
2013		19		$23.11	$28.97
2012		6		$19.24	$23.11
2011	(c)	0	^	$25.00	$19.24

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2016		6		$44.86	$45.80
2015		3		$41.06	$44.86
2014		5		$38.05	$41.06
2013		8		$26.54	$38.05
2012		4		$22.75	$26.54
2011	(c)	0	^	$25.00	$22.75

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2016		11		$17.92	$19.87
2015		8		$21.33	$17.92
2014	(g)	5		$21.37	$21.33
2013		6		$22.66	$21.37
2012		5		$19.22	$22.66
2011	(c)	0	^	$25.00	$19.22

Vanguard Explorer Fund (Investor Shares) Sub-Account
2016		12		$34.83	$38.83
2015		11		$36.68	$34.83
2014		17		$35.57	$36.68
2013		18		$24.82	$35.57
2012		7		$21.77	$24.82
2011	(c)	1		$25.00	$21.77

72	Prospectus ∎ TIAA Access

(continued)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2016		18		$27.56	$27.68
2015		2		$27.35	$27.56
2014		2		$26.42	$27.35
2013		2		$27.46	$26.42
2012		3		$26.95	$27.46
2011	(c)	0	^	$25.00	$26.95

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2016		26		$37.21	$42.97
2015		27		$38.98	$37.21
2014		28		$36.92	$38.98
2013		8		$26.19	$36.92
2012		0	^	$22.90	$26.19
2011	(c)	0		$25.00	$22.90

Vanguard Small Cap Value Index Fund (Investor Shares) Sub-Account
2016		52		$36.21	$44.79
2015		40		$38.31	$36.21
2014		32		$34.96	$38.31
2013		30		$25.82	$34.96
2012		13		$21.95	$25.82
2011	(c)	1		$25.00	$21.95

Vanguard Wellington Fund (Investor Shares) Sub-Account
2016		91		$34.64	$38.17
2015		73		$34.88	$34.64
2014		69		$32.00	$34.88
2013		71		$26.94	$32.00
2012		15		$24.11	$26.94
2011	(c)	0	^	$25.00	$24.11

TIAA Access ∎ Prospectus	73

Separate account condensed financial information TIAA Access	(concluded)

For the period ended December 31,

Period		Accumulation units outstanding, end of period (000)		Accumulation unit value, beginning of period	Accumulation unit value, end of period

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2016		42		$29.34	$30.52
2015		18		$29.18	$29.34
2014		17		$27.30	$29.18
2013		15		$27.80	$27.30
2012		5		$25.83	$27.80
2011	(c)	0	^	$25.00	$25.83

^	Less than $1,000.
(a)	Sub-Account commenced operations May 1, 2007.
(b)	Sub-Account commenced operations May 1, 2008.
(c)	Sub-Account commenced operations May 1, 2011.
(d)	Sub-Account commenced operations July 19, 2012.
(e)	Sub-Account commenced operations August 10, 2012.
(f)	Sub-Account commenced operations August 31, 2012.
(g)	Effective October 24, 2014 all shares of the underlying mutual fund converted from the Signal shares class to the Admiral share class.
(h)	Sub-Account commenced January 22, 2016.

74	Prospectus ∎ TIAA Access

Statement of Additional Information

Teachers Insurance and Annuity Association of America

TIAA Access

Individual and group variable annuity contracts

Funded through

TIAA Separate Account VA-3

MAY 1, 2017

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2017 (the “Prospectus”), for the Individual and Group Variable Annuity contracts funded through TIAA Separate Account VA-3. The Prospectus is available without charge by writing Teachers Insurance and Annuity Association of America: 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877-518-9161. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Experts	B-3
Additional information	B-3
Management related service contracts	B-3
Financial statements	B-3

Variable annuity payments

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Retirement Income Fund. The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in the investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from the investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid under the annuity option chosen.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then current settlement mortality schedules for the separate account. Contractowners bear no mortality risk under their contracts after annuity payments begin—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments. The number of annuity units for the investment account and income change method remains fixed unless there is a transfer of annuity units or you change your income change method. The number of annuity units payable from the investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of the investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to the investment account and income change method.

Calculating annuity unit values. The annuity unit value for the investment account is calculated separately for each income change method for each business day. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4% assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the income change method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those contractowners who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the investment account is greater than a 4% net annual rate of return and decrease if the net performance is less than a 4% net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can modify or stop offering the annual or monthly income change methods.

General matters

Assignment of contracts

Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Payment to an estate, guardian, trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

B-2	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

Proof of survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State regulation

TIAA and the separate account are subject to regulation by the State of New York Superintendent of Financial Services (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the New York State Department of Financial Services. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Meredith Kornreich, Senior Managing Director & General Counsel, Retail & Institutional Financial Services. Eversheds Sutherland (US) LLP has provided advice on certain matters relating to the federal securities laws.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA Separate Account VA-3. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of Teachers Insurance and Annuity Association of America.

Separate account financial statements

The financial statements of TIAA Separate Account VA-3 as of December 31, 2016 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD, 21202, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America statutory basis financial statements

The statutory basis financial statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the documents filed with the SEC.

Management related service contracts

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account.

TIAA, on behalf of the separate account, has entered into an agreement whereby JPMorgan Chase Bank, N.A. will provide certain custodial settlement and other associated services to the separate account. JPMorgan Chase Bank, N.A.’s principal business address is 270 Park Avenue, New York, NY 10017.

Financial statements

Audited financial statements for the separate account and TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-3

B-4	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

Report of independent registered public accounting firm

To the Contractowners of TIAA Separate Account VA-3 and

the Board of Trustees of the Teachers Insurance and Annuity Association of America:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA Separate Account VA-3 as of December 31, 2016, the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Teachers Insurance and Annuity Association of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares as of December 31, 2016 by correspondence with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 21, 2017

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-5

Statements of assets and liabilities TIAA Separate Account VA-3 ∎ December 31, 2016

	TIAA-CREF Bond Fund Sub-Account	TIAA-CREF Bond Index Fund Sub-Account	TIAA-CREF Bond Plus Fund Sub-Account	TIAA-CREF Emerging Markets Equity Fund Sub-Account	TIAA-CREF Emerging Markets Equity Index Fund Sub-Account

ASSETS
Investments, at value	$26,502,718	$58,765,541	$79,005,465	$2,700,552	$8,055,887
Total assets	$26,502,718	$58,765,541	$79,005,465	$2,700,552	$8,055,887

NET ASSETS
Accumulation fund	$26,502,718	$58,765,541	$79,005,465	$2,700,552	$8,055,887

Net assets	$26,502,718	$58,765,541	$79,005,465	$2,700,552	$8,055,887

Investments, at cost	$27,270,035	$59,609,886	$81,619,688	$2,896,235	$8,040,591
Shares held in corresponding Funds	2,588,156	5,481,860	7,677,888	299,064	904,140

UNIT VALUE
Level 1	$38.74	$29.15	$38.78	$19.24	$20.11
Level 2	38.10	28.82	38.14	19.03	19.89
Level 3	37.54	28.58	37.58	18.87	19.72
Level 4	36.44	28.10	36.48	18.55	19.39

Statements of operations

TIAA Separate Account VA-3  ∎  For the year ended December 31, 2016

	TIAA-CREF Bond Fund Sub-Account	TIAA-CREF Bond Index Fund Sub-Account	TIAA-CREF Bond Plus Fund Sub-Account	TIAA-CREF Emerging Markets Equity Fund Sub-Account	TIAA-CREF Emerging Markets Equity Index Fund Sub-Account

INVESTMENT INCOME
Dividends	$647,208	$1,385,201	$2,144,457	$24,223	$143,395

Expenses
Administrative expenses	155,978	37,439	428,225	2,366	5,689
Mortality and expense risk charges	11,582	30,536	34,662	1,172	3,574
Total expenses	167,560	67,975	462,887	3,538	9,263
Net investment income (loss)	479,648	1,317,226	1,681,570	20,685	134,132

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(44,721)	183,662	(15,405)	(130,640)	(361,968)
Capital gain distributions	245,065	—	761,858	—	—
Net realized gain (loss)	200,344	183,662	746,453	(130,640)	(361,968)
Net change in unrealized appreciation (depreciation) on investments	(70,125)	(241,640)	(267,143)	223,094	967,309
Net realized and unrealized gain (loss) on investments	130,219	(57,978)	479,310	92,454	605,341
Net increase (decrease) in net assets from operations	$609,867	$1,259,248	$2,160,880	$113,139	$739,473

B-6	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Equity Index Fund Sub-Account	TIAA-CREF Growth & Income Fund Sub-Account	TIAA-CREF High-Yield Fund Sub-Account	TIAA-CREF Inflation-Linked Bond Fund Sub-Account	TIAA-CREF International Equity Fund Sub-Account

ASSETS
Investments, at value	$172,305,629	$223,700,752	$51,404,638	$5,748,410	$260,456,905
Total assets	$172,305,629	$223,700,752	$51,404,638	$5,748,410	$260,456,905

NET ASSETS
Accumulation fund	$172,305,629	$223,700,752	$51,404,638	$5,748,410	$260,456,905

Net assets	$172,305,629	$223,700,752	$51,404,638	$5,748,410	$260,456,905

Investments, at cost	$152,685,311	$209,787,863	$50,164,810	$5,918,071	$258,510,793
Shares held in corresponding Funds	10,386,114	18,487,665	5,261,478	505,577	25,435,245

UNIT VALUE
Level 1	$47.88	$54.56	$49.11	$—	$26.00
Level 2	47.09	53.67	48.30	35.80	25.58
Level 3	46.39	52.88	47.59	35.27	25.20
Level 4	45.03	51.33	33.72	34.24	24.46

	TIAA-CREF Equity Index Fund Sub-Account	TIAA-CREF Growth & Income Fund Sub-Account	TIAA-CREF High-Yield Fund Sub-Account	TIAA-CREF Inflation-Linked Bond Fund Sub-Account	TIAA-CREF International Equity Fund Sub-Account

INVESTMENT INCOME
Dividends	$3,210,565	$3,031,676	$1,800,090	$87,843	$3,880,893

Expenses
Administrative expenses	289,612	677,387	35,468	40,926	1,323,203
Mortality and expense risk charges	61,451	106,097	15,144	3,016	130,616
Total expenses	351,063	783,484	50,612	43,942	1,453,819
Net investment income (loss)	2,859,502	2,248,192	1,749,478	43,901	2,427,074

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,495,723	5,479,753	(324,774)	(103,192)	5,392,957
Capital gain distributions	772,304	3,709,695	—	—	—
Net realized gain (loss)	3,268,027	9,189,448	(324,774)	(103,192)	5,392,957
Net change in unrealized appreciation (depreciation) on investments	9,694,787	5,689,684	3,068,741	237,837	(7,799,298)
Net realized and unrealized gain (loss) on investments	12,962,814	14,879,132	2,743,967	134,645	(2,406,341)
Net increase (decrease) in net assets from operations	$15,822,316	$17,127,324	$4,493,445	$178,546	$20,733

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA Separate Account VA-3 ∎ December 31, 2016

	TIAA-CREF International Equity Index Fund Sub-Account	TIAA-CREF Large-Cap Growth Fund Sub-Account	TIAA-CREF Large-Cap Growth Index Fund Sub-Account	TIAA-CREF Large-Cap Value Fund Sub-Account	TIAA-CREF Large-Cap Value Index Fund Sub-Account

ASSETS
Investments, at value	$382,120,364	$69,125,837	$142,063,845	$461,022,337	$403,849,339
Total assets	$382,120,364	$69,125,837	$142,063,845	$461,022,337	$403,849,339

NET ASSETS
Accumulation fund	$382,120,364	$69,125,837	$142,063,845	$461,022,337	$403,849,339

Net assets	$382,120,364	$69,125,837	$142,063,845	$461,022,337	$403,849,339

Investments, at cost	$388,622,337	$68,308,170	$127,758,391	$412,402,807	$366,242,141
Shares held in corresponding Funds	23,088,844	4,491,607	6,288,793	25,513,134	22,411,173

UNIT VALUE
Level 1	$26.51	$53.21	$53.15	$42.23	$42.25
Level 2	26.07	52.33	52.28	41.54	41.56
Level 3	25.69	51.56	51.50	40.92	40.95
Level 4	26.45	50.05	44.13	39.72	43.79

Statements of operations

TIAA Separate Account VA-3  ∎  For the year ended December 31, 2016

	TIAA-CREF International Equity Index Fund Sub-Account	TIAA-CREF Large-Cap Growth Fund Sub-Account	TIAA-CREF Large-Cap Growth Index Fund Sub-Account	TIAA-CREF Large-Cap Value Fund Sub-Account	TIAA-CREF Large-Cap Value Index Fund Sub-Account

INVESTMENT INCOME
Dividends	$10,835,273	$417,677	$1,807,004	$7,943,221	$8,209,882

Expenses
Administrative expenses	240,390	437,605	73,196	1,847,169	201,349
Mortality and expense risk charges	158,986	33,771	57,522	205,385	153,563
Total expenses	399,376	471,376	130,718	2,052,554	354,912
Net investment income (loss)	10,435,897	(53,699)	1,676,286	5,890,667	7,854,970

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,340,526	2,773,073	4,222,208	10,112,555	946,206
Capital gain distributions	—	835,132	—	10,969,280	3,937,065
Net realized gain (loss)	1,340,526	3,608,205	4,222,208	21,081,835	4,883,271
Net change in unrealized appreciation (depreciation) on investments	(6,812,197)	(4,335,395)	1,913,558	43,465,929	40,399,786
Net realized and unrealized gain (loss) on investments	(5,471,671)	(727,190)	6,135,766	64,547,764	45,283,057
Net increase (decrease) in net assets from operations	$4,964,226	$(780,889)	$7,812,052	$70,438,431	$53,138,027

B-8	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle Retirement Income Fund Sub-Account	TIAA-CREF Lifecycle 2010 Fund Sub-Account	TIAA-CREF Lifecycle 2015 Fund Sub-Account	TIAA-CREF Lifecycle 2020 Fund Sub-Account	TIAA-CREF Lifecycle 2025 Fund Sub-Account

ASSETS
Investments, at value	$38,431,233	$80,748,546	$149,818,173	$291,486,718	$306,965,854
Total assets	$38,431,233	$80,748,546	$149,818,173	$291,486,718	$306,965,854

NET ASSETS
Accumulation fund	$33,541,044	$80,748,546	$149,818,173	$291,486,718	$306,965,854
Annuity fund	4,890,189	—	—	—	—

Net assets	$38,431,233	$80,748,546	$149,818,173	$291,486,718	$306,965,854

Investments, at cost	$38,883,191	$82,206,294	$162,372,744	$310,095,914	$322,473,110
Shares held in corresponding Funds	3,548,590	7,469,801	16,040,490	30,650,549	32,143,021

UNIT VALUE
Level 1	$37.42	$39.17	$39.11	$38.98	$38.95
Level 2	36.85	38.53	38.47	38.34	38.31
Level 3	36.37	37.96	37.90	37.77	37.74
Level 4	35.44	36.85	36.79	36.67	36.64

	TIAA-CREF Lifecycle Retirement Income Fund Sub-Account	TIAA-CREF Lifecycle 2010 Fund Sub-Account	TIAA-CREF Lifecycle 2015 Fund Sub-Account	TIAA-CREF Lifecycle 2020 Fund Sub-Account	TIAA-CREF Lifecycle 2025 Fund Sub-Account

INVESTMENT INCOME
Dividends	$769,648	$2,045,029	$3,834,179	$7,057,453	$7,050,657

Expenses
Administrative expenses	135,767	276,503	534,327	1,065,818	1,108,884
Mortality and expense risk charges	16,904	39,540	71,312	134,873	138,616
Total expenses	152,671	316,043	605,639	1,200,691	1,247,500
Net investment income (loss)	616,977	1,728,986	3,228,540	5,856,762	5,803,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	61,338	1,162,659	(412,290)	1,182,688	1,239,070
Capital gain distributions	543,357	1,329,967	5,277,636	10,944,051	11,913,620
Net realized gain (loss)	604,695	2,492,626	4,865,346	12,126,739	13,152,690
Net change in unrealized appreciation (depreciation) on investments	468,971	239,378	246,301	(1,575,449)	(783,959)
Net realized and unrealized gain (loss) on investments	1,073,666	2,732,004	5,111,647	10,551,290	12,368,731
Net increase (decrease) in net assets from operations	$1,690,643	$4,460,990	$8,340,187	$16,408,052	$18,171,888

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA Separate Account VA-3 ∎ December 31, 2016

	TIAA-CREF Lifecycle 2030 Fund Sub-Account	TIAA-CREF Lifecycle 2035 Fund Sub-Account	TIAA-CREF Lifecycle 2040 Fund Sub-Account	TIAA-CREF Lifecycle 2045 Fund Sub-Account	TIAA-CREF Lifecycle 2050 Fund Sub-Account

ASSETS
Investments, at value	$301,412,638	$307,857,509	$372,885,414	$212,869,512	$181,103,221
Total assets	$301,412,638	$307,857,509	$372,885,414	$212,869,512	$181,103,221

NET ASSETS
Accumulation fund	$301,412,638	$307,857,509	$372,885,414	$212,869,512	$181,103,221

Net assets	$301,412,638	$307,857,509	$372,885,414	$212,869,512	$181,103,221

Investments, at cost	$313,183,438	$318,229,356	$384,125,914	$205,060,884	$175,795,166
Shares held in corresponding Funds	31,727,646	32,304,041	39,127,536	20,044,210	17,020,979

UNIT VALUE
Level 1	$38.74	$39.14	$39.86	$38.37	$37.99
Level 2	38.10	38.50	39.20	37.79	37.41
Level 3	37.54	37.93	38.62	37.30	36.93
Level 4	36.44	36.82	37.49	36.34	35.98

Statements of operations

TIAA Separate Account VA-3  ∎  For the year ended December 31, 2016

	TIAA-CREF Lifecycle 2030 Fund Sub-Account	TIAA-CREF Lifecycle 2035 Fund Sub-Account	TIAA-CREF Lifecycle 2040 Fund Sub-Account	TIAA-CREF Lifecycle 2045 Fund Sub-Account	TIAA-CREF Lifecycle 2050 Fund Sub-Account

INVESTMENT INCOME
Dividends	$6,647,461	$6,271,942	$6,982,725	$2,714,413	$2,264,625

Expenses
Administrative expenses	1,012,443	967,230	1,016,646	815,803	744,584
Mortality and expense risk charges	132,632	134,501	163,345	89,528	75,033
Total expenses	1,145,075	1,101,731	1,179,991	905,331	819,617
Net investment income (loss)	5,502,386	5,170,211	5,802,734	1,809,082	1,445,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,044,529	997,458	2,006,734	1,573,775	1,430,190
Capital gain distributions	12,596,380	13,620,527	18,276,456	5,365,907	4,344,552
Net realized gain (loss)	13,640,909	14,617,985	20,283,190	6,939,682	5,774,742
Net change in unrealized appreciation (depreciation) on investments	(807,897)	(365,251)	(1,179,909)	5,512,685	4,840,113
Net realized and unrealized gain (loss) on investments	12,833,012	14,252,734	19,103,281	12,452,367	10,614,855
Net increase (decrease) in net assets from operations	$18,335,398	$19,422,945	$24,906,015	$14,261,449	$12,059,863

B-10	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2055 Fund Sub-Account	TIAA-CREF Lifecycle 2060 Fund Sub-Account	TIAA-CREF Mid-Cap Growth Fund Sub-Account	TIAA-CREF Mid-Cap Value Fund Sub-Account	TIAA-CREF Money Market Fund Sub-Account

ASSETS
Investments, at value	$10,401,121	$160,313	$147,037,441	$544,844,599	$16,984,294
Total assets	$10,401,121	$160,313	$147,037,441	$544,844,599	$16,984,294

NET ASSETS
Accumulation fund	$10,401,121	$160,313	$147,037,441	$544,844,599	$16,984,294

Net assets	$10,401,121	$160,313	$147,037,441	$544,844,599	$16,984,294

Investments, at cost	$10,346,451	$160,844	$162,025,196	$479,946,966	$16,984,294
Shares held in corresponding Funds	865,318	16,426	7,479,015	23,709,513	16,984,294

UNIT VALUE
Level 1	$37.21	$25.63	$47.95	$47.85	$26.84
Level 2	36.87	25.54	47.16	47.07	26.40
Level 3	36.61	25.48	46.47	46.37	26.01
Level 4	36.10	25.35	45.11	45.01	25.25

	TIAA-CREF Lifecycle 2055 Fund Sub-Account	TIAA-CREF Lifecycle 2060 Fund Sub-Account*	TIAA-CREF Mid-Cap Growth Fund Sub-Account	TIAA-CREF Mid-Cap Value Fund Sub-Account	TIAA-CREF Money Market Fund Sub-Account

INVESTMENT INCOME
Dividends	$132,757	$1,815	$750,029	$9,207,022	$29,192

Expenses
Administrative expenses	19,094	144	474,257	1,502,942	27,389
Mortality and expense risk charges	3,259	14	71,606	242,894	4,975
Total expenses	22,353	158	545,863	1,745,836	32,364
Net investment income (loss)	110,404	1,657	204,166	7,461,186	(3,172)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(14,202)	307	(1,399,533)	10,466,972	—
Capital gain distributions	196,620	2,624	—	14,735,810	—
Net realized gain (loss)	182,418	2,931	(1,399,533)	25,202,782	—
Net change in unrealized appreciation (depreciation) on investments	309,063	(531)	3,097,087	46,153,870	—
Net realized and unrealized gain (loss) on investments	491,481	2,400	1,697,554	71,356,652	—
Net increase (decrease) in net assets from operations	$601,885	$4,057	$1,901,720	$78,817,838	$(3,172)

*	For the period January 22, 2016 (commencement of operations) to December 31, 2016.

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA Separate Account VA-3 ∎ December 31, 2016

	TIAA-CREF Real Estate Securities Fund Sub-Account	TIAA-CREF S&P 500 Index Fund Sub-Account	TIAA-CREF Short-Term Bond Fund Sub-Account	TIAA-CREF Small-Cap Blend Index Fund Sub-Account	TIAA-CREF Small-Cap Equity Fund Sub-Account

ASSETS
Investments, at value	$188,651,840	$248,344,923	$28,805,845	$349,444,863	$277,712,766
Total assets	$188,651,840	$248,344,923	$28,805,845	$349,444,863	$277,712,766

NET ASSETS
Accumulation fund	$188,651,840	$248,344,923	$28,805,845	$349,444,863	$277,712,766

Net assets	$188,651,840	$248,344,923	$28,805,845	$349,444,863	$277,712,766

Investments, at cost	$181,388,212	$221,474,816	$28,949,622	$301,453,257	$250,722,783
Shares held in corresponding Funds	12,635,756	9,993,759	2,793,971	17,783,454	15,035,883

UNIT VALUE
Level 1	$34.38	$47.28	$32.77	$48.62	$48.75
Level 2	33.81	46.50	32.23	47.82	47.95
Level 3	33.31	45.81	31.75	47.11	47.24
Level 4	32.33	44.37	26.35	45.73	45.85

Statements of operations

TIAA Separate Account VA-3  ∎  For the year ended December 31, 2016

	TIAA-CREF Real Estate Securities Fund Sub-Account	TIAA-CREF S&P 500 Index Fund Sub-Account	TIAA-CREF Short-Term Bond Fund Sub-Account	TIAA-CREF Small-Cap Blend Index Fund Sub-Account	TIAA-CREF Small-Cap Equity Fund Sub-Account

INVESTMENT INCOME
Dividends	$4,368,773	$4,573,777	$479,674	$5,255,911	$2,482,824

Expenses
Administrative expenses	785,107	133,117	35,398	722,416	745,991
Mortality and expense risk charges	81,779	99,598	12,991	139,309	109,086
Total expenses	866,886	232,715	48,389	861,725	855,077
Net investment income (loss)	3,501,887	4,341,062	431,285	4,394,186	1,627,747

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,593,253	4,329,084	(62,610)	6,132,858	1,138,728
Capital gain distributions	2,809,728	1,041,911	4,158	8,040,043	6,802,843
Net realized gain (loss)	4,402,981	5,370,995	(58,452)	14,172,901	7,941,571
Net change in unrealized appreciation (depreciation) on investments	(3,337,762)	13,651,813	96,049	38,827,880	35,180,474
Net realized and unrealized gain (loss) on investments	1,065,219	19,022,808	37,597	53,000,781	43,122,045
Net increase (decrease) in net assets from operations	$4,567,106	$23,363,870	$468,882	$57,394,967	$44,749,792

B-12	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Social Choice Equity Fund Sub-Account	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	American Funds Washington Mutual Investors (Class R-5) Sub-Account	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account	Dodge & Cox International Stock Fund Sub-Account

ASSETS
Investments, at value	$63,117,287	$197,218,800	$94,886,890	$59,893,924	$41,103,251
Total assets	$63,117,287	$197,218,800	$94,886,890	$59,893,924	$41,103,251

NET ASSETS
Accumulation fund	$63,117,287	$197,218,800	$94,886,890	$59,893,924	$41,103,251

Net assets	$63,117,287	$197,218,800	$94,886,890	$59,893,924	$41,103,251

Investments, at cost	$56,728,772	$202,148,845	$91,421,936	$63,187,448	$45,618,910
Shares held in corresponding Funds	3,825,290	4,381,666	2,318,272	2,635,016	1,078,826

UNIT VALUE
Level 1	$46.29	$32.62	$46.59	$20.85	$28.23
Level 2	45.53	32.08	45.82	20.62	27.91
Level 3	44.85	31.61	45.14	20.44	27.67
Level 4	43.54	30.51	41.88	20.10	27.21

	TIAA-CREF Social Choice Equity Fund Sub-Account	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	American Funds Washington Mutual Investors (Class R-5) Sub-Account	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account	Dodge & Cox International Stock Fund Sub-Account

INVESTMENT INCOME
Dividends	$1,394,732	$3,066,611	$1,714,104	$978,245	$874,696

Expenses
Administrative expenses	282,190	102,590	39,506	33,633	32,517
Mortality and expense risk charges	26,973	95,972	37,769	23,549	19,592
Total expenses	309,163	198,562	77,275	57,182	52,109
Net investment income (loss)	1,085,569	2,868,049	1,636,829	921,063	822,587

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,877,879	3,022,221	1,315,811	(98,651)	(1,188,125)
Capital gain distributions	2,610,583	—	4,005,071	—	559,147
Net realized gain (loss)	4,488,462	3,022,221	5,320,882	(98,651)	(628,978)
Net change in unrealized appreciation (depreciation) on investments	1,180,020	(4,038,429)	3,002,215	3,812,850	2,879,719
Net realized and unrealized gain (loss) on investments	5,668,482	(1,016,208)	8,323,097	3,714,199	2,250,741
Net increase (decrease) in net assets from operations	$6,754,051	$1,851,841	$9,959,926	$4,635,262	$3,073,328

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA Separate Account VA-3 ∎ December 31, 2016

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account	Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account	Vanguard Explorer Fund (Investor Shares) Sub-Account	Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account	Vanguard Selected Value Fund (Investor Shares) Sub-Account

ASSETS
Investments, at value	$67,657,205	$11,903,035	$13,392,014	$9,531,419	$150,673,538
Amounts due from TIAA	—	—	—	767	—
Total assets	$67,657,205	$11,903,035	$13,392,014	$9,532,186	$150,673,538

NET ASSETS
Accumulation fund	$67,657,205	$11,903,035	$13,392,014	$9,532,186	$150,673,538

Net assets	$67,657,205	$11,903,035	$13,392,014	$9,532,186	$150,673,538

Investments, at cost	$66,260,913	$12,382,764	$14,281,048	$9,882,544	$147,669,856
Shares held in corresponding Funds	2,313,858	399,699	154,803	859,461	5,235,356

UNIT VALUE
Level 1	$57.32	$20.62	$40.29	$28.72	$44.58
Level 2	56.38	20.39	39.83	28.39	44.08
Level 3	55.54	20.21	39.50	28.15	43.71
Level 4	45.80	19.87	38.83	27.68	42.97
Statements of operations

TIAA Separate Account VA-3  ∎  For the year ended December 31, 2016

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account	Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account	Vanguard Explorer Fund (Investor Shares) Sub-Account	Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account	Vanguard Selected Value Fund (Investor Shares) Sub-Account

INVESTMENT INCOME
Dividends	$159,924	$241,070	$46,846	$126,373	$2,503,630

Expenses
Administrative expenses	42,734	6,665	10,320	8,763	75,398
Mortality and expense risk charges	35,547	4,202	6,227	4,087	66,423
Total expenses	78,281	10,867	16,547	12,850	141,821
Net investment income (loss)	81,643	230,203	30,299	113,523	2,361,809

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,340,625	(201,509)	(663,865)	(8,323)	1,500,115
Capital gain distributions	936,699	—	525,850	103,779	4,061,380
Net realized gain (loss)	2,277,324	(201,509)	(138,015)	95,456	5,561,495
Net change in unrealized appreciation (depreciation) on investments	(982,068)	763,353	1,587,777	(265,190)	12,962,658
Net realized and unrealized gain (loss) on investments	1,295,256	561,844	1,449,762	(169,734)	18,524,153
Net increase (decrease) in net assets from operations	$1,376,899	$792,047	$1,480,061	$(56,211)	$20,885,962

B-14	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

concluded

	Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account	Vanguard Wellington Fund (Investor Shares) Sub-Account	Western Asset Core Plus Bond Fund (Class I) Sub-Account

ASSETS
Investments, at value	$158,171,281	$173,628,670	$106,781,440
Total assets	$158,171,281	$173,628,670	$106,781,440

NET ASSETS
Accumulation fund	$158,171,281	$173,628,670	$106,781,440

Net assets	$158,171,281	$173,628,670	$106,781,440

Investments, at cost	$137,283,748	$171,851,688	$108,590,674
Shares held in corresponding Funds	5,454,182	4,445,178	9,342,208

UNIT VALUE
Level 1	$46.47	$39.60	$42.33
Level 2	45.95	39.15	41.63
Level 3	45.56	38.82	41.02
Level 4	44.79	38.17	30.52

	Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account	Vanguard Wellington Fund (Investor Shares) Sub-Account	Western Asset Core Plus Bond Fund (Class I) Sub-Account

INVESTMENT INCOME
Dividends	$2,237,954	$3,650,741	$3,169,228

Expenses
Administrative expenses	72,343	94,191	68,663
Mortality and expense risk charges	54,294	66,678	42,504
Total expenses	126,637	160,869	111,167
Net investment income (loss)	2,111,317	3,489,872	3,058,061

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	555,665	412,286	91,164
Capital gain distributions	—	3,177,790	1,054,685
Net realized gain (loss)	555,665	3,590,076	1,145,849
Net change in unrealized appreciation (depreciation) on investments	23,907,680	7,314,979	(1,069,667)
Net realized and unrealized gain (loss) on investments	24,463,345	10,905,055	76,182
Net increase (decrease) in net assets from operations	$26,574,662	$14,394,927	$3,134,243

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-15

Statements of changes in net assets TIAA Separate Account VA-3 ∎ For the year ended

	TIAA-CREF Bond Fund Sub-Account		TIAA-CREF Bond Index Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$479,648	$402,212	$1,317,226	$1,079,931
Net realized gain (loss)	200,344	246,317	183,662	33,119
Net change in unrealized appreciation (depreciation) on investments	(70,125)	(639,753)	(241,640)	(997,097)
Net increase (decrease) in net assets from operations	609,867	8,776	1,259,248	115,953

FROM CONTRACTOWNER TRANSACTIONS
Premiums	8,471,941	3,864,707	16,555,565	19,630,757
Net contractowner transfers between Sub-Accounts	1,048,097	(79,321)	(2,670,281)	1,648,730
Withdrawals and death benefits	(4,322,940)	(5,288,048)	(10,913,415)	(9,116,482)
Net increase (decrease) in net assets resulting from contractowner transactions	5,197,098	(1,502,662)	2,971,869	12,163,005
Net increase (decrease) in net assets	5,806,965	(1,493,886)	4,231,117	12,278,958

NET ASSETS
Beginning of period	20,695,753	22,189,639	54,534,424	42,255,466
End of period	$26,502,718	$20,695,753	$58,765,541	$54,534,424

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	586,307	628,840	1,914,773	1,490,145
Units purchased	230,780	108,620	561,586	686,150
Units sold/transferred	(91,149)	(151,153)	(458,677)	(261,522)
End of period	725,938	586,307	2,017,682	1,914,773

	TIAA-CREF Bond Plus Fund Sub-Account		TIAA-CREF Emerging Markets Equity Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$1,681,570	$1,332,047	$20,685	$18,952
Net realized gain (loss)	746,453	841,792	(130,640)	(55,464)
Net change in unrealized appreciation (depreciation) on investments	(267,143)	(2,197,419)	223,094	(287,851)
Net increase (decrease) in net assets from operations	2,160,880	(23,580)	113,139	(324,363)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	29,393,510	13,373,603	633,307	1,092,279
Net contractowner transfers between Sub-Accounts	2,295,548	(81,080)	(3,490)	329,360
Withdrawals and death benefits	(13,476,806)	(13,258,941)	(313,202)	(348,487)
Net increase (decrease) in net assets resulting from contractowner transactions	18,212,252	33,582	316,615	1,073,152
Net increase (decrease) in net assets	20,373,132	10,002	429,754	748,789

NET ASSETS
Beginning of period	58,632,333	58,622,331	2,270,798	1,522,009
End of period	$79,005,465	$58,632,333	$2,700,552	$2,270,798

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,659,502	1,658,932	125,228	73,170
Units purchased	799,606	374,926	33,722	54,916
Units sold/transferred	(311,028)	(374,356)	(18,158)	(2,858)
End of period	2,148,080	1,659,502	140,792	125,228

B-16	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Emerging Markets Equity Index Fund Sub-Account		TIAA-CREF Equity Index Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$134,132	$109,641	$2,859,502	$1,559,414
Net realized gain (loss)	(361,968)	(219,695)	3,268,027	5,983,868
Net change in unrealized appreciation (depreciation) on investments	967,309	(775,355)	9,694,787	(7,549,264)
Net increase (decrease) in net assets from operations	739,473	(885,409)	15,822,316	(5,982)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,983,142	3,477,364	66,446,794	31,118,256
Net contractowner transfers between Sub-Accounts	736,900	1,077,159	16,393,128	(1,246,414)
Withdrawals and death benefits	(1,544,111)	(721,807)	(18,927,315)	(15,830,208)
Net increase (decrease) in net assets resulting from contractowner transactions	2,175,931	3,832,716	63,912,607	14,041,634
Net increase (decrease) in net assets	2,915,404	2,947,307	79,734,923	14,035,652

NET ASSETS
Beginning of period	5,140,483	2,193,176	92,570,706	78,535,054
End of period	$8,055,887	$5,140,483	$172,305,629	$92,570,706

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	284,062	103,139	2,219,951	1,884,179
Units purchased	151,659	170,042	1,538,120	742,148
Units sold/transferred	(34,604)	10,881	(101,181)	(406,376)
End of period	401,117	284,062	3,656,890	2,219,951

	TIAA-CREF Growth & Income Fund Sub-Account		TIAA-CREF High-Yield Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$2,248,192	$1,775,936	$1,749,478	$840,051
Net realized gain (loss)	9,189,448	24,319,361	(324,774)	(365,634)
Net change in unrealized appreciation (depreciation) on investments	5,689,684	(19,267,948)	3,068,741	(1,091,332)
Net increase (decrease) in net assets from operations	17,127,324	6,827,349	4,493,445	(616,915)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	38,331,872	38,018,834	26,107,939	4,327,064
Net contractowner transfers between Sub-Accounts	(7,970,820)	(8,151,546)	10,567,386	(640,515)
Withdrawals and death benefits	(38,038,398)	(43,823,915)	(4,070,863)	(3,565,592)
Net increase (decrease) in net assets resulting from contractowner transactions	(7,677,346)	(13,956,627)	32,604,462	120,957
Net increase (decrease) in net assets	9,449,978	(7,129,278)	37,097,907	(495,958)

NET ASSETS
Beginning of period	214,250,774	221,380,052	14,306,731	14,802,689
End of period	$223,700,752	$214,250,774	$51,404,638	$14,306,731

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,355,414	4,634,884	345,055	344,671
Units purchased	778,787	778,755	575,318	98,927
Units sold/transferred	(923,898)	(1,058,225)	139,408	(98,543)
End of period	4,210,303	4,355,414	1,059,781	345,055

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-17

Statements of changes in net assets TIAA Separate Account VA-3 ∎ For the year ended

	TIAA-CREF Inflation-Linked Bond Fund Sub-Account		TIAA-CREF International Equity Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$43,901	$(26,805)	$2,427,074	$1,805,299
Net realized gain (loss)	(103,192)	(106,889)	5,392,957	5,485,258
Net change in unrealized appreciation (depreciation) on investments	237,837	(12,180)	(7,799,298)	(13,874,665)
Net increase (decrease) in net assets from operations	178,546	(145,874)	20,733	(6,584,108)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	954,132	1,065,542	57,307,448	68,784,042
Net contractowner transfers between Sub-Accounts	(196,152)	(174,373)	(8,241,148)	4,345,697
Withdrawals and death benefits	(1,231,777)	(1,250,043)	(53,034,183)	(51,540,875)
Net increase (decrease) in net assets resulting from contractowner transactions	(473,797)	(358,874)	(3,967,883)	21,588,864
Net increase (decrease) in net assets	(295,251)	(504,748)	(3,947,150)	15,004,756

NET ASSETS
Beginning of period	6,043,661	6,548,409	264,404,055	249,399,299
End of period	$5,748,410	$6,043,661	$260,456,905	$264,404,055

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	181,258	191,944	10,600,179	9,822,418
Units purchased	27,761	31,220	2,332,415	2,581,015
Units sold/transferred	(41,441)	(41,906)	(2,460,906)	(1,803,254)
End of period	167,578	181,258	10,471,688	10,600,179

	TIAA-CREF International Equity Index Fund Sub-Account		TIAA-CREF Large-Cap Growth Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$10,435,897	$8,176,992	$(53,699)	$(168,891)
Net realized gain (loss)	1,340,526	2,730,708	3,608,205	4,602,937
Net change in unrealized appreciation (depreciation) on investments	(6,812,197)	(15,050,685)	(4,335,395)	(32,378)
Net increase (decrease) in net assets from operations	4,964,226	(4,142,985)	(780,889)	4,401,668

FROM CONTRACTOWNER TRANSACTIONS
Premiums	117,299,878	82,307,621	24,670,223	25,345,685
Net contractowner transfers between Sub-Accounts	11,286,451	2,165,461	(1,985,745)	2,851,004
Withdrawals and death benefits	(41,337,426)	(37,495,691)	(19,554,212)	(15,083,251)
Net increase (decrease) in net assets resulting from contractowner transactions	87,248,903	46,977,391	3,130,266	13,113,438
Net increase (decrease) in net assets	92,213,129	42,834,406	2,349,377	17,515,106

NET ASSETS
Beginning of period	289,907,235	247,072,829	66,776,460	49,261,354
End of period	$382,120,364	$289,907,235	$69,125,837	$66,776,460

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	11,078,726	9,385,144	1,308,164	1,047,234
Units purchased	4,562,422	2,998,456	499,498	510,487
Units sold/transferred	(1,198,981)	(1,304,874)	(433,423)	(249,557)
End of period	14,442,167	11,078,726	1,374,239	1,308,164

B-18	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Large-Cap Growth Index Fund Sub-Account		TIAA-CREF Large-Cap Value Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$1,676,286	$1,425,615	$5,890,667	$3,686,401
Net realized gain (loss)	4,222,208	9,350,349	21,081,835	32,481,070
Net change in unrealized appreciation (depreciation) on investments	1,913,558	(5,738,512)	43,465,929	(57,372,498)
Net increase (decrease) in net assets from operations	7,812,052	5,037,452	70,438,431	(21,205,027)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	51,649,344	39,773,523	77,365,682	101,335,949
Net contractowner transfers between Sub-Accounts	2,145,863	2,507,042	(12,448,229)	(11,257,821)
Withdrawals and death benefits	(25,913,486)	(32,091,965)	(71,597,403)	(71,902,588)
Net increase (decrease) in net assets resulting from contractowner transactions	27,881,721	10,188,600	(6,679,950)	18,175,540
Net increase (decrease) in net assets	35,693,773	15,226,052	63,758,481	(3,029,487)

NET ASSETS
Beginning of period	106,370,072	91,144,020	397,263,856	400,293,343
End of period	$142,063,845	$106,370,072	$461,022,337	$397,263,856

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,143,928	1,936,827	11,521,958	10,997,670
Units purchased	1,022,962	813,697	2,156,234	2,821,157
Units sold/transferred	(488,765)	(606,596)	(2,332,773)	(2,296,869)
End of period	2,678,125	2,143,928	11,345,419	11,521,958

	TIAA-CREF Large-Cap Value Index Fund Sub-Account		TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$7,854,970	$5,454,558	$616,977	$534,339
Net realized gain (loss)	4,883,271	11,378,407	604,695	942,907
Net change in unrealized appreciation (depreciation) on investments	40,399,786	(25,015,949)	468,971	(1,593,500)
Net increase (decrease) in net assets from operations	53,138,027	(8,182,984)	1,690,643	(116,254)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	132,452,609	114,093,046	13,023,458	8,848,575
Net contractowner transfers between Sub-Accounts	20,825,839	9,749,464	875,035	(185,420)
Annuity payments	—	—	(383,612)	(370,201)
Withdrawals and death benefits	(40,089,020)	(27,401,040)	(6,558,690)	(5,757,848)
Net increase (decrease) in net assets resulting from contractowner transactions	113,189,428	96,441,470	6,956,191	2,535,106
Net increase (decrease) in net assets	166,327,455	88,258,486	8,646,834	2,418,852

NET ASSETS
Beginning of period	237,521,884	149,263,398	29,784,399	27,365,547
End of period	$403,849,339	$237,521,884	$38,431,233	$29,784,399

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	6,589,195	3,978,039	748,853	686,243
Units purchased	3,475,534	3,096,148	370,511	255,296
Units sold/transferred	(496,709)	(484,992)	(191,255)	(192,686)
End of period	9,568,020	6,589,195	928,109	748,853

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-19

Statements of changes in net assets TIAA Separate Account VA-3 ∎ For the year ended

	TIAA-CREF Lifecycle 2010 Fund Sub-Account		TIAA-CREF Lifecycle 2015 Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$1,728,986	$1,588,209	$3,228,540	$2,812,801
Net realized gain (loss)	2,492,626	3,874,023	4,865,346	9,234,709
Net change in unrealized appreciation (depreciation) on investments	239,378	(5,515,707)	246,301	(12,043,447)
Net increase (decrease) in net assets from operations	4,460,990	(53,475)	8,340,187	4,063

FROM CONTRACTOWNER TRANSACTIONS
Premiums	17,279,829	18,396,407	34,695,908	30,482,053
Net contractowner transfers between Sub-Accounts	(1,133,747)	(3,112,421)	(4,751,949)	(3,885,106)
Withdrawals and death benefits	(17,777,046)	(15,060,433)	(26,762,764)	(28,415,114)
Net increase (decrease) in net assets resulting from contractowner transactions	(1,630,964)	223,553	3,181,195	(1,818,167)
Net increase (decrease) in net assets	2,830,026	170,078	11,521,382	(1,814,104)

NET ASSETS
Beginning of period	77,918,520	77,748,442	138,296,791	140,110,895
End of period	$80,748,546	$77,918,520	$149,818,173	$138,296,791

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,164,709	2,160,992	3,863,902	3,913,525
Units purchased	467,275	503,735	945,650	839,033
Units sold/transferred	(512,387)	(500,018)	(862,410)	(888,656)
End of period	2,119,597	2,164,709	3,947,142	3,863,902

	TIAA-CREF Lifecycle 2020 Fund Sub-Account		TIAA-CREF Lifecycle 2025 Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$5,856,762	$4,959,647	$5,803,157	$4,886,560
Net realized gain (loss)	12,126,739	15,900,635	13,152,690	17,223,799
Net change in unrealized appreciation (depreciation) on investments	(1,575,449)	(21,540,535)	(783,959)	(23,001,903)
Net increase (decrease) in net assets from operations	16,408,052	(680,253)	18,171,888	(891,544)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	67,988,753	68,540,371	72,043,295	66,152,707
Net contractowner transfers between Sub-Accounts	(9,253,570)	(1,857,956)	(7,251,974)	(7,337,891)
Withdrawals and death benefits	(39,866,005)	(37,276,190)	(32,887,038)	(26,639,889)
Net increase (decrease) in net assets resulting from contractowner transactions	18,869,178	29,406,225	31,904,283	32,174,927
Net increase (decrease) in net assets	35,277,230	28,725,972	50,076,171	31,283,383

NET ASSETS
Beginning of period	256,209,488	227,483,516	256,889,683	225,606,300
End of period	$291,486,718	$256,209,488	$306,965,854	$256,889,683

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	7,213,992	6,400,179	7,263,578	6,370,811
Units purchased	1,858,632	1,892,335	1,989,597	1,832,993
Units sold/transferred	(1,347,836)	(1,078,522)	(1,106,396)	(940,226)
End of period	7,724,788	7,213,992	8,146,779	7,263,578

B-20	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2030 Fund Sub-Account		TIAA-CREF Lifecycle 2035 Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$5,502,386	$4,576,708	$5,170,211	$4,292,142
Net realized gain (loss)	13,640,909	16,765,789	14,617,985	18,194,343
Net change in unrealized appreciation (depreciation) on investments	(807,897)	(22,417,809)	(365,251)	(23,514,084)
Net increase (decrease) in net assets from operations	18,335,398	(1,075,312)	19,422,945	(1,027,599)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	68,939,249	62,962,377	68,437,258	60,081,572
Net contractowner transfers between Sub-Accounts	(3,164,008)	(1,322,533)	(4,472,295)	(1,982,718)
Withdrawals and death benefits	(26,693,909)	(23,991,493)	(22,128,315)	(24,004,255)
Net increase (decrease) in net assets resulting from contractowner transactions	39,081,332	37,648,351	41,836,648	34,094,599
Net increase (decrease) in net assets	57,416,730	36,573,039	61,259,593	33,067,000

NET ASSETS
Beginning of period	243,995,908	207,422,869	246,597,916	213,530,916
End of period	$301,412,638	$243,995,908	$307,857,509	$246,597,916

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	6,949,870	5,902,608	6,946,864	6,004,719
Units purchased	1,923,528	1,756,763	1,899,452	1,661,548
Units sold/transferred	(845,557)	(709,501)	(746,894)	(719,403)
End of period	8,027,841	6,949,870	8,099,422	6,946,864

	TIAA-CREF Lifecycle 2040 Fund Sub-Account		TIAA-CREF Lifecycle 2045 Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$5,802,734	$4,995,742	$1,809,082	$2,153,981
Net realized gain (loss)	20,283,190	23,463,534	6,939,682	6,916,221
Net change in unrealized appreciation (depreciation) on investments	(1,179,909)	(30,191,004)	5,512,685	(10,422,994)
Net increase (decrease) in net assets from operations	24,906,015	(1,731,728)	14,261,449	(1,352,792)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	77,423,219	70,986,637	59,505,391	49,872,500
Net contractowner transfers between Sub-Accounts	(4,688,982)	(2,998,922)	(2,136,725)	(1,398,093)
Withdrawals and death benefits	(25,597,729)	(24,548,480)	(17,116,130)	(15,753,384)
Net increase (decrease) in net assets resulting from contractowner transactions	47,136,508	43,439,235	40,252,536	32,721,023
Net increase (decrease) in net assets	72,042,523	41,707,507	54,513,985	31,368,231

NET ASSETS
Beginning of period	300,842,891	259,135,384	158,355,527	126,987,296
End of period	$372,885,414	$300,842,891	$212,869,512	$158,355,527

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	8,308,747	7,135,103	4,593,955	3,672,816
Units purchased	2,111,350	1,918,558	1,692,417	1,408,032
Units sold/transferred	(827,556)	(744,914)	(551,782)	(486,893)
End of period	9,592,541	8,308,747	5,734,590	4,593,955

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-21

Statements of changes in net assets TIAA Separate Account VA-3 ∎ For the year ended

	TIAA-CREF Lifecycle 2050 Fund Sub-Account		TIAA-CREF Lifecycle 2055 Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$1,445,008	$1,728,701	$110,404	$60,918
Net realized gain (loss)	5,774,742	5,123,913	182,418	119,571
Net change in unrealized appreciation (depreciation) on investments	4,840,113	(8,023,757)	309,063	(230,747)
Net increase (decrease) in net assets from operations	12,059,863	(1,171,143)	601,885	(50,258)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	57,711,644	46,904,454	6,228,234	2,792,622
Net contractowner transfers between Sub-Accounts	(1,100,061)	(20,206)	180,645	10,218
Withdrawals and death benefits	(16,624,629)	(13,606,465)	(650,038)	(284,166)
Net increase (decrease) in net assets resulting from contractowner transactions	39,986,954	33,277,783	5,758,841	2,518,674
Net increase (decrease) in net assets	52,046,817	32,106,640	6,360,726	2,468,416

NET ASSETS
Beginning of period	129,056,404	96,949,764	4,040,395	1,571,979
End of period	$181,103,221	$129,056,404	$10,401,121	$4,040,395

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,793,021	2,840,713	118,638	46,145
Units purchased	1,665,560	1,344,352	177,392	80,271
Units sold/transferred	(513,283)	(392,044)	(13,497)	(7,778)
End of period	4,945,298	3,793,021	282,533	118,638

	TIAA-CREF Lifecycle 2060 Fund Sub-Account	TIAA-CREF Mid-Cap Growth Fund Sub-Account
	December 31, 2016 (a)	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$1,657	$204,166	$(283,896)
Net realized gain (loss)	2,931	(1,399,533)	14,710,469
Net change in unrealized appreciation (depreciation) on investments	(531)	3,097,087	(16,396,029)
Net increase (decrease) in net assets from operations	4,057	1,901,720	(1,969,456)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	169,090	29,727,334	35,438,540
Net contractowner transfers between Sub-Accounts	419	(8,806,630)	550,931
Withdrawals and death benefits	(13,253)	(27,524,021)	(35,129,616)
Net increase (decrease) in net assets resulting from contractowner transactions	156,256	(6,603,317)	859,855
Net increase (decrease) in net assets	160,313	(4,701,597)	(1,109,601)

NET ASSETS
Beginning of period	—	151,739,038	152,848,639
End of period	$160,313	$147,037,441	$151,739,038

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	3,300,881	3,289,720
Units purchased	6,799	667,430	747,964
Units sold/transferred	(500)	(819,176)	(736,803)
End of period	6,299	3,149,135	3,300,881

(a)	For the period January 22, 2016 (commencement of operations) to December 31, 2016.

B-22	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Mid-Cap Value Fund Sub-Account		TIAA-CREF Money Market Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$7,461,186	$4,994,917	$(3,172)	$(24,081)
Net realized gain (loss)	25,202,782	62,934,616	—	—
Net change in unrealized appreciation (depreciation) on investments	46,153,870	(95,009,869)	—	—
Net increase (decrease) in net assets from operations	78,817,838	(27,080,336)	(3,172)	(24,081)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	92,873,854	98,531,920	13,214,463	6,865,058
Net contractowner transfers between Sub-Accounts	(10,021,300)	(21,131,791)	4,539,854	(950,651)
Withdrawals and death benefits	(72,999,099)	(80,099,173)	(7,984,613)	(4,564,052)
Net increase (decrease) in net assets resulting from contractowner transactions	9,853,455	(2,699,044)	9,769,704	1,350,355
Net increase (decrease) in net assets	88,671,293	(29,779,380)	9,766,532	1,326,274

NET ASSETS
Beginning of period	456,173,306	485,952,686	7,217,762	5,891,488
End of period	$544,844,599	$456,173,306	$16,984,294	$7,217,762

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	11,427,919	11,459,511	275,529	225,162
Units purchased	2,229,864	2,351,597	503,408	259,157
Units sold/transferred	(1,983,639)	(2,383,189)	(137,745)	(208,790)
End of period	11,674,144	11,427,919	641,192	275,529

	TIAA-CREF Real Estate Securities Fund Sub-Account		TIAA-CREF S&P 500 Index Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$3,501,887	$1,716,262	$4,341,062	$3,178,578
Net realized gain (loss)	4,402,981	9,174,305	5,370,995	9,052,062
Net change in unrealized appreciation (depreciation) on investments	(3,337,762)	(6,524,382)	13,651,813	(10,271,956)
Net increase (decrease) in net assets from operations	4,567,106	4,366,185	23,363,870	1,958,684

FROM CONTRACTOWNER TRANSACTIONS
Premiums	68,877,516	49,335,084	96,833,395	67,453,935
Net contractowner transfers between Sub-Accounts	5,851,291	3,881,993	3,925,614	(2,375,170)
Withdrawals and death benefits	(24,689,371)	(27,769,938)	(46,145,787)	(39,881,639)
Net increase (decrease) in net assets resulting from contractowner transactions	50,039,436	25,447,139	54,613,222	25,197,126
Net increase (decrease) in net assets	54,606,542	29,813,324	77,977,092	27,155,810

NET ASSETS
Beginning of period	134,045,298	104,231,974	170,367,831	143,212,021
End of period	$188,651,840	$134,045,298	$248,344,923	$170,367,831

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,223,082	3,426,192	4,032,813	3,431,616
Units purchased	2,105,059	1,599,711	2,212,829	1,600,710
Units sold/transferred	(620,063)	(802,821)	(985,140)	(999,513)
End of period	5,708,078	4,223,082	5,260,502	4,032,813

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-23

Statements of changes in net assets TIAA Separate Account VA-3 ∎ For the year ended

	TIAA-CREF Short-Term Bond Fund Sub-Account		TIAA-CREF Small-Cap Blend Index Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$431,285	$261,306	$4,394,186	$3,617,666
Net realized gain (loss)	(58,452)	(24,797)	14,172,901	16,930,746
Net change in unrealized appreciation (depreciation) on investments	96,049	(102,547)	38,827,880	(33,590,464)
Net increase (decrease) in net assets from operations	468,882	133,962	57,394,967	(13,042,052)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	10,031,198	6,297,490	76,881,075	79,191,937
Net contractowner transfers between Sub-Accounts	2,432,717	1,303,967	(787,098)	(5,190,698)
Withdrawals and death benefits	(5,790,574)	(3,122,730)	(50,028,698)	(42,291,259)
Net increase (decrease) in net assets resulting from contractowner transactions	6,673,341	4,478,727	26,065,279	31,709,980
Net increase (decrease) in net assets	7,142,223	4,612,689	83,460,246	18,667,928

NET ASSETS
Beginning of period	21,663,622	17,050,933	265,984,617	247,316,689
End of period	$28,805,845	$21,663,622	$349,444,863	$265,984,617

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	681,995	541,159	6,770,300	6,014,004
Units purchased	314,754	197,848	1,893,623	1,920,736
Units sold/transferred	(109,025)	(57,012)	(1,337,505)	(1,164,440)
End of period	887,724	681,995	7,326,418	6,770,300

	TIAA-CREF Small-Cap Equity Fund Sub-Account		TIAA-CREF Social Choice Equity Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$1,627,747	$749,367	$1,085,569	$628,027
Net realized gain (loss)	7,941,571	17,369,901	4,488,462	4,343,045
Net change in unrealized appreciation (depreciation) on investments	35,180,474	(19,009,306)	1,180,020	(6,446,086)
Net increase (decrease) in net assets from operations	44,749,792	(890,038)	6,754,051	(1,475,014)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	67,430,289	47,325,803	15,600,682	11,605,349
Net contractowner transfers between Sub-Accounts	5,025,630	(1,866,228)	(378,220)	(1,598,341)
Withdrawals and death benefits	(34,648,753)	(31,021,412)	(9,390,293)	(9,546,467)
Net increase (decrease) in net assets resulting from contractowner transactions	37,807,166	14,438,163	5,832,169	460,541
Net increase (decrease) in net assets	82,556,958	13,548,125	12,586,220	(1,014,473)

NET ASSETS
Beginning of period	195,155,808	181,607,683	50,531,067	51,545,540
End of period	$277,712,766	$195,155,808	$63,117,287	$50,531,067

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,913,462	4,555,508	1,287,971	1,275,342
Units purchased	1,684,915	1,163,082	385,297	291,226
Units sold/transferred	(736,081)	(805,128)	(247,676)	(278,597)
End of period	5,862,296	4,913,462	1,425,592	1,287,971

B-24	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account		American Funds Washington Mutual Investors (Class R-5) Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$2,868,049	$6,109,423	$1,636,829	$1,611,540
Net realized gain (loss)	3,022,221	5,245,413	5,320,882	7,118,408
Net change in unrealized appreciation (depreciation) on investments	(4,038,429)	(14,484,411)	3,002,215	(8,746,757)
Net increase (decrease) in net assets from operations	1,851,841	(3,129,575)	9,959,926	(16,809)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	49,586,129	72,763,681	24,473,778	12,877,402
Net contractowner transfers between Sub-Accounts	(8,603,834)	(691,756)	928,077	(9,204,838)
Withdrawals and death benefits	(38,220,110)	(38,732,799)	(11,271,768)	(12,464,530)
Net increase (decrease) in net assets resulting from contractowner transactions	2,762,185	33,339,126	14,130,087	(8,791,966)
Net increase (decrease) in net assets	4,614,026	30,209,551	24,090,013	(8,808,775)

NET ASSETS
Beginning of period	192,604,774	162,395,223	70,796,877	79,605,652
End of period	$197,218,800	$192,604,774	$94,886,890	$70,796,877

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,959,850	4,992,861	1,726,482	1,940,585
Units purchased	1,552,477	2,149,592	568,893	314,928
Units sold/transferred	(1,463,521)	(1,182,603)	(257,535)	(529,031)
End of period	6,048,806	5,959,850	2,037,840	1,726,482

	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account		Dodge & Cox International Stock Fund Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$921,063	$572,273	$822,587	$879,933
Net realized gain (loss)	(98,651)	(54,882)	(628,978)	441,404
Net change in unrealized appreciation (depreciation) on investments	3,812,850	(6,386,395)	2,879,719	(7,474,478)
Net increase (decrease) in net assets from operations	4,635,262	(5,869,004)	3,073,328	(6,153,141)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	19,859,564	20,317,015	5,695,668	22,226,835
Net contractowner transfers between Sub-Accounts	5,102,672	7,588,036	(3,521,808)	5,907,836
Withdrawals and death benefits	(4,555,584)	(2,523,117)	(5,834,826)	(4,486,827)
Net increase (decrease) in net assets resulting from contractowner transactions	20,406,652	25,381,934	(3,660,966)	23,647,844
Net increase (decrease) in net assets	25,041,914	19,512,930	(587,638)	17,494,703

NET ASSETS
Beginning of period	34,852,010	15,339,080	41,690,889	24,196,186
End of period	$59,893,924	$34,852,010	$41,103,251	$41,690,889

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,873,457	693,737	1,600,010	822,397
Units purchased	982,660	962,436	221,880	759,373
Units sold/transferred	19,522	217,284	(363,041)	18,240
End of period	2,875,639	1,873,457	1,458,849	1,600,010

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA Separate Account VA-3 ∎ For the year ended

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account		Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$81,643	$(48,706)	$230,203	$165,583
Net realized gain (loss)	2,277,324	9,581,473	(201,509)	(326,889)
Net change in unrealized appreciation (depreciation) on investments	(982,068)	(3,609,931)	763,353	(974,780)
Net increase (decrease) in net assets from operations	1,376,899	5,922,836	792,047	(1,136,086)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	19,554,388	38,142,512	5,655,384	2,650,294
Net contractowner transfers between Sub-Accounts	(10,810,320)	9,465,710	1,664,142	357,381
Withdrawals and death benefits	(24,868,142)	(27,550,278)	(1,222,981)	(1,809,714)
Net increase (decrease) in net assets resulting from contractowner transactions	(16,124,074)	20,057,944	6,096,545	1,197,961
Net increase (decrease) in net assets	(14,747,175)	25,980,780	6,888,592	61,875

NET ASSETS
Beginning of period	82,404,380	56,423,600	5,014,443	4,952,568
End of period	$67,657,205	$82,404,380	$11,903,035	$5,014,443

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,478,547	1,113,889	271,937	227,095
Units purchased	366,050	706,735	286,639	126,445
Units sold/transferred	(662,073)	(342,077)	19,449	(81,603)
End of period	1,182,524	1,478,547	578,025	271,937

	Vanguard Explorer Fund (Investor Shares) Sub-Account		Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$30,299	$17,509	$113,523	$54,277
Net realized gain (loss)	(138,015)	1,545,651	95,456	41,415
Net change in unrealized appreciation (depreciation) on investments	1,587,777	(2,147,804)	(265,190)	(78,814)
Net increase (decrease) in net assets from operations	1,480,061	(584,644)	(56,211)	16,878

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,976,304	2,971,665	7,448,912	2,943,594
Net contractowner transfers between Sub-Accounts	(1,102,175)	(619,052)	315,031	826,201
Withdrawals and death benefits	(1,889,706)	(2,504,402)	(2,907,615)	(1,495,398)
Net increase (decrease) in net assets resulting from contractowner transactions	(15,577)	(151,789)	4,856,328	2,274,397
Net increase (decrease) in net assets	1,464,484	(736,433)	4,800,117	2,291,275

NET ASSETS
Beginning of period	11,927,530	12,663,963	4,732,069	2,440,794
End of period	$13,392,014	$11,927,530	$9,532,186	$4,732,069

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	332,751	337,639	166,760	87,274
Units purchased	81,320	77,996	254,403	103,466
Units sold/transferred	(81,034)	(82,884)	(88,361)	(23,980)
End of period	333,037	332,751	332,802	166,760

B-26	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

concluded

	Vanguard Selected Value Fund (Investor Shares) Sub-Account		Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$2,361,809	$1,948,002	$2,111,317	$1,282,947
Net realized gain (loss)	5,561,495	7,309,464	555,665	243,489
Net change in unrealized appreciation (depreciation) on investments	12,962,658	(14,959,420)	23,907,680	(5,970,852)
Net increase (decrease) in net assets from operations	20,885,962	(5,701,954)	26,574,662	(4,444,416)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	34,401,748	45,196,827	46,185,049	45,222,612
Net contractowner transfers between Sub-Accounts	(7,555,403)	(4,920,720)	12,156,784	17,286,914
Withdrawals and death benefits	(25,716,094)	(22,088,410)	(11,254,318)	(5,578,919)
Net increase (decrease) in net assets resulting from contractowner transactions	1,130,251	18,187,697	47,087,515	56,930,607
Net increase (decrease) in net assets	22,016,213	12,485,743	73,662,177	52,486,191

NET ASSETS
Beginning of period	128,657,325	116,171,582	84,509,104	32,023,913
End of period	$150,673,538	$128,657,325	$158,171,281	$84,510,104

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,355,132	2,911,334	2,266,313	817,342
Units purchased	871,372	1,131,335	1,139,809	1,156,589
Units sold/transferred	(845,523)	(687,537)	321	292,382
End of period	3,380,981	3,355,132	3,406,443	2,266,313

	Vanguard Wellington Fund (Investor Shares) Sub-Account		Western Asset Core Plus Bond Fund (Class I) Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$3,489,872	$2,317,006	$3,058,061	$1,938,448
Net realized gain (loss)	3,590,076	4,362,579	1,145,849	388,554
Net change in unrealized appreciation (depreciation) on investments	7,314,979	(7,235,801)	(1,069,667)	(1,709,960)
Net increase (decrease) in net assets from operations	14,394,927	(556,216)	3,134,243	617,042

FROM CONTRACTOWNER TRANSACTIONS
Premiums	49,991,623	53,143,609	38,863,422	21,772,646
Net contractowner transfers between Sub-Accounts	8,980,546	16,225,693	5,778,295	6,202,784
Withdrawals and death benefits	(14,268,670)	(8,565,094)	(12,612,540)	(13,079,717)
Net increase (decrease) in net assets resulting from contractowner transactions	44,703,499	60,804,208	32,029,177	14,895,713
Net increase (decrease) in net assets	59,098,426	60,247,992	35,163,420	15,512,755

NET ASSETS
Beginning of period	114,530,244	54,282,252	71,618,020	56,105,265
End of period	$173,628,670	$114,530,244	$106,781,440	$71,618,020

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,211,089	1,522,050	1,780,918	1,411,281
Units purchased	1,337,390	1,479,911	931,307	541,878
Units sold/transferred	(158,613)	209,128	(172,126)	(172,241)
End of period	4,389,866	3,211,089	2,540,099	1,780,918

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-27

Notes to financial statements

TIAA Separate Account VA-3

Note 1—organization and significant accounting policies

TIAA Separate Account VA-3 (the “Separate Account”) was established on May 17, 2006 as a separate investment account of Teachers Insurance and Annuity Association of America (“TIAA”) under New York law, by resolution of TIAA’s Board of Trustees. The Separate Account is registered with the Securities and Exchange Commission (“Commission”) as an investment company under the Investment Company Act of 1940, as amended and operates as a unit investment trust. The Separate Account is designed to fund individual and group variable annuity contracts in retirement plans. The Separate Account consists of 64 investment accounts (“Sub-Accounts”). The Separate Account may invest in Institutional Class shares of certain TIAA-CREF Funds and selected non-TIAA-CREF Funds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the value of a participant’s accumulation on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on invested performance, Sub-Account expenses and mortality experience.

Participants in any Sub-Account can annuitize by transferring their assets to the TIAA-CREF Lifecycle Retirement Income Sub-Account (current investors can directly annuitize from this investment account) or into the TIAA Traditional Annuity, TIAA Real Estate Account, or one of the College Retirement Equities Fund accounts.

The following Sub-Accounts were added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
TIAA-CREF Lifecycle 2060 Fund	September 26, 2014	January 22, 2016
American Beacon Holland Large Cap Growth Fund	December 1, 2016	—
Ariel Appreciation Fund	December 1, 2016	—
Champlain Mid Cap Fund	December 1, 2016	—
Delaware Emerging Markets Fund	December 1, 2016	—
JPMorgan Small Cap Value Fund	December 1, 2016	—
Lazard International Equity Portfolio	December 1, 2016	—
Lord Abbett High Yield Fund	December 1, 2016	—
MFS Mid Cap Value Fund	December 1, 2016	—
Nationwide Geneva Small Cap Growth Fund	December 1, 2016	—
Parnassus Fund	December 1, 2016	—
T. Rowe Price® QM U.S. Small Cap Growth Equity Fund	December 1, 2016	—
Templeton Global Bond Fund	December 1, 2016	—
Vanguard 500 Index Fund	December 1, 2016	—
Vanguard Equity Income Fund	December 1, 2016	—
Vanguard Extended Market Index Fund	December 1, 2016	—
Vanguard Total Bond Market Index Fund	December 1, 2016	—

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA Separate Account VA-3 is a separate account of TIAA, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

B-28	Statement of Additional Information ∎ TIAA Separate Account VA-3

continued

New commission rule issuance: In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the Separate Account to file new form N-CEN. The requirements of this final rule in relation to form N-CEN must be adopted by June 1, 2018. Management is currently assessing the impact of this rule to the Account’s financial statements and other filings.

Effective October 14, 2016, the TIAA-CREF Life Money Market Fund was converted to a Government Money Market Account in compliance with Securities and Exchange Commission Final Rule Release No. 33-9616, Money Market Reform.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain portfolio investments that are measured at fair value using the net asset value per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statements of Assets and Liabilities. As of December 31, 2016, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Sub-Accounts investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2016, there were no transfers between levels by the Sub-Accounts.

As of December 31, 2016, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the Separate Account’s Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain mortality risks borne by TIAA. The Separate Account has four pricing levels. The level assigned to a client is based on an economic analysis of the client. The table below shows current and total maximum charges for administrative expense charges and a daily charge for bearing certain mortality and expense risks in connection with the contracts.

SEPARATE ACCOUNT ANNUAL EXPENSES

Accumulation Expenses

(as a percentage of average account value)

	Administrative		Mortality and expense risk		Total Separate Account charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.05%	1.50%	0.05%	0.50%	0.10%	2.00%
Level 2	0.25%	1.50%	0.05%	0.50%	0.30%	2.00%
Level 3	0.40%	1.50%	0.05%	0.50%	0.45%	2.00%
Level 4	0.70%	1.50%	0.05%	0.50%	0.75%	2.00%

Payout Annuity Expenses

(as a percentage of average account value)

	Administrative		Mortality and expense risk		Total Separate Account charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 2	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 3	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 4	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%

TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-29

Notes to financial statements

TIAA Separate Account VA-3

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the TIAA-CREF Funds, these include management fees paid to Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. Prior to October 1, 2016, Teachers Advisors, LLC was named Teachers Advisors, Inc.

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, for distribution services. Services perform all sales and marketing functions relative to the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2016 were as follows:

Sub-Account	Purchases	Sales
TIAA-CREF Bond Fund	$8,073,659	$2,151,848
TIAA-CREF Bond Index Fund	14,460,083	10,170,989
TIAA-CREF Bond Plus Fund	26,795,488	6,139,808
TIAA-CREF Emerging Markets Equity Fund	880,915	543,614
TIAA-CREF Emerging Markets Equity Index Fund	4,643,505	2,333,442
TIAA-CREF Equity Index Fund	75,583,256	8,038,842
TIAA-CREF Growth & Income Fund	25,566,190	27,285,649
TIAA-CREF High-Yield Fund	37,401,077	3,047,137
TIAA-CREF Inflation-Linked Bond Fund	1,002,987	1,432,884
TIAA-CREF International Equity Fund	29,495,713	31,036,522
TIAA-CREF International Equity Index Fund	106,963,387	9,278,587
TIAA-CREF Large-Cap Growth Fund	16,346,668	12,434,968
TIAA-CREF Large-Cap Growth Index Fund	44,066,831	14,508,824
TIAA-CREF Large-Cap Value Fund	49,816,778	39,636,781
TIAA-CREF Large-Cap Value Index Fund	128,574,811	3,593,348
TIAA-CREF Lifecycle Retirement Income Fund	14,762,568	6,646,042
TIAA-CREF Lifecycle 2010 Fund	17,131,984	15,703,995
TIAA-CREF Lifecycle 2015 Fund	32,474,391	20,787,020
TIAA-CREF Lifecycle 2020 Fund	63,745,199	28,075,207
TIAA-CREF Lifecycle 2025 Fund	68,554,920	18,933,860
TIAA-CREF Lifecycle 2030 Fund	69,395,415	12,215,317
TIAA-CREF Lifecycle 2035 Fund	70,842,409	10,215,023
TIAA-CREF Lifecycle 2040 Fund	81,548,137	10,332,438
TIAA-CREF Lifecycle 2045 Fund	55,057,381	7,629,856
TIAA-CREF Lifecycle 2050 Fund	52,160,649	6,384,135
TIAA-CREF Lifecycle 2055 Fund	6,417,946	352,081
TIAA-CREF Lifecycle 2060 Fund	170,228	9,691
TIAA-CREF Mid-Cap Growth Fund	16,707,779	23,106,929
TIAA-CREF Mid-Cap Value Fund	64,389,511	32,339,059
TIAA-CREF Money Market Fund	18,944,908	9,178,376
TIAA-CREF Real Estate Securities Fund	64,762,125	8,411,074
TIAA-CREF S&P 500 Index Fund	76,070,393	16,074,198
TIAA-CREF Short-Term Bond Fund	16,727,125	9,618,340
TIAA-CREF Small-Cap Blend Index Fund	60,700,348	22,200,840
TIAA-CREF Small-Cap Equity Fund	56,202,671	9,964,916
TIAA-CREF Social Choice Equity Fund	15,892,618	6,364,296
American Funds EuroPacific Growth Fund (Class R-5)	25,880,434	20,250,200
American Funds Washington Mutual Investors (Class R-5)	26,110,428	6,338,442
DFA Emerging Markets Portfolio (Institutional Class)	22,078,773	751,058
Dodge & Cox International Stock Fund	5,838,095	8,117,328
T. Rowe Price® Institutional Large-Cap Growth Fund	13,459,226	28,564,958
Vanguard Emerging Markets Stock Index Fund (Admiral Shares)	7,222,882	896,134
Vanguard Explorer Fund (Investor Shares)	3,581,001	3,040,429
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	9,551,358	4,477,847
Vanguard Selected Value Fund (Investor Shares)	23,433,140	15,879,700
Vanguard Small-Cap Value Index Fund (Investor Shares)	51,163,959	1,965,127
Vanguard Wellington Fund (Investor Shares)	57,160,582	5,789,421
Western Asset Core Plus Bond Fun (Class I)	44,203,140	8,061,216

B-30	Statement of Additional Information ∎ TIAA Separate Account VA-3

continued

Note 5—condensed financial information

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Bond Fund Sub-Account
2016	726	$35.22 to $36.67	$36.44 to $38.74	$26,503	2.79%	0.23% to 0.75%	0.10% to 3.91%
2015	586	$35.23 to $36.97	$35.22 to $36.67	$20,696	2.59%	0.30% to 0.75%	(0.03)% to 0.42%
2014	629	$33.54 to $34.96	$35.23 to $36.97	$22,190	2.32%	0.15% to 0.75%	5.06% to 5.75%
2013	667	$34.16 to $35.38	$33.54 to $34.96	$22,410	2.43%	0.07% to 0.75%	(1.83)% to (1.19)%
2012	512	$32.06 to $32.99	$34.16 to $35.38	$17,508	4.29%	0.08% to 0.75%	6.55% to 7.25%

TIAA-CREF Bond Index Fund Sub-Account
2016	2,018	$27.65 to $28.50	$28.10 to $29.15	$58,766	2.26%	0.10% to 0.75%	1.63% to 2.29%
2015	1,915	$27.71 to $28.37	$27.65 to $28.50	$54,534	2.23%	0.10% to 0.75%	(0.22)% to 0.43%
2014	1,490	$26.37 to $26.83	$27.71 to $28.37	$42,255	2.18%	0.10% to 0.75%	5.09% to 5.77%
2013	628	$27.20 to $27.49	$26.37 to $26.83	$16,827	1.88%	0.10% to 0.76%	(3.07)% to (2.43)%
2012	289	$26.32 to $26.44	$27.20 to $27.49	$7,946	2.01%	0.10% to 0.75%	3.33% to 4.01%

TIAA-CREF Bond Plus Fund Sub-Account
2016	2,148	$35.11 to $37.09	$36.48 to $38.78	$79,005	3.09%	0.10% to 0.75%	3.89% to 4.56%
2015	1,660	$35.15 to $36.89	$35.11 to $37.09	$58,632	2.91%	0.10% to 0.75%	(0.12)% to 0.53%
2014	1,659	$33.47 to $34.90	$35.15 to $36.89	$58,622	2.70%	0.10% to 0.75%	5.02% to 5.70%
2013	1,310	$33.96 to $35.17	$33.47 to $34.90	$44,058	2.69%	0.10% to 0.75%	(1.42)% to (0.78)%
2012	1,083	$31.54 to $32.46	$33.96 to $35.17	$36,933	4.31%	0.10% to 0.75%	7.65% to 8.36%

TIAA-CREF Emerging Markets Equity Fund Sub-Account
2016	141	$17.64 to $18.18	$18.55 to $19.24	$2,701	1.03%	0.10% to 0.74%	5.17% to 5.85%
2015	125	$20.39 to $20.88	$17.64 to $18.18	$2,271	1.18%	0.10% to 0.75%	(13.50)% to (12.94)%
2014	73	$22.27 to $22.66	$20.39 to $20.88	$1,522	1.63%	0.10% to 0.75%	(8.44)% to (7.84)%
2013	32	$22.52 to $22.76	$22.27 to $22.66	$714	0.84%	0.10% to 0.75%	(1.11)% to (0.47)%
2012	23	$18.83 to $18.91	$22.52 to $22.76	$524	1.50%	0.10% to 0.76%	19.58% to 20.36%

TIAA-CREF Emerging Markets Equity Index Fund Sub-Account
2016	401	$17.59 to $18.13	$19.39 to $20.11	$8,056	2.00%	0.10% to 0.75%	10.23% to 10.95%
2015	284	$20.80 to $21.31	$17.59 to $18.13	$5,140	2.99%	0.10% to 0.75%	(15.47)% to (14.92)%
2014	103	$21.66 to $22.04	$20.80 to $21.31	$2,193	2.86%	0.10% to 0.76%	(3.93)% to (3.31)%
2013	29	$22.54 to $22.79	$21.66 to $22.04	$647	2.32%	0.10% to 0.75%	(3.93)% to (3.30)%
2012	16	$19.15 to $19.23	$22.54 to $22.79	$368	1.69%	0.10% to 0.76%	17.72% to 18.49%

TIAA-CREF Equity Index Fund Sub-Account
2016	3,657	$40.24 to $42.50	$45.03 to $47.88	$172,306	2.61%	0.10% to 0.75%	11.92% to 12.64%
2015	2,220	$40.36 to $42.35	$40.24 to $42.50	$92,571	2.08%	0.10% to 0.75%	(0.29)% to 0.36%
2014	1,884	$36.14 to $37.68	$40.36 to $42.35	$78,535	2.05%	0.10% to 0.75%	11.68% to 12.41%
2013	1,666	$27.28 to $28.26	$36.14 to $37.68	$61,952	2.06%	0.10% to 0.75%	32.48% to 33.34%
2012	1,256	$23.63 to $24.31	$27.28 to $28.26	$35,155	1.95%	0.10% to 0.75%	15.46% to 16.21%

TIAA-CREF Growth & Income Fund Sub-Account
2016	4,210	$47.61 to $50.29	$51.33 to $54.56	$223,701	1.42%	0.10% to 0.75%	7.79% to 8.49%
2015	4,355	$46.36 to $48.65	$47.61 to $50.29	$214,251	1.16%	0.10% to 0.75%	2.70% to 3.37%
2014	4,635	$41.98 to $43.77	$46.36 to $48.65	$221,380	1.12%	0.10% to 0.75%	10.43% to 11.15%
2013	4,250	$31.48 to $32.61	$41.98 to $43.77	$183,217	1.21%	0.10% to 0.75%	33.35% to 34.22%
2012	3,894	$27.25 to $28.04	$31.48 to $32.61	$125,436	2.02%	0.10% to 0.75%	15.54% to 16.29%

TIAA-CREF High-Yield Fund Sub-Account
2016	1,060	$29.16 to $42.20	$33.72 to $49.11	$51,405	5.94%	0.10% to 0.75%	15.63% to 16.38%
2015	345	$30.52 to $43.87	$29.16 to $42.20	$14,307	5.70%	0.10% to 0.75%	(4.45)% to (3.83)%
2014	345	$30.00 to $42.85	$30.52 to $43.87	$14,803	5.35%	0.10% to 0.75%	1.73% to 2.39%
2013	233	$28.47 to $40.40	$30.00 to $42.85	$9,735	5.60%	0.10% to 0.75%	5.37% to 6.06%
2012	189	$25.08 to $35.35	$28.47 to $40.40	$7,530	6.13%	0.10% to 0.76%	13.53% to 14.28%

TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-31

Notes to financial statements

TIAA Separate Account VA-3

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Inflation-Linked Bond Fund Sub-Account
2016	168	$33.28 to $34.64	$34.24 to $36.40	$5,748	1.45%	0.10% to 0.75%	2.88% to 3.34%
2015	181	$34.08 to $35.76	$33.28 to $34.64	$6,044	0.31%	0.30% to 0.75%	(2.35)% to (1.91)%
2014	192	$33.20 to $34.61	$34.08 to $35.76	$6,548	1.94%	0.10% to 0.75%	2.65% to 3.32%
2013	179	$36.66 to $37.97	$33.20 to $34.61	$5,945	1.26%	0.07% to 0.75%	(9.43)% to (8.84)%
2012	204	$34.68 to $35.68	$36.66 to $37.97	$7,492	2.38%	0.07% to 0.75%	5.71% to 6.40%

TIAA-CREF International Equity Fund Sub-Account
2016	10,472	$24.54 to $25.92	$24.46 to $26.00	$260,457	1.48%	0.10% to 0.75%	(0.34)% to 0.31%
2015	10,600	$25.02 to $26.26	$24.54 to $25.92	$264,404	1.20%	0.10% to 0.75%	(1.92)% to (1.28)%
2014	9,822	$27.40 to $28.57	$25.02 to $26.26	$249,399	1.39%	0.10% to 0.75%	(8.67)% to (8.08)%
2013	8,675	$22.26 to $23.06	$27.40 to $28.57	$241,132	1.93%	0.10% to 0.75%	23.11% to 23.91%
2012	6,979	$17.08 to $17.58	$22.26 to $23.06	$157,583	2.23%	0.10% to 0.75%	30.31% to 31.16%

TIAA-CREF International Equity Index Fund Sub-Account
2016	14,442	$25.49 to $26.33	$25.69 to $26.51	$382,120	3.40%	0.10% to 0.75%	0.47% to 1.12%
2015	11,079	$25.73 to $26.66	$25.49 to $26.33	$289,907	3.01%	0.10% to 0.75%	(1.23)% to (0.59)%
2014	9,385	$27.36 to $28.43	$25.73 to $26.66	$247,073	3.73%	0.10% to 0.75%	(6.21)% to (5.60)%
2013	8,484	$22.53 to $23.48	$27.36 to $28.43	$236,670	3.31%	0.10% to 0.75%	21.04% to 21.83%
2012	6,816	$19.00 to $19.87	$22.53 to $23.48	$156,094	3.88%	0.10% to 0.75%	18.20% to 18.98%

TIAA-CREF Large-Cap Growth Fund Sub-Account
2016	1,374	$50.86 to $53.72	$50.05 to $53.21	$69,126	0.62%	0.10% to 0.75%	(1.59)% to (0.95)%
2015	1,308	$46.92 to $49.24	$50.86 to $53.72	$66,776	0.42%	0.10% to 0.75%	8.38% to 9.09%
2014	1,047	$42.51 to $44.32	$46.92 to $49.24	$49,261	0.33%	0.10% to 0.75%	10.39% to 11.11%
2013	919	$30.64 to $31.73	$42.51 to $44.32	$39,169	0.45%	0.10% to 0.75%	38.75% to 39.66%
2012	747	$26.39 to $27.16	$30.64 to $31.73	$22,944	0.48%	0.10% to 0.75%	16.08% to 16.84%

TIAA-CREF Large-Cap Growth Index Fund Sub-Account
2016	2,678	$41.53 to $49.70	$44.13 to $53.15	$142,064	1.57%	0.10% to 0.75%	6.25% to 6.94%
2015	2,144	$39.62 to $47.11	$41.53 to $49.70	$106,370	1.55%	0.10% to 0.75%	4.82% to 5.51%
2014	1,937	$35.33 to $41.73	$39.62 to $47.11	$91,144	1.52%	0.10% to 0.75%	12.14% to 12.87%
2013	1,764	$26.70 to $31.33	$35.33 to $41.73	$73,580	1.81%	0.10% to 0.75%	32.34% to 33.20%
2012	1,143	$23.35 to $27.22	$26.70 to $31.33	$35,795	2.03%	0.10% to 0.76%	14.35% to 15.10%

TIAA-CREF Large-Cap Value Fund Sub-Account
2016	11,345	$33.75 to $35.65	$39.72 to $42.23	$461,022	1.93%	0.10% to 0.75%	17.71% to 18.48%
2015	11,522	$35.67 to $37.44	$33.75 to $35.65	$397,264	1.40%	0.10% to 0.75%	(5.40)% to (4.78)%
2014	10,998	$32.93 to $34.33	$35.67 to $37.44	$400,293	1.84%	0.10% to 0.75%	8.34% to 9.05%
2013	10,193	$24.68 to $25.56	$32.93 to $34.33	$342,078	1.68%	0.10% to 0.75%	33.43% to 34.30%
2012	6,556	$20.77 to $21.38	$24.68 to $25.56	$164,209	2.24%	0.10% to 0.75%	18.79% to 19.56%

TIAA-CREF Large-Cap Value Index Fund Sub-Account
2016	9,568	$35.08 to $37.63	$40.95 to $43.79	$403,849	2.67%	0.10% to 0.75%	16.36% to 17.12%
2015	6,589	$36.64 to $39.41	$35.08 to $37.63	$237,522	2.93%	0.10% to 0.75%	(4.53)% to (3.91)%
2014	3,978	$32.46 to $35.03	$36.64 to $39.41	$149,263	2.33%	0.10% to 0.75%	12.52% to 13.26%
2013	2,610	$24.64 to $26.67	$32.46 to $35.03	$86,474	2.40%	0.10% to 0.75%	31.36% to 32.21%
2012	1,823	$21.09 to $22.89	$24.64 to $26.67	$45,700	3.64%	0.10% to 0.75%	16.48% to 17.24%

TIAA-CREF Lifecycle Retirement Income Fund Sub-Account
2016	928	$33.67 to $35.32	$35.44 to $37.42	$38,431	2.77%	0.10% to 0.75%	5.25% to 5.93%
2015	749	$33.84 to $35.27	$33.67 to $35.32	$29,784	2.32%	0.10% to 0.75%	(0.50)% to 0.15%
2014	686	$32.62 to $33.78	$33.84 to $35.27	$27,366	2.93%	0.10% to 0.75%	3.74% to 4.42%
2013	653	$29.92 to $30.78	$32.62 to $33.78	$24,709	2.76%	0.10% to 0.75%	9.03% to 9.74%
2012	528	$27.03 to $27.63	$29.92 to $30.78	$18,444	2.91%	0.10% to 0.75%	10.67% to 11.40%

B-32	Statement of Additional Information ∎ TIAA Separate Account VA-3

continued

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Lifecycle 2010 Fund Sub-Account
2016	2,120	$34.95 to $36.92	$36.85 to $39.17	$80,749	2.58%	0.10% to 0.75%	5.41% to 6.10%
2015	2,165	$35.08 to $36.82	$34.95 to $36.92	$77,919	2.42%	0.10% to 0.75%	(0.37)% to 0.28%
2014	2,161	$33.80 to $35.24	$35.08 to $36.82	$77,748	3.01%	0.10% to 0.75%	3.81% to 4.49%
2013	2,040	$30.40 to $31.49	$33.80 to $35.24	$70,523	3.74%	0.10% to 0.75%	11.16% to 11.88%
2012	1,779	$27.19 to $27.98	$30.40 to $31.49	$55,205	3.15%	0.10% to 0.75%	11.83% to 12.56%

TIAA-CREF Lifecycle 2015 Fund Sub-Account
2016	3,947	$34.84 to $36.79	$36.79 to $39.11	$149,818	2.68%	0.10% to 0.75%	5.61% to 6.30%
2015	3,864	$34.95 to $36.68	$34.84 to $36.79	$138,297	2.42%	0.10% to 0.75%	(0.33)% to 0.32%
2014	3,914	$33.61 to $35.04	$34.95 to $36.68	$140,111	3.10%	0.10% to 0.75%	3.99% to 4.67%
2013	3,582	$29.71 to $30.78	$33.61 to $35.04	$122,948	3.59%	0.10% to 0.75%	13.11% to 13.85%
2012	2,819	$26.38 to $27.15	$29.71 to $30.78	$85,321	3.59%	0.10% to 0.75%	12.62% to 13.36%

TIAA-CREF Lifecycle 2020 Fund Sub-Account
2016	7,725	$34.64 to $36.59	$36.67 to $38.98	$291,487	2.61%	0.10% to 0.75%	5.86% to 6.55%
2015	7,214	$34.75 to $36.47	$34.64 to $36.59	$256,209	2.47%	0.10% to 0.75%	(0.33)% to 0.32%
2014	6,400	$33.39 to $34.81	$34.75 to $36.47	$227,484	3.31%	0.10% to 0.75%	4.08% to 4.76%
2013	5,233	$28.88 to $29.91	$33.39 to $34.81	$178,287	3.90%	0.10% to 0.75%	15.63% to 16.39%
2012	3,733	$25.38 to $26.12	$28.88 to $29.91	$109,810	3.69%	0.10% to 0.75%	13.76% to 14.51%

TIAA-CREF Lifecycle 2025 Fund Sub-Account
2016	8,147	$34.50 to $36.44	$36.64 to $38.95	$306,966	2.54%	0.10% to 0.75%	6.20% to 6.89%
2015	7,264	$34.63 to $36.34	$34.50 to $36.44	$256,890	2.44%	0.10% to 0.75%	(0.39)% to 0.26%
2014	6,371	$33.27 to $34.69	$34.63 to $36.34	$225,606	3.44%	0.10% to 0.75%	4.08% to 4.76%
2013	5,101	$28.09 to $29.10	$33.27 to $34.69	$173,151	4.07%	0.10% to 0.75%	18.44% to 19.21%
2012	3,847	$24.48 to $25.20	$28.09 to $29.10	$110,064	3.57%	0.10% to 0.75%	14.73% to 15.48%

TIAA-CREF Lifecycle 2030 Fund Sub-Account
2016	8,028	$34.20 to $36.13	$36.44 to $38.74	$301,413	2.50%	0.10% to 0.75%	6.53% to 7.23%
2015	6,950	$34.33 to $36.03	$34.20 to $36.13	$243,996	2.43%	0.10% to 0.75%	(0.37)% to 0.28%
2014	5,903	$33.03 to $34.44	$34.33 to $36.03	$207,423	3.42%	0.10% to 0.75%	3.93% to 4.61%
2013	4,849	$27.26 to $28.24	$33.03 to $34.44	$163,576	4.25%	0.10% to 0.75%	21.16% to 21.95%
2012	3,757	$23.57 to $24.26	$27.26 to $28.24	$104,392	3.25%	0.10% to 0.75%	15.65% to 16.41%

TIAA-CREF Lifecycle 2035 Fund Sub-Account
2016	8,099	$34.50 to $36.44	$36.82 to $39.14	$307,858	2.33%	0.10% to 0.75%	6.72% to 7.42%
2015	6,947	$34.68 to $36.39	$34.50 to $36.44	$246,598	2.25%	0.10% to 0.75%	(0.51)% to 0.14%
2014	6,005	$33.38 to $34.80	$34.68 to $36.39	$213,531	3.45%	0.10% to 0.75%	3.89% to 4.57%
2013	4,842	$26.96 to $27.92	$33.38 to $34.80	$165,329	4.45%	0.10% to 0.75%	23.83% to 24.63%
2012	3,629	$23.15 to $23.82	$26.96 to $27.92	$99,885	3.01%	0.10% to 0.75%	16.44% to 17.20%

TIAA-CREF Lifecycle 2040 Fund Sub-Account
2016	9,593	$35.05 to $37.02	$37.49 to $39.86	$372,885	2.13%	0.10% to 0.75%	6.97% to 7.67%
2015	8,309	$35.28 to $37.02	$35.05 to $37.02	$300,843	2.11%	0.10% to 0.75%	(0.66)% to (0.01)%
2014	7,135	$33.97 to $35.42	$35.28 to $37.02	$259,135	3.47%	0.10% to 0.75%	3.85% to 4.53%
2013	5,921	$27.09 to $28.06	$33.97 to $35.42	$206,402	4.55%	0.10% to 0.75%	25.39% to 26.21%
2012	4,564	$23.23 to $23.90	$27.09 to $28.06	$126,588	2.90%	0.10% to 0.75%	16.64% to 17.40%

TIAA-CREF Lifecycle 2045 Fund Sub-Account
2016	5,735	$33.88 to $35.55	$36.34 to $38.37	$212,870	1.51%	0.10% to 0.75%	7.26% to 7.96%
2015	4,594	$34.10 to $35.54	$33.88 to $35.55	$158,356	2.01%	0.10% to 0.75%	(0.62)% to 0.03%
2014	3,673	$32.84 to $34.01	$34.10 to $35.54	$126,987	3.31%	0.10% to 0.75%	3.82% to 4.50%
2013	2,745	$26.21 to $26.96	$32.84 to $34.01	$91,183	4.47%	0.10% to 0.75%	25.31% to 26.13%
2012	1,801	$22.46 to $22.96	$26.21 to $26.96	$47,646	2.69%	0.10% to 0.75%	16.68% to 17.44%

TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-33

Notes to financial statements

TIAA Separate Account VA-3

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Lifecycle 2050 Fund Sub-Account
2016	4,945	$33.54 to $35.18	$35.98 to $37.99	$181,103	1.51%	0.10% to 0.75%	7.29% to 7.99%
2015	3,793	$33.73 to $35.15	$33.54 to $35.18	$129,056	2.07%	0.10% to 0.75%	(0.57)% to 0.08%
2014	2,841	$32.49 to $33.64	$33.73 to $35.15	$96,950	3.38%	0.10% to 0.75%	3.80% to 4.48%
2013	2,001	$25.93 to $26.68	$32.49 to $33.64	$65,648	4.61%	0.10% to 0.75%	25.31% to 26.12%
2012	1,220	$22.23 to $22.72	$25.93 to $26.68	$31,901	2.71%	0.10% to 0.75%	16.65% to 17.42%

TIAA-CREF Lifecycle 2055 Fund Sub-Account
2016	283	$33.60 to $34.41	$36.10 to $37.21	$10,401	2.03%	0.10% to 0.75%	7.46% to 8.16%
2015	119	$33.81 to $34.40	$33.60 to $34.41	$4,040	2.74%	0.10% to 0.75%	(0.62)% to 0.03%
2014	46	$32.57 to $32.92	$33.81 to $34.40	$1,572	5.35%	0.10% to 0.75%	3.80% to 4.48%
2013	8	$25.99 to $26.05	$32.57 to $32.92	$261	8.84%	0.07% to 0.76%	25.29% to 26.11%
2012(g)	0.5	$24.64	$25.99 to $26.05	$12	14.38%	0.47% to 0.78%	2.94% to 5.49%

TIAA-CREF Lifecycle 2060 Fund Sub-Account
2016(k)	6	$21.35	$25.35 to $25.63	$160	5.05%	0.16% to 0.75%	2.15% to 16.11%

TIAA-CREF Mid-Cap Growth Fund Sub-Account
2016	3,149	$44.57 to $47.08	$45.11 to $47.95	$147,037	0.52%	0.10% to 0.75%	1.19% to 1.85%
2015	3,301	$45.19 to $47.43	$44.57 to $47.08	$151,739	0.20%	0.10% to 0.75%	(1.37)% to (0.73)%
2014	3,290	$42.27 to $44.07	$45.19 to $47.43	$152,849	0.46%	0.10% to 0.75%	6.93% to 7.63%
2013	3,457	$31.13 to $32.25	$42.27 to $44.07	$149,842	0.29%	0.10% to 0.75%	35.76% to 36.65%
2012	2,959	$26.59 to $27.37	$31.13 to $32.25	$94,181	0.81%	0.10% to 0.75%	17.08% to 17.84%

TIAA-CREF Mid-Cap Value Fund Sub-Account
2016	11,674	$38.63 to $40.80	$45.01 to $47.85	$544,845	1.89%	0.10% to 0.75%	16.53% to 17.29%
2015	11,428	$41.12 to $43.15	$38.63 to $40.80	$456,173	1.39%	0.10% to 0.75%	(6.06)% to (5.44)%
2014	11,460	$36.71 to $38.28	$41.12 to $43.15	$485,953	1.47%	0.10% to 0.75%	12.00% to 12.73%
2013	10,547	$27.90 to $28.90	$36.71 to $38.28	$397,882	1.42%	0.10% to 0.75%	31.56% to 32.42%
2012	9,067	$24.11 to $24.81	$27.90 to $28.90	$259,133	1.90%	0.10% to 0.75%	15.73% to 16.49%

TIAA-CREF Money Market Fund Sub-Account
2016	641	$25.36 to $26.79	$25.25 to $26.84	$16,984	0.29%	0.10% to 0.75%	(0.46)% to 0.19%
2015	276	$25.55 to $26.81	$25.36 to $26.79	$7,218	0.03%	0.10% to 0.75%	(0.72)% to (0.08)%
2014	225	$25.74 to $26.84	$25.55 to $26.81	$5,891	0.00%	0.10% to 0.75%	(0.75)% to (0.10)%
2013	263	$25.93 to $26.86	$25.74 to $26.84	$6,913	0.02%	0.10% to 0.75%	(0.73)% to (0.08)%
2012	151	$26.12 to $26.88	$25.93 to $26.86	$3,927	0.04%	0.09% to 0.75%	(0.71)% to (0.06)%

TIAA-CREF Real Estate Securities Fund Sub-Account
2016	5,708	$31.21 to $32.97	$32.33 to $34.38	$188,652	2.67%	0.10% to 0.75%	3.60% to 4.27%
2015	4,223	$30.06 to $31.54	$31.21 to $32.97	$134,045	2.00%	0.10% to 0.75%	3.83% to 4.51%
2014	3,426	$23.63 to $24.64	$30.06 to $31.54	$104,232	1.93%	0.10% to 0.75%	27.18% to 28.01%
2013	2,277	$23.41 to $24.25	$23.63 to $24.64	$54,167	1.96%	0.10% to 0.75%	0.95% to 1.61%
2012	1,803	$19.73 to $20.31	$23.41 to $24.25	$42,444	1.80%	0.10% to 0.75%	18.65% to 19.43%

TIAA-CREF S&P 500 Index Fund Sub-Account
2016	5,261	$39.96 to $42.30	$44.37 to $47.28	$248,345	2.29%	0.10% to 0.75%	11.03% to 11.76%
2015	4,033	$39.72 to $41.78	$39.96 to $42.30	$170,368	2.13%	0.10% to 0.75%	0.60% to 1.25%
2014	3,432	$35.23 to $36.81	$39.72 to $41.78	$143,212	2.19%	0.10% to 0.75%	12.76% to 13.49%
2013	2,491	$26.84 to $27.87	$35.23 to $36.81	$91,621	2.12%	0.10% to 0.75%	31.26% to 32.11%
2012	1,817	$23.32 to $24.06	$26.84 to $27.87	$50,596	3.06%	0.10% to 0.75%	15.07% to 15.82%

TIAA-CREF Short-Term Bond Fund Sub-Account
2016	888	$26.01 to $32.13	$26.35 to $32.77	$28,806	1.84%	0.10% to 0.75%	1.31% to 1.97%
2015	682	$25.96 to $31.86	$26.01 to $32.13	$21,664	1.55%	0.10% to 0.75%	0.21% to 0.86%
2014	541	$25.89 to $31.57	$25.96 to $31.86	$17,051	1.30%	0.10% to 0.75%	0.25% to 0.91%
2013	400	$26.00 to $31.49	$25.89 to $31.57	$12,521	1.40%	0.10% to 0.75%	(0.40)% to 0.25%
2012	358	$25.25 to $30.39	$26.00 to $31.49	$11,226	1.75%	0.10% to 0.73%	2.96% to 3.63%

B-34	Statement of Additional Information ∎ TIAA Separate Account VA-3

continued

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

TIAA-CREF Small-Cap Blend Index Fund Sub-Account
2016	7,326	$37.90 to $40.03	$45.73 to $48.62	$349,445	1.88%	0.10% to 0.75%	20.67% to 21.45%
2015	6,770	$39.83 to $41.80	$37.90 to $40.03	$265,985	1.67%	0.10% to 0.75%	(4.86)% to (4.24)%
2014	6,014	$38.17 to $39.79	$39.83 to $41.80	$247,317	1.67%	0.10% to 0.75%	4.37% to 5.05%
2013	5,637	$27.67 to $28.66	$38.17 to $39.79	$221,083	1.83%	0.10% to 0.75%	37.94% to 38.84%
2012	3,445	$23.91 to $24.60	$27.67 to $28.66	$97,469	2.46%	0.10% to 0.75%	15.74% to 16.50%

TIAA-CREF Small-Cap Equity Fund Sub-Account
2016	5,862	$38.51 to $40.67	$45.85 to $48.75	$277,713	1.13%	0.10% to 0.75%	19.08% to 19.85%
2015	4,913	$38.74 to $40.66	$38.51 to $40.67	$195,156	0.76%	0.10% to 0.75%	(0.61)% to 0.04%
2014	4,556	$36.51 to $38.06	$38.74 to $40.66	$181,608	0.80%	0.10% to 0.75%	6.12% to 6.81%
2013	3,859	$26.27 to $27.22	$36.51 to $38.06	$144,512	0.98%	0.10% to 0.75%	38.95% to 39.85%
2012	3,401	$23.21 to $23.88	$26.27 to $27.22	$91,349	1.30%	0.10% to 0.75%	13.21% to 13.95%

TIAA-CREF Social Choice Equity Fund Sub-Account
2016	1,426	$38.65 to $40.82	$43.54 to $46.29	$63,117	2.58%	0.10% to 0.75%	12.66% to 13.39%
2015	1,288	$39.89 to $41.86	$38.65 to $40.82	$50,531	1.81%	0.10% to 0.75%	(3.12)% to (2.49)%
2014	1,275	$36.13 to $37.67	$39.89 to $41.86	$51,546	1.49%	0.10% to 0.75%	10.42% to 11.14%
2013	1,192	$27.10 to $28.07	$36.13 to $37.67	$43,567	1.79%	0.10% to 0.75%	33.32% to 34.19%
2012	807	$23.94 to $24.64	$27.10 to $28.07	$22,133	2.18%	0.10% to 0.75%	13.19% to 13.93%

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2016	6,049	$30.43 to $32.33	$30.51 to $32.62	$197,219	1.59%	0.10% to 0.75%	0.25% to 0.90%
2015	5,960	$30.82 to $32.53	$30.43 to $32.33	$192,605	3.37%	0.10% to 0.75%	(1.28)% to (0.63)%
2014	4,993	$31.80 to $33.35	$30.82 to $32.53	$162,395	1.83%	0.10% to 0.75%	(3.08)% to (2.45)%
2013	3,634	$26.58 to $27.70	$31.80 to $33.35	$121,187	1.62%	0.10% to 0.75%	19.64% to 20.41%
2012	2,167	$22.86 to $23.19	$26.58 to $27.70	$60,025	2.30%	0.10% to 0.77%	9.28% to 19.45%

American Funds Washington Mutual Investors (Class R-5) Sub-Account
2016	2,038	$37.11 to $41.02	$41.88 to $46.59	$94,887	2.26%	0.10% to 0.75%	12.84% to 13.57%
2015	1,726	$37.36 to $41.03	$37.11 to $41.02	$70,797	2.21%	0.10% to 0.75%	(0.68)% to (0.03)%
2014	1,941	$33.77 to $36.84	$37.36 to $41.03	$79,606	2.42%	0.10% to 0.75%	10.66% to 11.38%
2013	1,188	$25.72 to $27.88	$33.77 to $36.84	$43,764	2.72%	0.10% to 0.75%	31.28% to 32.13%
2012	998	$24.40 to $24.74	$25.72 to $27.88	$27,837	2.81%	0.10% to 0.76%	2.89% to 12.69%

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2016	2,876	$18.07 to $18.62	$20.10 to $20.85	$59,894	2.07%	0.10% to 0.75%	11.25% to 11.98%
2015	1,873	$21.62 to $22.14	$18.07 to $18.62	$34,852	2.21%	0.10% to 0.75%	(16.44)% to (15.89)%
2014	694	$22.16 to $22.55	$21.62 to $22.14	$15,339	2.41%	0.10% to 0.75%	(2.45)% to (1.81)%
2013	172	$23.05 to $23.30	$22.16 to $22.55	$3,870	2.11%	0.10% to 0.75%	(3.84)% to (3.22)%
2012	143	$19.49 to $19.57	$23.05 to $23.30	$3,338	2.02%	0.10% to 0.75%	18.26% to 19.04%

Dodge & Cox International Stock Fund Sub-Account
2016	1,459	$25.32 to $26.10	$27.21 to $28.23	$41,103	2.23%	0.10% to 0.75%	7.46% to 8.15%
2015	1,600	$28.78 to $29.47	$25.32 to $26.10	$41,691	2.37%	0.10% to 0.75%	(12.02)% to (11.44)%
2014	822	$28.97 to $29.48	$28.78 to $29.47	$24,196	4.06%	0.10% to 0.75%	(0.67)% to (0.02)%
2013	291	$23.11 to $23.36	$28.97 to $29.48	$8,563	2.24%	0.10% to 0.75%	25.37% to 26.19%
2012	181	$19.24 to $19.32	$23.11 to $23.36	$4,227	3.69%	0.10% to 0.75%	20.12% to 20.91%

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2016	1,183	$44.86 to $55.79	$45.80 to $57.32	$67,657	0.22%	0.10% to 0.75%	2.09% to 2.75%
2015	1,479	$41.06 to $50.73	$44.86 to $55.79	$82,404	0.04%	0.10% to 0.75%	9.26% to 9.97%
2014	1,114	$38.05 to $46.71	$41.06 to $50.73	$56,424	0.07%	0.10% to 0.75%	7.91% to 8.61%
2013	952	$26.54 to $32.37	$38.05 to $46.71	$44,369	0.05%	0.10% to 0.75%	43.36% to 44.30%
2012	811	$22.75 to $27.56	$26.54 to $32.37	$26,222	0.42%	0.10% to 0.75%	16.67% to 17.44%

TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-35

Notes to financial statements

TIAA Separate Account VA-3

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(d)	Ratio of expenses to average net assets lowest to highest(b)(c)(e)	Total return lowest to highest(a)(f)

Vanguard Emerging Markets Stock Index Fund (Admiral Shares) Sub-Account
2016		578	$17.92 to $18.47	$19.87 to $20.62	$11,903	2.87%	0.10% to 0.75%	10.90% to 11.62%
2015		272	$21.33 to $21.84	$17.92 to $18.47	$5,014	2.89%	0.10% to 0.75%	(15.98)% to (15.43)%
2014	(h)	227	$21.37 to $21.74	$21.33 to $21.84	$4,953	2.87%	0.10% to 0.75%	(0.17)% to 0.48%
2013		176	$22.66 to $22.91	$21.37 to $21.74	$3,826	2.89%	0.10% to 0.75%	(5.73)% to (5.11)%
2012		99	$19.22 to $19.31	$22.66 to $22.91	$2,261	4.24%	0.10% to 0.76%	17.90% to 18.67%

Vanguard Explorer Fund (Investor Shares) Sub-Account
2016		333	$34.83 to $35.90	$38.83 to $40.29	$13,392	0.38%	0.10% to 0.75%	11.50% to 12.22%
2015		333	$36.68 to $37.57	$34.83 to $35.90	$11,928	0.27%	0.10% to 0.75%	(5.06)% to (4.44)%
2014		338	$35.57 to $36.19	$36.68 to $37.57	$12,664	0.18%	0.10% to 0.75%	3.13% to 3.81%
2013		239	$24.82 to $25.09	$35.57 to $36.19	$8,634	0.05%	0.10% to 0.75%	43.28% to 44.22%
2012		178	$21.77 to $21.86	$24.82 to $25.09	$4,471	0.52%	0.10% to 0.76%	14.03% to 14.77%

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2016		333	$27.56 to $28.41	$27.68 to $28.72	$9,532	1.54%	0.10% to 0.75%	0.43% to 1.08%
2015		167	$27.35 to $28.01	$27.56 to $28.41	$4,732	1.66%	0.10% to 0.75%	0.76% to 1.42%
2014		87	$26.42 to $26.88	$27.35 to $28.01	$2,441	1.68%	0.10% to 0.75%	3.54% to 4.22%
2013		26	$27.46 to $27.76	$26.42 to $26.88	$707	1.46%	0.10% to 0.75%	(3.81)% to (3.18)%
2012		34	$26.95 to $27.07	$27.46 to $27.76	$934	2.18%	0.10% to 0.75%	1.90% to 2.57%

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2016		3,381	$37.21 to $38.36	$42.97 to $44.58	$150,674	1.88%	0.10% to 0.75%	15.47% to 16.22%
2015		3,355	$38.98 to $39.92	$37.21 to $38.36	$128,657	1.60%	0.10% to 0.75%	(4.52)% to (3.90)%
2014		2,911	$36.92 to $37.57	$38.98 to $39.92	$116,172	1.87%	0.10% to 0.75%	5.56% to 6.25%
2013		1,566	$26.19 to $26.47	$36.92 to $37.57	$58,815	1.99%	0.10% to 0.76%	40.98% to 41.90%
2012		204	$22.90 to $22.99	$26.19 to $26.47	$5,415	15.58%	0.10% to 0.75%	14.38% to 15.13%

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2016		3,406	$36.21 to $37.32	$44.79 to $46.47	$158,171	2.06%	0.10% to 0.75%	23.72% to 24.52%
2015		2,266	$38.31 to $39.23	$36.21 to $37.32	$84,509	2.25%	0.10% to 0.75%	(5.49)% to (4.87)%
2014		817	$34.96 to $35.58	$38.31 to $39.23	$32,024	3.17%	0.10% to 0.75%	9.57% to 10.28%
2013		287	$25.82 to $26.11	$34.96 to $35.58	$10,194	2.36%	0.10% to 0.75%	35.39% to 36.27%
2012		186	$21.95 to $22.04	$25.82 to $26.11	$4,850	4.25%	0.10% to 0.75%	17.68% to 18.45%

Vanguard Wellington Fund (Investor Shares) Sub-Account
2016		4,390	$34.64 to $35.71	$38.17 to $39.60	$173,629	2.73%	0.10% to 0.75%	10.19% to 10.90%
2015		3,211	$34.88 to $35.72	$34.64 to $35.71	$114,530	2.80%	0.10% to 0.75%	(0.69)% to (0.04)%
2014		1,522	$32.00 to $32.56	$34.88 to $35.72	$54,282	2.71%	0.10% to 0.75%	9.00% to 9.71%
2013		897	$26.94 to $27.24	$32.00 to $32.56	$29,170	2.76%	0.10% to 0.75%	18.77% to 19.54%
2012		500	$24.11 to $24.22	$26.94 to $27.24	$13,619	4.22%	0.10% to 0.76%	11.73% to 12.46%

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2016		2,540	$29.34 to $40.43	$30.52 to $42.33	$106,781	3.72%	0.10% to 0.75%	4.02% to 4.69%
2015		1,781	$29.18 to $39.94	$29.34 to $40.43	$71,618	3.14%	0.10% to 0.75%	0.57% to 1.22%
2014		1,411	$27.30 to $37.13	$29.18 to $39.94	$56,105	3.46%	0.10% to 0.75%	6.89% to 7.59%
2013		1,259	$27.80 to $37.56	$27.30 to $37.13	$46,539	3.12%	0.10% to 0.75%	(1.80)% to (1.16)%
2012		1,239	$25.83 to $34.68	$27.80 to $37.56	$46,462	3.18%	0.10% to 0.75%	7.63% to 8.33%

(a)	Not annualized for periods less than one year.
(b)	Does not include expenses of underlying funds.
(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(d)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(e)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

B-36	Statement of Additional Information ∎ TIAA Separate Account VA-3

concluded

(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners’ total returns may not be within the ranges presented.
(g)	Sub-Account commenced operations August 10, 2012.
(h)	Effective October 24, 2014, all shares of the underlying mutual fund converted from the Signal share class to the Admiral share class.
(k)	Sub-Account commenced operations January 22, 2016.

Note 6—subsequent event

Effective January 20, 2017, share classes have changed for the Vanguard Sub-Accounts:

Current Fund/Share Class	New Fund/Share Class

Vanguard Emerging Markets Stock Index Fund (Admiral Shares)

Vanguard Explorer Fund (Investor Shares)

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

Vanguard Small-Cap Value Index Fund (Investor Shares)

Vanguard Wellington Fund (Investor Shares)

Vanguard Emerging Markets Stock Index Fund (Institutional Shares)

Vanguard Explorer Fund (Admiral Shares)

Vanguard Intermediate-Term Treasury Fund (Admiral Shares)

Vanguard Small-Cap Value Index Fund (Institutional Shares)

Vanguard Wellington Fund (Admiral Shares)

TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-37

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2016 and 2015, and the related statutory-basis statements of operations and changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2016.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 20, 2017

B-38	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2016	2015

ADMITTED ASSETS
Bonds	$185,216	$181,247
Preferred stocks	170	195
Common stocks	3,391	3,076
Mortgage loans	21,101	19,046
Real estate	2,230	1,938
Cash, cash equivalents and short-term investments	605	533
Contract loans	1,587	1,591
Derivatives	526	268
Securities lending collateral assets	649	827
Other long-term investments	27,512	25,998
Investment income due and accrued	1,787	1,765
Net deferred federal income tax asset	3,208	3,209
Other assets	703	504
Separate account assets	33,757	29,897
Total admitted assets	$282,442	$270,094

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$201,447	$194,057
Dividends due to policyholders	1,932	1,908
Interest maintenance reserve	1,706	1,927
Federal income taxes payable	22	19
Asset valuation reserve	4,167	3,910
Derivatives	62	42
Payable for collateral for securities loaned	649	827
Other liabilities	3,137	2,786
Separate account liabilities	33,737	29,883
Total liabilities	246,859	235,359

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	4,000	4,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	31,580	30,732
Total capital and contingency reserves	35,583	34,735
Total liabilities, capital and contingency reserves	$282,442	$270,094

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-39

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2016	2015	2014

REVENUES
Insurance and annuity premiums and other considerations	$16,595	$13,659	$12,910
Annuity dividend additions	1,970	1,574	1,783
Net investment income	11,907	11,335	11,253
Other revenue	325	289	251
Total revenues	$30,797	$26,857	$26,197

BENEFITS AND EXPENSES
Policy and contract benefits	$14,385	$14,575	$13,992
Dividends to policyholders	3,813	3,334	3,589
Increase in policy and contract reserves	7,461	3,922	3,927
Net operating expenses	1,620	1,643	1,689
Net transfers to separate accounts	1,851	1,725	1,676
Total benefits and expenses	$29,130	$25,199	$24,873

Income before federal income taxes and net realized capital gains (losses)	$1,667	$1,658	$1,324
Federal income tax expense (benefit)	16	(83)	(37)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(161)	(487)	(377)
Net income	$1,490	$1,254	$984

B-40	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total
Balance, December 31, 2013	$3	$2,000	$28,776	$30,779
Net income	—	—	984	984
Change in net unrealized capital gains on investments	—	—	337	337
Change in asset valuation reserve	—	—	(387)	(387)
Change in net deferred income tax	—	—	(447)	(447)
Change in post-retirement benefit liability	—	—	60	60
Change in non-admitted assets:
Deferred federal income tax asset	—	—	579	579
Other assets	—	—	15	15
Issuance of surplus notes	—	2,000	—	2,000
Balance, December 31, 2014	$3	$4,000	$29,917	$33,920

Net income	—	—	1,254	1,254
Change in net unrealized capital losses on investments	—	—	(1,433)	(1,433)
Change in asset valuation reserve	—	—	1,110	1,110
Change in net deferred income tax	—	—	(160)	(160)
Change in post-retirement benefit liability	—	—	1	1
Change in non-admitted assets:
Deferred federal income tax asset	—	—	147	147
Other assets	—	—	(104)	(104)
Balance, December 31, 2015	$3	$4,000	$30,732	$34,735

Net income	—	—	1,490	1,490
Change in net unrealized capital losses on investments	—	—	(481)	(481)
Change in asset valuation reserve	—	—	(257)	(257)
Change in net deferred income tax	—	—	(272)	(272)
Change in post-retirement benefit liability	—	—	4	4
Change in non-admitted assets:
Deferred federal income tax asset	—	—	271	271
Other assets	—	—	93	93
Balance, December 31, 2016	$3	$4,000	$31,580	$35,583

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-41

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2016	2015	2014

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$16,599	$13,666	$12,914
Net investment income	11,324	10,776	10,742
Miscellaneous income	317	281	249
Total receipts	28,240	24,723	23,905
Policy and contract benefits	14,449	14,211	13,736
Operating expenses	1,560	1,756	1,561
Dividends paid to policyholders	1,819	1,794	1,801
Federal income tax expense (benefit)	15	(108)	(32)
Net transfers to separate accounts	1,814	1,726	1,673
Total disbursements	19,657	19,379	18,739
Net cash from operations	8,583	5,344	5,166

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	25,064	22,145	24,289
Stocks	529	819	207
Mortgage loans and real estate	2,342	2,419	2,434
Other invested assets	2,314	2,624	2,473
Miscellaneous proceeds	622	333	365
Cost of investments acquired:
Bonds	28,844	23,440	23,043
Stocks	1,005	1,167	474
Mortgage loans and real estate	4,593	6,145	4,016
Other invested assets	4,457	4,047	8,665
Miscellaneous applications	191	254	703
Net cash used in investments	(8,219)	(6,713)	(7,133)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	—	—	2,000
Net deposits on deposit-type contracts funds	(7)	20	71
Other cash provided (applied)	(285)	340	76
Net cash from (used in) financing and other	(292)	360	2,147
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	72	(1,009)	180
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	533	1,542	1,362

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$605	$533	$1,542

B-42	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2016	2015	2014
Net income, New York SAP			$1,490	$1,254	$984
New York SAP prescribed practices:
Additional reserves for term conversions	51	Increase in policy and contract reserves	1	—	—
Net income, NAIC SAP			$1,491	$1,254	$984

Capital and contingency reserves, New York SAP			$35,583	$34,735	$33,920
Additional reserves for term conversions	51	Reserves for life and health insurance, annuities and deposit-type contracts	21	20	20
Capital and contingency reserves, NAIC SAP			$35,604	$34,755	$33,940

The Company’s risk based capital as of December 31, 2016 and December 31, 2015 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-43

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

B-44	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Securities are accounted for as of the date the investments are purchased or sold (trade date). Private placement securities are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange Traded Funds identified in the Purposes and Procedures Manual of the NAIC Investment Analysis Office as qualifying for bond treatment are stated at cost.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair value of preferred stocks is determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-45

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity, generally measured at fair value, as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, or asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures or options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a Replication (Synthetic Asset) Transaction (“RSAT”) is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet and carried at amortized cost. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against

B-46	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2016	2015	Change
Net deferred federal income tax asset	$7,030	$7,301	$(271)
Furniture and electronic data processing equipment	583	578	5
Other long-term investments	141	191	(50)
Receivable from parent, subsidiaries and affiliates	28	118	(90)
Other	227	185	42
Total	$8,009	$8,373	$(364)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2016	2015
EDP equipment and computer software	$1,588	$1,324
Furniture and equipment and leasehold improvements	$462	$448

At December 31, the related depreciation expenses are as follows (in millions):

	2016	2015	2014
EDP equipment and computer software	$149	$136	$122
Furniture and equipment and leasehold improvements	$7	$12	$8

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-47

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has securities lending programs whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in December of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2016	2015	2014
Exchange/transfer/conversion/distribution of invested assets	$2,753	$4,302	$2,797
Capitalized interest	310	308	304
Total	$3,063	$4,610	$3,101

B-48	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Application of New Accounting Pronouncements:

In August 2016, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 51—Life Contracts to provide guidance on how to determine the change in valuation basis for Principle-based Reserving (‘PBR”). The revisions identify changes, which will be reflected as a change in valuation basis (e.g., changes in methodology and new CSO mortality tables), and “routine” changes as required by the methodology, which will not be reflected as a change in valuation basis (e.g., annual changes in assumptions required by the methodology). The initial application of PBR is not expected to result in a day one impact to surplus because the Valuation Manual requires a prospective application, or a three year phase-in, for policies issued on or after the January 1, 2017 operative date upon adoption. The Company is still evaluating the new guidance but does not anticipate a material impact on surplus.

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$36,814	$3,107	$(79)	$39,842
All other governments	4,890	388	(59)	5,219
States, territories and possessions	715	70	(11)	774
Political subdivisions of states, territories, and possessions	816	35	(30)	821
Special revenue and special assessment, non-guaranteed agencies and government	16,612	1,034	(157)	17,489
Credit tenant loans	8,215	637	(71)	8,781
Industrial and miscellaneous	115,929	6,187	(1,359)	120,757
Hybrids	432	57	(17)	472
Parent, subsidiaries and affiliates	793	—	(7)	786
Total	$185,216	$11,515	$(1,790)	$194,941

	2015
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:		(in millions)
U.S. governments	$38,816	$3,876	$(63)	$42,629
All other governments	4,815	412	(103)	5,124
States, territories and possessions	715	63	(8)	770
Political subdivisions of states, territories, and possessions	720	32	(19)	733
Special revenue and special assessment, non-guaranteed agencies and government	17,397	1,261	(122)	18,536
Credit tenant loans	7,171	479	(60)	7,590
Industrial and miscellaneous	110,024	5,598	(2,522)	113,100
Hybrids	666	58	(15)	709
Parent, subsidiaries and affiliates	923	—	—	923
Total	$181,247	$11,779	$(2,912)	$190,114

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-49

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
Loan-backed and structured bonds	$11,144	$(333)	$10,811	$2,457	$(137)	$2,320
All other bonds	28,164	(970)	27,194	4,182	(370)	3,812
Total bonds	$39,308	$(1,303)	$38,005	$6,639	$(507)	$6,132
Unaffiliated common stocks	177	(7)	170	118	(21)	97
Preferred stocks	—	—	—	—	—	—
Total bonds and stocks	$39,485	$(1,310)	$38,175	$6,757	$(528)	$6,229

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2015
Loan-backed and structured bonds	$10,961	$(216)	$10,745	$3,320	$(192)	$3,128
All other bonds	33,040	(1,648)	31,392	6,482	(860)	5,622
Total bonds	$44,001	$(1,864)	$42,137	$9,802	$(1,052)	$8,750
Unaffiliated common stocks	297	(17)	280	14	(2)	12
Preferred stocks	10	(1)	9	—	—	—
Total bonds and stocks	$44,308	$(1,882)	$42,426	$9,816	$(1,054)	$8,762

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2016		December 31, 2015
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$2,741	$2,788	$3,642	$3,711
Due after one year through five years	21,217	22,309	18,613	19,544
Due after five years through ten years	42,787	43,657	40,593	40,503
Due after ten years	54,802	58,970	51,039	54,672
Subtotal	121,547	127,724	113,887	118,430
Residential mortgage-backed securities	35,063	37,514	39,379	42,485
Commercial mortgage-backed securities	10,685	10,857	10,669	10,831
Asset-backed securities	17,324	18,258	17,312	18,368
Exchange-traded funds	597	588	—	—
Subtotal	63,669	67,217	67,360	71,684
Total	$185,216	$194,941	$181,247	$190,114

B-50	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2016	2015
Residential mortgage-backed securities	18.9%	21.7%
Manufacturing	11.4	11.2
Public utilities	9.8	9.6
Asset-backed securities	9.4	9.6
U.S. governments	8.6	8.7
Other	7.5	6.7
Finance and financial services	6.6	6.1
Services	6.6	5.4
Commercial mortgage-backed securities	5.8	5.9
Oil and gas	5.0	5.2
Revenue and special obligations	4.8	4.2
Communications	3.0	3.0
All other governments	2.6	2.7
Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in millions):

	2016		2015
NAIC 1 and 2	$168,741	91.1%	$167,506	92.4%
NAIC 3 through 6	16,475	8.9	13,741	7.6
Total	$185,216	100%	$181,247	100%

Sub-prime exposure: The following table presents the carrying value of the sub-prime residential mortgage-backed securities by investment grade as of December 31, (dollars in millions):

	2016		2015
NAIC 1 and 2	$1,918	98.3%	$2,316	97.4%
NAIC 3 through 6	34	1.7	61	2.6
Total	$1,952	100%	$2,377	100%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2016 and 2015, the Company recognized OTTI on loan-back and structured securities of $21 million and $18 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2016	2015
Carrying amount of bonds and stocks denominated in foreign currency	$2,542	$2,175
Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$793	$923

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2016	2015
Commercial loans	$18,003	$16,696
Mezzanine loans	1,741	1,486
Residential loans	1,357	864
Total	$21,101	$19,046

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-51

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The maximum and minimum lending rates for mortgage loans originated or purchased during 2016 and 2015 are as follows:

	2016		2015
Loan Type	Maximum	Minimum	Maximum	Minimum
Commercial loans	6.00%	3.03%	5.65%	3.50%
Mezzanine loans	6.26%	5.85%	5.52%	4.65%
Residential loans	4.63%	3.10%	4.88%	3.50%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2016 and 2015 are as follows:

	Maximum LTV
Loan Type	2016	2015
Commercial loans	69.7%	69.9%
Mezzanine loans	76.2%	65.1%
Residential loans	80.0%	80.0%

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2016 and 2015 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Mortgage loans held for sale are written down to the current fair value of the loan. There are no held for sale mortgage loans as of December 31, 2016 or 2015.

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a commercial mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss. The Company has no residential mortgage loans which are non-performing as of December 31, 2016 or 2015.

The credit quality of commercial mortgage loans held-for-investment at December 31, are as follows (dollars in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios
	> 70%	< 70%	Total	% of Total
2016
Debt service coverage ratios:
Greater than 1.20x	$2,284	$15,795	$18,079	91.3%
Less than 1.20x	699	961	1,660	8.4
Construction	67	—	67	0.3
Total	$3,050	$16,756	$19,806	100.0%

2015
Debt service coverage ratios:
Greater than 1.20x	$1,081	$15,782	$16,863	92.5%
Less than 1.20x	227	1,059	1,286	7.0
Construction	90	—	90	0.5
Total	$1,398	$16,841	$18,239	100.0%

B-52	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans as of December 31, (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2016
Recorded investment
Current	$—	$—	$1,359	$—	$18,058	$1,748	$21,165
30-59 days past due	$—	$—	$1	$—	$—	$—	$1
2015
Recorded investment
Current	$—	$—	$865	$—	$16,748	$1,491	$19,104
30-59 days past due	$—	$—	$2	$—	$—	$—	$2

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2016	2015
	% of Total	% of Total
Office buildings	32.3%	34.3%
Shopping centers	28.1	29.3
Apartments	13.8	12.6
Industrial buildings	13.6	13.9
Residential	6.4	4.5
Other—commercial	5.8	5.4
Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2016		2015
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential
South Atlantic	26.5%	16.1%	23.3%	18.6%
Pacific	17.0	44.3	17.8	32.2
South Central	16.8	6.9	18.5	8.1
Middle Atlantic	16.3	14.1	18.2	20.0
North Central	11.2	3.1	8.4	5.4
New England	6.7	5.7	7.1	6.0
Other	5.5	9.8	6.7	9.7
Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV.

South Central states are AL, AR, KY, LA, MS, OK, TN and TX.

Middle Atlantic states are PA, NJ and NY.

Pacific states are AK, CA, HI, OR and WA.

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI.

New England states are CT, MA, ME, NH, RI and VT.

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-53

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2016	2015
	Carrying Value	Carrying Value
Due in one year or less	$412	$1,191
Due after one year through five years	3,177	2,216
Due after five years through ten years	12,425	9,752
Due after ten years	5,087	5,887
Total	$21,101	$19,046

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There are no mortgage loans with interest more than 180 days past due at December 31, 2016 or 2015.

Mortgage loans of $43 million and $44 million at December 31, 2016 and 2015, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

Note 5—real estate

At December 31, 2016 and 2015, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There are no third party mortgage encumbrances as of December 31, 2016 or 2015.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type
	2016	2015
		% of Total

Industrial buildings	38.3%	42.0%
Office buildings	27.2	29.0
Apartments	18.8	8.0
Mixed-use projects	7.7	13.7
Retail	6.8	6.6
Land under development	1.2	0.7
Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region
	2016	2015
	% of Total	% of Total
Pacific	60.9%	57.5%
South Atlantic	24.5	29.8
Middle Atlantic	7.9	4.9
North Central	4.6	5.4
South Central	2.1	2.4
Total	100.0%	100.0%

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

B-54	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in subsidiary, controlled and affiliated (SCA) entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2016	2015
Net carrying value of the SCA entities
Reported as common stock	$2,080	$1,828
Reported as other long-term investments	20,666	19,111
Total net carrying value	$22,746	$20,939

The following tables provide information on the Company’s significant investment in a non-insurance SCA entity reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investment as of December 31, (in millions):

		2016
SCA Entity		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
ND Properties, Inc.		100%	$772	$772	$—

	2016
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N
ND Properties, Inc.	Sub-2	11/4/2016	$2,150	Y	N

		2015
SCA Entity		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
ND Properties, Inc.		100%	$750	$750	$—

	2015
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N
ND Properties, Inc.	Sub-2	9/2/2015	$1,968	Y	N

The Company held bonds of affiliates at December 31, 2016 and 2015 of $929 million and $954 million, respectively.

As of December 31, 2016 and 2015, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

For the years ended December 31, 2016, 2015 and 2014, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2016 and 2015, the net amount due (to)/from SCA entities was $(255) million and $21 million, respectively. The net amounts are generally settled on a daily basis with the exception of several investment and operating SCA entities which settle on a monthly basis.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-55

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company’s carrying value in downstream non-insurance holding companies is $10,115 million and $9,763 million as of December 31, 2016 and 2015, respectively. Significant holdings as of December 31, are as follows (in millions):

	2016	2015
Subsidiary	Carrying Value	Carrying Value
TIAA Global Asset Management LLC*	$4,632	$4,783
TIAA Global Ag Holdco LLC	916	803
TIAA Super Regional Mall Member Sub LLC	782	647
TIAA Oil and Gas Investments, LLC	645	890
Occator Agricultural Properties, LLC	441	469
T-C Europe, LP	369	162
Infra Alpha LLC	312	226
TIAA Infrastructure Investments, LLC	289	382
TIAA-Stonepeak Investments I, LLC	268	237
T-C HV Member LLC	258	143
T-C Waterford Blue Lagoon LLC	202	192
T-C Lux Fund Holdings LLC	189	—
Other	812	829
Total	$10,115	$9,763

*	TIAA Global Asset Management, LLC (“TGAM”) was formerly known as TIAA Asset Management, LLC.

Note 7—other long-term investments

The components of the Company’s carrying value in other long term investments are (in millions):

	2016	2015
Affiliated other invested assets	$20,666	$19,111
Unaffiliated other invested assets	6,780	6,869
Other long-term assets	66	18
Total other long-term investments	$27,512	$25,998

As of December 31, 2016 and 2015, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2016	2015
Real estate	$5,258	$4,774
Operating subsidiaries and affiliates	4,762	4,951
Agriculture and timber	4,458	3,722
Securities	4,367	3,753
Energy and infrastructure	1,821	1,911
Total affiliated other invested assets	$20,666	$19,111

Of the $4,762 million of operating subsidiaries and affiliates as of December 31, 2016, $4,632 million is attributed to TGAM.

As of December 31, 2016 and 2015, unaffiliated other invested assets consist primarily of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2016	2015	2014
OTTI	$384	$296	$302

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2016	2015
Other long-term investments denominated in foreign currency	$1,765	$1,104

B-56	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2016, is shown below by asset category (in millions):

	2017	In later years	Total Commitments
Bonds	$385	$187	$572
Stocks	69	73	142
Mortgage loans	765	—	765
Other long-term investments	1,563	3,430	4,993
Total	$2,782	$3,690	$6,472

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2016	2015	2014
Bonds	$8,879	$8,823	$9,050
Stocks	146	76	34
Mortgage loans	937	846	787
Real estate	222	236	219
Derivatives	57	17	10
Other long-term investments	2,239	1,753	1,526
Cash, cash equivalents and short-term investments	6	3	2
Total gross investment income	12,486	11,754	11,628
Less investment expenses	(725)	(685)	(557)
Net investment income before amortization of IMR	11,761	11,069	11,071
Plus amortization of IMR	146	266	182
Net investment income	$11,907	$11,335	$11,253

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2016	2015	2014
Bonds	$(204)	$(380)	$78
Stocks	16	(85)	(135)
Mortgage loans	(17)	14	22
Real estate	226	83	(1)
Derivatives	125	324	(19)
Other long-term investments	(358)	(320)	(291)
Cash, cash equivalents and short-term investments	(23)	(36)	(26)
Total before capital gains taxes and transfers to IMR	(235)	(400)	(372)
Transfers to IMR	74	(87)	(5)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(161)	$(487)	$(377)

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-57

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2016	2015	2014
Other-than-temporary impairments:
Bonds	$90	$274	$223
Stocks	46	284	158
Mortgage Loans	2	—	—
Other long-term investments	384	296	302
Total	$522	$854	$683

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2016	2015	2014
Proceeds from sales	$10,436	$6,249	$8,544
Gross gains on sales	$243	$120	$334
Gross losses on sales	$321	$58	$79

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

B-58	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$194,941	$185,216	$588	$190,710	$3,643
Common stock	1,311	1,311	788	—	523
Preferred stock	217	170	31	18	168
Mortgage loans	21,320	21,101	—	—	21,320
Derivatives	552	526	—	516	36
Contract loans	1,587	1,587	—	—	1,587
Separate account assets	33,756	33,757	9,623	4,665	19,468
Cash, cash equivalents & short term investments	605	605	432	35	138
Total	$254,289	$244,273	$11,462	$195,944	$46,883

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,010	$1,010	$—	$—	$1,010
Separate account liabilities	33,737	33,737	—	—	33,737
Derivatives	77	62	—	77	—
Total	$34,824	$34,809	$—	$77	$34,747

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2015 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$190,114	$181,247	$—	$186,381	$3,733
Common stock	1,248	1,248	742	4	502
Preferred stock	212	195	14	92	106
Mortgage loans	19,567	19,046	—	—	19,567
Derivatives	276	268	—	268	8
Contract loans	1,591	1,591	—	—	1,591
Separate account assets	29,896	29,897	7,975	4,600	17,321
Cash, cash equivalents & short term investments	533	533	490	12	31
Total	$243,437	$234,025	$9,221	$191,357	$42,859

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$994	$994	$—	$—	$994
Separate account liabilities	29,883	29,883	—	—	29,883
Derivatives	49	42	—	49	—
Total	$30,926	$30,919	$—	$49	$30,877

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-59

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2016 and 2015. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Separate account liabilities and deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

B-60	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$130	$28	$158
Total bonds	$—	$130	$28	$158
Common stock
Industrial and miscellaneous	$788	$—	$523	$1,311
Total common stocks	$788	$—	$523	$1,311
Derivatives
Interest rate contracts	$—	$4	$—	$4
Foreign exchange contracts	—	453	—	453
Total derivatives	$—	$457	$—	$457
Separate accounts assets	$9,601	$4,054	$19,468	$33,123
Total assets at fair value	$10,389	$4,641	$20,019	$35,049

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$37	$—	$37
Credit default swaps	—	11	—	11
Total liabilities at fair value	$—	$48	$—	$48

	2015
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$23	$33	$56
Total bonds	$—	$23	$33	$56
Common stock
Industrial and miscellaneous	$742	$4	$502	$1,248
Total common stocks	$742	$4	$502	$1,248
Preferred stock	$—	$—	$9	$9
Derivatives
Interest rate contracts	$—	$8	$—	$8
Foreign exchange contracts	—	248	—	248
Total derivatives	$—	$256	$—	$256
Separate accounts assets	$7,957	$4,207	$17,321	$29,485
Total assets at fair value	$8,699	$4,490	$17,865	$31,054

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$15	$—	$15
Credit default swaps	—	14	—	14
Total liabilities at fair value	$—	$29	$—	$29

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2016 and 2015 the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-61

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2016 (in millions):

	Beginning Balance at 1/1/2016	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2016
Bonds	$33	$29	[a]	$(36)[c]	$—	$4	$—	$—	$(2)	28
Common stock	502	4	[b]	—	(2)	18	135	(123)	(11)	523
Preferred stock	9	—		(10)[d]	—	1	—	—	—	—
Separate account assets	17,321	—		—	(2)	572	1,708	(217)	86	19,468
Total	$17,865	$33		$(46)	$(4)	$595	$1,843	$(340)	$73	$20,019

a	The Company transferred bonds into Level 3 that were measured and reported at fair value.
b	The Company transferred common stocks into Level 3 due to the lack of observable market data used in the valuation of these securities.
c	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
d	The Company transferred preferred stocks out of Level 3 that were no longer measured and reported at fair value.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2015 (in millions):

	Beginning Balance at 1/1/2015	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2015
Bonds	$15	$46	[a]	$(43)[d]	$(20)	$28	$8	$—	$(1)	$33
Common stock	527	3	[b]	(113)[e]	(3)	(7)	108	(10)	(3)	502
Preferred stock	—	9	[c]	—	—	—	—	—	—	9
Separate account assets	14,264	—		—	(26)	1,151	2,342	(643)	233	17,321
Total	$14,806	$58		$(156)	$(49)	$1,172	$2,458	$(653)	$229	$17,865

a	The Company transferred bonds into Level 3 that were measured and reported at fair value.
b	The Company transferred common stocks into Level 3 due to the lack of observable market data used in the valuation of these securities.
c	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
d	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
e	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2016 (dollars in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed maturity securities:
RMBS	$2	Discounted cash flow	Discount rate	5.5%–9.3%	6.7%
		Market Comparable	Credit analysis/market comparable	$92.50	$92.50
CMBS	$4	Market Comparable	Credit analysis/market comparable	$91.47	$91.47
Corporate and other bonds	$22	Discounted cash flow	Discount rate	11.8%	11.8%
Equity securities:
Common stock[1]	$523	Market comparable	EBITDA multiple	7.3x–13.3x	10.4x
		Equity method	Book value multiple	1.0x	1.0x

[1]	Included in Level 3 Common Stock is the Company’s holdings in FHLB of NY’s stock as described in Note 20—FHLBNY Membership and Borrowings. As prescribed in the FHLB of NY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLB of NY stock, these securities have been classified as Level 3.

B-62	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate account assets:
Real estate properties and real estate joint ventures	$21,504
Office properties		Income approach—discounted cash flow	Discount rate	5.5%–8.3%	6.5%
			Terminal capitalization rate	4.3%–7.3%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–7.0%	4.7%
Industrial properties		Income approach—discounted cash flow	Discount rate	5.7%–8.7%	6.7%
			Terminal capitalization rate	4.8%–8.0%	5.6%
		Income approach—direct capitalization	Overall capitalization rate	4.0%–7.5%	5.0%
Residential properties		Income approach—discounted cash flow	Discount rate	5.3%–7.3%	6.2%
			Terminal capitalization rate	3.8%–6.0%	4.8%
		Income approach—direct capitalization	Overall capitalization rate	3.3%–5.5%	4.2%
Retail properties		Income approach—discounted cash flow	Discount rate	5.0%–10.4%	6.4%
			Terminal capitalization rate	4.3%–8.5%	5.2%
		Income approach—direct capitalization	Overall capitalization rate	3.9%–8.3%	4.7%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage loans payable	$(2,332)
Office and industrial properties		Discounted cash flow	Loan to value ratio	35.7%–71%	43.4%
			Equivalency rate	3.7%–4.7%	3.9%
		Net present value	Loan to value ratio	35.7%–71%	43.4%
			Weighted average cost of capital risk premium multiple	1.2–1.6	1.3
Residential properties		Discounted cash flow	Loan to value ratio	29.5%–61.2%	41.4%
			Equivalency rate	2.9%–3.6%	3.3%
		Net present value	Loan to value ratio	29.5%–61.2%	41.4%
			Weighted average cost of capital risk premium multiple	1.2–1.5	1.3
Retail properties		Discounted cash flow	Loan to value ratio	18.3%–51.6%	31.3%
			Equivalency rate	2.9%–4%	3.5%
		Net present value	Loan to value ratio	18.3%–51.6%	31.3%
			Weighted average cost of capital risk premium multiple	1.1–1.3	1.2

Separate account real estate assets include the values of the related loan receivable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Loans receivable	$296
Office, retail and storage properties		Discounted cash flow	Loan to value ratio	55.6%–79.2%	75.8%
			Equivalency rate	4.2%–8.3%	6.3%

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-63

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value. With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily net asset value until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (dollars in millions):

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted ( 5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$649	$—	$104	$—	$753	$853	$(100)	$—	$753	0.259%	0.266%
FHLB capital stock	101	—	—	—	101	96	5	—	101	0.035%	0.036%
On deposit with states	18	—	—	—	18	6	12	—	18	0.006%	0.006%
Pledged as collateral not captured in other categories	79	—	—	—	79	14	65	—	79	0.027%	0.028%
Other restricted assets	521	—	46	—	567	231	336	—	567	0.195%	0.201%
Total restricted assets	$1,368	$—	$150	$—	$1,518	$1,200	$318	$—	$1,518	0.522%	0.537%

B-64	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

	2015
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$827	$—	$26	$—	$853	$639	$214	$—	$853	0.306%	0.316%
FHLB capital stock	96	—	—	—	96	—	96	—	96	0.035%	0.036%
On deposit with states	6	—	—	—	6	7	(1)	—	6	0.002%	0.002%
Pledged as collateral not captured in other categories	14	—	—	—	14	30	(16)	—	14	0.005%	0.005%
Other restricted assets	180	—	51	—	231	176	55	—	231	0.083%	0.086%
Total restricted assets	$1,123	$—	$77	$—	$1,200	$852	$348	$—	$1,200	0.431%	0.445%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged. The other restricted assets represents derivative collateral received within the general account and real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (dollars in millions):

	2016
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets
Cash, cash equivalents and short-term investments	$521	$521	0.18%	0.18%
Securities lending collateral assets	649	649	0.22%	0.23%
Total collateral assets	$1,170	$1,170	0.40%	0.41%

	2016
	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral assets	$1,170	0.55%

	2015
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets
Cash, cash equivalents and short-term investments	$180	$180	0.06%	0.07%
Securities lending collateral assets	827	827	0.30%	0.31%
Total collateral assets	$1,007	$1,007	0.36%	0.38%

	2015
	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral assets	$1,007	0.49%

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-65

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with thirteen of the Company’s seventeen derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2016, counterparties pledged the following collateral to the Company, (in millions):

Cash collateral	$521
Securities collateral	$21

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2016, the Company pledged the following collateral or margin to its counterparties, (in millions):

Cash collateral or margin	$24
Securities collateral or margin	$64

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value of all derivative contracts which, as of December 31, 2016, is $552 million.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2016 is $27 million for which the Company posted collateral of $23 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

B-66	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Asset Swaps: The Company enters into an asset swap contract to exchange the cash flows of a fixed interest rate bond with a short duration for the cash flows of a fixed rate bond with a longer duration, or vice versa. The Company may also exchange the cash flows of a fixed interest rate bond for the cash flows of a variable rate bond, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held as stand-alone derivatives or in an RSAT position. Asset swaps held as stand-alone derivatives are carried and reported at fair value. Asset swaps used in replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Total Return Swaps: The Company enters into a total return swap contract to exchange a cash flow based on a fixed or variable rate in return for the total economic exposure of an underlying asset, which includes cash flows, credit risk and market risk, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held as stand-alone derivatives or in an RSAT position. Total return swaps held as stand-alone derivatives are carried and reported at fair value. Total return swaps used in replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

The table below illustrates the effect of unrealized and realized gains and losses from derivative instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	December 31, 2016		December 31, 2015
Qualifying hedge relationships	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)
Foreign currency swap contract	$(1)	$(1)	$45	$(1)
Non-qualifying hedge relationships
Foreign currency swaps	113	52	162	86
Foreign currency forwards	70	74	(77)	233
Interest rate contracts	(4)	—	(9)	4
Purchased credit default swaps	4	—	6	—
Total non-qualifying hedge relationships	$183	$126	$82	$323
Derivatives used for other than hedging purposes	—	—	—	2
Total derivatives	$182	$125	$127	$324

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-67

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. Index positions represent replications where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. The Company writes contracts on the Dow Jones North American Investment Grade Index Series 26 and 27 (DJ.NA.IG.26 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should there be a default on any reference entity in the index. The Company writes contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 9 (DJ.NA.IG.9), whereby the Company is obligated to perform should the default rates of each index exceed 60%. The Company also writes contracts on the “Senior” (7% to 15%) tranche of the Dow Jones North American Investment Grade Index Series 25 and 27 (DJ.NA.IG.25 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2016			December 31, 2015
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity
RSAT NAIC Designation
1 Highest quality	Single name credit default swaps	$5	$—	2	$5	$—	3
	Credit default swaps on indices	5,957	67	4	2,568	8	2
	Subtotal	5,962	67	4	2,573	8	2
2 High quality	Single name credit default swaps	25	—	2	80	(1)	2
	Credit default swaps on indices	450	8	4	—	—	—
	Subtotal	475	8	4	80	(1)	2
3 Medium quality	Single name credit default swaps	40	6	4	30	6	6
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	40	6	4	30	6	6
Total		$6,477	$81	4	$2,683	$13	2

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than hedging Purposes. The fair value of derivative assets and liabilities appear in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves (in millions):

		Summary of Derivative Positions
		December 31, 2016			December 31, 2015
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	$70	$13	$15	$161	$11	$6
	Liabilities	168	(14)	(30)	84	(11)	(19)
Total qualifying hedge relationships		$238	$(1)	$(15)	$245	$— *	$(13)
Non-qualifying hedge relationships
Interest rate contracts	Assets	$109	$4	$4	$173	$8	$8
	Liabilities	—	—	—	—	—	—
Foreign currency swaps	Assets	3,193	363	363	2,710	227	227
	Liabilities	810	(36)	(36)	187	(14)	(14)

B-68	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

		Summary of Derivative Positions
		December 31, 2016			December 31, 2015
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency forwards	Assets	$2,405	$91	$91	$831	$22	$22
	Liabilities	68	—	0	95	(2)	(2)
Purchased credit default swaps	Assets	0	—	—	10	—	—
	Liabilities	667	(11)	(11)	638	(14)	(14)
Total non-qualifying hedge relationships		$7,252	$411	$411	$4,644	$227	$227
Derivatives used for other-than-hedging purposes
Written credit default swaps	Assets	$6,437	$55	$80	$2,598	$—	$14
	Liabilities	40	(1)	—	85	(1)	(1)
Asset swaps and total return swaps	Assets	35	—	—	—	—	—
	Liabilities	—	—	—	—	—	—
Total derivatives used for other-than- hedging purposes		$6,512	$54	$80	$2,683	$(1)	$13
Total derivatives		$14,002	$464	$476	$7,572	$226	$227

*	Total less than $1 million

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-69

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2016	2015
TIAA Real Estate Separate Account	$24,608	$22,563
TIAA Separate Account VA-1	963	953
TIAA Separate Account VA-3	7,551	5,969
TIAA Stable Value	635	412
Total	$33,757	$29,897

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the Real Estate Separate Account cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2016
	Non-indexed Guarantee less than/equal to 4%		Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$280		$—	$4,491	$4,771
Reserves
For accounts with assets at:
Fair value	$—		$—	$32,811	$32,811
Amortized cost	614		—	—	614
Total reserves	$614		$—	$32,811	$33,425

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less	$614	*	$—	$—	$614	*
At fair value	—		—	32,811	32,811
Total reserves	$614		$—	$32,811	$33,425

*	Withdrawable at book value without adjustment or charge.

	2015
	Non-indexed Guarantee less than/equal to 4%		Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$156		$—	$4,102	$4,258
Reserves
For accounts with assets at:
Fair value	$—		$—	$29,258	$29,258
Amortized cost	394		—	—	394
Total reserves	$394		$—	$29,258	$29,652

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less	$394	*	$—	$—	$394	*
At fair value	—		—	29,258	29,258
Total reserves	$394		$—	$29,258	$29,652

*	Withdrawable at book value without adjustment or charge.

B-70	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

	2014
	Non-indexed Guarantee less than/equal to 4%		Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$129		$—	$3,562	$3,691
Reserves
For accounts with assets at:
Fair value	$—		$—	$26,065	$26,065
Amortized cost	302		—	—	302
Total reserves	$302		$—	$26,065	$26,367

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less	$302	*	$—	$—	$302	*
At fair value	—		—	26,065	26,065
Total reserves	$302		$—	$26,065	$26,367

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2016	2015	2014
Transfers reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$5,092	$4,539	$3,944
Transfers from Separate Accounts	(3,241)	(2,814)	(2,268)
Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,851	$1,725	$1,676

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	12/31/2016	12/31/2015
Additional Reserves for:
Deferred and payout annuity contracts issued after 2000	$4,115	$4,109

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-71

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. As of December 31, 2016 and 2015, the Company had $405 million and $460 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (dollars in millions):

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$32,811	$32,811	14.0%
At book value without adjustment (minimal or no charge or adjustment)	53,544	614	—	54,158	23.2%
Not subject to discretionary withdrawal	146,757	—	—	146,757	62.8%
Total (gross)	$200,301	$614	$32,811	$233,726	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$200,301	$614	$32,811	$233,726

	2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$29,258	$29,258	13.2%
At book value without adjustment (minimal or no charge or adjustment)	49,721	394	—	50,115	22.5%
Not subject to discretionary withdrawal	143,104	—	—	143,104	64.3%
Total (gross)	$192,825	$394	$29,258	$222,477	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$192,825	$394	$29,258	$222,477

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and administrative services to the TIAA-CREF Trust Company FSB and VA-1. The Company allocated expenses of $2,080 million , $2,083 million and $1,990 million to its various subsidiaries and affiliates for the years ended December 31, 2016, 2015 and 2014, respectively.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the

B-72	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

equivalent allocated expenses, which amounted to approximately $860 million, $971 million, and $981 million for the years ended December 31, 2016, 2015 and 2014, respectively, are not included in the statement of operations and have no effect on the Company’s operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established annually and adjusted periodically. The daily fee is based on an estimate of the at-cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2016 or December 31, 2015.

Components of the net deferred tax asset/(liability) are as follows (in millions):

(1)	12/31/2016			12/31/2015			Change
	(1) Ordinary	(2) Capital	(3) (Col. 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col. 4+5) Total	(7) (Col. 1–4) Ordinary	(8) (Col. 2–5) Capital	(9) (Col. 7+8) Total
a) Gross Deferred Tax Assets	$10,734	$621	$11,355	$11,051	$651	$11,702	$(317)	$(30)	$(347)
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a–b)	10,734	621	11,355	11,051	651	11,702	(317)	(30)	(347)
d) Deferred Tax Assets Non-admitted	7,030	—	7,030	7,301	—	7,301	(271)	—	(271)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,704	621	4,325	3,750	651	4,401	(46)	(30)	(76)
f) Deferred Tax Liabilities	135	982	1,117	200	992	1,192	(65)	(10)	(75)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$3,569	$(361)	$3,208	$3,550	$(341)	$3,209	$19	$(20)	$(1)

(2)	12/31/2016			12/31/2015			Change
	(1) Ordinary	(2) Capital	(3) (Col. 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col. 4+5) Total	(7) (Col. 1–4) Ordinary	(8) (Col. 2–5) Capital	(9) (Col. 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below.)	$3,101	$107	$3,208	$3,122	$87	$3,209	$(21)	$20	$(1)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	$3,101	$107	$3,208	$3,122	$87	$3,209	$(21)	$20	$(1)
2. Adjusted Gross DTA Allowed per Limitation Threshold	xxx	xxx	$4,851	xxx	xxx	$4,723	xxx	xxx	$128
c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	$603	$514	$1,117	$628	$564	$1,192	$(25)	$(50)	$(75)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,704	$621	$4,325	$3,750	$651	$4,401	$(46)	$(30)	$(76)

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-73

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2016	2015
Ratio percentage used to determine recovery period and threshold limitation amount	990%	1,021%
Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$32,343	$31,485

	12/31/2016		12/31/2015		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col. 1–3) Ordinary	(6) (Col. 2–4) Capital
Impact of Tax Planning Strategies: (dollars in millions)
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted Gross DTAs Amount From Above	$10,734	$621	$11,051	$651	$(317)	$(30)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	3.60%	—%	(3.60)%	—%
Net Admitted Adjusted Gross DTAs Amount From Above	$3,704	$621	$3,750	$651	$(46)	$(30)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	9.70%	—%	10.60%	—%	(0.90)%	—%

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2016	12/31/2015	12/31/2014
1. Current Income Tax:
a) Federal income tax expense (benefit)	$(484)	$(603)	$(478)
b) Foreign taxes	—	—	—
c) Subtotal	$(484)	$(603)	$(478)
d) Federal income taxes expense on net capital gains	1,089	405	378
e) Generation/(utilization) of loss carry-forwards	(605)	198	100
f) Intercompany tax sharing expense/(benefit)	17	(83)	(37)
g) Other	(1)	—	—
h) Federal and foreign income taxes incurred	$16	$(83)	$(37)

	12/31/2016	12/31/2015	Change
2. Deferred Tax Assets:
(a) Ordinary:
1) Policyholder reserves	$248	$280	$(32)
2) Investments	1,564	1,091	473
3) Deferred acquisition costs	24	25	(1)
4) Policyholder dividends accrual	675	667	8
5) Fixed assets	387	326	61
6) Compensation and benefits accrual	253	217	36
7) Receivables – non-admitted	104	51	53
8) Net operating loss carry-forward	1,349	1,841	(492)
9) Tax credit carry-forward	42	77	(35)
10) Other (including items < 5% of total ordinary tax assets)	599	635	(36)
11) Intangible assets – business in force and software	5,489	5,841	(352)
Subtotal	$10,734	$11,051	$(317)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Non-admitted	7,030	7,301	(271)
(d) Admitted ordinary deferred tax assets (2a-2b-2c)	$3,704	$3,750	$(46)

(e) Capital:
1) Investments	$621	$588	$33
2) Real estate	—	63	(63)
Subtotal	$621	$651	$(30)

B-74	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

	12/31/2016	12/31/2015	Change
(f) Statutory valuation allowance adjustment	—	—	—
(g) Non-admitted	—	—	—
(h) Admitted capital deferred tax assets(2e-2f-2g)	621	651	(30)
(i) Admitted deferred tax assets(2d+2h)	$4,325	$4,401	$(76)

	12/31/2016	12/31/2015	Change
3. Deferred Tax Liabilities:
(a) Ordinary:
1) Investments	$129	$200	$(71)
2) Other (including items < 5% of total ordinary tax liabilities)	6	—	6
Subtotal	$135	$200	$(65)
(b) Capital:
1) Investments	982	992	(10)
Subtotal	$982	$992	$(10)
(c) Deferred tax liabilities (3a+3b)	$1,117	$1,192	$(75)

4. Net Deferred Tax:
Assets/Liabilities (2i–3c)	$3,208	$3,209	$(1)

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2016 are as follows (dollars in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$1,431	$501	35.00%
Dividends received deduction	(133)	(46)	(3.21)%
Amortization of interest maintenance reserve	(146)	(51)	(3.56)%
Statutory impairment of affiliated common stock	48	17	1.19%
Other permanent differences	15	5	0.34%
Prior year true-ups	(159)	(56)	(3.92)%
Current year deferred only adjustments	10	4	0.27%
Total statutory income taxes	$1,066	$374	26.11%

Federal and foreign income tax incurred (benefit) expense		$16	1.11%
Change in net deferred income tax charge (benefit)		271	18.93%
Tax effect of unrealized capital (loss) gain		87	6.07%
Total statutory income taxes		$374	26.11%

At December 31, 2016, the Company has net operating loss carry forwards expiring through the year 2030 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2008	$741	2023
2012	2,028	2027
2014	368	2029
2015	717	2030
Total	$3,854

At December 31, 2016, the Company has no capital loss carry forwards.

At December 31, 2016, the Company has foreign tax credits of $32 million generated during the years 2011 to 2015 and expiring between 2021 and 2025.

At December 31, 2016, the Company has general business credits of $29 million generated during the years 2004 to 2015 and expiring between 2024 to 2035.

The Company did not incur federal income taxes expense for 2016 or preceding years that would be available for recoupment in the event of future net losses.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-75

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) Covariance Capital Management, Inc.

3) GreenWood Resources, Inc.

4) JWL Properties, Inc.

5) MyVest Advisors Corporation

6) MyVest Corporation

7) ND Properties, Inc.

8) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

9) Nuveen Holdings, Inc.*

10) Nuveen Holdings I, Inc. *

11) Nuveen Investments, Inc.*

12) Nuveen Investments Advisers Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holdings, Inc.

17) T-C SP, Inc.

18) T-Investment Properties Corp.

19) TCT Holdings, Inc.

20) Teachers Advisors, Inc.

21) Teachers Personal Investors Service, Inc.

22) Terra Land Company

23) TIAA-CREF Life Insurance Company

24) TIAA Asset Management Finance Company, LLC*

25) TIAA Board of Overseers

26) TIAA-CREF Tuition Financing, Inc.

27) TIAA-CREF Trust Company, FSB

28) Westchester Group Asset Management, Inc.

29) Westchester Group Farm Management, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Investment Management Holding Company, Inc.

32) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

Amounts receivable from/(payable to) the Company’s subsidiaries for federal income taxes are ($22) million and ($19) million at December 31, 2016 and 2015, respectively.

TIAA has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R, with the modifications provided in SSAP No. 101, and there is no reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2010 through 2016 are open to examination by the IRS.

B-76	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $55 million, $53 million and $47 million for the years ended December 31, 2016, 2015 and 2014, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2016	2015	2014
Benefit obligation	$42	$44	$47
Net period benefit cost	$2	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2016	2015	2014
Benefit obligation	$94	$104	$105
Net period benefit cost	$2	$4	$15

Note 18—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2016	2015	2014
Direct premiums	$16,608	$13,673	$12,925
Ceded premiums	(14)	(14)	(15)
Net premiums	$16,594	$13,659	$12,910

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Note 19—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

As of December 31, 2016 and 2015, the Company had no outstanding repurchase agreements.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-77

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2016, the estimated fair value of the Company’s securities on loan under the program was $634 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2016, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $649 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2016.

Of the cash collateral from the program, $394 million is held as cash as of December 31, 2016, with the remaining $255 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$394	$394
30 Days or less	255	255
Total collateral reinvested	$649	$649

As of December 31, 2015 the estimated fair value of the Company’s securities on loan under the program was $808 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2015, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $827 million in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2015.

Of the cash collateral received from the program, $357 million was held as cash as of December 31, 2015, with the remaining $470 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$357	$357
30 Days or less	470	470
Total collateral reinvested	$827	$827

Note 20—federal home loan bank of new york membership and borrowings

The Company is a member of the Federal Home Loan Bank of New York (FHLBNY). Through its membership, the Company has the ability to conduct business activity (Advances) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources, and can also be a source of contingent liquidity to meet other requirements. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $14,122 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, 2016 (in millions):

	2016			2015
	Total	General Account	Separate Account	Total	General Account	Separate Account
Membership stock—class A	$—	$—	$—	$—	$—	$—
Membership stock—class B	101	101	—	96	96	—
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Total	$101	$101	$—	$96	$96	$—

B-78	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

Membership stock at December 31, 2016 and 2015, is not eligible for redemption.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, 2016 (in millions):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
General Account	$627	$521	$575
Separate Account	—	—	—
Total	$627	$521	$575

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, 2016 (in millions):

	Total	General Account	Separate Account
Debt	$575	$575	$—
Funding Agreements	—	—	—
Other	—	—	—
Total	$575	$575	$—

The Company did not conduct borrowings from the FHLBNY for the year-ended December 31, 2015. Therefore, no collateral was pledged by the Company to the FHLBNY at any point during that year.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2016	2015
Change in net unrealized capital gains (losses)	$(481)	$(1,433)
Change in asset valuation reserve	(257)	1,110
Change in net deferred income tax	(272)	(160)
Change in non-admitted assets	364	43
Change in post-retirement benefit liability	4	1

As of December 31, 2016 and 2015, the portion of contingency reserves represented by cumulative net unrealized gains was $1,787 million and $2,268 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2016 (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Principal and/or Interest Paid Inception to Date	Date of Maturity
12/16/2009	6.850%	$2,000	$2,000	$137	$959	12/16/2039
09/15/2014	4.900%	$1,650	$1,650	$81	$161	09/15/2044
09/15/2014	4.375%	$350	$350	$15	$30	09/15/2054

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-79

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2016, the Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2016, the capital and surplus of TIAA-CREF Life Insurance Company was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2016.

The Company has also agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, TIAA Asset Management Finance Company, LLC, the Acquirer and an indirectly owned subsidiary of TIAA, recorded purchase related liabilities at a fair value of $308 million which could be payable according to facts and circumstances in 2017. As of December 31, 2016, the purchase related liabilities had a fair value of $342 million. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by TIAA Asset Management Finance Company, LLC.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 10, 2017. As of December 31, 2016, $30 million of this facility was maintained on a committed basis. During the period ending December 31, 2016, seventy-one draw-downs which totaled $172 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2016.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen Investments, Inc. This line has an expiration date of December 31, 2017. During the period ending December 31, 2016, there were no draw-downs made under this line of credit arrangement. This line was assigned to TIAA Global Asset Management, LLC effective January 1, 2017.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,500 million committed credit facility maintained with a group of banks.

B-80	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

continued

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with TIAA-CREF Trust Company, FSB. This line has an expiration date of September 13, 2017. During the period ending December 31, 2016, there was one draw-down made under this line of credit arrangement in the amount of $20 million, of which none was outstanding as of December 31, 2016.

The Company also provides a $23 million committed line of credit to TIAA Charitable Inc. This line has an expiration date of June 28, 2047. As of December 31, 2016, $23 million of this facility was maintained on a committed basis. During the period ending December 31, 2016, there were $4 million in draw-downs, which increased the total outstanding draw-downs made under this line of credit arrangement to $10 million.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2016, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 20, 2017, the date the financial statements were available to be issued.

On August 8, 2016, the Company announced an agreement to acquire EverBank Financial Corp. (“EFC”), a consumer and commercial bank based in Florida with $27.4 billion in total assets. EFC offers a wide range of saving and lending products to consumers and businesses nationwide. This acquisition significantly expands TIAA’s investment in the banking and lending market and complements the company’s full suite of retirement, investment and advisory services available to help customers achieve financial well-being.

TIAA Access: TIAA Separate Account VA-3 ∎ Statement of Additional Information	B-81

Notes to statutory–basis financial statements	concluded

Teachers Insurance and Annuity Association of America

EFC’s common stockholders voted to approve the acquisition at a special meeting on November 9, 2016, and the Company received regulatory approval from the Office of the Comptroller of the Currency on March 13, 2017. The transaction remains subject to pending regulatory approval by the Board of Governors of the Federal Reserve System and is expected to close in the first half of 2017. Under the terms of the agreement, EFC stockholders will receive $19.50 per share in cash, with total EFC common and preferred stockholders’ payments of approximately $2.7 billion. A portion of the acquisition price may be financed by the issuance of surplus notes.

In accordance with statutory accounting principles, the transaction will be recorded as an admitted asset upon the closing of the acquisition.

B-82	Statement of Additional Information ∎ TIAA Access: TIAA Separate Account VA-3

730 Third Avenue

New York, NY 10017-3206

A11267 (5/17)

Part C — OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial statements

Part A: None

Part B: Includes all required financial statements of TIAA Separate Account VA-3 and Teachers Insurance and Annuity Association of America

(b)	Exhibits:

(1)(a)	Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed September 29, 2006.)

(b)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(c)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(2)	None

(3)	Form of Distribution Agreement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

(4)	(A)	RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(A.1)	Amended and Restated RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(B)	SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(B.1)	Amended and Restated SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(C)	GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(C.1)	Amended and Restated GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(D)	GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(D.1)	Amended and Restated GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E)	GA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E.1)	Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(E.2)	Endorsement to Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(E.3)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(F)	RC Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(G)	RCP Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(H)	Minimum Distribution Annuity Contract Endorsement – Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(I)	Minimum Distribution Annuity Contract Endorsement – Non-Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(J)	Separate Account One-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(K)	Separate Account Two-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(L)	Separate Account Fixed-Period Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(M)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(N)	Endorsement to TIAA Group Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(O)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(P)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(Q)	Endorsement to TIAA Immediate Annuity Contract Applicable to Minimum Distribution Annuity and Installment Refund Contracts (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(R)	Endorsement to TIAA Immediate Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(S)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(T)	Endorsement to TIAA Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(U)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(V)	Endorsements to TIAA Deferred Annuity Contract – Minimum Distribution Annuity Election (Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2014.)

(W)	Supplement to TIAA Retirement Choice Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(X)	Supplement to TIAA Retirement Choice Annuity Plus Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(Y)	Supplement to TIAA Retirement Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(Z)	Supplement to TIAA Supplemental Retirement Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(A1)	Supplement to TIAA Group Retirement Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(A2)	Supplement to TIAA Group Supplemental Retirement Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(A3)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(A4)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(A5)	Supplement to TIAA Retirement Choice Annuity Certificate(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

(A6)	Supplement to TIAA Retirement Choice Plus Annuity Certificate(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

(A7)	Supplement to TIAA Retirement Annuity Contract(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

(A8)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

(A9)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

(A10)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

(A11)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

(A12)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

	(A13)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate(Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

	(A14)	Retirement Choice Annuity Contract*

	(A15)	Retirement Choice Plus Annuity Contract *

	(A16)	Retirement Choice Annuity Certificate*

	(A17)	Retirement Choice Plus Annuity Certificate*

	(A18)	Retirement Choice Plus Non-ERISA Annuity Certificate*

	(A19)	Retirement Choice Plus Non-ERISA Annuity Contract*

(5)		Form of Application (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

(6)	(A)	Restated Charter of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 25, 2016.)

	(B)	Bylaws of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(7)		None

(8)	(A)	Form of Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(B)	Form of Participation Agreement among Legg Mason Investor Services, LLC, Western Asset Management Company, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(C)	Form of Participation Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(D)	Form of Participation Agreement between Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(E)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

	(F)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(G)	Form of Amendment to Participation Agreements (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(H)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(I)	Form of Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and Teachers Insurance and Annuity Association of America on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(J)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. re: Rule 22c-2. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(K)	Third Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(L)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

	(M)	Participation Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(N)	Participation Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(O)	Defined Contribution Clearance & Settlement Agreement by and between The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(P)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(Q)	First Amendment to the Defined Contribution Clearance & Settlement Agreement between The Vanguard Group, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(R)	Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(S)	Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(T)	Amendment to Fund Participation and Service Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(U)	Amendment to Fund Participation and Service Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(V)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc. and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(W)	Third Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(X)	Fifth Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(Y)	Amendment to Fund Participation and Service Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(Z)	Amendment to the Agreement by and among The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America, and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(A1)	Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc. and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No 333-134820 Filed April 24, 2015.)

(A2)	Participation Agreement among American Beacon Advisors, Inc., a Delaware Corporation, Foreside Fund Services, LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A3)	Participation Agreement among Ariel Distributors, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A4)	Participation Agreement among The Advisors’ Inner Circle Fund II, Champlain Investment Partners LLC, SEI Investment Distribution Co., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A5)	Participation Agreement among Delaware Investments Family of Funds, Delaware Management Company, a series of Delaware Management Business Trust, Delaware Distributors, L.P., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A6)	Participation Agreement among JPMorgan Trust II, JPMorgan Distribution Services, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A7)	Participation Agreement among The Lazard Funds, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A8)	Participation Agreement among Lord Abbett Investment Trust, Lord Abbett & Co. LLC, Lord Abbett Distributor LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A9)	Participation Agreement among MFS Series Trust XI, MFS Fund Distributors, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A10)	Participation Agreement among Nationwide Mutual Funds, Nationwide Fund Distributors LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A11)	Participation Agreement among Parnassus Fund, Parnassus Investments, Parnassus Funds Distributor, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A12)	Participation Agreement among Franklin Templeton Distributors, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A13)	Amendment to Fund Participation and Service Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A14)	Amendment to the Agreement by and among The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America, and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(A15)	Administrative Services Agreement among Ariel Investment Trust and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

	(A16)	Administrative Services Agreement among Parnassus Investments and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No 333-134820 Filed December 1, 2016.)

(9)	Opinion and consent of Meredith Kornreich, Esquire*

(10)	(A)	Consent of Eversheds Sutherland (US) LLP*

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(11)	None

(12)	None

(13)	(A) Powers of Attorney (Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement Filed April 25, 2014 and Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

*	Filed herewith

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Insurance Company
Ronald L. Thompson	Trustee and Chairman

Jeffrey R. Brown	Trustee

James R. Chambers	Trustee

Lisa W. Hess	Trustee

Edward M. Hundert, M.D.	Trustee

Lawrence H. Linden	Trustee

Maureen O’ Hara	Trustee

Donald K. Peterson	Trustee

Sidney A. Ribeau	Trustee

Dorothy K. Robinson	Trustee

Kim M. Sharan	Trustee

David L. Shedlarz	Trustee

Marta Tienda	Trustee

Roger W. Ferguson, Jr.	President and Chief Executive Officer and Trustee

Kathie Andrade	Senior Executive Vice President

Richard S. Biegen	Chief Compliance Officer of the Separate Account

Sue A. Collins	Senior Vice President and Chief Actuary

Carol Deckbar	Executive Vice President

Phillip Goff	Senior Vice President, Corporate Controller

Stephen B. Gruppo	Senior Executive Vice President

Rahul Merchant	Senior Executive Vice President

J. Keith Morgan	Senior Executive Vice President and Chief Legal Officer

Ronald R. Pressman	Senior Executive Vice President

Glenn Richter	Senior Executive Vice President

Phillip Rollock	Senior Managing Director, Senior General Counsel and Corporate Secretary

Otha Spriggs	Senior Executive Vice President

Virginia M. Wilson	Senior Executive Vice President and Chief Financial Officer

*	The principal business address for each individual is:

TIAA

730 Third Avenue

New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

This chart is a representation of the organizational structure of TIAA and does not detail each subsidiary of TIAA. For a complete list of subsidiaries, please refer to the attachment.

Exhibit A

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA. TIAA’s capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, after the enactment of the Laws of 1937, Chapter 880, New York State Law, approved by the Governor on June 3, 1937.

(2)	Teachers Insurance and Annuity Association of America (“TIAA”) is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. TIAA employs all TIAA entities’ staff except for those employed by Adastra Management, Inc., Envisage Information Systems, LLC, Kaspick & Company, LLC, MyVest Corporation, Nuveen Services, LLC and other subsidiaries of Nuveen, LLC, Polar Star Canadian Oil and Gas, Inc., TIAA Global Business Services (India) Private Limited, and TIAA-CREF Trust Company, FSB. The TIAA Board of Overseers elects TIAA’s trustees.

•	TIAA Separate Account VA-1 (“VA-1”) is a separate account registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company that offers individual, variable, after-tax annuities. VA-1 has only one investment portfolio, the Stock Index Account.

•	TIAA Real Estate Account VA-2 (“VA-2”) is a separate account of TIAA that allows TIAA to offer a variable investment option based on real estate investments for TIAA’s pension annuities.

•	TIAA Separate Account VA-3 (“VA-3”) is registered with the SEC as an investment company under the Investment Company Act of 1940 and operates as a unit investment trust. VA-3 is designed to fund individual and group variable contracts in retirement plans.

•	TIAA Stable Value Separate Account – 1 (SVSA-1) created to support the obligations of TIAA under a group annuity contract offered to TIAA’s pension customers.

(3)	College Retirement Equities Fund is a New York not-for-profit corporation and an SEC registered investment company that issues variable annuity contracts for employees of nonprofit and government institutions. Art. II, Sec. 1 of CREF’s Constitution limits eligibility of the members of CREF to those persons who are members of TIAA Board of Overseers. The trustees of CREF are elected by CREF policyholders.

(4)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interests in Kaspick & Company, LLC and Covariance Capital Management, Inc.

(5)	Kaspick & Company, LLC a registered investment adviser providing investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(6)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, FSB, a federal savings bank and Dolphin Sub Corporation, a Delaware corporation.

Exhibit A

(7)	TIAA-CREF Trust Company, FSB (“TIAA-FSB”) is a federally chartered savings bank that provides individual and institutional asset management and investment advice and retail banking and lending products for its customers. TIAA-FSB provides custodial trustee and administrative services to TIAA for TIAA’s customers. TIAA-FSB provides investment advisory services to TIAA-CREF Individual & Institutional Services, LLC. (“TC Services”) as well as a deposit sweep program to TC Services’ clients. TIAA-FSB also serves as trustee or custodian for certain TIAA investment funds.

(8)	TIAA-CREF Asset Management LLC, formerly, TIAA-CREF Asset Management, Inc. and TIAA-CREF Enterprises, Inc. holds (i) the stock of Teachers Personal Investors Services, Inc. and (ii) the membership interests of GTR Special Member Holdco LLC, L&C Special Member Holdco, LLC, TIAA Alternative Holdings, LLC, TIAA Global Ag II Special Member LLC, TIAA International GP LLC, TIAA-CREF Global Agriculture Investor Fund, LP and TIAA-CREF Investment Management, LLC.

(9)	U.S. Cities Fund GP LLC was established to act as the general partner of U.S. Cities Fund LP, which was organized as an open-end private investment fund which owns an interest in U.S. Cities Fund REIT LLC (“REIT”). The REIT owns membership interests in U.S. Cities Fund Operating GP LLC (“GP”), T-C Coronado LLC and U.S. Cities Fund Operating LP. GP was organized to act as the general partner of U.S. Cities Fund Operating LP, which is an unregistered fund organized as a vehicle for direct real estate investment.

(10)	Teachers Advisors, LLC (“TA”) is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, the TIAA-CREF Life Funds, and other products. It provides investment adviser services for set contractual fees, with the intent of making a profit. TA provides investment advice and other investment-related services to TIAA-CREF Trust Company, FSB.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer which distributes registered and unregistered investment products for its affiliated entities.

(12)	TIAA-CREF Tuition Financing, Inc. (“TFI”) provides program management services on behalf of state entities to qualified tuition programs (“529 Plans”) formed pursuant to Section 529 of the Internal Revenue Code (“IRC”). Under Section 529 of the IRC, only states and educational institutions may establish and maintain 529 Plans. TFI, with permission from the states, subcontracts with other entities to perform certain of its program management services.

(13)	TIAA-CREF Investment Management, LLC is a registered investment advisor, and provides investment management services for College Retirement Equities Fund.

(14)	TIAA-CREF Individual & Institutional Services, LLC (“Services”) is a registered broker-dealer and investment advisor, and provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA and Nuveen Families of Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s fixed and variable annuity and variable life products, and third party funds within retirement and savings plans and administrative services to tuition savings products. Services also introduces self-directed brokerage accounts cleared through Pershing, LLC. Services also provides certain broker-dealer, referral and support services to TIAA-FSB.

(15)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company is the sole member of TIAA-CREF Insurance Agency, LLC.

Exhibit A

•	TIAA-CREF Life Separate Account VA-1 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VA-1 offers variable investment options for its after-tax annuities. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds;

•	TIAA-CREF Life Separate Account VLI-1 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VLI-1 is used to provide values and benefits for life insurance policies. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds.

•	TIAA-CREF Life Separate Account VLI-2 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VLI-2 is used to provide values and benefits for life insurance policies. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds.

•	TIAA-CREF Life Separate Account (MVA-1) is a non-unitized separate account that will support a flexible premium deferred fixed annuity contract subject to withdrawal charges and a market value adjustment feature (“MVA Contract”). Since the MVA Contract is viewed as a security under the Securities Act of 1933, TC Life has filed a Registration Statement Form S-1 for TC Life MVA-1 with the SEC.

•	TIAA-CREF Life Stable Value Separate Account 1, TIAA-CREF Life Stable Value Separate Account 2, and TIAA-CREF Life Stable value Separate Account 3 are each an insulated, non-unitized separate account. The Separate Account will support one or more book value separate account agreements, group annuity contracts, guaranteed investment contracts or similar contracts (each a “Contract”). The Contract is intended to be issued in connection with pooled investment funds, stable value funds, retirement and other employee welfare, pension or college savings plans with a stable value investment option, and Qualified Trusts.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

Exhibit A

(17)	Investment Subsidiaries:

•	The following corporations, trusts, and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, alternative investments, and securities investments for the General Account. Some may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and membership interests in the LLCs are owned, directly or indirectly, by TIAA.

Entity Name	Domestic Jurisdiction
1000 Waterford Operating LP	DE
1608 Chestnut Partners, LP	DE
400 Montgomery Investors, LLC	DE
485 Properties, LLC	DE
5200 Waterford Operating LP	DE
5201-5301 Waterford Operating LP	DE
701-703 Waterford Operating LP	DE
730 Carroll, LLC	DE
730 Catsolar, LLC	DE
730 Cricket, LLC	DE
730 Data Centers, LLC	DE
730 Databridge, LLC	DE
730 Orion, LLC	DE
730 Power Development, LLC	DE

Exhibit A

730 Telecom LLC	DE
730 Texas Timberlands II, Ltd.	TX
730 Texas Timberlands, Ltd.	TX
730 Westlands, LLC	DE
8 Spruce Street GA Investor LLC	DE
Actgas, LLC	DE
Active Extension Fund I, LLC	DE
Active Extension Fund III, LLC	DE
Actoil Bakken, LLC	DE
Actoil Colorado, LLC	DE
Actoil Utica, LLC	DE
Actoil, LLC	DE
AGR Agricultural Investments LLC	DE
Almond Processors, LLC	DE
Alta Loma Vineyard LLC	CA
Arroyo Loma, LLC	DE
Boca 10 A & B LLC	DE

Exhibit A

Boca 10 C & D LLC	DE
Boca 11 A LLC	DE
Boca 54 Land Associates LLC	DE
Boca 54 North LLC	DE
Bridge View Land, LLC	CA
Broadleaf Timberland Investments, LLC	DE
CCM Series 2, LLC	DE
CCM Series, LLC	DE
Ceres Agricultural Properties, LLC	DE
Chalk Ridge Vineyard, LLC	CA
Churchill MMSLF Funding 1, LLC	DE
Churchill MMSLF Funding 2, LLC	DE
Churchill MMSLFK GT 1	DE
Churchill MMSLFK GT 2	DE
Churchill Special Member LLC	DE
CPPIB-TIAA U.S. Real Property Fund, L.P.	DE
C-T REIT LLC	DE

Exhibit A

C-T Shenandoah LLC	DE
Demeter Agricultural Properties II, LLC	DE
Demeter Agricultural Properties, LLC	DE
Dionysus Properties, LLC	DE
Dolphin Sub Corporation	DE
Global AG II FFI LLC	DE
Global AG II US Corp.	DE
Global AG Properties II USA LLC	DE
Global AG Properties USA LLC	DE
Global AG US Corp.	DE
Global Agriculture AIV (US) LLC	DE
Global Agriculture II AIV (US) LLC	DE
Global Agriculture II AIV, LP	DE
Global Timber International, LLC	DE
Global Timber SA LLC	DE
Growth Capital Fund I, L.P.	DE
GTR Special Member Holdco LLC	DE

Exhibit A

Hassett Lane Vineyard, LLC	CA
Hobson Avenue Vineyard, LLC	CA
I 595 Toll Road, LLC	DE
IAI USA Fund II, LLC	DE
IAI USA, LLC	DE
Inception Partners III, LP	DE
Inception Partners IV, LP	DE
Inception Partners V, LP	DE
Infra Alpha LLC	DE
International Agricultural Investors Fund II, LLC	DE
International Agricultural Investors, LLC	DE
JWL Properties, Inc.	DE
L&C Special Member Holdco, LLC	DE
L&C Tree Farms, LLC	DE
L&C TRS LLC	DE
Loma del Rio Vineyards LLC	DE
Loma Verde, LLC	DE

Exhibit A

Marsino Vineyard, LLC	CA
MM Funding, LLC	DE
ND 70SMA LLC	DE
ND Festival Place LLC	DE
ND Properties, Inc.	DE
Oak Knoll Napa Vineyards, LLC	CA
Oakville 38 Vineyard, LLC	DE
Occator Agricultural Properties, LLC	DE
Pennmuni-TIAA U.S. Real Estate Fund, LLC	DE
Premiere Agricultural Properties, LLC	DE
Premiere Columbia Properties, LLC	DE
Premiere Farm Properties, LLC	DE
Primary Residential Individual Mortgage Entity Trust	DE
Quercus Forestland Account, LLC	NC
Quercus Panama LLC	DE
Quercus West Virginia LLC	DE
Renewable Timber Resources LLC	DE

Exhibit A

Rodgers Creek Vineyard LLC	CA
Silverado Gonzales Vineyards, LLC	CA
Silverado Los Alamos Vineyards, LLC	CA
Silverado Monterey Vineyards, LLC	CA
Silverado Premium Properties, LLC	DE
Silverado SLO Vineyards, LLC	CA
Silverado Sonoma Vineyards, LLC	CA
Silverado Suscol, LLC	CA
Silverado Sweetwater Vineyards, LLC	CA
Silverado Winegrowers Holdings, LLC	DE
Silverado WineGrowers, LLC	CA
Social Infra, LLC	DE
SPP Napa Vineyards, LLC	DE
SRMF Town Square Investor Member LLC	DE
Stage Gulch Ridge Vineyard, LLC	CA
Stanly Ranch Vineyards, LLC	CA
Sugarloaf East Vineyard, LLC	DE

Exhibit A

Sugarloaf Vineyard, LLC	DE
Suscol Mountain Vineyards, LLC	CA
SWG Delta Vineyards, LLC	CA
SWG Paso Vineyards, LLC	CA
T-C 101 Miller Street Holding Company LLC	DE
T-C 101 Miller Street LLC	DE
T-C 1101 Pennsylvania Avenue LLC	DE
T-C 1101 Pennsylvania Avenue Owner LLC	DE
T-C 1101 Pennsylvania Avenue Venture LLC	DE
T-C 1608 Chestnut General Partner LLC	DE
T-C 1608 Chestnut Limited Partner LLC	DE
T-C 2 Herald Square Member LLC	DE
T-C 2 Herald Square Owner LLC	DE
T-C 2 Herald Square Venture LLC	DE
T-C 20 Hunter Street (US) LLC	DE
T-C 2300 Broadway LLC	DE
T-C 33 Arch Street LLC	DE

Exhibit A

T-C 33 Arch Street Member LLC	DE
T-C 33 Arch Street Venture LLC	DE
T-C 3333 Wisconsin Avenue, LLC	DE
T-C 40 Broad Street LLC	DE
T-C 400 Montgomery, LLC	DE
T-C 470 Park Avenue South Member LLC	DE
T-C 470 Park Avenue South Owner LLC	DE
T-C 470 Park Avenue South Venture LLC	DE
T-C 475 Fifth Avenue LLC	DE
T-C 475 Fifth Avenue Member LLC	DE
T-C 475 Fifth Avenue Venture LLC	DE
T-C 51 Sleeper Street LLC	DE
T-C 526 Route 46 LLC	DE
T-C 636 Sixth Avenue Retail LLC	DE
T-C 680 Belleville LLC	DE
T-C 685 Third Avenue Member LLC	DE
T-C 699 Bourke Street LLC	DE

Exhibit A

T-C 77 Central LLC	DE
T-C 800 17th Street NW Member LLC	DE
T-C 800 17th Street NW Owner LLC	DE
T-C 800 17th Street NW Venture LLC	DE
T-C 888 Brannan Member LLC	DE
T-C 888 Brannan Owner LLC	DE
T-C 888 Brannan TRS LLC	DE
T-C 888 Brannan Venture LLC	DE
T-C 919 N. Michigan Avenue Retail LLC	DE
T-C Aspira LLC	DE
T-C Australia RE Holdings I, LLC	DE
T-C Australia RE Holdings II, LLC	DE
T-C Barton Springs LLC	DE
T-C Century Plaza LLC	DE
T-C Copley, LLC	DE
T-C Coronado LLC	DE
T-C Cypress Park West LLC	DE

Exhibit A

T-C Des Peres Corners LLC	DE
T-C Ellington, LLC	DE
T-C Fairway Center II LLC	DE
T-C Falls Center Townhouses LLC	DE
T-C Fort Point Creative Exchange LLC	DE
T-C Franklin Square Member LLC	DE
T-C Franklin Square Venture LLC	DE
T-C GA Real Estate Holdings LLC	DE
T-C Hall of States Member LLC	DE
T-C Hall Of States Owner LLC	DE
T-C Hall Of States Venture LLC	DE
T-C H-T REIT LLC	DE
T-C H-T Venture LLC	DE
T-C HV Member LLC	DE
T-C JK I LLC	DE
T-C JK II LLC	DE
T-C King Street Station LLC	DE

Exhibit A

T-C Kings Crossing LLC	DE
T-C Legacy Place Member LLC	DE
T-C Lux Fund Holdings LLC	DE
T-C M-T Reit LLC	DE
T-C M-T Venture LLC	DE
T-C Mt. Ommaney Centre Holding Company LLC	DE
T-C Mt. Ommaney Centre LLC	DE
T-C MV Member LLC	DE
T-C Newbury Common LLC	DE
T-C Ocean Air LLC	DE
T-C Park 19 LLC	DE
T-C Pearl Reit 2 LLC	DE
T-C Port Northwest Development LLC	DE
T-C Potomac Promenade LLC	DE
T-C RDC, LLC	DE
T-C Republic Square Member LLC	DE
T-C Republic Square Mezzanine LLC	DE

Exhibit A

T-C Republic Square Owner LLC	DE
T-C Republic Square Reit LLC	DE
T-C Republic Square Venture LLC	DE
T-C Roosevelt Square LLC	DE
T-C Savier Street Flats LLC	DE
T-C SBMC Joint Venture LLC	DE
T-C Scripps Ranch LLC	DE
T-C Shoppes At Monarch Lakes LLC	DE
T-C SMA 2, LLC	DE
T-C State House On Congress Apartments LLC	DE
T-C Stonecrest LLC	DE
T-C The Edge At Flagler Village LLC	DE
T-C Trio Apartments LLC	DE
T-C UK RE Holdings I, LLC	DE
T-C UK RE Holdings II, LLC	DE
T-C UK RE Holdings III, LLC	DE
T-C Uptown Apartments, LLC	DE

Exhibit A

T-C Waterford Blue Lagoon LLC	DE
TCPC Associates, LLC	DE
Terra Ventosa Vineyards, LLC	CA
TGA 299 Franklin LLC	DE
TGA 600 College Road LLC	DE
TGA 70 Federal Street LLC	DE
TGA FC Investor Member LLC	DE
TGA Japan Holdings, LLC	DE
TGA Montague Investor Member LLC	DE
TGA Montrose Residences Investor Member LLC	DE
TGAM Agribusiness Fund Holdings LP	DE
The Flats 130 DC Residential LLC	DE
The Flats 140 DC Residential LLC	DE
The Flats DC Grocery LLC	DE
The Flats Holding Company LLC	DE
The Plata Wine Partners Trust	CA
THRE Global Investments LLC	DE

Exhibit A

TIAA 485 Boca 54 LLC	DE
TIAA CMBS I, LLC	DE
TIAA Diamond Investor, LLC	DE
TIAA Diversified Public Investments, LLC	DE
TIAA Franklin Square, LLC	DE
TIAA Gemini Office, LLC	DE
TIAA Global AG II Special Member LLC	DE
TIAA Global AG Special Member LLC	DE
TIAA Global Equity Income, LLC	DE
TIAA Global Public Investments, LLC	DE
TIAA Infrastructure Investments, LLC	DE
TIAA Oil And Gas Investments, LLC	DE
TIAA Park Evanston, LLC	DE
TIAA Realty, LLC	DE
TIAA SF One, LLC	DE
TIAA SMA Strategies LLC	DE
TIAA Stafford-Harrison LLC	DE

Exhibit A

TIAA Super Regional Mall Member Sub LLC	DE
TIAA SynGas, LLC	DE
TIAA Timberlands I, LLC	DE
TIAA Timberlands II, LLC	DE
TIAA Union Place Phase I, LLC	DE
TIAA Wind Investments LLC	DE
TIAA-CPPIB Commercial Mortgage Company REIT LLC	DE
TIAA-CPPIB Commercial Mortgage Company, L.P.	DE
TIAA-Stonepeak Investments I, LLC	DE
TIAA-Stonepeak Investments II, LLC	DE
T-Investment Properties Corp.	DE
True Oak Napa Vineyard, LLC	DE
Union Place Phase I, LLC	DE
W R C Properties, LLC	DE
Waterford Blue Lagoon Reit LP	DE
Waterford Core Operating LP	DE
Westland At Waterford Operating LP	DE
Westland At Waterford Reit LP	DE

Exhibit A

•	The following INTERNATIONAL entities were organized by TIAA to hold investments for the General Account and Separate Accounts. All issued and outstanding stock is owned indirectly by TIAA.

Entity Name	Domestic Jurisdiction
154 rue de l’Université	France
36 rue La Fayette	France
60 Great Portland Street Unit Trust	Jersey
70 St Mary Axe Unit Trust	Jersey
A-30 Canadian Transport Inc.	QC, Canada
Abford House Unit Trust	Jersey
ADAMAS S.A.	Poland
Adeoti Empreendimentos Imobiliários Ltda	Brazil
AGAT Spółka z o.o.	Poland
AGRA Spółka z o.o.	Poland
AGRAMAX Spółka z o.o.	Poland
AGRIFARM Spółka z o.o.	Poland

Exhibit A

AGRO - DUBLINY SP. Z O.O.	Poland
AGROLAND Spółka z o.o.	Poland
AGROPOL Spółka z o.o.	Poland
AGROSERVICE Spółka z o.o.	Poland
AMAL Spółka z o.o.	Poland
AMBER SP. Z O.O.	Poland
BCIMC (TCGA II) Investment Trust	Canada
BCIMC (TCGA) Investment Trust	Canada
Brusno Maszyny Sp. z.o.o.	Poland
Brusno Resort Spolka Z Organiczona Odpowiedzialnoscia w Organizacji	Poland
Bruyeres I SAS	France
Bruyeres II SAS	France
BUDUS Spółka z o.o.	Poland
CD (TCGA II) Investment Trust	BC, Canada
CIESZYSŁAW SP Z O.O.	Poland

Exhibit A

CISY Spółka z o.o.	Poland
Cityhold Nymphe S.à r.l	Luxembourg
Cityhold Participations S.à r.l	Luxembourg
Cityhold Peak Participations S.à r.l	Luxembourg
Cityhold Peak S.à r.l	Luxembourg
Cityhold Propco 10 S.à r.l	Luxembourg
Cityhold Propco 11 S.à r.l	Luxembourg
Cityhold Propco 12 S.à r.l	Luxembourg
Cityhold Propco 6 S.à r.l	Luxembourg
Cityhold Propco 7 S.à r.l	Luxembourg
Cityhold Propco 9 S.à r.l	Luxembourg
Cityhold UK Investment S.à r.l	Luxembourg
CLOF Victoria Nominee 1 Limited	United Kingdom
CLOF Victoria Nominee 2 Limited	United Kingdom
Courcelles 70	France

Exhibit A

Cranston Investments SP. z.o.o.	Poland
Easley Investments SP. z.o.o.	Poland
Eko Topola Sp. z o.o.	Poland
Erlangen Arcaden GmbH & Co. KG	Germany
Erlangen Arcaden Verwaltungs GmbH	Germany
EURL Olympe	France
EURL Servin	France
FARMEX Spółka z o.o.	Poland
Forestal GTR Chile Limitada	Chile
Forestal Monterrey Colombia SAS	Colombia
Forestal y Agricola Silvoligna Chile Limitada	Chile
Ginza115 TMK	Japan
Ginza115 Trust	Japan
Global Ag Properties II New Zealand Limited Partnership	New Zealand
Global Timber Spain, S.L.	Spain

Exhibit A

Gropius Passagen GmbH & Co. KG	Germany
Gropius Passagen Verwaltungs GmbH	Germany
Gropius S.a.r.l.	Luxembourg
HV Freehold S.à r.l	Luxembourg
HV Properties S.à r.l	Luxembourg
IAI Australia Fund II Trust	Australia
IAI Australia Trust	Australia
IPOPEMA 87 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych	Poland
Ipopema 95 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych (“FIZAN”)	Poland
IRUS Lubon Sp. Z.o.o.	Poland
IRUS Vicolungo II Srl (to be renamed Neptune Vicolungo II Srl)	Italy
IRUS Vicolungo III Srl (to be renamed Neptune Vicolungo III Srl)	Italy
IRUS Vicolungo S.r.l. (to be renamed Neptune Vicolungo I S.r.l.)	Italy
JAROSŁAWSKO I	Poland
JAROSŁAWSKO II	Poland

Exhibit A

JASIONNO Spółka z o.o.	Poland
KOLNO Spółka z o.o.	Poland
KS Freehold S.à r.l	Luxembourg
KS Leasehold S.à r.l	Luxembourg
London Belgrave Unit Trust	Jersey
ŁOZICE Sp. z o.o.	Poland
Mansilla Participacoes Ltda	Brazil
MIŁKOWO Sp. Z o.o.	Poland
Monterrey Forestal GWR SAS	Colombia
ND Europe S.à r.l	Luxembourg
Neptune Annopol SP Zo.o.	Poland
Neptune Castel Guelfo S.r.l.	Italy
Neptune Getafe Outlet, S.L.	Spain
Neptune Getafe Propco S.L.	Spain
Neptune Holding Spain, S.L.	Spain

Exhibit A

Neptune Krakow SP Z .O.O.	Poland
Neptune Las Rozas Outlet S.L.	Spain
Neptune Madrid Holdco, S.L.	Spain
Neptune Nassica, S.L.	Spain
Neptune OPCI	France
Neptune Polish Property Venture BV	Netherlands
Neptune Property Venture S.à r.l.	Luxembourg
Neptune Roppenheim Holding S.à r.l	Luxembourg
Neptune San Sebastian Outlet S.L.	Spain
Neptune Vicolungo S.r.l.	Italy
Neptune Vicolungo S.r.l.	Italy
Nevis Getafe S.L.	Spain
New Fetter Lane Unit Trust	Jersey
Nightingale LuxCo S.à r.l.	Luxembourg
Norte Shopping Retail & Leisure B.V.	Netherlands

Exhibit A

Norteshopping Centro Comercial S.A. Portuguese SA	Portugal
OGARDY	Poland
Olympe (Holding)	France
OPAL SP Z O.O.	Poland
Paddington Central III Unit Trust	Jersey
Promcat Alternativa, S.L.	Spain
Provence 110	France
PSZENROL S.A.	Poland
Quercus Algoma Corporation	Canada
Quercus Algoma Land Corporation	Canada
ROLA Spółka z o.o.	Poland
ROLPOL Spółka z o.o.	Poland
ROLZBUD Spółka z o.o	Poland
Roosevelt Participation S.à r.l	Luxembourg
Roppenheim Holding S.A.S.	France

Exhibit A

Roppenheim Outlet SNC	France
Rue de L’Universite 154	France
S.à r.l Des Brateaux	France
S.à r.l Servin (Holding)	France
SAS Malachite	France
SAS Roosevelt	France
SĄTOPY Spółka z o.o.	Poland
SEE-AGRO SP. Z O.O.	Poland
SNC Garnet-TIAA	France
SNC La Défense	France
SNC Lazuli	France
SNC Péridot	France
SNC Roosevelt	France
SOBIERADZ Spółka z o.o.	Poland
Sweden Nova Lund 1 AB	Sweden

Exhibit A

Sweden Nova Lund 2 AB	Sweden
SZAFIR SP. Z O.O.	Poland
T-C 20 Hunter Street (AUS) Trust	Australia
T-C Europe S.à.r.l.	Luxembourg
T-C Luxembourg Neptune Holding S.à r.l.	Luxembourg
T-C Neptune Holdings S.à r.l.	Luxembourg
T-C Neuperlach Development S.a.r.l.	Luxembourg
T-C Nordics Investment AB	Sweden
T-C PEP Asset S.a.r.l.	Luxembourg
T-C PEP Holding S.à r.l	Luxembourg
T-C PEP Property S.a.r.l.	Luxembourg
TEFF Holding Sarl	Luxembourg
TEFF Investments BV	Netherlands
TETYŃ SP. Z O.O.	Poland
TGA Ginza 115 Holdings Pte. Ltd.	Singapore

Exhibit A

TGA Ginza115 GK	Japan
TGA Ginza115 ISH	Japan
TGA Japan GK Holdings Pte. Ltd.	Singapore
TGA Japan Holdings Pte Ltd	Singapore
Thurrock Retail Park Unit Trust	Jersey
TIAA Australia Real Estate Trust	Australia
TIAA Lux 11 S.a.r.l.	Luxembourg
TIAA Lux 5 S.a.r.l.	Luxembourg
TIAA Lux 8 S.a.r.l.	Luxembourg
TIAA Melbourne Retail Asset 1 Trust	Australia
TIAA Melbourne Retail Holding 1 Trust	Australia
TOKARY Sp.z o.o.	Poland
TURKUS SP. Z O.O.	Poland
UK PPP Investments LP	United Kingdom
Villabe SAS	France

Exhibit A

WALICHNOWY Sp. z o.o.	Poland
WĘZINY SP. Z O.O.	Poland
Wigg (Holdings) Limited	United Kingdom
Wigg Investments Limited	United Kingdom
ZIEMROL Spółka z o.o.	Poland

(18)	Separate Real Estate Account Subsidiaries:

•	The following subsidiaries own real estate or hold partnership interests in joint ventures that own commercial real estate for the benefit of the Separate Real Estate Account (VA-2).

Entity Name	Domestic Jurisdiction
ARE-San Francisco No. 43, LLC	DE
Blue Ridge PP Condominium Association, Inc.	CO
BRKLYN NY 250 N 10th Street Owner LLC	DE
Green River PP Condominium Association, Inc.	CO
Light Street Partners, LLP	MD
MDR L&M Apartments, LLC	DE
Mima Investor Member LLC	DE
One Boston Place LLC	DE

Exhibit A

One Boston Place Real Estate Investment Trust	MD
Pepper Building Associates LP	PA
Red Canyon PP Condominium Association, Inc.	CO
Seneca Industrial Holdings, LLC	DE
T-C 1500 Owens, LLC	DE
T-C 1619 Walnut Street GP LLC	DE
T-C 200 Milik Street LLC	DE
T-C 200 W 72nd Street LLC	DE
T-C 225 Binney, LLC	DE
T-C 401 West 14th Street Member LLC	DE
T-C 425 Park Avenue LLC	DE
T-C 430 West 15th Street LLC	DE
T-C 4th & Madison LLC	DE
T-C 501 Boylston Street LLC	DE
T-C 55 Second Street, LLC	DE
T-C 701 Brickell LLC	DE
T-C 780 Third Avenue Member LLC	DE

Exhibit A

T-C 780 Third Avenue Owner LLC	DE
T-C Ashford Meadows LLC	DE
T-C Ashton Judiciary LLC	DE
T-C Charleston Plaza, LLC	DE
T-C Five Oaks LLC	DE
T-C Forum At Carlsbad LLC	DE
T-C Foundry Square II Member LLC	DE
T-C Foundry Square II Owner LLC	DE
T-C Foundry Square II Venture LLC	DE
T-C Four Oaks General Partner LLC	DE
T-C Four Oaks Place LLC	DE
T-C Illinois Street, LLC	DE
T-C Legacy At Westwood LLC	DE
T-C Legend At Kierland LLC	DE
T-C Mass Court, LLC	DE
T-C Montecito LLC	DE
T-C Palatine LLC	DE

Exhibit A

T-C Palomino Blue Ridge LLC	DE
T-C Palomino Green River LLC	DE
T-C Palomino Red Canyon LLC	DE
T-C Pepper Building GP LLC	DE
T-C Phoenician LLC	DE
TC Rancho Cucamonga LLC	DE
T-C REA 400 Fairview Investor LLC	DE
T-C Regents Court LLC	DE
T-C San Montego TX LLC	DE
T-C Southside At Mcewen Retail LLC	DE
T-C SP, Inc.	DE
T-C The Caruth LLC	DE
T-C The Colorado LLC	DE
T-C The Manor at Flagler Village LLC	DE
T-C The Manor LLC	DE
T-C Tradition At Kierland LLC	DE
T-C Valencia Town Center General Partner LLC	DE

Exhibit A

T-C Valencia Town Center Limited Partner LLC	DE
T-C Wisconsin Place Member LLC	DE
T-C Wisconsin Place Owner LLC	DE
Teachers REA II, LLC	DE
Teachers REA, LLC	DE
The Louis DC Residential LLC	DE
The Woodley DC Residential LLC	DE
TIAA Florida Mall, LLC	DE
TIAA Miami International Mall, LLC	DE
TIAA Separate Account VA-1 (VA-1)	DE
TIAA West Town Mall, LLC	DE
TIAA-CREF Global Separate Real Estate Company LLC	DE
TREA 1401 H, LLC	DE
TREA 32 South State Street LLC	DE
TREA 817 Broadway Investor Member LLC	DE
TREA 9625 Town Center, LLC	DE
TREA BLVD63, LLC	DE

Exhibit A

TREA Campus Pointe 1, LLC	DE
TREA Campus Pointe 2, LLC	DE
TREA Fashion Show Investor Member LLC	DE
TREA Florida Retail, LLC	DE
TREA Greene Crossing LLC	DE
TREA Hub Investor Member LLC	DE
TREA Pacific Center LLC	DE
TREA Pacific Plaza, LLC	DE
TREA Retail Property Portfolio 2006 LLC	DE
TREA Weston, LLC	DE
TREA Wilshire Rodeo, LLC	DE
Walnut Street Retail Investors, L.P.	PA

Exhibit A

(19)	TIAA-CREF International Holdings LLC was organized to hold ownership interests in the following entities : (i) TGAM APAC LLC organized to hold ownership interests in TGAM HK HC LLC organized to hold the ownership interests in TIAA Global Asset Management Hong Kong Limited organized in Hong Kong to provide distribution and marketing services; (ii) TGAM Asia LLC organized to hold ownership interests in TGAM HK HC LLC; (iii) TGAM Subsidiary HC LLC and TIAA International Subsidiary HC LLC both organized to hold ownership interests in TGAM APAC LLC, TGAM Asia LLC, TIAA International APAC LLC and TIAA International Asia LLC; (iv) TIAA International APAC LLC organized to hold ownership interests in TGAM HK HC LLC; (v) TIAA International Asia LLC organized to hold ownership interests in TGAM HK HC LLC; (vi) TIAA International Holdings I Limited, organized in United Kingdom to hold ownership interests in TIAA Henderson Real Estate Limited, (vii) TIAA International Holdings 2 Limited, organized in the United Kingdom to hold the ownership interests in TIAA International Holdings 3 Limited (viii) TIAA Global Asset Management London Limited organized in United Kingdom to distribute financial products to institutional client and (ix) TIAA Global Asset Management Australia Pty Ltd. organized in Australia to provide distribution and marketing services.

(20)	TIAA Henderson Real Estate Limited (“THRE Limited”) was organized in the United Kingdom, to hold directly or indirectly, the ownership interests in the following entities:

Entity Name	Domestic Jurisdiction	Business Purpose
TH RE Administration Limited	United Kingdom	To provide administrative services and hold the employees of THRE Limited and to serve as the leasing party under TH RE leases.

TH RE Administration US LLC	DE	This entity is dormant.

TH RE AIFM Group Limited	United Kingdom	To act as a holding company for entities regulated under the UK’s Alternative Investment Fund Managers Directive.

TH RE FCACO Limited	United Kingdom	To act as a holding company for entities regulated by the UK’s Financial Conduct Authority and the Markets in Financial Instruments Directive.

TH RE Group Holdings Limited	United Kingdom	To act as a holding company for non-regulated European entities.

TH RE US Holdings LLC	DE	This entity is dormant.

TH RE US Limited	United Kingdom	To conduct business in the US.

TH Real Estate US LLC	DE	This entity is dormant.

Exhibit A

a.	TH RE AIFM Group Limited was organized in the United Kingdom to act as a direct or indirect holding company for various including:

Entity Name	Domestic Jurisdiction	Business Purpose
Henderson Asia Pacific Indirect Property Fund Management S.a.r.l.	Luxembourg	To manage real estate funds.

Henderson European Retail Property Fund Management S.a.r.l.	Luxembourg	To manage real estate funds.

Henderson Funds Management (Jersey) Limited	Jersey	To manage real estate funds.

Henderson Funds Management Vanquish (Jersey) Limited	Jersey	To manage real estate funds.

Henderson Funds Management Vanquish II (Jersey) Limited	Jersey	To manage real estate funds.

Henderson Indirect Property Fund (Europe) Management S.a.r.l.	Luxembourg	To manage real estate funds.

Henderson Property Management (Jersey) Limited	Jersey	To act as a property manager.

Henderson Property Management Company (Luxembourg) No 1 S.à r.l	Luxembourg	To manage real estate funds.

Henderson Property UK AIFM Limited	United Kingdom	To act as an asset manager.

b.	TH RE FCACO Limited was organized in the United Kingdom to directly or indirectly hold ownership interests or otherwise directly or indirectly control the following entities:

Entity Name	Domestic Jurisdiction	Business Purpose
Henderson Real Estate Asset Management Limited	United Kingdom	To manage real estate funds.

Henderson Shopping Centre Verwaltungs GmbH	Germany	To hold real estate and related investments.

TIAA-CREF Asset Management UK Limited	United Kingdom	To provide real estate investment advisory services.

Henderson Beteiligung Verwaltungs GmbH	Germany	To manage real estate investments.

Exhibit A

c.	TH RE Group Holdings Limited was organized in the United Kingdom to directly or indirectly hold ownership interests or otherwise directly or indirectly control the following entities which were organized to own or manage real estate related investments or act as vehicles for third party investment:

Entity Name	Domestic Jurisdiction	Business Purpose
Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	China	To provide investment consulting services.

AREFM (BVI) Limited	British Virgin Islands	To act as advisor to Asia Property No. 1 Property Fund Limited.

CLOF II (No 1 Nominee) Limited	United Kingdom	To hold real estate investments.

Enhanced Debt Carry (GP) S.a r.I.	Luxembourg	To act as general partner for and provide advisory, management, accounting and administrative services to Enhanced Debt Carry SCSp

Henderson Administration Services Limited	United Kingdom	To provide administrative services.

Henderson CLOF II (GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson CLOF II (No 1 GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson CLOF II (No 2 GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson CLOF II (No 3 GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson CLOF II Vanquish Limited	Jersey	Entity formed to invest in real estate and related investments.

Nuveen Management Austria GmbH (formerly known as Henderson Global Investors Immobilien Austria GmbH)	Austria	To manage real estate investments.

Henderson Global Investors Property (No. 2) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson Joint Ventures Property Funds Management S.a.r.l.	Luxembourg	To manage joint venture.

Henderson Matador LP General Partner Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson OMP (GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Exhibit A

Henderson Property Nominees Limited	United Kingdom	To hold real estate investments.

Henderson Real Estate Singapore Private Limited	Singapore	To act as a real estate investment advisor.

Henderson UK OM (LP1) (GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson UK OM (LP1) Limited	United Kingdom	To hold real estate investments.

Henderson UK OM (LP2) (GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson UK OM (LP2) Limited	United Kingdom	To hold real estate investments.

Henderson UK OM (LP3) (GP) Limited	United Kingdom	To act as general partner of a limited partnership.

Henderson UK OM (LP3) Limited	United Kingdom	To hold real estate investments.

HGI Immobilien GmbH	Germany	To act as a general partner of a limited partnership.

Islazul General Partner S.à.r.l.	Luxembourg	To act as general partner of a limited partnership.

T-C Lux Investments GP S.a r.l.	Luxembourg	To act as general partner of a limited partnership.

T-C Lux Investments Special Limited Partnership	Luxembourg	To hold real estate investments.

TH RE Corporate Secretarial Services Limited	United Kingdom	To provide administrative services.

TH RE Italy S.r.I	Italy	To manage real estate investments.

TH RE Operations Limited	United Kingdom	To enter into Nondisclosure Agreements on behalf of THRE Limited.

TH Real Estate (Australia) Limited	Australia	To provide real estate advisory and management services.

TH Real Estate (France) SAS	France	To provide real estate advisory services.

TH Real Estate Limited	United Kingdom	Established to safeguard the name.

TH Real Estate PELV GP S.à r.l	Luxembourg	To act as general partner of the PELV fund.

TIAA Henderson Investment Consulting (Shanghai) Co. Ltd.	China	To provide investment consulting services in China.

TIAA Henderson Real Estate Enhanced Debt (GP) S.à.r.l.	Luxembourg	To act as general partner of a limited partnership.

Exhibit A

Enhanced Debt Holding S.à r.l.	Luxembourg	To hold investments as part of the Enhanced Debt Carry SCSp investment fund.

Enhanced Debt Lending Limited	United Kingdom	To hold investments as part of the Enhanced Debt Carry SCSp investment fund.

PELV France Holdings S.à r.l	Luxembourg	To hold real estate investments.

PELV OPCI	France	To hold real estate investments.

PELV France	France	To hold real estate investments.

PELV Villabé	France	To hold real estate investments.

PELV Bruyères	France	To hold real estate investments.

PELV Amiens	France	To hold real estate investments.

PELV Lagny	France	To hold real estate investments.

PELV Germany Holdings S.à r.l	Luxembourg	To hold real estate investments.

PELV Holdings S.à r.l	Luxembourg	To hold real estate investments.

PELV Spain Holdings S. L.	Spain	To hold real estate investments.

PELV Alovera S. L	Spain	To hold real estate investments.

PELV BV	Netherlands	To hold real estate investments.

PELV CV	Netherlands	To hold real estate investments.

Vanquish Properties (UK) Limited Partnership	United Kingdom	To hold real estate investments.

Vanquish Properties GP Limited	Jersey	To act as general partner of a limited partnership.

Vanquish Properties GP Nominee 1 Limited	Jersey	To hold real estate investments.

Vanquish Properties GP Nominee 2 Limited	Jersey	To hold real estate investments.

Vanquish Properties LP Limited	Jersey	To hold an entity that acts as the general partner of a limited partnership.

TIAA-CREF Luxembourg S.a.r.l.	Luxembourg	To provide accounting and domiciliary services to certain Luxembourg entities.

d.	Additionally, real estate asset management business, certain entities within the THRE Limited group act as managers, general partners, asset managers or in other similar roles for other entities within the THRE Limited group pursuant to services agreements, the organizational documents governing such THRE Limited group entities, asset management agreements and other similar agreements.

Exhibit A

(21)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Canadian Oil and Gas Holding, Inc., a Canadian entity.

(22)	Polar Star Canadian Oil and Gas Holding, Inc. was organized in Canada to hold the ownership interests in the following entities each organized in Canada: (i) Polar Star Canadian Oil and Gas, Inc. which is engaged in oil and gas exploration and production; (ii) Adastra Management, Inc., the manager of Polar Star Canadian Oil and Gas, Inc. and (iii) Nova Star Oil and Gas Inc. which owns and manages oil and gas assets.

(23)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in (i) TCAM DOF GP LLC and (ii) TIAA-CREF Real Property Fund GP, LLC.

•	TCAM DOF GP LLC was organized to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

•	TIAA-CREF Real Property Fund GP, LLC was organized to act as the general partner of TIAA-CREF Real Property Fund LP, which was organized to act as the member of TIAA-CREF Real Property Fund REIT, LLC which was organized to hold ownership interests in legal entities which in turn will own real estate.

(24)	T-C SMA I, LLC was organized to act as the general partner of CPPIB-TIAA U.S. Real Property Fund, L.P, which acts as a member of C-T REIT LLC, which acts as member of C-T Shenandoah which was organized to own real estate. T-C SMA III, LLC was organized to act as the general partner of TIAA-CPPIB Commercial Mortgage Company, L.P., which acts as a member of TIAA-CPPIB Commercial Mortgage Company REIT LLC which was organized to originate and manage mortgage loans secured by real estate.

(25)	Covariance Capital Management, Inc. was organized to (i) act as an investment adviser to mid-size endowments and foundations; (ii) own the membership interests in CCAP GP, LLC, which in turn acts as the general partner of CCAP Fund 3, L.P. a Cayman Islands limited partnership, CCAP Fund 6 – 2015, L.P., CCAP Fund 6-2016, L.P.CCAP Fund 6-2017, L.P., CCAP Fund 8 – 2015, L.P.,CCAP Fund 8-2016, L.P., CCAP Fund 8-2017, L.P., CCAP Fund EF, LP, CCAP Fund EIP, L.P., CCAP Fund F1, L.P., CCAP Fund GE, L.P., CCAP Fund HFD (Cayman), Ltd. organized in the Cayman Islands, CCAP Fund HFD, L.P., CCAP Fund HFND (Cayman), Ltd. organized in the Cayman Islands, CCAP Fund HFND, L.P., CCAP Fund MRA, L.P., CCAP Fund MRA (Cayman), Ltd. organized in the Cayman Islands, CCAP Fund PDS, L.P., CCAP Fund PDS (Cayman), Ltd. organized in the Cayman Islands, each organized to hold investments and (iii) act as the manager of CCM Series, LLC and CCM Series 2, LLC, each organized to hold investments.

(26)	Westchester Group Investment Management Holding Company, Inc. was organized to own shares in Westchester Group Investment Management, Inc.

(27)

Westchester Group Investment Management, Inc. was organized to operate an agricultural asset management business. Westchester Group Investment Management, Inc. holds the ownership interests in the following entities which manage interests in agricultural-related investments: (i) Westchester Group Asset Management, Inc., an Illinois corporation, (ii) Westchester Group Farm Management, Inc., an Illinois corporation, (iii) Westchester Group Real Estate, Inc., an Illinois corporation, (iv) Terra Land Company, an Illinois corporation, (v) The Plata Wine Partners Trust, a California trust organized to hold an ownership interest in Plata Wine Partners, LLC(vi) Westchester Group of Europe Limited, organized in the United

Exhibit A

Kingdom to hold the ownership interests in Westchester Group of Poland sp.z o.o., (vii) Westchester Group of Australia Pty Ltd., organized in Australia, (viii) Premiere Agricultural Management International LLC; (ix) Westchester Group South America Gestao De Investimentos Ltda. organized in Brazil; and (ix) International Agricultural Management, LLC. Premiere Agricultural Management International LLC acts as the manager of International Agricultural Investors Fund II, LLC, which holds the ownership interests in IAI Australia Fund II Pty, Ltd. and IAI Australia Fund II Trust, each organized in Australia and IAI USA Fund II, LLC. International Agricultural Management, LLC acts as the manager of International Agricultural Investors, LLC which owns the interests in IAI Australia Pty, Ltd. and IAI Australia Trust, each organized in Australia and IAI USA, LLC which hold agricultural investments.

(28)	TIAA GTR Holdco LLC was organized to hold the ownership interest in Global Timber Resources LLC (“GTR”). GTR was organized to act as the managing member of Global Timber SA LLC and Global Timber International, LLC and to hold the ownership interests in GT Europe Cooperatief U.A. organized in the Netherlands. GT Europe Cooperatief U.A. was organized to hold ownership interests in Global Timber NL, B.V. organized in the Netherlands and GTR Brasil Participacoes Ltda. organized in Brasil. Global Timber NL, B.V. was organized to hold ownership interests in GTR Brasil Participacoes Ltda. GTR Brasil Participacoes Ltda. was organized to hold ownership interests in Brasilwood Reflorestamento S.A. organized in Brazil to hold timber related investments. Global Timber International, LLC was organized to hold ownership interests in the following entities organized to hold alternative investments: Brusno Maszny Sp. Zoo organized in Poland, Ipopema 95 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych organized in Poland, Global Timber Spain, S.L. organized in Spain and GT Europe Cooperatief U.A. organized in the Netherlands.

(29)	TIAA Global Ag Holdco LLC was organized to hold the ownership interest in TIAA-CREF Global Agriculture LLC, TIAA-CREF Global Agriculture II LLC, Global Agriculture AIV (US) LLC and Global Agriculture II AIV (US) LLC which hold agricultural investments.

(30)

TIAA Alternative Holdings, LLC (“TAH”) was organized to hold ownership interests in the following entities: (i) AGR Partners LLC organized to manage agricultural investments, (ii) AGR Services LLC and (iii) CAM HR Resources LLC, each organized to employ personnel; (iv) Beaver Investment Holdings LLC which was organized to hold ownership interests in GreenWood Resources, Inc., (v) Global Ag AIV (CN) GP LLC organized to act as a general partner of Global Agriculture AIV (CN), LP, (vi) Global Ag II AIV GP LLC organized to act as a general partner of Global Agriculture II AIV, LP, (vii) GTR Investor Fund GP LLC organized to act as the general partner of Global Timber Resources Investor Fund, LP, (viii) U.S. Cities Fund GP LLC organized to act as a general partner of U.S. Cities Fund LP;(ix) TCGA BT AIV, LLC organized to act as the trustee of BCIMC (TCGA) Investment Trust and BCIMC (TCGA II) Investment Trust, each organized in British Columbia, Canada, (x) TCGA Investor Fund GP LLC organized to act as the general partner of TIAA-CREF Global Agriculture Investor Fund, LP, (xi) TCGA II Investor Fund GP LLC, which acts as the general partner of Global Agriculture II Investor Fund, LP, (xii) TH Property Holdings, L.L.C. organized to hold ownership interests in CASA Partners VI GP, LLC organized to act as a general partner of CASA Partners VI, LP and as the manager of ML CASA VI Management, LLC, CASA Partners VII GP, LLC, organized to act as a general partner of a limited partnership, CASA Student Housing Fund GP, LLC organized to act as a general partner of CASA Student Housing Fund, LP, Global Investors GP II, L.L.C. organized to act as a general partner of CASA Partners V, LP and as the manager of ML CASA V Management, LLC, Global Investors GP IV, L.L.C. organized to act as a general partner of North American Property Fund, L.P., Global Investors GP, L.L.C. organized to act as a general partner of CASA Grande Investments II, LP organized in Illinois, CASA Partners III, L.P. organized in Illinois, CASA Partners IV, L.P., Special Account-U, L.P. and as the manager of ML CASA III Management, LLC and ML CASA IV Management, LLC, (xiii) TH Real Estate Global LLC organized to hold ownership interests in TH Real Estate U.S. Strategic Industrial Fund I LP; (xiv) TIAA Global Ag Special Member LLC organized to act as a special member of Global Agriculture AIV LLC organized to hold ownership interests in Global Ag US Corp. and Global Agriculture AIV (US) LLC organized to hold ownership interests in Global Ag Properties USA LLC, (xv) TIAA-CREF Alternatives Advisors, LLC, (xvi) TIAA-CREF Alternatives Services, LLC,

Exhibit A

(xvii) TIAA-CREF International Holdings LLC, (xviii)Westchester Group Investment Management Holding Company, Inc. , (xix) Churchill Asset Management LLC and (xx) T-C U.S. Super Regional Mall Fund GP LLC organized to act as a general partner of T-C U.S. Super Regional Mall Fund LP organized as a real estate investment fund; (xxi) TGAM International GP LLC organized to act as a general partner of a limited partnership; (xxii) TH Real Estate U.S. Strategic Industrial Fund I GP, LLC organized to act as a general partner of TH Real Estate U.S. Strategic Industrial Fund I LP which in turn was organized to hold ownership interests in TH Real Estate U.S. Strategic Industrial Fund I Holdings, LLC organized to hold investments.

(31)	TIAA-CREF Alternatives Advisors, LLC was organized to advise on alternative investments.

(32)	TIAA-CREF Alternatives Services, LLC was organized (i) to provide administrative services for alternative investments and (ii) to serve as a general partner or a parent to general partner entities engaged in the sponsorship of unregistered real estate and real asset related pooled investment vehicles.

(33)	Beaver Investment Holdings, LLC was organized to hold ownership interests in GreenWood Resources, Inc.

(34)	GreenWood Resources, Inc. (“GWR”) is an advisor and manager of timber-related investments. GWR holds the ownership interest in the following entities: (i) GreenWood Resources Capital Management, LLC, a registered investment advisor; (ii) GWR-GTFF Investment LLC, the limited partner of GreenWood Tree Farm Fund, LP organized to hold ownership interests in legal entities which in turn own timber related investments; (iii) GTFF GP, LLC; (iv) GWR International Limited , organized in the United Kingdom to hold the ownership interests in (a) GWR China Ltd. organized in the British Virgin Islands to hold the ownership interests in (1) GreenWood Resources China Ltd. organized in Hong Kong to hold the ownership interests in GreenWood Resources Beijing Forestry Co. organized in China; (b) GWR Europe Limited. organized in the United Kingdom to hold the ownership interest in GreenWood Resources Poland sp z.o.o. organized in Poland.; (c) GWR SA, Ltd. organized in the British Virgin Islands to hold the ownership interest in GreenWood Resources Chile SpA organized in Chile; (v) Greenwood Resources Brasil, Ltda. organized in Brazil to provide property management services; (vi) GWR Property Management International, LLC organized to hold ownership interests in Greenwood Resources Brasil, Ltda. organized in Brazil; and (vii) Monterrey Forestal GWR SAS organized in Colombia to provide timber related investment and property management services.

(35)	730 Texas Forest Holdings, Inc. acts as general partner of the following entities organized in Texas, all of which own alternative investments: 730 Texas Timberlands, Ltd. and 730 Texas Timberlands II, Ltd.

(36)	Inception GP LLC acts as general partner of the following entities, all of which own interests in real estate funds: Inception Partners III, L.P., Inception Partners IV, L.P., Inception Partners V, L.P.

(37)	T-C 20 Hunter Street (AUS) Pty Ltd. was organized in Australia to act as the trustee of T-C 20 Hunter Street (AUS) Trust organized in Australia to hold real estate.

(38)	Envisage Information Systems, LLC was organized in New York and is a software development company.

(39)	T-C Europe Holdings, Inc. was organized to act as the general partner of T-C Europe, LP organized to hold investments.

Exhibit A

(40)	Nuveen, LLC (formerly known as, TIAA Global Asset Management, LLC was organized to hold the ownership interests in (i) Nuveen Services, LLC (formerly known as, TGAM Services, LLC organized to act employ personnel and to enter into commercial relationships pertaining to the provisions of shared services; (ii) TIAA-CREF Asset Management LLC; and (iii) Nuveen Finance, LLC (formerly known as, TIAA Asset Management Finance Company, LLC, which was organized to hold the ownership interests in Nuveen Holdings I, Inc. and Teachers Advisors, LLC.

(41)	Nuveen Holdings 1, Inc. was organized to hold the ownership interests in Nuveen Holdings, Inc.’s whose principal business operation is to hold Nuveen Investments, Inc. (“Nuveen” and together with its affiliates, the “Nuveen Group”). Nuveen directly or indirectly holds ownership interests in or otherwise controls the following entities:

•	Gresham Investment Management LLC (“GIM”), a U.S. Securities and Exchange Commission registered investment adviser, U.S. Commodity Futures Trading Commission registered commodity pool operator and U.S. Commodity Futures Trading Commission registered commodity trading advisor, and Gresham Asset Management LLC (“GAM” and together with GIM, “Gresham”) whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts, including the following investment vehicle subsidiaries, which are private funds formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen Group entity: The Gresham EJ Master Fund, Ltd., The ETAP Master Fund, Ltd., The Gresham G+ Master Fund, Ltd., The TAP WP Master Fund, Ltd., The Tap Master Fund Ltd., The Gresham A+ Master Fund, Ltd., The ETAP Fund, Ltd., The Gresham G+ Fund, Ltd., The Gresham A+ Fund, Ltd., The Gresham EJ Fund, Ltd., The Gresham Gold Plus Fund, Ltd., The TAP Fund, Ltd., The Onshore Gresham A+ Fund, LLC, The Strategic Commodities Fund II LLC, The ETAP Fund, LLC, The Gresham A+ Fund LLC, The Gresham DJF CommodityBuilder Fund, LLC, The Gresham G+ Fund, LLC, The Gresham Gold Plus Fund, LLC, The Gresham MTAP Commodity Builder Fund, LLC, The Onshore ETAP Fund, L.L.C., The Strategic Commodities Fund LLC, The TAP CommodityBuilder Fund, L.L.C., The Tap Fund, LLC, The TAP WP Fund, LLC, The Strategic Commodities Master Fund, Ltd., Strategic Commodities Fund, Ltd., Gresham CMS Fund, LLC. Gresham also provides services to the following investment vehicle subsidiary, which is an umbrella fund with segregated liability between sub-funds, established as a designated investment company under the laws of Ireland and formed to act as a vehicle for third party investors: Gresham Qualifying Investor Funds plc. The principal business operation of Gresham Investment Management Asia Pte. Ltd., which is a wholly owned subsidiary of GIM, is to provide sales and marketing services with respect to the investment advisory and management services offered by Gresham.

•	Tradewinds Global Investors, LLC, a U.S. Securities and Exchange Commission registered investment adviser, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. Tradewinds Global Investors, LLC provides services to the following investment vehicle subsidiary, which is a private fund formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen Group entity: The Tradewinds Institutional Investment Trust. The principal business operation of Nuveen Tradewinds Holdings, LLC is to hold Tradewinds Global Investors, LLC.

•	NWQ Investment Management Company, LLC, a U.S. Securities and Exchange Commission registered investment adviser, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. Nuveen NWQ Holdings, LLC’s principal business operation is to hold NWQ Partners, LLC. The principal business operation of NWQ Partners, LLC is to hold NWQ Investment Management Company, LLC.

•	Santa Barbara Asset Management, LLC, a U.S. Securities and Exchange Commission registered investment adviser, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.

Exhibit A

•	Winslow Capital Management, LLC (“WCM”), a U.S. Securities and Exchange Commission registered investment adviser, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. The principal business operation of Growth Capital GP I, LLC, which is a wholly owned subsidiary of WCM, is to provide management services to collective investment vehicles sponsored by the Nuveen Group (which currently facilitates primarily investments by Teachers Insurance and Annuity Association of America), including Growth Capital Fund I, L.P., which is a private fund formed to act as a vehicle for third party investors (but which currently facilitates primarily investments by Teachers Insurance and Annuity Association of America) where the investments of such vehicle are managed by a Nuveen Group entity. The principal business operation of Nuveen WCM Holdings, LLC is to hold WCM.

•	Symphony Asset Management LLC, a U.S. Securities and Exchange Commission registered investment adviser, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts, including each of the following investment vehicle subsidiaries, which are private funds formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen Group entity: Bravura 99 Fund, L.P., Core Plus Bond Fund, LLC, Overture 7 Fund, L.P., Rhapsody Fund, L.P., BayCity CLO Holdings, L.P., BayCity Convertible Arbitrage Master Fund, L.P., BayCity Convertible Bond Fund, L.P., BayCity Event Driven Opportunities Fund, L.P., BayCity Event Driven Opportunities Master Fund, L.P., BayCity Long Short Credit Fund, L.P., BayCity Senior Loan Fund, L.P., BayCity Small Cap Core Fund, L.P., BayCity Long Short Credit Unit Trust, BayCity Credit Opportunities Fund L.P., BayCity Corporate Arbitrage and Relative Value Fund, L.P., BayCity Customized Solution Fund R, L.P., BayCity Customized Solution Fund S, L.P.

•	Nuveen Investments Canada Co.’s principal business operation is to provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

•	Nuveen Investments Advisers, LLC, a U.S. Securities and Exchange Commission registered investment adviser, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.

•	Nuveen Global Investments Ltd. (“Nuveen Global”), U.K. FCA Registered Exempt CAD Firm, whose principal business operation is to provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates. The principal business operation of Nuveen Global Investments Holdings, LLC is to hold Nuveen Global.

•	Various members of the Nuveen Group provide services to Nuveen Global Investors Fund PLC, which is an umbrella fund with segregated liability between sub-funds, established as an open-ended investment company with variable capital organized under the laws of Ireland and formed to act as a vehicle for third party investors.

•	Nuveen Asset Management, LLC, a U.S. Securities and Exchange Commission registered investment adviser, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts, including each of the following investment vehicle subsidiaries, which are private funds formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen Group entity: Core Plus Bond Fund, LLC and Municipal Cash Portfolio LLC.

•	Nuveen Commodities Asset Management, LLC, a U.S. Commodity Futures Trading Commission registered commodity pool operator, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments), including each of the following investment vehicle subsidiaries, which are exchange-traded commodity pools formed to act as a vehicle for third party investors where the investments of such vehicle are managed by a Nuveen Group entity: Nuveen Long/Short Commodity Total Return Fund and Nuveen Diversified Commodity Fund.

Exhibit A

•	Nuveen Investments Holdings, Inc. whose principal business operation is to provide the shared service platform for all members of the Nuveen Group. This shared service platform includes administrative and operational services for Nuveen Investments Holdings, Inc. and the other members of the Nuveen Group.

•	Nuveen Fund Advisors, LLC, a U.S. Securities and Exchange Commission registered investment adviser and U.S. Commodity Futures Trading Commission registered commodity pool operator, whose principal business operation is to provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.

•	Nuveen Securities, LLC, a U.S. Securities and Exchange Commission registered broker-dealer and Financial Industry Regulatory Authority member, whose principal business operation is to act as a broker-dealer that distributes and/or underwrites Nuveen Group-sponsored investment vehicles and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients.

•	Nuveen Investment Solutions, Inc. is inactive.

•	Nuveen Alternative Investments, LLC was organized for Nuveen’s alternative investment business. It is the sole member of Middle Market Senior Loan Access Fund GP, LLC and CASA Student Housing Access Fund GP, LLC, which are general partners for Churchill Middle Market Senior Loan Access Fund, LP and CASA Student Housing Access Fund, LP.

(42)	TH Property Holdings, LLC was organized to own directly or indirectly ownership interests in the following entities organized to own or manage real estate-related investments:

Entity Name	Domestic Jurisdiction
1931 Norman Drive, L.L.C.	DE
BOA Partnership GP, L.L.C.	DE
BOA Partnership, L.P.	TX
Boston Road Manager, LLC	DE
Boston Road, LLC	DE
BV Apartments, L.L.C.	DE
CASA Grande Investments I, LLC	DE
CASA Grande Investments II, LP	IL
CASA III-Ross LLC	DE
CASA IV Acquisition, LLC	DE
CASA IV-Evets I Fund, LLC	DE
CASA Partners III, L.P.	IL
CASA Partners IV, L.P.	DE
CASA Partners V Holdings, L.L.C.	DE
CASA Partners V, LP	DE
CASA Partners VI GP, LLC	DE
CASA Partners VI Holdings, LLC	DE
CASA Partners VI, LP	DE
CASA Partners VII GP, LLC	DE
CASA Partners VII Holdings, LLC	DE
CASA Partners VII, LP	DE

Exhibit A

CASA Student Housing Fund GP, LLC	DE
CASA Student Housing Fund Holdings, LLC	DE
CASA Student Housing Fund, LP	DE
CASA VI 50WB, LLC	DE
Castle-Renaissance Borrower, LLC	MD
Castle-Renaissance, LLC	DE
CGL Banyan Bay, L.P.	DE
CGL Investments, LLC	DE
CGL Los Prados, L.P.	DE
CGL Management, LLC	DE
Chelmsford Commons Manager, LLC	DE
Chelmsford Commons, LLC	DE
Columbia Commons Apartments, L.P.	MD
Columbia Commons Funding, LLC	MD
Country Village Shopping Center, LLC	DE
CVII - Shoreline LLC	DE
CVII - Waterstone LLC	DE
DDR-SAU Retail Fund, L.L.C.	DE
Fordham Glen Apartments, LLC	DE
Forestwood Apartments, LLC	DE
Glenlake Club I, LLC	DE
Global Investors GP II, L.L.C.	DE
Global Investors GP IV, L.L.C.	DE
Global Investors GP, L.L.C.	DE
Innesbrook Apartments, LLC	DE
Mansion Apartments, LLC	DE
Metro Centre Office Park, L.L.C.	DE
ML CASA II Management, LLC	DE
ML CASA II, L.P.	DE
ML CASA III Management, LLC	DE
ML CASA III, L.P.	DE
ML CASA IV Management, LLC	DE
ML CASA IV, L.P.	DE
ML CASA V Management, LLC	DE
ML CASA V, L.P.	DE
ML CASA VI Management, LLC	DE
ML CASA VI, LP	DE
ML CASA VII Management, LLC	DE
ML CASA VII, LP	DE
MLVI Boca Vista Apartments, LLC	DE
MLVI Martha’s Vineyard Apartments, LLC	DE
MLVI Park Lake Apartments, LLC	DE

Exhibit A

MLVI Paseo Apartments, LLC	DE
MLVI Pointe At Crabtree Apartments, LLC	DE
MLVI Symphony Place Apartments, LLC	DE
NA Property Fund Holdings, L.L.C.	DE
North American Property Fund, L.P.	DE
Overlook At Woodholme Apartments, LLC	DE
Owings Park Apartments, LLC	DE
Park At City West Apartments, LLC	DE
Park At Winterset Apartments Funding, LLC	DE
Park At Winterset Apartments, LLC	DE
Pelican Cove Apartment Homes, LLC	DE
Pine Tree-SAU Retail Fund, L.L.C.	DE
Prairie Point Complex, L.L.C.	DE
Regency Dell Ranch Apartments, LLC	DE
Renaissance Plaza Castle, LLC	MD
Retail Housing IDF, LLC	DE
Rittenhouse Apartments, LLC	DE
River Oaks Apartments, LLC	DE
Runaway Bay, LLC	DE
San Regis, LLC	DE
Santa Fe Ranch, LLC	DE
SHF-33D North Apts, LLC	DE
SHF-Millennium One Apts, LLC	DE
SHF-The Rocks Apts, LLC	DE
Silverwood Apartments, LLC	DE
Special Account-U, L.P.	DE
Springing Druid, Inc.	DE
Stonegate Complex GP, L.L.C.	DE
Stonegate Complex, L.P.	DE
Sunpointe Cove, LLC	DE
TCAS Global Investments LLC	DE
TH Property Holdings, L.L.C.	DE
The Pointe At Chapel Hill Apartments, LLC	DE
TXCGL Properties, L.P.	DE
Vista Pointe Apartments, LLC	DE
Walk Apartments, LLC	DE
Waterford at The Lakes Apartments, LLC	DE
Waterford Park Apartments, LLC	DE

Exhibit A

(43)	T-C Waterford Blue Lagoon General Partner LLC was organized to enter into a joint venture with Waterford Blue Lagoon LP to own and manage real estate and to act as a General Partner of Waterford Blue Lagoon LP, which owns ownership interests in Waterford Blue Lagoon REIT General Partner LLC, Westland at Waterford REIT General Partner LLC and Waterford Core General Partner LLC. Waterford Blue Lagoon REIT General Partner LLC was organized to act as the General Partner of Waterford Blue Lagoon REIT LP. Westland at Waterford REIT General Partner LLC was organized to act as the General Partner of Westland at Waterford REIT LP. 701-703 Waterford General Partner LLC was organized to act as the General Partner of 701-703 Waterford Operating LP. 1000 Waterford General Partner LLC was organized to act as the General Partner of 1000 Waterford Operating LP. 5200 Waterford General Partner LLC was organized to act as the General Partner of 5200 Waterford Operating LP. 5201-5301 General Partner LLC was organized to act as the General Partner of 5201-5301 Waterford Operating LP. Westland at Waterford General Partner LLC was organized to act as the General Partner of Westland at Waterford Operating LP. Waterford Core General Partner LLC was organized to act as the General Partner of Waterford Core Operating LP.

(44)	T-C Illinois Street, LLC was organized to hold the ownership interests in ARE-San Francisco No. 43, LLC which was organized to act as a joint venture vehicle for real estate investments.

(45)	Lewis & Clark Timberlands, LLC was to hold direct/indirect ownership interests in the following entities which own timber related investments: L&C Log Co, LLC and L&C Tree Farms, LLC organized to hold the ownership interests in L&C TRS LLC organized to hold timber related investments.

(46)	TIAA GBS Holding LLC was organized to hold ownership interests in (i) TIAA GBS Singapore Holding Company Pte. Ltd. and (ii) TIAA Global Business Services (India) Private Limited. TIAA GBS Singapore Holding Company Pte. Ltd. was organized in Singapore to hold ownership interests in TIAA Global Business Services (India) Private Limited organized in India to provide certain information technology related services.

(47)	Churchill Asset Management LLC was organized to hold ownership interests in (i) CAM HR Resources LLC organized to employ personnel; (ii) Churchill Special Member LLC organized to act as a special member to its parent company; and (iii) TGAM Churchill Fund GP LLC which was organized to hold the ownership interests in (a) Churchill MMSLF Master, LP, organized to act as a member of Churchill MMSLF Funding 2, LLC (b) TGAM Churchill Middle Market Senior Loan Fund, LP organized to hold the ownership interests in Churchill MMSLF Funding I, LLC, (c) TGAM Churchill Middle Market Senior Loan Fund Offshore LP. organized in the Cayman Islands to hold the ownership interests in Churchill MMSLF Master, LP. which was organized in the Cayman Islands to hold the ownership interests in Churchill MMSLF Funding 2, LLC; and (d) TGAM Churchill Middle Market Senior Loan Fund K, LP organized to hold ownership interests in Churchill MMSLFK GT 1 and Churchill MMSLFK GT 2 organized to hold investments.

(48)	AGR Partners LLC was organized to hold ownership interests in (i) AGR Services LLC organized to employ personnel and (ii) TGAM Agribusiness Fund GP LLC which was organized to act as a general partner of limited partnerships organized to make private equity investments in agribusiness companies for international third party investors.

(49)	MyVest Corporation was organized to provide digital financial account management services.

Exhibit A

(50)	ND Properties, Inc. was organized to hold the ownership interests in ND Europe S.a.r.l. organized in Luxembourg, to hold ownership interests in Bruyeres I SAS, Bruyeres II SAS, ND Dutchco I (MegaPark) B.V., ND Europe Office Holding S.a.r.l, T-C Neuperlach Develoment S.a.r.l., T-C PEP Holding S.a.r.l., TIAA Lux 11 S.a.r.l., TIAA Lux 2 S.a.r.l., TIAA Lux 9 S.a.r.l, Villabe SAS. and indirect interests in investments. ND Europe Office Holding S.a.r.l. organized in Luxembourg to hold the ownership interests in the following Luxembourg entities which hold real estate investments: TIAA Lux 8 S.a.r.l, Cityhold Euro S.a.r.l. and Cityhold Office Partnership S.a.r.l. Cityhold Office Partnership S.a.r.l. holds direct/indirect ownership interests in the following entities which hold real estate investments:

Entity Name	Domestic Jurisdiction
70 St Mary Axe Unit Trust	Jersey
Abford House Unit Trust	Jersey
Cityhold Euro S.à r.l	Luxembourg
Cityhold Nymphe S.à r.l	Luxembourg
Cityhold Office Partnership S.à r.l	Luxembourg
Cityhold Participations S.à r.l	Luxembourg
Cityhold Peak Participations S.à r.l	Luxembourg
Cityhold Peak S.à r.l	Luxembourg
Cityhold Propco 10 S.à r.l	Luxembourg
Cityhold Propco 11 S.à r.l	Luxembourg
Cityhold Propco 12 S.à r.l	Luxembourg
Cityhold Propco 6 S.à r.l	Luxembourg

Exhibit A

Entity Name	Domestic Jurisdiction
Cityhold Propco 7 S.à r.l	Luxembourg
Cityhold Propco 9 S.à r.l	Luxembourg
Cityhold Sterling S.à r.l	Luxembourg
Cityhold UK Holding S.à r.l	Luxembourg
Cityhold UK Investment S.à r.l	Luxembourg
CLOF Victoria Nominee 1 Limited	United Kingdom
CLOF Victoria Nominee 2 Limited	United Kingdom
HV Freehold S.à r.l	Luxembourg
HV Properties S.à r.l	Luxembourg
KS Freehold S.à r.l	Luxembourg
KS Leasehold S.à r.l	Luxembourg
London Belgrave Unit Trust	Jersey
ND Europe Office Holding S.à r.l	Luxembourg
New Fetter Lane Unit Trust	Jersey
Paddington Central III Unit Trust	Jersey

Exhibit A

Entity Name	Domestic Jurisdiction
Roosevelt Participation S.à r.l	Luxembourg
SARL 154 rue de l’Université	France
SAS 36 rue La Fayette	France
SAS Courcelles 70	France
SAS Malachite	France
SAS Roosevelt	France
SAS rue de l’Universite 154	France
SNC Garnet-TIAA	France
SNC La Défense	France
SNC Lazuli	France
SNC Péridot	France
SNC Roosevelt	France
TIAA Lux 8 S.a.r.l.	Luxembourg
TIAA Lux 9 S.a.r.l.	Luxembourg

Unless otherwise indicated, entities referenced herein are domiciled in the State of Delaware

Exhibit A

Additional entities, comprised of joint ventures are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Entity Name	Owner Name	Ownership %
1000 Waterford General Partner LLC	Waterford Blue Lagoon Reit LP	100
1000 Waterford Operating LP	1000 Waterford General Partner LLC	0
1000 Waterford Operating LP	Waterford Blue Lagoon Reit LP	100
154 rue de l’Université	Rue de L’Universite 154	100
1608 Chestnut Partners, LP	T-C 1608 Chestnut General Partner LLC	1
1608 Chestnut Partners, LP	T-C 1608 Chestnut Limited Partner LLC	99
1867 Infrastructure Holdings Inc.	A-30 Canadian Transport Inc.	51
1867 Infrastructure Holdings Inc.	ACS Infrastructure Canada Inc.	49
1931 Norman Drive, L.L.C.	NA Property Fund Holdings, L.L.C.	100
36 rue La Fayette	Cityhold Office Partnership S.à r.l	100
400 Montgomery Investors, LLC	Harvest 400 Montgomery Investors, LLC	2.5
400 Montgomery Investors, LLC	T-C 400 Montgomery, LLC	97.5
485 Properties, LLC	Teachers Insurance and Annuity Association of America	100
5200 Waterford General Partner LLC	Waterford Blue Lagoon Reit LP	100
5200 Waterford Operating LP	5200 Waterford General Partner LLC	0
5200 Waterford Operating LP	Waterford Blue Lagoon Reit LP	100
5201-5301 Waterford General Partner LLC	Waterford Blue Lagoon Reit LP	100
5201-5301 Waterford Operating LP	5201-5301 Waterford General Partner LLC	0

Exhibit A

5201-5301 Waterford Operating LP	Waterford Blue Lagoon Reit LP	100
60 Great Portland Street Unit Trust	Cityhold UK Holding S.a.r.l.	99.4
60 Great Portland Street Unit Trust	Cityhold UK Investments S.a.r.l.	.60
70 St Mary Axe Unit Trust	Cityhold UK Holding S.à r.l	99.9
70 St Mary Axe Unit Trust	Cityhold UK Investment S.à r.l	0.1
701-703 Waterford General Partner LLC	Waterford Blue Lagoon Reit LP	100
701-703 Waterford Operating LP	701-703 Waterford General Partner LLC	0
701-703 Waterford Operating LP	Waterford Blue Lagoon Reit LP	100
703 Waterford General Partner LLC	TIAA	100
703 Waterford Operating LP	TIAA	100
730 Carroll, LLC	730 Power Development, LLC	100
730 Catsolar, LLC	TIAA SynGas, LLC	100
730 Cricket, LLC	730 Power Development, LLC	100
730 Data Centers, LLC	Teachers Insurance and Annuity Association of America	100
730 Databridge, LLC	730 Data Centers, LLC	100
730 Holdings, LLC	TIAA Board Of Overseers	100
730 Orion, LLC	TIAA SynGas, LLC	100
730 Power Development, LLC	Teachers Insurance and Annuity Association of America	100
730 Telecom LLC	Teachers Insurance and Annuity Association of America	100
730 Texas Forest Holdings, Inc.	Teachers Insurance and Annuity Association of America	100
730 Texas Timberlands II, Ltd.	730 Texas Forest Holdings, Inc.	0.5

Exhibit A

730 Texas Timberlands II, Ltd.	Teachers Insurance and Annuity Association of America	99.5
730 Texas Timberlands, Ltd.	730 Texas Forest Holdings, Inc.	0.5
730 Texas Timberlands, Ltd.	TIAA Timberlands I, LLC	99.5
730 Westlands, LLC	730 Power Development, LLC	100
8 Spruce Street GA Investor LLC	T-C GA Real Estate Holdings LLC	100
817 Broadway Holdings LLC	TREA 817 Broadway Investor MemberLLC	66.7
817 Broadway Owner LLC	817 Broadway Holdings LLC	100
A-30 Canadian Transport Inc.	TIAA Infrastructure Investments, LLC	100
Abford House Unit Trust	Cityhold Participations S.à r.l	5
Abford House Unit Trust	Cityhold Peak S.à r.l	95
Actgas, LLC	TIAA Oil And Gas Investments, LLC	100
Active Extension Fund I, LLC	Teachers Insurance and Annuity Association of America	100
Active Extension Fund III, LLC	Teachers Insurance and Annuity Association of America	100
Actoil Bakken, LLC	TIAA Oil And Gas Investments, LLC	100
Actoil Colorado, LLC	TIAA Oil And Gas Investments, LLC	100
Actoil Utica, LLC	TIAA Oil And Gas Investments, LLC	100
Actoil, LLC	TIAA Oil And Gas Investments, LLC	100
ADAMAS S.A.	Pazenrol SA	100
ADAMAS S.A.	PSZENROL S.A.	100
Adastra Management Inc.	Darrin Foster	15

Exhibit A

Adastra Management Inc.	Evelyn Burnett	15
Adastra Management Inc.	Karl Rumpf	15
Adastra Management Inc.	Kevin Orriss	15
Adastra Management Inc.	Polar Star Canadian Oil and Gas Holding, Inc.	40
Adeoti Empreendimentos Imobiliários Ltda	T-C JK I LLC	51
Adeoti Empreendimentos Imobiliários Ltda	T-C JK II LLC	49
AGAT Spółka z o.o.	Dangro Invest A/S	100
AGR Agricultural Investments LLC	Occator Agricultural Properties, LLC	100
AGR Partners LLC	Ejnar Knudsen	25
AGR Partners LLC	TIAA Alternative Holdings, LLC	75
AGR Services LLC	AGR Partners LLC	99
AGR Services LLC	TIAA Alternative Holdings, LLC	1
AGRA Spółka z o.o.	Dangro Invest A/S	100
AGRAMAX Spółka z o.o.	Dangro Invest A/S	100
Agricola Ag II Limitada	Mulpun S.A.	0.001
Agricola Ag II Limitada	TIAA-CREF Global Agriculture II LLC	99.999
AGRIFARM Spółka z o.o.	Dangro Invest A/S	100
AGRO - DUBLINY SP. Z O.O.	Dangro Invest A/S	100
Agrobio Investimentos e Participações S.A.	Cosan S.A. Industria E Comercio	0.01
Agrobio Investimentos e Participações S.A.	Tellus Brasil Participações S.A.	100
AGROLAND Spółka z o.o.	Dangro Invest A/S	100

Exhibit A

AGROPOL Spółka z o.o.	Pazenrol SA	100
AGROSERVICE Spółka z o.o.	Dangro Invest A/S	100
Aguas da Ponte Alta S.A.	Administração de Participações Aguassanta Ltda	100
Aguas da Ponte Alta S.A.	Cosan S.A. Industria E Comercio	0.01
AGW Empreendimentos e Participações S.A.	Cosan S.A. Industria E Comercio	0.01
AGW Empreendimentos e Participações S.A.	Janus Brasil Participacoes, S.A.	99.99
Ala Moana Holding, LLC	T-C Pearl Investor LLC	12.5
Almond Processors, LLC	Teachers Insurance and Annuity Association of America	100
Alta Loma Vineyard LLC	Silverado WineGrowers, LLC	100
AMAL Spółka z o.o.	Dangro Invest A/S	100
AMBER SP. Z O.O.	Adamas SA	100
Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	TH RE Group Holdings Limited	100
AREFM (BVI) Limited	Alpha Investment Partners (BVI) Limited	50
AREFM (BVI) Limited	TH RE Group Holdings Limited	50
ARE-San Francisco No. 43, LLC	Alexandria Real Estate Equities, L.P.	60
ARE-San Francisco No. 43, LLC	T-C Illinois Street, LLC	40
ARE-SD Region No. 28, LLC	Alexandria Real Estate Equities, L.P.	55
ARE-SD Region No. 28, LLC	TREA Campus Pointe 1, LLC	45
Aroeira Propriedades Agrícolas Ltda	Cosan S.A. Industria E Comercio	0.01
Aroeira Propriedades Agrícolas Ltda	Janus Brasil Participacoes, S.A.	99.99
Arpeggio Fund	Symphony Asset Management LLC	100
Arroyo Loma, LLC	Silverado Premium Properties, LLC	100

Exhibit A

AUB (CASA VI) Investment Fund, LLC	Arab Fund for Economic and Social Development	16.6251
AUB (CASA VI) Investment Fund, LLC	Shuaib Holdings	0.2494
AUB (CASA VI) Investment Fund, LLC	The Public Institution for Social Security	83.1255
BayCity CLO Holdings, L.P.	Symphony Asset Management LLC	0
Baycity Convertible Arbitrage Master Fund, L.P.	Non-TIAA 3rd Party LPs	99.89
Baycity Convertible Arbitrage Master Fund, L.P.	Symphony Asset Management LLC	0.11
BayCity Convertible Bond Fund, L.P.	Symphony Asset Management LLC	1.02
BayCity Corporate Arbitrage and Relative Value Fund, L.P.	Symphony Asset Management LLC	0
BayCity Credit Opportunities Fund L.P.	Symphony Asset Management LLC	0
BayCity Customized Solution Fund R, L.P.	Symphony Asset Management LLC	0.009
BayCity Customized Solution Fund S, L.P.	Symphony Asset Management LLC	0.009
BayCity Event Driven Opportunities Fund, L.P.	Symphony Asset Management LLC	0.48
BayCity Event Driven Opportunities Master Fund, L.P.	Non-TIAA 3rd Party LPs	99.93
BayCity Event Driven Opportunities Master Fund, L.P.	Symphony Asset Management LLC	0.07
BayCity Long Short Credit Fund, L.P.	Symphony Asset Management LLC	0.91
BayCity Long Short Credit Unit Trust	Non-TIAA Owners	100
BayCity Long Short Credit Unit Trust	Symphony Asset Management LLC	0
BayCity Senior Loan Fund L.P.	Symphony Asset Management LLC	0.01
BayCity Small Cap Core Fund, L.P.	Symphony Asset Management LLC	1.31
BCIMC (TCGA II) Investment Trust	8160309 Canda Inc, as Bare Trustee, Nominee and Agent fo The College Pension Plan (British Columbia),and several other entities	100

Exhibit A

BCIMC (TCGA) Investment Trust	8160309 Canda Inc, as Bare Trustee, Nominee and Agent fo The College Pension Plan (British Columbia),and several other entities	100
Beaver Investment Holdings LLC	TIAA Alternative Holdings, LLC	100
Bioinvestments Negócios e Participações	Cosan S.A. Industria E Comercio	0.01
Bioinvestments Negócios e Participações	Radar II Propriedades Agrícolas S.A.	99.99
Blue Ridge PP Condominium Association, Inc.	T-C Palomino Blue Ridge LLC	100
BOA Partnership GP, L.L.C.	NA Property Fund Holdings, L.L.C.	100
BOA Partnership, L.P.	BOA Partnership GP, L.L.C.	0.01
BOA Partnership, L.P.	NA Property Fund Holdings, L.L.C.	99.99
Boardman Tree Farm, LLC	GreenWood Tree Farm Fund, LP	100
Boca 10 A & B LLC	Boca 54 Land Associates LLC	100
Boca 10 C & D LLC	Boca 54 Land Associates LLC	100
Boca 11 A LLC	Boca 54 Land Associates LLC	100
Boca 54 Land Associates LLC	Flagler Boca 54 LLC	20
Boca 54 Land Associates LLC	TIAA 485 Boca 54 LLC	80
Boca 54 North LLC	Boca 54 Land Associates LLC	100
Boston Road Manager, LLC	CASA Partners VI Holdings, LLC	100
Boston Road, LLC	Boston Road Manager, LLC	100
Brasilwood Reflorestamento S.A.	GAPX Investimentos Ltda.	25
Brasilwood Reflorestamento S.A.	GTR Brasil Participacoes Ltda.	75
Bravura 99 Fund, L.P.	Symphony Asset Management LLC	47.25
BRKLYN NY 250 N 10th Street Owner LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
Broadleaf Timberland Investments, LLC	Teachers Insurance and Annuity Association of America	100

Exhibit A

Broadville SLU	Southern European Value Add Fund - Non-TIAA	100
Brusno Maszyny Sp. z.o.o.	Global Timber International, LLC	100
Brusno Resort Spolka Z Organiczona Odpowiedzialnoscia w Organizacji	Ipopema 95 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych (“FIZAN”)	100
Bruyeres I SAS	ND Europe S.à r.l	100
Bruyeres II SAS	ND Europe S.à r.l	100
BUDUS Spółka z o.o.	Pazenrol SA	100
BV Apartments, L.L.C.	CASA Grande Investments I, LLC	100
Cam HR Resources LLC	Churchill Asset Management LLC	99
Cam HR Resources LLC	TIAA Alternative Holdings, LLC	1
CASA Grande Investments I, LLC	Public Employees Retirement Association of Colorado - Non TIAA	50
CASA Grande Investments I, LLC	Utah State Retirement Investment Fund - Non TIAA	50
CASA Grande Investments II, LP	Global Investors GP, L.L.C.	0.0024
CASA Grande Investments II, LP	Public Employees Retirement Association of Colorado - Non TIAA	49.9988
CASA Grande Investments II, LP	Utah State Retirement Investment Fund - Non TIAA	49.9988
CASA III-Ross LLC	CASA Partners III, L.P.	100
CASA IV Acquisition, LLC	CASA Partners IV, L.P.	100
CASA IV-Evets I Fund, LLC	CASA Partners IV, L.P.	90
CASA IV-Evets I Fund, LLC	Evets I Fund, LLC	10
CASA Partners III, L.P.	AJ & Karen Richard	0.00004437
CASA Partners III, L.P.	Brian P. Eby	0.00006655
CASA Partners III, L.P.	Charles Wurtzebach	0.00066552

Exhibit A

CASA Partners III, L.P.	Daniel McDonough (Non-TIAA Henderson)	0.00004437
CASA Partners III, L.P.	Douglas G. Denyer	0.00017747
CASA Partners III, L.P.	Edward Pierzak	0.00011092
CASA Partners III, L.P.	Global Investors GP, L.L.C.	0
CASA Partners III, L.P.	James Martha	0.00017747
CASA Partners III, L.P.	James O’Brien (Non-TIAA Henderson)	0.00008874
CASA Partners III, L.P.	JP Rachmaninoff (Non-TIAA Henderson)	0.00008874
CASA Partners III, L.P.	Karen & Richard Sheehan	0.00008874
CASA Partners III, L.P.	Michael Schwaab	0.00013311
CASA Partners III, L.P.	Public Employees Retirement Association of Colorado - Non TIAA	22.184263
CASA Partners III, L.P.	Terry Senger	0.00002218
CASA Partners III, L.P.	Utah State Retirement Investment Fund - Non TIAA	33.276394
CASA Partners III, L.P.	Wisconsin Retirement System	44.368525
CASA Partners IV, L.P.	A. J. Richard	0.0024
CASA Partners IV, L.P.	Brian P. Eby	0.0024
CASA Partners IV, L.P.	Charles Wurtzebach	0.0244
CASA Partners IV, L.P.	Daniel McDonough (Non-TIAA Henderson)	0.0024
CASA Partners IV, L.P.	Edward Pierzak	0.0049
CASA Partners IV, L.P.	Global Investors GP, L.L.C.	0
CASA Partners IV, L.P.	Honeywell	14.6156
CASA Partners IV, L.P.	James Martha	0.0122
CASA Partners IV, L.P.	James O’Brien	0.0049

Exhibit A

CASA Partners IV, L.P.	JP Rachmaninoff (Non-TIAA Henderson)	0.0073
CASA Partners IV, L.P.	Kwiker Trust	0.0244
CASA Partners IV, L.P.	Michael Schwaab	0.0073
CASA Partners IV, L.P.	Nagy Pension	0.0244
CASA Partners IV, L.P.	Public Employees Retirement Association of Colorado - Non TIAA	24.3593
CASA Partners IV, L.P.	Susan Motowidlak	0.0049
CASA Partners IV, L.P.	Terry Senger	0.0049
CASA Partners IV, L.P.	Texas General Land Office - Non TIAA	12.1797
CASA Partners IV, L.P.	Utah State Retirement Investment Fund - Non TIAA	24.3593
CASA Partners IV, L.P.	Wisconsin Retirement System	24.3593
CASA Partners V Holdings, L.L.C.	CASA Partners V, LP	100
CASA Partners V, LP	A. J. Richard	0.0161
CASA Partners V, LP	Brian P. Eby	0.0064
CASA Partners V, LP	Daniel McDonough (Non-TIAA Henderson)	0.0064
CASA Partners V, LP	Edward Pierzak	0.0161
CASA Partners V, LP	Global Investors GP II, L.L.C.	0
CASA Partners V, LP	James Darkins (Non-TIAA Henderson)	0.029
CASA Partners V, LP	James Martha	0.0161
CASA Partners V, LP	James O’Brien (Non-TIAA Henderson)	0.0097
CASA Partners V, LP	Michael Sales (Non-TIAA Henderson)	0.0322
CASA Partners V, LP	Michael Schwaab	0.0161
CASA Partners V, LP	Public Employees Retirement Association of Colorado - Non TIAA	32.2061

Exhibit A

CASA Partners V, LP	Susan Motowidlak	0.0064
CASA Partners V, LP	Texas General Land Office - Non TIAA	19.3237
CASA Partners V, LP	Utah State Retirement Investment Fund - Non TIAA	48.3092
CASA Partners VI GP, LLC	TH Property Holdings, L.L.C.	100
CASA Partners VI Holdings, LLC	CASA Partners VI, LP	100
CASA Partners VI, LP	A. J. Richard	0.0077
CASA Partners VI, LP	AUB (CASA VI) Investment Fund, LLC	23.1028
CASA Partners VI, LP	Brian P. Eby	0.0029
CASA Partners VI, LP	CASA Partners VI GP, LLC	0
CASA Partners VI, LP	James Martha	0.0192
CASA Partners VI, LP	James O’Brien (Non-TIAA Henderson)	0.0192
CASA Partners VI, LP	Michael Sales (Non-TIAA Henderson)	0.0115
CASA Partners VI, LP	Michael Schwaab	0.0058
CASA Partners VI, LP	Public Employees Retirement Association of Colorado - Non TIAA	19.2044
CASA Partners VI, LP	Susan Motowidlak	0.0058
CASA Partners VI, LP	Taeuk Namkoong	0.0038
CASA Partners VI, LP	Terry Senger	0.0038
CASA Partners VI, LP	Utah State Retirement Investment Fund - Non TIAA	19.2044
CASA Partners VI, LP	Wisconsin Retirement System	38.4087
CASA Partners VII GP, LLC	TH Property Holdings, L.L.C.	100
CASA Partners VII Holdings, LLC	CASA Partners VII, LP	100
CASA Partners VII, LP	Public Employees Retirement Association of Colorado - Non TIAA	22.22

Exhibit A

CASA Partners VII, LP	Utah State Retirement Investment Fund - Non TIAA	33.33
CASA Partners VII, LP	Wisconsin Retirement System	44.45
CASA Student Housing Access Fund GP, LLC
CASA Student Housing Access Fund, LP	Non-TIAA 3rd Party LPs	100
CASA Student Housing Fund GP, LLC	TH Property Holdings, L.L.C.	100
CASA Student Housing Fund Holdings, LLC	CASA Student Housing Fund, LP	100
CASA Student Housing Fund, LP	CASA Student Housing Fund GP, LLC	0
CASA Student Housing Fund, LP	Teachers Insurance and Annuity Association of America	100
CASA VI 50WB, LLC	CASA Partners VI Holdings, LLC	100
Castel Guelfo II S.r.l.	Non-TIAA 3rd Party LPs	100
Castle-Renaissance Borrower, LLC	Renaissance Plaza Castle, LLC	100
Castle-Renaissance, LLC	CASA III-Ross LLC	100
CCAP Fund 3, L.P.	CCAP GP LLC	0
CCAP FUND 6 - 2015, L.P.	CCAP GP, LLC	0
CCAP FUND 6 - 2015, L.P.	Covariance Capital Management, Inc.	100
CCAP Fund 6-2016, L.P.	CCAP GP, LLC	0
CCAP Fund 6-2017, L.P.	CCAP GP, LLC	50
CCAP Fund 6-2017, L.P.	Covariance Capital Management, Inc.	50
CCAP FUND 8 - 2015, L.P.	CCAP GP, LLC	0
CCAP FUND 8 - 2015, L.P.	Covariance Capital Management, Inc.	100
CCAP Fund 8-2016, L.P.	Covariance Capital Management, Inc.	0
CCAP FUND 8-2017, L.P.	CCAP GP, LLC	50

Exhibit A

CCAP FUND 8-2017, L.P.	Covariance Capital Management, Inc.	50
CCAP Fund EF, LP	CCAP GP, LLC	0
CCAP Fund EF, LP	East Foundation	100
CCAP Fund EIP, L.P.	CCAP GP, LLC	0
CCAP Fund FI, L.P.	CCAP GP, LLC	0
CCAP Fund GE, L.P.	CCAP GP, LLC	0
CCAP Fund HFD (Cayman), Ltd.	CCAP GP, LLC	100
CCAP Fund HFD, L.P.	CCAP GP, LLC	0
CCAP Fund HFND (Cayman), Ltd.	CCAP GP, LLC	100
CCAP Fund HFND, L.P.	CCAP GP, LLC	0
CCAP Fund MRA (Cayman), Ltd.	CCAP GP, LLC	100
CCAP Fund MRA, L.P.	CCAP GP, LLC	0
CCAP Fund PDS (Cayman), Ltd.	CCAP GP, LLC	100
CCAP Fund PDS, L.P.	CCAP GP, LLC	0
CCAP GP, LLC	Covariance Capital Management, Inc.	100
CCM Series 2, LLC	Teachers Insurance and Annuity Association of America	100
CCM Series, LLC	Teachers Insurance and Annuity Association of America	100
CD (TCGA II) Investment Trust	Caisse De Depot Et Placement Du Quebec	100
Ceres Agricultural Properties, LLC	Teachers Insurance and Annuity Association of America	100
Cerpon Participações S.A.	Cosan S.A. Industria E Comercio	0.01
Cerpon Participações S.A.	Tellus Brasil Participações S.A.	100

Exhibit A

CGL Banyan Bay, L.P.	CGL Investments, LLC	99.99
CGL Banyan Bay, L.P.	CGL Management, LLC	0.01
CGL Investments, LLC	CASA Grande Investments I, LLC	100
CGL Los Prados, L.P.	CGL Investments, LLC	99.9
CGL Los Prados, L.P.	CGL Management, LLC	0.1
CGL Management, LLC	CASA Grande Investments I, LLC	100
Chalk Ridge Vineyard, LLC	Silverado Premium Properties, LLC	100
Chelmsford Commons Manager, LLC	CASA Partners VI Holdings, LLC	100
Chelmsford Commons, LLC	Chelmsford Commons Manager, LLC	100
China Designer Outlet Mall SA	Teachers Insurance and Annuity Association of America	10.89
Churchill Asset Management LLC	Durant D. Schwimmer	3.75
Churchill Asset Management LLC	Kenneth J. Kencel	15
Churchill Asset Management LLC	Alastair G.C. Merrick	1.25
Churchill Asset Management LLC	George F. Kurteson	2.5
Churchill Asset Management LLC	Christopher Cox	2.5
Churchill Asset Management LLC	TIAA Alternative Holdings, LLC	75
Churchill Middle Market Senior Loan Access Fund, LP	MMSL Access GP LLC	100
Churchill MMSLF Funding 1, LLC	TGAM Churchill Middle Market Senior Loan Fund, LP	100
Churchill MMSLF Funding 2, LLC	Churchill MMSLF Master, LP	100
Churchill MMSLF Master, LP	TGAM Churchill Fund GP LLC	50
Churchill MMSLF Master, LP	TGAM Churchill Middle Market Senior Loan Fund, Offshore LP	50

Exhibit A

Churchill MMSLFK GT 1	Delaware Trust Company	0
Churchill MMSLFK GT 1	TGAM Churchill Middle Market Senior Loan Fund K, LP.	100
Churchill MMSLFK GT 2	Delaware Trust Company	0
Churchill MMSLFK GT 2	TGAM Churchill Middle Market Senior Loan Fund K, LP.	100
Churchill Special Member LLC	Churchill Asset Management LLC	100
CIESZYSŁAW SP Z O.O.	Adamas SA	100
CISY Spółka z o.o.	Dangro Invest A/S	100
Cityhold Euro S.à r.l	Chapone S.à r.l (AP1)	3
Cityhold Euro S.à r.l	Chaptwo S.à r.l (AP2)	3
Cityhold Euro S.à r.l	Cityhold Office Partnership S.à r.l	88
Cityhold Euro S.à r.l	ND Europe Office Holding S.à r.l	6
Cityhold Nymphe S.à r.l	Cityhold Euro S.à r.l	100
Cityhold Office Partnership S.à r.l	Chapone S.à r.l (AP1)	25
Cityhold Office Partnership S.à r.l	Chaptwo S.à r.l (AP2)	25
Cityhold Office Partnership S.à r.l	ND Europe Office Holding S.à r.l	50
Cityhold Participations S.à r.l	Cityhold Sterling S.à r.l	100
Cityhold Peak Participations S.à r.l	Cityhold Sterling S.à r.l	100
Cityhold Peak S.à r.l	Cityhold Sterling S.à r.l	100
Cityhold Propco 10 S.à r.l	Cityhold Euro S.à r.l	100
Cityhold Propco 11 S.à r.l	Cityhold Euro S.à r.l	100
Cityhold Propco 12 S.à r.l	Cityhold Euro S.à r.l	100
Cityhold Propco 6 S.à r.l	Cityhold Sterling S.à r.l	100

Exhibit A

Cityhold Propco 7 S.à r.l	Cityhold Euro S.à r.l	100
Cityhold Propco 9 S.à r.l	Cityhold Euro S.à r.l	100
Cityhold Sterling S.à r.l	Cityhold Office Partnership S.à r.l	100
Cityhold UK Holding S.à r.l	Cityhold Office Partnership S.à r.l	100
Cityhold UK Investment S.à r.l	Cityhold UK Holding S.à r.l	100
CLOF II (No 1 Nominee) Limited	Henderson CLOF II (No 1 GP) Limited	100
CLOF Jersey General Partner Limited	Non-TIAA 3rd Party LPs	100
CLOF Jersey Nominee A Limited	Non-TIAA 3rd Party LPs	100
CLOF Jersey Nominee B Limited	Non-TIAA 3rd Party LPs	100
CLOF Victoria Nominee 1 Limited	London Belgrave Unit Trust	100
CLOF Victoria Nominee 2 Limited	London Belgrave Unit Trust	100
Columbia Commons Apartments, L.P.	CASA IV Acquisition, LLC	1
Columbia Commons Apartments, L.P.	CASA Partners IV, L.P.	99
Columbia Commons Funding, LLC	Columbia Commons Apartments, L.P.	100
Companhia Agrícola Botucatu	Cosan S.A. Industria E Comercio	0.01
Companhia Agrícola Botucatu	Janus Brasil Participacoes, S.A.	99.99
Core Plus Bond Fund, LLC	Nuveen Asset Management, LLC	0
Country Village Shopping Center, LLC	NA Property Fund Holdings, L.L.C.	100
Courcelles 70	Cityhold Office Partnership S.à r.l	100
Covariance Capital Management, Inc.	TIAA-CREF Redwood, LLC	100
Cozice sp zoo	Pazenrol SA	100
CPF 1511 Third Avenue LLC	CPF/UIR Joint Venture LLC	100

Exhibit A

CPF 636 Sixth Avenue LLC	CPF/UIR Joint Venture LLC	100
CPF 856 Market Street LLC	CPF/UIR Joint Venture LLC	100
CPF/UIR Joint Venture LLC	CPF/UIR JV Member LLC	51
CPF/UIR Joint Venture LLC	Union Investment Real Estate GmbH	49
CPF/UIR Joint Venture TRS LLC	U.S. Cities Retail Fund REIT LLC	100
CPF/UIR JV Member LLC	U.S. Cities Retail Fund Operating LP	100
CPPIB-TIAA U.S. Real Property Fund, L.P.	CPPIB US RE-2 GP	49
CPPIB-TIAA U.S. Real Property Fund, L.P.	T-C SMA I, LLC	1
CPPIB-TIAA U.S. Real Property Fund, L.P.	Teachers Insurance and Annuity Association of America	50
Cranston Investments SP. z.o.o.	Neptune Polish Property Venture BV	100
Crown Italy S.à r.l	Southern European Value Add Fund - Non-TIAA	100
Crown Lux S.à r.l	Southern European Value Add Fund - Non-TIAA	100
Crown Lux JV S.à r.l	Southern European Value Add Fund - Non-TIAA	100
Crown Spain S.à r.l	Southern European Value Add Fund - Non-TIAA	100
C-T REIT LLC	CPPIB-TIAA U.S. Real Property Fund, L.P.	99.99
C-T REIT LLC	Reit Shareholders	0.01
C-T Shenandoah LLC	C-T REIT LLC	100
CVII - Shoreline LLC	ML CASA VII, LP	100
CVII - Waterstone LLC	CASA Partners VII Holdings, LLC	100
Dangro Invest A/S	TEFF Investments BV	100
DDR-SAU Retail Fund, L.L.C.	Developer’s Diversified Realty	20
DDR-SAU Retail Fund, L.L.C.	Special Account-U, L.P.	80

Exhibit A

DDRTC Alexander Place LLC	DDRTC Holdings Pool 5 LLC	100
DDRTC Amity Square LLC	DDR TC LLC	15
DDRTC Amity Square LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	85
DDRTC Bellevue Place LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Birkdale Village LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Columbiana Station I LLC	DDRTC Holdings Pool 6 LLC	100
DDRTC Columbiana Station II LLC	DDRTC Holdings Pool 2 LLC	100
DDRTC Core Retail Fund, LLC	DDR TC LLC	15
DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006 LLC	85
DDRTC CP LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Creeks at Virginia Center LLC	DDRTC Holdings Pool 6 LLC	100
DDRTC Cypress Trace LLC	DDRTC Holdings Pool 6 LLC	100
DDRTC Eisenhower Crossing LLC	DDRTC Holdings Pool 5 LLC	100
DDRTC Fayette Pavilion I and II LLC	DDRTC Holdings Pool 6 LLC	100
DDRTC Fayette Pavilion III and IV LLC	DDRTC Holdings Pool 1 LLC	100
DDRTC Heritage Pavilion LLC	DDRTC Holdings Pool 6 LLC	100
DDRTC Hillsboro Square LLC	DDRTC Holdings Pool 5 LLC	100
DDRTC Holdings Pool 1 LLC	DDRTC Core Retail Fund, LLC	100
DDRTC Holdings Pool 2 LLC	DDRTC Core Retail Fund, LLC	100
DDRTC Holdings Pool 3 LLC	DDRTC Core Retail Fund, LLC	100
DDRTC Holdings Pool 4 LLC	DDR TC LLC	15
DDRTC Holdings Pool 4 LLC	TREA Retail Property Portfolio 2006 LLC	85

Exhibit A

DDRTC Holdings Pool 5 LLC	DDRTC Core Retail Fund, LLC	100
DDRTC Holdings Pool 6 LLC	DDRTC Core Retail Fund, LLC	100
DDRTC Market Place LLC	DDRTC Holdings Pool 1 LLC	100
DDRTC Marketplace at Mill Creek LLC	DDR TC LLC	15
DDRTC Marketplace at Mill Creek LLC	DDRTC Holdings Pool 1 LLC	100
DDRTC Marketplace at Mill Creek LLC	TREA Retail Property Portfolio 2006 LLC	85
DDRTC McFarland Plaza LLC	DDRTC Holdings Pool 5 LLC	100
DDRTC Naugatuck Valley SC LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Newnan Pavilion LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Overlook at King of Prussia LLC	DDRTC Holdings Pool 2 LLC	100
DDRTC River Ridge LLC	DDRTC Holdings Pool 2 LLC	100
DDRTC Shoppes at Lake Mary LLC	DDRTC Holidngs Pool 5 LLC	100
DDRTC T&C LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Turkey Creek LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Village Crossing LLC	DDRTC Holdings Pool 3 LLC	100
DDRTC Westside Centre LLC	DDRTC Holdings Pool 5 LLC	100
DDRTC Winslow Bay Commons LLC	DDRTC Holdings Pool 1 LLC	100
DDRTC Woodstock Square LLC	DDRTC Holdings Pool 1 LLC	100
Demeter Agricultural Properties II, LLC	Ceres Agricultural Properties, LLC	100
Demeter Agricultural Properties, LLC	Teachers Insurance and Annuity Association of America	100
Dionysus Properties, LLC	Teachers Insurance and Annuity Association of America	100
Dolphin Sub Corporation	TCT Holdings, Inc.	100

Exhibit A

Easley Investments SP. z.o.o.	Neptune Polish Property Venture BV	100
ECF Cube S.à r.l	European Cities Partnership SCSp	100
ECF Enox S.à r.l	European Cities Partnership SCSp	100
ECF Italian Venture S.à r.l	Megatrends European Holdings S.à r.l	100
ECF Waverelygate S.à r.l	Megatrends European Holdings S.à r.l	100
Eko Topola Sp. z o.o.	Ipopema 95 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych (“FIZAN”)	100
Energy Power Investment Company, LLC	Energy Power Partners I, L.P.	9.48
Energy Power Investment Company, LLC	North American Sustainable Energy Fund, L.P.	90.52
Enhanced Debt Carry (GP) S.a r.I.	TH RE Group Holdings Limited	100
Enhanced Debt Carry S.C.S.p	Enhanced Debt Carry (GP) S.a r.I.	100
Enhanced Debt Holding S.à r.l.	TIAA Henderson Real Estate Enhanced Debt Fund SCSp-SIF	100
Enhanced Debt Lending Limited	TIAA Henderson Real Estate Enhanced Debt Fund SCSp-SIF	100
Envisage Information Systems, LLC	Teachers Insurance and Annuity Association of America	100
EPP Renewable Energy LLC	Energy Power Investment Company, LLC	100
Erlangen Arcaden GmbH & Co. KG	Erlangen Arcaden Verwaltungs GmbH	5.1
Erlangen Arcaden GmbH & Co. KG	TIAA Lux 5 S.a.r.l.	94.9
Erlangen Arcaden Verwaltungs GmbH	TIAA Lux 5 S.a.r.l.	100
Esus Brasil Participações S. A.	Cosan S.A. Industria E Comercio	0.01
Esus Brasil Participações S. A.	Janus Brasil Participacoes, S.A.	100
EURL Olympe	Olympe (Holding)	100
EURL Servin	S.à r.l Servin (Holding)	100

Exhibit A

European Cities Partnership (GP) S.à.r.l.	TH RE Group Holdings Limited	100
European Cities Partnership SCSp	European Cities Partnership (GP) S.à.r.l.	100
FARMEX Spółka z o.o.	Pazenrol SA	100
Fashion Show Holding I, LLC	TREA Fashion Show Investor Member LLC	50
FCP-ASC Holdings, LLC	Teachers Insurance and Annuity Association of America	25.193
Fordham Glen Apartments, LLC	CASA Partners V Holdings, L.L.C.	100
Forestal GTR Chile Limitada	Global Timber SA LLC	100
Forestal Monterrey Colombia SAS	Global Timber Spain, S.L.	84
Forestal Monterrey Colombia SAS	Pizano, S.A.	16
Forestal y Agricola Silvoligna Chile Limitada	Renewable Timber Resources LLC	99.99
Forestwood Apartments, LLC	CASA Grande Investments II, LP	100
Four Oaks JV General Partner LLC	Four Oaks Place LP	100
Four Oaks Place LP	T-C Four Oaks General Partner LLC	1
Four Oaks Place LP	T-C Four Oaks Place LLC	50
Four Oaks Place Operating LP	Four Oaks Place REIT LP	100
Four Oaks Place Operating LP	Four Oaks REIT General Partner LLC	0
Four Oaks Place REIT LP	Four Oaks JV General Partner LLC	0
Four Oaks Place REIT LP	Four Oaks Place LP	100
Four Oaks Place TRS LLC	Four Oaks Place REIT LP	100
Four Oaks REIT General Partner LLC	Four Oaks Place REIT LP	100
GAP II NZ GP Limited	TIAA-CREF Alternatives Services, LLC	100
Ginza115 TMK	TGA Ginza 115 Holdings Pte. Ltd.	49

Exhibit A

Ginza115 TMK	TGA Ginza 115 Holdings Pte. Ltd.	100
Ginza115 TMK	TGA Ginza115 GK	51
Ginza115 Trust	Ginza115 TMK	100
Glenlake Club I, LLC	CASA Partners IV, L.P.	100
Global AG AIV (CN) GP LLC	TIAA Alternative Holdings, LLC	100
Global AG II AIV GP LLC	TIAA Alternative Holdings, LLC	100
Global AG II FFI LLC	TIAA-CREF Global Agriculture II LLC	100
Global AG II US Corp.	Global Agriculture II AIV, LP	100
Global AG Properties Australia Pty, Ltd	TIAA-CREF Global Agriculture LLC	100
Global Ag Properties Australia Trust	TIAA-CREF Global Agriculture LLC	100
Global Ag Properties II Australia Pty Ltd.	TIAA-CREF Global Agriculture II LLC	100
Global Ag Properties II Australia Trust	TIAA-CREF Global Agriculture II LLC	100
Global Ag Properties II New Zealand Limited Partnership	GAP II NZ GP Limited	0
Global AG Properties II USA LLC	Global AG II US Corp.	50
Global AG Properties II USA LLC	Global Agriculture II AIV (US) LLC	50
Global AG Properties USA LLC	Global AG US Corp.	57.5
Global AG Properties USA LLC	Global Agriculture AIV (US) LLC	42.5
Global AG US Corp.	Global Agriculture AIV (CN), LP	43.5
Global AG US Corp.	Global Agriculture AIV LLC	56.5
Global Agriculture AIV (CN), LP	bcIMC Renewable Resource Investment Trust	49.995
Global Agriculture AIV (CN), LP	CDP Infrastructures Fund G.P.	49.995

Exhibit A

Global Agriculture AIV (CN), LP	Global AG AIV (CN) GP LLC	0.01
Global Agriculture AIV (US) LLC	TIAA Global AG Holdco LLC	98.1
Global Agriculture AIV (US) LLC	TIAA Global AG Special Member LLC	0
Global Agriculture AIV LLC	AVWL	15.4
Global Agriculture AIV LLC	Chaptwo S.à r.l (AP2)	69.2
Global Agriculture AIV LLC	NPS Korea	15.4
Global Agriculture AIV LLC	TIAA Global AG Special Member LLC	0
Global Agriculture II AIV (US) LLC	TIAA Global AG Holdco LLC	100
Global Agriculture II AIV (US) LLC	TIAA Global AG II Special Member LLC	0
Global Agriculture II AIV, LP	Global AG II AIV GP LLC	50
Global Agriculture II AIV, LP	TIAA Global AG II Special Member LLC	0
Global Agriculture II Investor Fund, LP	TCGA II Investor Fund GP LLC	100
Global Agriculture II Investor Fund, LP	TIAA-CREF Alternatives Advisors, LLC	0
Global Investors GP II, L.L.C.	TH Property Holdings, L.L.C.	100
Global Investors GP IV, L.L.C.	TH Property Holdings, L.L.C.	100
Global Investors GP, L.L.C.	TH Property Holdings, L.L.C.	100
Global Timber International, LLC	Global Timber Resources LLC	100
Global Timber NL, B.V.	GT Europe Cooperatief U.A.	100
Global Timber Resources Investor Fund, LP	GTR Investor Fund GP LLC	50
Global Timber Resources Investor Fund, LP	GTR Special Member Holdco LLC	0
Global Timber Resources LLC	AP2 Global Timber LLC	7.497
Global Timber Resources LLC	BAEK SICAV FIS-Timber I	4.498

Exhibit A

Global Timber Resources LLC	CDP Global Timber LLC	22.492
Global Timber Resources LLC	Certain HNW Investors	0.525
Global Timber Resources LLC	Global Timber Resources Investor Fund, LP	3.741
Global Timber Resources LLC	Tameside Metropolitan Borough Council as Administering Authority of the Greater Manchester Pension Fund	7.497
Global Timber Resources LLC	The Lincoln National Life Insurance Company	3.749
Global Timber Resources LLC	TIAA GTR Holdco LLC	50
Global Timber SA LLC	Global Timber Resources LLC	100
Global Timber Spain, S.L.	Global Timber International, LLC	100
Gravitas Holdings PCC Limited	PIFSS Investment Holdings - Non-TIAA	100
Green River PP Condominium Association, Inc.	T-C Palomino Green River LLC	100
GreenWood Resources Beijing Forestry Co.	GreenWood Resources China Ltd. (HK)	100
Greenwood Resources Brasil, Ltda.	GreenWood Resources, Inc.	1
Greenwood Resources Brasil, Ltda.	GWR Property Management International, LLC	99
GreenWood Resources Capital Management, LLC	GreenWood Resources, Inc.	100
GreenWood Resources Chile SpA	Carlos Sierra	5
GreenWood Resources Chile SpA	GWR SA Ltd (BVI)	95
GreenWood Resources China Ltd. (HK)	GWR China Ltd. (BVI)	100
GreenWood Resources Poland sp z.o.o.	GWR Europe Limited	100
GreenWood Resources, Inc.	Beaver Investment Holdings LLC	80
GreenWood Resources, Inc.	Brian Stanton	2.0074
GreenWood Resources, Inc.	Carlos Sierra	0.5351

Exhibit A

GreenWood Resources, Inc.	Clark S. Binkley	5.671
GreenWood Resources, Inc.	Cory Boswell (Non-TIAA)	0.1115
GreenWood Resources, Inc.	Don Rice (Non-TIAA)	0.5351
GreenWood Resources, Inc.	Hunter Brown	1.349
GreenWood Resources, Inc.	Jake Eaton (Non-TIAA)	0.5351
GreenWood Resources, Inc.	Jeffery Lee Nuss	7.5053
GreenWood Resources, Inc.	Lincoln Bach	0.8919
GreenWood Resources, Inc.	Marc Hiller	0.5351
GreenWood Resources, Inc.	Rich Shuren (Non-TIAA)	0.1255
GreenWood Tree Farm Fund, LP	GWR-GTFF Investment, LLC	0.58
Gresham CMS Fund, LLC	Gresham Asset Management LLC	0.02
Gresham CMS Fund, LLC	Teachers Insurance and Annuity Association of America	99.98
Gresham Investment Management Asia Pte Ltd.	Gresham Investment Management LLC	59
GreshamQuant-ACAT Fund, LLC	Non-TIAA Owners	100
Gropius Passagen GmbH & Co. KG	Gropius GmbH	0
Gropius Passagen GmbH & Co. KG	Gropius S.a.r.l.	99.8
Gropius Passagen GmbH & Co. KG	TIAA Lux 11 S.a.r.l.	0.16
Gropius Passagen GmbH & Co. KG	Unibail-Rodamco Beteiligungs GmbH (MFI Deutschland GmbH)	0.04
Gropius Passagen Verwaltungs GmbH	TIAA Lux 11 S.a.r.l.	80
Gropius Passagen Verwaltungs GmbH	Unibail-Rodamco Beteiligungs GmbH (MFI Deutschland GmbH)	20
Gropius S.a.r.l.	TIAA Lux 11 S.a.r.l.	80

Exhibit A

Gropius S.a.r.l.	Unibail-Rodamco Beteiligungs GmbH (MFI Deutschland GmbH)	20
Growth Capital Fund I, L.P.	Teachers Insurance and Annuity Association of America	94
Growth Capital GP I, LLC	Winslow Capital Management, LLC	100
GT Europe Cooperatief U.A.	Global Timber International, LLC	99
GT Europe Cooperatief U.A.	Global Timber Resources LLC	1
GTFF GP, LLC	GreenWood Resources, Inc.	100
GTFF Mill Corp.	GreenWood Tree Farm Fund, LP	100
GTR Brasil Participacoes Ltda.	Global Timber NL, B.V.	99
GTR Brasil Participacoes Ltda.	GT Europe Cooperatief U.A.	1
GTR Investor Fund GP LLC	TIAA Alternative Holdings, LLC	100
GTR Special Member Holdco LLC	TIAA-CREF Asset Management LLC	100
GWR China Ltd. (BVI)	GWR International Limited	100
GWR Europe Limited	GWR International Limited	100
GWR International Limited	GreenWood Resources, Inc.	100
GWR Property Management International, LLC	GreenWood Resources, Inc.	100
GWR SA Ltd (BVI)	GWR International Limited	100
GWR-GTFF Investment, LLC	GreenWood Resources, Inc.	100
Helios Brasil Participacoes, Ltda	TIAA-CREF Global Agriculture II BR, LLC	0.01
Helios Brasil Participacoes, Ltda	TIAA-CREF Global Agriculture II LLC	99.99
Henderson Administration Services Limited	TH RE Group Holdings Limited	100
Henderson Asia Pacific Indirect Property Fund Management S.a.r.l.	TH RE AIFM Group Limited	100

Exhibit A

Henderson Beteiligung Verwaltungs GmbH	TH RE Group Holdings Limited	100
Henderson CLOF II (GP) Limited	TH RE Group Holdings Limited	100
Henderson CLOF II (No 1 GP) Limited	TH RE Group Holdings Limited	100
Henderson CLOF II (No 2 GP) Limited	TH RE Group Holdings Limited	100
Henderson CLOF II (No 3 GP) Limited	TH RE Group Holdings Limited	100
Henderson CLOF II Partnership LP	AIMCO (FREP 1 (General) Ltd)	6
Henderson CLOF II Partnership LP	AIMCO (FREP 1 PX General Ltd)	6
Henderson CLOF II Partnership LP	CLOF II JPUT	6
Henderson CLOF II Partnership LP	Elo Mutual Pension Insurance Company	6
Henderson CLOF II Partnership LP	Henderson Property UK AIFM Limited	6
Henderson CLOF II Partnership LP	T-C Lux Investments GP S.à r.l.	6
Henderson CLOF II Vanquish Limited	Henderson CLOF II (GP) Limited	100
Henderson European Retail Property Fund Management S.a.r.l.	Henderson Global Investors (International Holdings) B.V	15.6
Henderson European Retail Property Fund Management S.a.r.l.	TH RE AIFM Group Limited	84.4
Henderson Funds Management (Jersey) Limited	TH RE AIFM Group Limited	100
Henderson Funds Management Vanquish (Jersey) Limited	Henderson Funds Management (Jersey) Limited	100
Henderson Funds Management Vanquish II (Jersey) Limited	Henderson Funds Management (Jersey) Limited	100
Henderson Global Investors Immobilien Austria GmbH	TH RE Group Holdings Limited	65
Henderson Global Investors Immobilien Austria GmbH	Wiener Stadtische (Non-TIAA)	35
Henderson Global Investors Property (No.2) Limited	HGI Immobilien GmbH	100
Henderson Global Property (No.2) Limited	HGI Immobilien GmbH	100
Henderson Indirect Property Fund (Europe) Management S.a.r.l.	TH RE AIFM Group Limited	100

Exhibit A

Henderson Joint Ventures Property Funds Management S.a.r.l.	TH RE Group Holdings Limited	100
Henderson Matador LP General Partner Limited	TH RE Group Holdings Limited	100
Henderson OMP (GP) Limited	TH RE Group Holdings Limited	100
Henderson Property Management (Jersey) Limited	TH RE AIFM Group Limited	100
Henderson Property Management Company (Luxembourg) No 1 S.à r.l	Henderson Holdings Group B.V. (Non-TIAA)	5.1
Henderson Property Management Company (Luxembourg) No 1 S.à r.l	TH RE AIFM Group Limited	94.9
Henderson Property Nominees Limited	TH RE Group Holdings Limited	100
Henderson Property UK AIFM Limited	TH RE AIFM Group Limited	100
Henderson Real Estate Asset Management Limited	TH RE FCACO Limited	100
Henderson Real Estate Singapore Private Limited	TH RE Group Holdings Limited	100
Henderson Shopping Center Verwaltungs GmbH	Henderson Real Estate Asset Management Limited	100
Henderson UK OM (LP1) (GP) Limited	TH RE Group Holdings Limited	100
Henderson UK OM (LP1) Limited	Henderson UK OM (LP1) (GP) Limited	100
Henderson UK OM (LP2) (GP) Limited	TH RE Group Holdings Limited	100
Henderson UK OM (LP2) Limited	Henderson UK OM (LP2) (GP) Limited	100
Henderson UK OM (LP3) (GP) Limited	TH RE Group Holdings Limited	100
Henderson UK OM (LP3) Limited	Henderson UK OM (LP3) (GP) Limited	100
Henderson UK Outlet Mall Partnership, LP	Allianz Lebensversicherungs- AG	10
Henderson UK Outlet Mall Partnership, LP	Allianz Private Krankenversicherungs-AG	10
Henderson UK Outlet Mall Partnership, LP	Allianz Versicherungs-AG	10
Henderson UK Outlet Mall Partnership, LP	Henderson UK Property Investment LP	10

Exhibit A

Henderson UK Outlet Mall Partnership, LP	HGI OMP UK Limited (Non-TIAA)	100
Henderson UK Outlet Mall Partnership, LP	McArthurGlen European Development Limited	10
Henderson UK Outlet Mall Partnership, LP	MGE Three UK Projects LLC	10
Henderson UK Outlet Mall Partnership, LP	Nauplius Investment Holding Unit Trust	10
Henderson UK Outlet Mall Partnership, LP	Outlet Mall Sub Group Holding No. 6 S.à r.l.	10
Henderson UK Outlet Mall Partnership, LP	Stichting Pensioenfonds Metaal en Techniek	10
Henderson UK Outlet Mall Partnership, LP	T-C Lux Investments GP S.à r.l.	10
HGI Immobilien GmbH	R&V Lebensversicherung AG	50
HGI Immobilien GmbH	TH RE Group Holdings Limited	50
Hobson Avenue Vineyard, LLC	Silverado Premium Properties, LLC	100
HPF-GLB Fund II, LLC	GLB HA II, LLC (Non-TIAA)	25
HPF-GLB Fund II, LLC	NA Property Fund Holdings, L.L.C.	75
HSCF Exeter (Jersey) Limited	Non-TIAA 3rd Party LPs	100
HSCF Feeder (Jersey) Limited	Non-TIAA 3rd Party LPs	100
HV Freehold S.à r.l	HV Properties S.à r.l	100
HV Properties S.à r.l	Cityhold Sterling S.à r.l	100
I 595 Toll Road, LLC	TIAA Infrastructure Investments, LLC	100
IAI Australia Fund II Pty, Ltd	International Agricultural Investors Fund II, LLC	100
IAI Australia Fund II Trust	International Agricultural Investors Fund II, LLC	100
IAI Australia Pty, Ltd	International Agricultural Investors, LLC	100
IAI Australia Trust	International Agricultural Investors, LLC	100

Exhibit A

IAI USA Fund II, LLC	International Agricultural Investors Fund II, LLC	100
IAI USA, LLC	International Agricultural Investors, LLC	100
Inception GP LLC	Teachers Insurance and Annuity Association of America	100
Inception Partners III, LP	Inception GP LLC	0
Inception Partners III, LP	Teachers Insurance and Annuity Association of America	100
Inception Partners IV, LP	Inception GP LLC	0
Inception Partners IV, LP	Teachers Insurance and Annuity Association of America	49
Inception Partners V, LP	Inception GP LLC	0
Inception Partners V, LP	Teachers Insurance and Annuity Association of America	49
Infra Alpha LLC	Teachers Insurance and Annuity Association of America	100
Innesbrook Apartments, LLC	CASA Partners V Holdings, L.L.C.	100
International Agricultural Investors Fund II, LLC	Ceres Agricultural Properties, LLC	99.0099
International Agricultural Investors Fund II, LLC	Cozad Asset Management, Inc.	0.143
International Agricultural Investors Fund II, LLC	Global Agricultural Partners, Inc.	0.7151
International Agricultural Investors Fund II, LLC	Helgram Investments, LLC	0.132
International Agricultural Investors, LLC	Ceres Agricultural Properties, LLC	99.2392
International Agricultural Investors, LLC	Cozad Asset Management, Inc.	0.1103
International Agricultural Investors, LLC	Global Agricultural Partners, Inc.	0.5513
International Agricultural Investors, LLC	Helgram Investments, LLC	0.0992
International Agricultural Management, LLC	Helgram Investments, LLC	50

Exhibit A

International Agricultural Management, LLC	Westchester Group Investment Management, Inc.	50
Investimenti Commerciali Meraville S.r.l.	T-C Meraville S.r.l.	100
IPOPEMA 87 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych	Renewable Timber Europe, LLC	99
IPOPEMA 87 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych	Renewable Timber Resources LLC	1
Ipopema 95 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych (“FIZAN”)	Global Timber International, LLC	100
Iris Brasil Participacoes Ltda.	Helios Brasil Participacoes, Ltda	99.99
Iris Brasil Participacoes Ltda.	TIAA-CREF Global Agriculture II BR, LLC	0.01
IRUS Castel Guelfo Srl	Non-TIAA 3rd Party LPs	100
IRUS Lubon Sp. Z.o.o.	Neptune Polish Property Venture BV	100
IRUS Vicolungo II Srl (to be renamed Neptune Vicolungo II Srl)	Neptune Vicolungo S.r.l.	100
IRUS Vicolungo III Srl (to be renamed Neptune Vicolungo III Srl)	Neptune Vicolungo S.r.l.	100
IRUS Vicolungo S.r.l. (to be renamed Neptune Vicolungo I S.r.l.)	Neptune Vicolungo S.r.l.	100
Islazul Centro Comercial S.L	Islazul HoldCo S.L	100
Islazul General Partner S.à.r.l.	TH RE Group Holdings Limited	100
Islazul HoldCo S.L	Islazul Joint Venture S.à r.l.	100
Islazul Joint Venture Feeder Société en Commandite Spéciale	Islazul General Partner S.à.r.l.	95
Islazul Joint Venture Feeder Société en Commandite Spéciale	Teachers Insurance and Annuity Association of America	5
Islazul Joint Venture S.à r.l.	Islazul Joint Venture Feeder Société en Commandite Spéciale	100
Janus Brasil Participacoes, S.A.	Cosan S.A. Industria E Comercio	51
Janus Brasil Participacoes, S.A.	Helios Brasil Participacoes, Ltda	94.45
Janus Brasil Participacoes, S.A.	Iris Brasil Participacoes Ltda.	49

Exhibit A

Janus Brasil Participacoes, S.A.	Radar Propriedades Agricolas SA	5.55
JAROSŁAWSKO I	Adamas SA	100
JAROSŁAWSKO II	Adamas SA	100
JASIONNO Spółka z o.o.	Adamas SA	100
Jatobá Propriedades Agrícolas Ltda.	Cosan S.A. Industria E Comercio	0.01
Jatobá Propriedades Agrícolas Ltda.	Janus Brasil Participacoes, S.A.	99.99
Jequitibá Propriedades Agrícolas Ltda	Cosan S.A. Industria E Comercio	0.01
Jequitibá Propriedades Agrícolas Ltda	Janus Brasil Participacoes, S.A.	99.99
JWL Properties, Inc.	485 Properties, LLC	100
Kaspick & Company, LLC	TIAA-CREF Redwood, LLC	100
KOLNO Spółka z o.o.	Dangro Invest A/S	100
KS Freehold S.à r.l	Cityhold Sterling S.à r.l	100
KS Leasehold S.à r.l	Cityhold Sterling S.à r.l	100
L&C Log Co, LLC	Lewis & Clark Timberlands, LLC	100
L&C Special Member Holdco, LLC	TIAA-CREF Asset Management LLC	100
L&C Tree Farms, LLC	Lewis & Clark Timberlands, LLC	100
L&C TRS LLC	L&C Tree Farms, LLC	100
Laney Directional Drilling (Texas), LLC	Laney Directional Drilling Co.	100
Laney Directional Drilling Co.	LDD Acquisition Corp	100
Laney Directional Drilling do Brasil Perfuracoes LTDA	Laney Directional Drilling (Texas), LLC	0.01
Laney Directional Drilling do Brasil Perfuracoes LTDA	Laney Directional Drilling Co.	99.99
Lewis & Clark Timberlands, LLC	Teachers Insurance and Annuity Association of America	100

Exhibit A

Light Street Partners, LLP	Teachers REA II, LLC	90
Light Street Partners, LLP	Teachers REA, LLC	10
Loma del Rio Vineyards LLC	Global AG Properties USA LLC	55
Loma del Rio Vineyards LLC	Premiere Agricultural Properties, LLC	45
London Belgrave Unit Trust	Cityhold UK Holding S.à r.l	99.77
London Belgrave Unit Trust	Cityhold UK Investment S.à r.l	0.23
Lower Columbia Tree Farm, LLC	GreenWood Tree Farm Fund, LP	100
Madison Dell Ranch Apartments, LLC	CASA Grande Investments I, LLC	100
Mandala Food Co-Investment Holdings II SPV	Occator Agricultural Properties, LLC	100
Mansilla Participacoes Ltda	Demeter Agricultural Properties, LLC	0.1
Mansilla Participacoes Ltda	Teachers Insurance and Annuity Association of America	99.9
Mansion Apartments, LLC	CASA Partners IV, L.P.	100
Marsino Vineyard, LLC	Silverado Premium Properties, LLC	100
McCommas Bluff Holdings LLC	Energy Power Partners I, L.P.	63.1
McCommas Bluff Holdings LLC	North American Sustainable Energy Fund, L.P.	36.9
MDR L&M Apartments, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
Megatrends European Holdings S.à r.l	European Cities Partnership SCSp	100
Merseylink (Finance) Limited	Merseylink (Holdings) Limited	100
Merseylink (Holdings) Limited	FCC Mersey Gateway Limited	25
Merseylink (Holdings) Limited	MG Bridge Investments Ltd (BBGI Entity)	37.5
Merseylink (Holdings) Limited	Wigg Investments Limited	37.5

Exhibit A

Merseylink (Issuer) PLC	Merseylink (Finance) Limited	100
Merseylink Limited	Merseylink (Finance) Limited	100
Metro Centre Office Park, L.L.C.	NA Property Fund Holdings, L.L.C.	100
MIŁKOWO Sp. Z o.o.	Dangro Invest A/S	100
Mima Investor Member LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
ML CASA II Management, LLC	CASA Grande Investments II, LP	100
ML CASA II, L.P.	CASA Grande Investments II, LP	99.9
ML CASA II, L.P.	ML CASA II Management, LLC	0.1
ML CASA III Management, LLC	CASA Partners III, L.P.	100
ML CASA III Management, LLC	Global Investors GP, L.L.C.	0
ML CASA III, L.P.	CASA Partners III, L.P.	99.9
ML CASA III, L.P.	ML CASA III Management, LLC	0.1
ML CASA IV Management, LLC	CASA Partners IV, L.P.	100
ML CASA IV Management, LLC	Global Investors GP, L.L.C.	0
ML CASA IV, L.P.	CASA Partners IV, L.P.	99.9
ML CASA IV, L.P.	ML CASA IV Management, LLC	0.1
ML CASA V Management, LLC	CASA Partners V Holdings, L.L.C.	100
ML CASA V Management, LLC	Global Investors GP II, L.L.C.	0
ML CASA V, L.P.	CASA Partners V Holdings, L.L.C.	100
ML CASA V, L.P.	ML CASA V Management, LLC	0
ML CASA VI Management, LLC	CASA Partners VI GP, LLC	0
ML CASA VI Management, LLC	CASA Partners VI Holdings, LLC	100

Exhibit A

ML CASA VI, LP	CASA Partners VI Holdings, LLC	100
ML CASA VI, LP	ML CASA VI Management, LLC	0
ML CASA VII Management, LLC	CASA Partners VII Holdings, LLC	100
ML CASA VII, LP	CASA Partners VII Holdings, LLC	99.99
ML CASA VII, LP	ML CASA VII Management, LLC	0.01
MLVI Boca Vista Apartments, LLC	ML CASA VI, LP	100
MLVI Martha’s Vineyard Apartments, LLC	ML CASA VI, LP	100
MLVI Park Lake Apartments, LLC	ML CASA VI, LP	100
MLVI Paseo Apartments, LLC	ML CASA VI, LP	100
MLVI Pointe At Crabtree Apartments, LLC	ML CASA VI, LP	100
MLVI Symphony Place Apartments, LLC	ML CASA VI, LP	100
MM Funding, LLC	Teachers Insurance and Annuity Association of America	100
MMSL Access GP, LLC	Nuveen Alternative Investments, LLC	100
Monterrey Forestal GWR SAS	GreenWood Resources, Inc.	80
Monterrey Forestal GWR SAS	Pizano, S.A.	20
Montgomery Street CLO Debt Fund LLC	Non-TIAA Owners	100
MRA Hub 34 Holdings, LLC	TREA Hub Investor Member LLC	95
MRA Hub 34 Owner LLC	MRA Hub 34 Holding, LLC	100
Municipal Cash Portfolio LLC	Non-TIAA Owners	100
MyVest Corporation	Teachers Insurance and Annuity Association of America	100
NA Property Fund Holdings, L.L.C.	GLB HA II, LLC (Non-TIAA)	25

Exhibit A

NA Property Fund Holdings, L.L.C.	North American Property Fund, L.P.	75
ND 70SMA LLC	ND Properties, Inc.	100
ND Europe Office Holding S.à r.l	ND Europe S.à r.l	100
ND Europe S.à r.l	ND Properties, Inc.	100
ND Festival Place LLC	ND Properties, Inc.	100
ND Properties, Inc.	Teachers Insurance and Annuity Association of America	100
Neinver Nemab S.à r.l	Neinver SA	100
Neptune Annopol SP Zo.o.	Neptune Polish Property Venture BV	100
Neptune Castel Guelfo S.r.l.	Neptune Property Venture S.à r.l.	100
Neptune Getafe Outlet, S.L.	Neptune Madrid Holdco, S.L.	100
Neptune Getafe Propco S.L.	Neptune Getafe Outlet, S.L.	100
Neptune Holding Spain, S.L.	Neptune Property Venture S.à r.l.	100
Neptune Krakow SP Z .O.O.	Neptune Polish Property Venture BV	100
Neptune Las Rozas Outlet S.L.	Neptune Madrid Holdco, S.L.	100
Neptune Madrid Holdco, S.L.	Neptune Property Venture S.à r.l.	100
Neptune Nassica, S.L.	Neptune Madrid Holdco, S.L.	100
Neptune OPCI	Neptune Property Venture S.à r.l.	100
Neptune Polish Property Venture BV	Neptune Property Venture S.à r.l.	100
Neptune Property Venture S.à r.l.	Neinver Nemab S.à r.l	38.42
Neptune Property Venture S.à r.l.	T-C Neptune Holdings S.à r.l.	61.58
Neptune Roppenheim Holding S.à r.l	Neptune Property Venture S.à r.l.	100

Exhibit A

Neptune San Sebastian Outlet S.L.	Neptune Madrid Holdco, S.L.	100
Neptune Vicolungo S.r.l.	Neptune Property Venture S.à r.l.	100
Nevis Getafe S.L.	Neptune Nassica, S.L.	100
New Fetter Lane Unit Trust	Cityhold UK Holding S.à r.l	99.9
New Fetter Lane Unit Trust	Cityhold UK Investment S.à r.l	0.1
NGC-Pilot Investments, LLC	Narrow Gauge Capital GP, LLC (Non-TIAA)	3.2
NGC-Pilot Investments, LLC	Siguler Guff Pilot Holdings, LLC (Non-TIAA)	48.4
NGC-Pilot Investments, LLC	Teachers Insurance and Annuity Association of America	48.4
Nightingale LuxCo S.à r.l.	T-C Europe S.à.r.l.	100
Norte Shopping Retail & Leisure B.V.	ND Properties, Inc.	50
Norte Shopping Retail & Leisure B.V.	Sierra European Retail Real Estate Assets Holdings B.V.	50
Norteshopping Centro Comercial S.A. Portuguese SA	Norte Shopping Retail & Leisure B.V.	100
North American Property Fund, L.P.	Global Investors GP IV, L.L.C.	0.0001
North American Property Fund, L.P.	Phoenix Life Insurance Company	9.62481
North American Property Fund, L.P.	Utah State Retirement Investment Fund - Non TIAA	90.37519
North American Sustainable Energy Fund, L.P.	North American Sustainable Energy GP, LLC	0.1
North American Sustainable Energy Fund, L.P.	TIAA Infrastructure Investments, LLC	99.9
North American Sustainable Energy GP, LLC	TIAA Infrastructure Investments, LLC	99.9
North American Sustainable Energy Manager, LLC	TIAA Infrastructure Investments, LLC	100
Nova Agricola Ponte Alta S.A.	Cosan S.A. Industria E Comercio	0.01
Nova Agricola Ponte Alta S.A.	Radar Propriedades Agricolas SA	99.99

Exhibit A

Nova Amaralina S.A. Propriedades Agrícolas	Cosan S.A. Industria E Comercio	0.01
Nova Amaralina S.A. Propriedades Agrícolas	Radar Propriedades Agricolas SA	99.99
Nova Gaia Brasil Participaco Ltda.	TIAA-CREF Global Agriculture BR, LLC	0.01
Nova Gaia Brasil Participaco Ltda.	TIAA-CREF Global Agriculture LLC	99.99
Nova Ibiajara Propriedades Agrícolas S.A.	Cosan S.A. Industria E Comercio	0.001
Nova Ibiajara Propriedades Agrícolas S.A.	Tellus Brasil Participações S.A.	99.999
Nova Santa Barbara Agrícola S.A.	Cosan S.A. Industria E Comercio	0.01
Nova Santa Barbara Agrícola S.A.	Radar Propriedades Agricolas SA	100
Nova Star Oil and Gas Inc.	Polar Star Canadian Oil and Gas Holding, Inc.	100
Nuveen Alternative Investments, LLC	Nuveen Investments, Inc.	100
Nuveen Asset Management, LLC	Nuveen Fund Advisors, LLC	100
Nuveen Commodities Asset Management, LLC	Nuveen Investments, Inc.	100
Nuveen Diversified Commodity Fund	Non-TIAA Owners	99.99
Nuveen Diversified Commodity Fund	Nuveen Commodities Asset Management, LLC	0.01
Nuveen Finance, LLC	Nuveen, LLC	100
Nuveen Fund Advisors, LLC	Nuveen Investments, Inc.	100
Nuveen Global Investments Holdings, LLC	Nuveen Investments, Inc.	100
Nuveen Global Investments Ltd	Nuveen Global Investments Holdings, LLC	100
Nuveen Global Investors Funds PLC	Non-TIAA Owners	89
Nuveen Global Investors Funds PLC	Nuveen Controlled Board of Directors	11
Nuveen Holdings 1, Inc.	Nuveen Finance, LLC	100
Nuveen Holdings, Inc.	Nuveen Holdings 1, Inc.	100

Exhibit A

Nuveen Investments Advisers, LLC	Nuveen Investments, Inc.	100
Nuveen Investments Canada Co.	Nuveen Investments Holdings, Inc.	100
Nuveen Investments Holdings, Inc.	Nuveen Investments, Inc.	100
Nuveen Investments, Inc.	Nuveen Holdings, Inc.	100
Nuveen Long/Short Commodity Total Return Fund	Non-TIAA Owners	100
Nuveen Long/Short Commodity Total Return Fund	Nuveen Commodities Asset Management, LLC	0
Nuveen NWQ Holdings, LLC	Nuveen Investments, Inc.	100
Nuveen Services, LLC	Nuveen, LLC	100
Nuveen Tradewinds Holdings, LLC	Nuveen Investments, Inc.	100
Nuveen WCM Holdings, LLC	Nuveen Investments, Inc.	100
Nuveen, LLC	Teachers Insurance and Annuity Association of America	100
NWQ Investment Management Company, LLC	Nuveen NWQ Holdings, LLC	100
NWQ Partners, LLC	Nuveen NWQ Holdings, LLC	100
Oak Knoll Napa Vineyards, LLC	Silverado WineGrowers, LLC	100
Oakville 38 Vineyard, LLC	Global AG Properties II USA LLC	100
Occator Agricultural Properties, LLC	Teachers Insurance and Annuity Association of America	100
OGARDY	Pazenrol SA	100
Oleum Holding Company, Inc.	Teachers Insurance and Annuity Association of America	100
Olympe (Holding)	Bruyeres I SAS	100
One Boston Place LLC	One Boston Place Real Estate Investment Trust	100
One Boston Place Real Estate Investment Trust	SITQ BST REIT, LP	49.75
One Boston Place Real Estate Investment Trust	Teachers Insurance and Annuity Association of America	50.25

Exhibit A

OPAL SP Z O.O.	Adamas SA	100
Overlook At Woodholme Apartments, LLC	CASA Partners VI Holdings, LLC	100
Overture 7 Fund, L.P.	Symphony Asset Management LLC	45.51
Owings Park Apartments, LLC	CASA Partners V Holdings, L.L.C.	100
Paddington Central III Unit Trust	Cityhold Participations S.à r.l	0.256
Paddington Central III Unit Trust	KS Freehold S.à r.l	99.744
Pan-European Logistics Venture SCSp	Non-TIAA 3rd Party LPs	99.999
Pan-European Logistics Venture SCSp	TH Real Estate PELV GP S.à r.l	0.001
Park At City West Apartments, LLC	CASA Partners V Holdings, L.L.C.	100
Park At Winterset Apartments Funding, LLC	CASA Partners V Holdings, L.L.C.	100
Park At Winterset Apartments, LLC	Park At Winterset Apartments Funding, LLC	100
Pazenrol SA	Dangro Invest A/S	100
PC Borrower, LLC	TREA Pacific Center LLC	70
PC Group Retail, LLC	PC Borrower, LLC	100
Pelican Cove Apartment Homes, LLC	CASA Partners III, L.P.	100
PELV Alovera S. L.	PELV Spain Holdings S. L.	100
PELV Amiens	PELV France	99.999
PELV Amiens	PELV OPCI	0.001
PELV Bruyeres	PELV France	99.999
PELV Bruyeres	PELV OPCI	0.001
PELV BV	PELV Holdings S.à r.l	100

Exhibit A

PELV CV	Pan-European Logistics Venture SCSp	99.999
PELV CV	PELV BV	0.001
PELV France	PELV France Holdings S.à r.l	0.001
PELV France	PELV OPCI	99.999
PELV France Holdings S.à r.l	PELV Holdings S.à r.l	100
PELV Germany Holdings S.à r.l	PELV Holdings S.à r.l	100
PELV Holdings S.à r.l	Pan-European Logistic Venture (Non-TIAA)	100
PELV Lagny	PELV France	99.999
PELV Lagny	PELV OPCI	0.001
PELV OPCI	PELV France Holdings S.à r.l	100
PELV Spain Holdings S. L.	PELV Holdings S.à r.l	100
PELV Villabe	PELV France	99.999
PELV Villabe	PELV OPCI	0.001
Pennmuni-TIAA U.S. Real Estate Fund, LLC	Pennsylvania Municipal Retirement System	80
Pennmuni-TIAA U.S. Real Estate Fund, LLC	T-C SMA 2, LLC	20
Pepper Building Associates LP	T-C Pepper Building GP LLC	0.1
Pepper Building Associates LP	Teachers Insurance and Annuity Association of America	99.9
Pigpol sp zoo	Pazenrol SA	100
Pine Tree-SAU Retail Fund, L.L.C.	Pine Tree-SAU Investor 1, L.L.C.	5
Pine Tree-SAU Retail Fund, L.L.C.	Special Account-U, L.P.	95

Exhibit A

Plata Wine Partners, LLC	Plata Advisors LLC	45
Plata Wine Partners, LLC	Plata Managers LLC	10
Plata Wine Partners, LLC	The Plata Wine Partners Trust	45
Polar Star Canadian Oil and Gas Holding, Inc.	Oleum Holding Company, Inc.	100
Polar Star Canadian Oil and Gas, Inc.	Polar Star Canadian Oil and Gas Holding, Inc.	100
Prairie Point Complex, L.L.C.	NA Property Fund Holdings, L.L.C.	100
Premiere Agricultural Management International, LLC	Helgram Investments, LLC	13.3333
Premiere Agricultural Management International, LLC	Westchester Group Investment Management, Inc.	86.6667
Premiere Agricultural Properties, LLC	Ceres Agricultural Properties, LLC	100
Premiere Columbia Properties, LLC	Ceres Agricultural Properties, LLC	100
Premiere Farm Properties, LLC	Ceres Agricultural Properties, LLC	100
Primary Residential Individual Mortgage Entity Trust	Teachers Insurance and Annuity Association of America	100
Promcat Alternativa, S.L.	Neptune Holding Spain, S.L.	100
Proud Participações S.A.	Cosan S.A. Industria E Comercio	0.01
Proud Participações S.A.	Radar II Propriedades Agrícolas S.A.	100
Provence 110	REA Europe S.a.r.l.	100
PSZENROL S.A.	Dangro Invest A/S	100
Quercus Algoma Corporation	Quercus Forestland Account, LLC	100
Quercus Algoma Land Corporation	Quercus Algoma Corporation	100
Quercus Forestland Account, LLC	Broadleaf Timberland Investments, LLC	99
Quercus Forestland Account, LLC	Quercus Forestland Advisors, LLC	1

Exhibit A

Quercus Panama LLC	Quercus Forestland Account, LLC	100
Quercus West Virginia LLC	Quercus Forestland Account, LLC	100
Radar II Propriedades Agrícolas S.A.	Cosan S.A. Industria E Comercio	60.05
Radar II Propriedades Agrícolas S.A.	Mansilla Participacoes Ltda	34.95
Radar Propriedades Agricolas SA	Cosan S.A. Industria E Comercio	18.92
Radar Propriedades Agricolas SA	Mansilla Participacoes Ltda	65.77
Radar Propriedades Agricolas SA	Radar II Propriedades Agrícolas S.A.	15.31
Red Canyon PP Condominium Association, Inc.	T-C Palomino Red Canyon LLC	100
Regency Dell Ranch Apartments, LLC	CASA Grande Investments I, LLC	100
Renaissance Plaza Castle, LLC	Castle-Renaissance, LLC	100
Renewable Timber Europe, LLC	Teachers Insurance and Annuity Association of America	100
Renewable Timber Netherlands B.V.	Renewable Timber Europe, LLC	100
Renewable Timber Resources LLC	Teachers Insurance and Annuity Association of America	100
Retail Housing IDF, LLC	AGL Life Assurance Company Separate Account GVA 5 (Non TIAA)	100
RGM 42, L.L.C.	Mima Investor Member LLC	70
Rhapsody Fund, L.P.	Symphony Asset Management LLC	0.47
Rittenhouse Apartments, LLC	CASA Partners IV, L.P.	100
River Oaks Apartments, LLC	CASA Partners VI Holdings, LLC	100
Rodgers Creek Vineyard LLC	Silverado WineGrowers, LLC	100
ROLA Spółka z o.o.	Pazenrol SA	100
ROLPOL Spółka z o.o.	Pazenrol SA	100

Exhibit A

ROLZBUD Spółka z o.o	Pazenrol SA	100
Roosevelt Participation S.à r.l	Cityhold Office Partnership S.à r.l	100
Roppenheim Holding S.A.S.	Neptune OPCI	100
Roppenheim Outlet SNC	Neptune Roppenheim Holding S.à r.l	0.01
Roppenheim Outlet SNC	Roppenheim Holding S.A.S.	99.99
Rue de L’Universite 154	Cityhold Office Partnership S.à r.l	100
S.à r.l Des Brateaux	Villabe SAS	100
S.à r.l Servin (Holding)	Bruyeres II SAS	100
Samambaia Propriedades Agrícolas Ltda	Cosan S.A. Industria E Comercio	0.01
Samambaia Propriedades Agrícolas Ltda	Janus Brasil Participacoes, S.A.	99.99
San Regis, LLC	CASA Partners III, L.P.	100
Santa Barbara Asset Management, LLC	Nuveen Investments, Inc.	100
Santa Fe Ranch, LLC	CASA Grande Investments II, LP	100
SAS Malachite	TIAA Lux 9 S.a.r.l.	100
SAS Roosevelt	Cityhold Office Partnership S.à r.l	100
SĄTOPY Spółka z o.o.	Dangro Invest A/S	100
ScanTech Sciences, Inc.	Occator Agricultural Properties, LLC	12.5
SEE-AGRO SP. Z O.O.	Dangro Invest A/S	100
Seneca Industrial Holdings, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
SHF-33D North Apts, LLC	CASA Student Housing Fund Holdings, LLC	100
SHF-Millennium One Apts, LLC	CASA Student Housing Fund Holdings, LLC	100
SHF-The Rocks Apts, LLC	CASA Student Housing Fund Holdings, LLC	100

Exhibit A

Silk Road Holdings Pte. Ltd.	China Designer Outlet Mall SA	7.5
Silverado Los Alamos Vineyards, LLC	Silverado Premium Properties, LLC	100
Silverado Premium Properties, LLC	Dionysus Properties, LLC	100
Silverado SLO Vineyards, LLC	Silverado Premium Properties, LLC	100
Silverado Sonoma Vineyards, LLC	Silverado Premium Properties, LLC	100
Silverado Suscol, LLC	Silverado WineGrowers, LLC	100
Silverado Sweetwater Vineyards, LLC	Silverado Premium Properties, LLC	100
Silverado Winegrowers Holdings, LLC	Dionysus Properties, LLC	100
Silverado WineGrowers, LLC	Silverado Winegrowers Holdings, LLC	100
Silverhill Winchester 1 Limited	Winchester Silverhill Limited	100
Silverhill Winchester 2 Limited	Silverhill Winchester 1 Limited	100
Silverwood Apartments, LLC	CASA Grande Investments II, LP	100
SNC Garnet-TIAA	SAS Malachite	99.99
SNC Garnet-TIAA	TIAA Lux 9 S.a.r.l.	0.01
SNC La Défense	SAS Malachite	99.99
SNC La Défense	TIAA Lux 9 S.a.r.l.	0.01
SNC Lazuli	SAS Malachite	99.99
SNC Lazuli	TIAA Lux 9 S.a.r.l.	0.01
SNC Péridot	SAS Malachite	99.99

Exhibit A

SNC Péridot	TIAA Lux 9 S.a.r.l.	0.01
SNC Roosevelt	Roosevelt Participation S.à r.l	0.01
SNC Roosevelt	SAS Roosevelt	99.99
SOBIERADZ Spółka z o.o.	Dangro Invest A/S	100
Social Infra, LLC	Teachers Insurance and Annuity Association of America	100
Special Account-U, L.P.	Global Investors GP, L.L.C.	0.01
Special Account-U, L.P.	Utah State Retirement Investment Fund - Non TIAA	99.99
SPP Napa Vineyards, LLC	Silverado Premium Properties, LLC	100
Springing Druid, Inc.	CASA Partners V Holdings, L.L.C.	100
SRMF Town Square Investor Member LLC	T-C U.S. Super Regional Mall Fund LP	100
SSF-1 LLC	Symphony Specialty Finance LLC	46.16
Stanly Ranch Vineyards, LLC	Silverado Premium Properties, LLC	100
Stonegate Complex GP, L.L.C.	NA Property Fund Holdings, L.L.C.	100
Stonegate Complex, L.P.	NA Property Fund Holdings, L.L.C.	99.99
Stonegate Complex, L.P.	Stonegate Complex GP, L.L.C.	0.01
Strategic Commodities Fund, Ltd.	Gresham Investment Management LLC	0.0099
Strategic Commodities Fund, Ltd.	Non-TIAA Owners	99.9901
Sugarloaf East Vineyard, LLC	Global AG Properties II USA LLC	100
Sugarloaf Vineyard, LLC	Global AG Properties USA LLC	100
Sunpointe Cove, LLC	CASA Grande Investments II, LP	100

Exhibit A

Suscol Mountain Vineyards, LLC	Silverado Premium Properties, LLC	100
Sweden Nova Lund 1 AB	T-C Nordics Investment AB	100
Sweden Nova Lund 2 AB	T-C Nordics Investment AB	100
SWG Paso Vineyards, LLC	Silverado WineGrowers, LLC	100
Symphony Asset Management LLC	Nuveen Investments Holdings, Inc.	49
Symphony Asset Management LLC	Nuveen Investments, Inc.	51
SZAFIR SP. Z O.O.	Pazenrol SA	100
T-C 101 Miller Street Holding Company LLC	Teachers Insurance and Annuity Association of America	100
T-C 101 Miller Street LLC	T-C 101 Miller Street Holding Company LLC	100
T-C 1101 Pennsylvania Avenue LLC	T-C GA Real Estate Holdings LLC	100
T-C 1101 Pennsylvania Avenue Owner LLC	Reit Shareholders	0.1
T-C 1101 Pennsylvania Avenue Owner LLC	T-C 1101 Pennsylvania Avenue Venture LLC	99.9
T-C 1101 Pennsylvania Avenue Venture LLC	NBIM Woodrow Evening Star WDC LLC	49.9
T-C 1101 Pennsylvania Avenue Venture LLC	T-C 1101 Pennsylvania Avenue LLC	50.1
T-C 1500 Owens, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 1608 Chestnut General Partner LLC	U.S. Cities Fund Operating LP	100
T-C 1608 Chestnut Limited Partner LLC	U.S. Cities Fund Operating LP	100
T-C 1619 Walnut Street GP LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 2 Herald Square Member LLC	T-C GA Real Estate Holdings LLC	100
T-C 2 Herald Square Owner LLC	Reit Shareholders	0.1
T-C 2 Herald Square Owner LLC	T-C 2 Herald Square Venture LLC	99.9

Exhibit A

T-C 2 Herald Square Venture LLC	NBIM Woodrow	49.9
T-C 2 Herald Square Venture LLC	T-C 2 Herald Square Member LLC	50.1
T-C 20 Hunter Street (AUS) Pty Ltd	Teachers Insurance and Annuity Association of America	100
T-C 20 Hunter Street (AUS) Trust	T-C 20 Hunter Street (US) LLC	100
T-C 20 Hunter Street (US) LLC	Teachers Insurance and Annuity Association of America	100
T-C 200 Milik Street LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 200 W 72nd Street LLC	T-C SP, Inc.	0
T-C 200 W 72nd Street LLC	Teachers REA, LLC	100
T-C 225 Binney, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 2300 Broadway LLC	T-C GA Real Estate Holdings LLC	100
T-C 33 Arch Street LLC	Reit Shareholders	0.1
T-C 33 Arch Street LLC	T-C 33 Arch Street Venture LLC	99.9
T-C 33 Arch Street Member LLC	T-C GA Real Estate Holdings LLC	100
T-C 33 Arch Street Venture LLC	NBIM Woodrow 33 Arch St Bos LLC	49.9
T-C 33 Arch Street Venture LLC	T-C 33 Arch Street Member LLC	50.1
T-C 3333 Wisconsin Avenue, LLC	U.S. Cities Fund Operating LP	100
T-C 40 Broad Street LLC	U.S. Cities Fund Operating LP	100
T-C 400 Montgomery, LLC	Teachers Insurance and Annuity Association of America	100
T-C 401 West 14th Street Member LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 425 Park Avenue LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 430 West 15th Street LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100

Exhibit A

T-C 470 Park Avenue South Member LLC	T-C GA Real Estate Holdings LLC	100
T-C 470 Park Avenue South Owner LLC	Reit Shareholders	0.1
T-C 470 Park Avenue South Owner LLC	T-C 470 Park Avenue South Venture LLC	99.9
T-C 470 Park Avenue South Venture LLC	NBIM Woodrow 470 PAS NYC LLC	49.9
T-C 470 Park Avenue South Venture LLC	T-C 470 Park Avenue South Member LLC	50.01
T-C 475 Fifth Avenue LLC	Reit Shareholders	0.1
T-C 475 Fifth Avenue LLC	T-C 475 Fifth Avenue Venture LLC	99.9
T-C 475 Fifth Avenue Member LLC	T-C GA Real Estate Holdings LLC	100
T-C 475 Fifth Avenue Venture LLC	NBIM Woodrow 475 Fifth Ave NYC LLC	49.9
T-C 475 Fifth Avenue Venture LLC	T-C 475 Fifth Avenue Member LLC	50.1
T-C 4th & Madison LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 501 Boylston Street LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 51 Sleeper Street LLC	U.S. Cities Fund Operating LP	100
T-C 526 Route 46 LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C 55 Second Street, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 636 Sixth Avenue Retail LLC	U.S. Cities Fund Operating LP	100
T-C 680 Belleville LLC	TIAA Realty, LLC	100
T-C 685 Third Avenue Member LLC	Teachers Insurance and Annuity Association of America	100
T-C 699 Bourke Street LLC	Teachers Insurance and Annuity Association of America	100
T-C 701 Brickell LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C 77 Central LLC	Teachers Insurance and Annuity Association of America	100
T-C 780 Third Avenue Member LLC	Teachers REA, LLC	100

Exhibit A

T-C 780 Third Avenue Owner LLC	T-C 780 Third Avenue Member LLC	100
T-C 800 17th Street NW Member LLC	T-C GA Real Estate Holdings LLC	100
T-C 800 17th Street NW Owner LLC	125 REIT Preferred Members	0.1
T-C 800 17th Street NW Owner LLC	T-C 800 17th Street NW Venture LLC	99.9
T-C 800 17th Street NW Venture LLC	NBIM Woodrow	49.9
T-C 800 17th Street NW Venture LLC	T-C 800 17th Street NW Member LLC	50.1
T-C 888 Brannan Member LLC	T-C GA Real Estate Holdings LLC	100
T-C 888 Brannan Owner LLC	T-C 888 Brannan Venture LLC	100
T-C 888 Brannan TRS LLC	T-C 888 Brannan Owner LLC	100
T-C 888 Brannan Venture LLC	NBIM Woodrow 888 Brannan LLC	49.9
T-C 888 Brannan Venture LLC	T-C 888 Brannan Member LLC	50.1
T-C 919 N. Michigan Avenue Retail LLC	T-C GA Real Estate Holdings LLC	100
T-C Ashford Meadows LLC	T-C SP, Inc.	0
T-C Ashford Meadows LLC	Teachers REA, LLC	100
T-C Ashton Judiciary LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Aspira LLC	T-C GA Real Estate Holdings LLC	100
T-C Australia RE Holdings I, LLC	Teachers Insurance and Annuity Association of America	100
T-C Australia RE Holdings II, LLC	T-C Australia RE Holdings I, LLC	100
T-C Barton Springs LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C Century Plaza LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C Charleston Plaza, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Copley, LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100

Exhibit A

T-C Coronado LLC	U.S. Cities Fund REIT LLC	100
T-C Cypress Park West LLC	U.S. Cities Fund Operating LP	100
T-C Des Peres Corners LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C Ellington, LLC	U.S. Cities Fund Operating LP	100
T-C Europe Holding, Inc.	Teachers Insurance and Annuity Association of America	100
T-C Europe S.à.r.l.	T-C Europe, LP	100
T-C Europe, LP	T-C Europe Holding, Inc.	1
T-C Europe, LP	Teachers Insurance and Annuity Association of America	99
T-C Fairway Center II LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C Falls Center Townhouses LLC	U.S. Cities Fund Operating LP	100
T-C Five Oaks LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Fort Point Creative Exchange LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Forum At Carlsbad LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Foundry Square II Member LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Foundry Square II Owner LLC	Reit Shareholders	0.1
T-C Foundry Square II Owner LLC	T-C Foundry Square II Venture LLC	99.9
T-C Foundry Square II Venture LLC	NBIM Woodrow	49.9
T-C Foundry Square II Venture LLC	T-C Foundry Square II Member LLC	50.1
T-C Four Oaks General Partner LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Four Oaks Place LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Franklin Square Member LLC	T-C GA Real Estate Holdings LLC	100

Exhibit A

T-C Franklin Square Venture LLC	T-C Franklin Square Member LLC	50.1
T-C GA Real Estate Holdings LLC	Teachers Insurance and Annuity Association of America	100
T-C Hall of States Member LLC	T-C GA Real Estate Holdings LLC	100
T-C Hall Of States Owner LLC	125 REIT Preferred Members	0.1
T-C Hall Of States Owner LLC	T-C Hall Of States Venture LLC	99.9
T-C Hall Of States Venture LLC	NBIM Woodrow	49.9
T-C Hall Of States Venture LLC	T-C Hall of States Member LLC	50.1
T-C H-T REIT LLC	T-C H-T Venture LLC	100
T-C H-T Venture LLC	T-C HV Member LLC	51
T-C HV Member LLC	Teachers Insurance and Annuity Association of America	100
T-C Illinois Street, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C International Plaza Investor GP LLC	T-C International Plaza Reit LLC	100
T-C International Plaza Investor LP LLC	T-C International Plaza Reit LLC	100
T-C International Plaza Reit LLC	Reit Shareholders	0.1
T-C International Plaza Reit LLC	T-C Super Regional Mall Venture LLC	99.9
T-C JK I LLC	Teachers Insurance and Annuity Association of America	100
T-C JK II LLC	Teachers Insurance and Annuity Association of America	100
T-C King Street Station LLC	U.S. Cities Fund Operating LP	100
T-C Kings Crossing LLC	T-C GA Real Estate Holdings LLC	100
T-C Las Vegas Retail Investor LLC	T-C Las Vegas Retail REIT LLC	100
T-C Las Vegas Retail REIT LLC	T-C Super Regional Mall Venture LLC	100
T-C Legacy At Westwood LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100

Exhibit A

T-C Legacy Place Member LLC	T-C GA Real Estate Holdings LLC	100
T-C Legend At Kierland LLC	T-C SP, Inc.	0
T-C Legend At Kierland LLC	Teachers REA, LLC	100
T-C Lux Fund Holdings LLC	Teachers Insurance and Annuity Association of America	100
T-C Lux Investments GP S.à r.l.	TH RE Group Holdings Limited	100
T-C Lux Investments Special Limited Partnership	T-C Lux Investments GP S.à r.l.	100
T-C Luxembourg Neptune Holding S.à r.l.	T-C Europe S.à.r.l.	100
T-C Mass Court, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Meraville S.r.l.	ECF Italian Venture S.à r.l	100
T-C Midwest REIT LLC	Reit Shareholders	0.2
T-C Midwest REIT LLC	T-C Super Regional Mall Venture LLC	99.8
T-C Midwest Retail LLC	T-C Midwest REIT LLC	100
T-C Montecito LLC	T-C SP, Inc.	0
T-C Montecito LLC	Teachers REA, LLC	100
T-C Montgomery Mall LLC	T-C Montgomery Mall REIT LLC	100
T-C Montgomery Mall REIT LLC	Reit Shareholders	0.2
T-C Montgomery Mall REIT LLC	T-C Super Regional Mall Venture LLC	99.8
T-C M-T Reit LLC	T-C M-T Venture LLC	99.99
T-C M-T Venture LLC	Nonghyup Bank, As Trustee of Meritz Trust	49
T-C M-T Venture LLC	T-C MV Member LLC	51
T-C Mt. Ommaney Centre Holding Company LLC	Teachers Insurance and Annuity Association of America	100
T-C Mt. Ommaney Centre LLC	T-C Mt. Ommaney Centre Holding Company LLC	100

Exhibit A

T-C Mt. Ommaney Centre LLC	Teachers Insurance and Annuity Association of America	100
T-C MV Member LLC	Teachers Insurance and Annuity Association of America	100
T-C Neptune Holdings S.à r.l.	T-C Luxembourg Neptune Holding S.à r.l.	100
T-C Neuperlach Development S.a.r.l.	ND Europe S.à r.l	51
T-C Neuperlach Development S.a.r.l.	SAS PIAL 34 (Non-TIAA)	49
T-C Newbury Common LLC	U.S. Cities Fund Operating LP	100
T-C Nordics Investment AB	Nightingale LuxCo S.à r.l.	100
T-C Ocean Air LLC	TCAM Core Property Fund REIT 2 LLC	100
T-C Palatine LLC	Julia A. Mc Cullough	0
T-C Palatine LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Palomino Blue Ridge LLC	T-C SP, Inc.	0
T-C Palomino Blue Ridge LLC	Teachers REA, LLC	100
T-C Palomino Green River LLC	T-C SP, Inc.	0
T-C Palomino Green River LLC	Teachers REA, LLC	100
T-C Palomino Red Canyon LLC	T-C SP, Inc.	0
T-C Palomino Red Canyon LLC	Teachers REA, LLC	100
T-C Park 19 LLC	U.S. Cities Fund Operating LP	100
T-C Pearl Reit 2 LLC	T-C U.S. Super Regional Mall Fund LP	99.9
T-C PEP Asset S.a.r.l.	T-C PEP Holding S.à r.l	100
T-C PEP Holding S.à r.l	ND Europe S.à r.l	51
T-C PEP Holding S.à r.l	SAS PIAL 34 (Non-TIAA)	49
T-C PEP Property S.a.r.l.	T-C PEP Holding S.à r.l	100

Exhibit A

T-C Pepper Building GP LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Phoenician LLC	T-C SP, Inc.	0
T-C Phoenician LLC	Teachers REA, LLC	100
T-C Port Northwest Development LLC	TIAA Realty, LLC	100
T-C Potomac Promenade LLC	U.S. Cities Fund Operating LP	100
TC Rancho Cucamonga LLC	Teachers REA, LLC	100
T-C RDC, LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C REA 400 Fairview Investor LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Regents Court LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Republic Square Member LLC	T-C GA Real Estate Holdings LLC	100
T-C Republic Square Mezzanine LLC	T-C Republic Square Reit LLC	100
T-C Republic Square Owner LLC	T-C Republic Square Mezzanine LLC	100
T-C Republic Square Reit LLC	125 REIT Preferred Members	0.01
T-C Republic Square Reit LLC	T-C Republic Square Venture LLC	99.9
T-C Republic Square Venture LLC	T-C Republic Square Member LLC	50.1
T-C Roosevelt Square LLC	U.S. Cities Fund Operating LP	100
T-C San Montego TX LLC	T-C SP, Inc.	0
T-C San Montego TX LLC	Teachers REA, LLC	100
T-C Savier Street Flats LLC	U.S. Cities Fund Operating LP	100
T-C SBMC Joint Venture LLC	Teachers Insurance and Annuity Association of America	100
T-C Scripps Ranch LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C Shoppes At Monarch Lakes LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100

Exhibit A

T-C SMA 2, LLC	Teachers Insurance and Annuity Association of America	100
T-C SMA I, LLC	Teachers Insurance and Annuity Association of America	100
T-C SMA III, LLC	Teachers Insurance and Annuity Association of America	100
T-C Southside At Mcewen Retail LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C SP, Inc.	Teachers REA, LLC	100
T-C State House On Congress Apartments LLC	U.S. Cities Fund Operating LP	100
T-C Stonecrest LLC	U.S. Cities Fund Operating LP	100
T-C Super Regional Mall Venture LLC	Starllam, LLC	49.98689
T-C Super Regional Mall Venture LLC	TIAA Super Regional Mall Member Sub LLC	50.01311
T-C The Caruth LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C The Colorado LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C The Edge At Flagler Village LLC	Teachers Insurance and Annuity Association of America	100
T-C The Manor at Flagler Village LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C The Manor LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Tradition At Kierland LLC	T-C SP, Inc.	0
T-C Tradition At Kierland LLC	Teachers REA, LLC	100
T-C Trio Apartments LLC	U.S. Cities Fund Operating LP	100
T-C U.S. Super Regional Mall Fund Gp LLC	TIAA Alternative Holdings, LLC	100
T-C U.S. Super Regional Mall Fund LP	National Pension Service of the Republic of Korea	22.22
T-C U.S. Super Regional Mall Fund LP	State of Wisconsin Investment Board	11.11
T-C U.S. Super Regional Mall Fund LP	Stichting Depositary PGGM Private Real Estate Fund	18.52

Exhibit A

T-C U.S. Super Regional Mall Fund LP	Stichting Rabobank Pensioenfonds	7.41
T-C U.S. Super Regional Mall Fund LP	T-C U.S. Super Regional Mall Fund Gp LLC	0
T-C U.S. Super Regional Mall Fund LP	Teachers Insurance and Annuity Association of America	22.22
T-C U.S. Super Regional Mall Fund LP	Tennessee Consolidated Retirement System	18.52
T-C UK RE Holdings I, LLC	Teachers Insurance and Annuity Association of America	100
T-C UK RE Holdings II, LLC	T-C UK RE Holdings I, LLC	100
T-C UK RE Holdings III, LLC	T-C UK RE Holdings II, LLC	100
T-C Uptown Apartments, LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100
T-C Valencia Town Center General Partner LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Valencia Town Center Limited Partner LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
T-C Waterford Blue Lagoon General Partner LLC	Teachers Insurance and Annuity Association of America	100
T-C Waterford Blue Lagoon LLC	Teachers Insurance and Annuity Association of America	100
T-C Wisconsin Place Member LLC	Teachers REA, LLC	100
T-C Wisconsin Place Owner LLC	T-C Wisconsin Place Member LLC	100
T-C/SK 400 Fairview Holding LLC	Skanska USA Commercial Development Inc.	10
T-C/SK 400 Fairview Holding LLC	T-C REA 400 Fairview Investor LLC	90
TCAM Core Property Fund REIT 2 LLC	U.S. Cities Fund Operating LP	100
TCAM DOF GP LLC	TIAA-CREF LPHC, LLC	100
TCAS Global Investments LLC	TIAA-CREF Alternatives Services, LLC	100
TCAS Global Investments LLC	TIAA-CREF Alternatives Services, LLC	100
TCGA BT AIV, LLC	TIAA Alternative Holdings, LLC	100
TCGA II Investor Fund GP LLC	TIAA Alternative Holdings, LLC	100

Exhibit A

TCGA Investor Fund GP LLC	TIAA Alternative Holdings, LLC	100
TCPC Associates, LLC	485 Properties, LLC	100
TCPF 300 SW 27 LLC	U.S. Cities Fund Operating LP	100
TCT Holdings, Inc.	Teachers Insurance and Annuity Association of America	100
Teachers Advisors, LLC	Nuveen Finance, LLC	100
Teachers Insurance and Annuity Association of America	TIAA Board Of Overseers	100
Teachers Personal Investors Services, Inc.	TIAA-CREF Asset Management LLC	100
Teachers REA II, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
Teachers REA, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TEFF Holdco LLC	Teachers Insurance and Annuity Association of America	100
TEFF Holding Sarl	TIAA European Farmland Fund LP	100
TEFF Investments BV	TEFF Holding Sarl	100
Tellus Bahia Propriedades Agrícolas Ltda.	Cosan S.A. Industria E Comercio	0.0001
Tellus Bahia Propriedades Agrícolas Ltda.	Tellus Brasil Participações S.A.	99.9999
Tellus Brasil Participações S.A.	Cosan S.A. Industria E Comercio	50.5999
Tellus Brasil Participações S.A.	Nova Gaia Brasil Participaco Ltda.	0.4736
Tellus Brasil Participações S.A.	Radar Propriedades Agricolas SA	0.0279
Tellus Brasil Participações S.A.	Terraviva Brasil Participacoes Ltda.	48.8986
Terra do Sol Propriedades Agrícolas S.A.	Cosan S.A. Industria E Comercio	0.0003
Terra do Sol Propriedades Agrícolas S.A.	Tellus Brasil Participações S.A.	99.9997
Terra Land Company	Westchester Group Investment Management, Inc.	100
Terra Ventosa Vineyards, LLC	Silverado Premium Properties, LLC	100

Exhibit A

Terrainvest Propriedades Agrícolas S.A.	Cosan S.A. Industria E Comercio	0.0004
Terrainvest Propriedades Agrícolas S.A.	Tellus Brasil Participações S.A.	99.9996
Terras da Ponte Alta S.A.	Cosan S.A. Industria E Comercio	0.01
Terras da Ponte Alta S.A.	Radar Propriedades Agricolas SA	99.99
Terraviva Brasil Participacoes Ltda.	Nova Gaia Brasil Participaco Ltda.	99.99
Terraviva Brasil Participacoes Ltda.	TIAA-CREF Global Agriculture BR, LLC	0.01
TETYŃ SP. Z O.O.	Adamas SA	100
TGA 299 Franklin LLC	Teachers Insurance and Annuity Association of America	100
TGA 600 College Road LLC	Teachers Insurance and Annuity Association of America	100
TGA 70 Federal Street LLC	Teachers Insurance and Annuity Association of America for the benifit of its Separate Real Estate Account	100
TGA FC Investor Member LLC	Teachers Insurance and Annuity Association of America	100
TGA Ginza 115 Holdings Pte. Ltd.	TGA Japan Holdings Pte Ltd	100
TGA Ginza115 GK	Takeshi Honda (SmTreim-Japanese Manager)	1
TGA Ginza115 GK	TGA Ginza115 ISH	100
TGA Ginza115 GK	TGA Japan GK Holdings Pte. Ltd.	99
TGA Ginza115 ISH	TGA Ginza 115 Holdings Pte. Ltd.	100
TGA Japan GK Holdings Pte. Ltd.	TGA Japan Holdings Pte Ltd	100
TGA Japan Holdings Pte Ltd	TGA Japan Holdings, LLC	100
TGA Japan Holdings, LLC	Teachers Insurance and Annuity Association of America	100
TGA Montague Investor Member LLC	Teachers Insurance and Annuity Association of America	100
TGA Montrose Residences Investor Member LLC	Teachers Insurance and Annuity Association of America	100

Exhibit A

TGAM Agribusiness Fund GP LLC	AGR Partners LLC	100
TGAM Agribusiness Fund Holdings LP	TGAM Agribusiness Fund GP LLC	0
TGAM Agribusiness Fund Holdings LP	TGAM Agribusiness Fund LP	0
TGAM Agribusiness Fund Holdings LP	TGAM Agribusiness Fund-B LP	0
TGAM Agribusiness Fund LP	2007 Knudsen Family Trust Dated 8.16.07	0.14
TGAM Agribusiness Fund LP	Christine Taylor	0
TGAM Agribusiness Fund LP	Heather Davis	0.02
TGAM Agribusiness Fund LP	John Leland MacCarthy Revocable Trust	0.04
TGAM Agribusiness Fund LP	John S. Goodreds	0.06
TGAM Agribusiness Fund LP	Jose Minaya	0.04
TGAM Agribusiness Fund LP	Teachers Insurance and Annuity Association of America	99.7
TGAM Agribusiness Fund LP	TGAM Agribusiness Fund GP LLC	0
TGAM Agribusiness Fund-B LP	TGAM Agribusiness Fund GP LLC	0
TGAM APAC LLC	TGAM Subsidiary HC LLC	33.3333
TGAM APAC LLC	TIAA International Subsidiary HC LLC	33.3333
TGAM APAC LLC	TIAA-CREF International Holdings LLC	33.3333
TGAM Asia LLC	TGAM Subsidiary HC LLC	33.3333
TGAM Asia LLC	TIAA International Subsidiary HC LLC	33.3333
TGAM Asia LLC	TIAA-CREF International Holdings LLC	33.3333
TGAM Churchill Fund GP LLC	Churchill Asset Management LLC	100
TGAM Churchill Middle Market Senior Loan Fund K, LP.	TGAM Churchill Fund GP LLC	100
TGAM Churchill Middle Market Senior Loan Fund, LP	Teachers Insurance and Annuity Association of America	50

Exhibit A

TGAM Churchill Middle Market Senior Loan Fund, LP	TGAM Churchill Fund GP LLC	50
TGAM Churchill Middle Market Senior Loan Fund, Offshore LP	Teachers Insurance and Annuity Association of America	50
TGAM Churchill Middle Market Senior Loan Fund, Offshore LP	TGAM Churchill Fund GP LLC	50
TGAM HK HC LLC	TGAM APAC LLC	25
TGAM HK HC LLC	TGAM Asia LLC	25
TGAM HK HC LLC	TIAA International APAC LLC	25
TGAM HK HC LLC	TIAA International Asia LLC	25
TGAM International GP LLC	TIAA Alternative Holdings, LLC	100
TGAM Subsidiary HC LLC	TIAA-CREF International Holdings LLC	100
TH Property Holdings, L.L.C.	TIAA Alternative Holdings, LLC	100
TH RE Administration Limited	TIAA Henderson Real Estate Limited	100
TH RE Administration US LLC	TH RE US Holdings LLC	100
TH RE AIFM Group Limited	TIAA Henderson Real Estate Limited	100
TH RE Corporate Secretarial Services Limited	TH RE Group Holdings Limited	100
TH RE FCACO Limited	TIAA Henderson Real Estate Limited	100
TH RE Group Holdings Limited	TIAA Henderson Real Estate Limited	100
TH RE Italy S.r.I	TH RE Group Holdings Limited	100
TH RE Operations Limited	TH RE Group Holdings Limited	100
TH RE US Holdings LLC	TH RE US Limited	100
TH RE US Limited	TIAA Henderson Real Estate Limited	100
TH Real Estate (Australia) Limited	TH RE Group Holdings Limited	100
TH Real Estate (France) SAS	TH RE Group Holdings Limited	100

Exhibit A

TH Real Estate Global LLC	TIAA Alternative Holdings, LLC	100
TH Real Estate Limited	TH RE Group Holdings Limited	100
TH Real Estate PELV GP S.à r.l	TH RE Group Holdings Limited	100
TH Real Estate U.S. Strategic Industrial Fund I GP, LLC	TIAA Alternative Holdings, LLC	100
TH Real Estate U.S. Strategic Industrial Fund I Holdings, LLC	TH Real Estate U.S. Strategic Industrial Fund I LP	100
TH Real Estate U.S. Strategic Industrial Fund I LP	TH Real Estate Global LLC	100
TH Real Estate U.S. Strategic Industrial Fund I LP	TH Real Estate U.S. Strategic Industrial Fund I GP, LLC	100
TH Real Estate US LLC	TH RE US Holdings LLC	100
The ETAP Fund, LLC	Gresham Investment Management LLC	0
The ETAP Fund, Ltd.	Gresham Investment Management LLC	0
The ETAP Fund, Ltd.	Non-TIAA 3rd Party LPs	100
The ETAP Master Fund, Ltd.	Gresham Asset Management LLC	0.0036
The ETAP Master Fund, Ltd.	Non-TIAA Owners	99.9964
The Flats 130 DC Residential LLC	The Flats Holding Company LLC	100
The Flats 140 DC Residential LLC	The Flats Holding Company LLC	100
The Flats DC Grocery LLC	The Flats Holding Company LLC	100
The Flats Holding Company LLC	T-C GA Real Estate Holdings LLC	100
The Gresham A+ Fund LLC	Gresham Investment Management LLC	0.01
The Gresham A+ Fund, Ltd.	Gresham Investment Management LLC	0.0086
The Gresham A+ Fund, Ltd.	Non-TIAA Owners	99.9914
The Gresham A+ Master Fund, Ltd.	Gresham Asset Management LLC	0.01
The Gresham A+ Master Fund, Ltd.	Non-TIAA Owners	99.99

Exhibit A

The Gresham DJF CommodityBuilder Fund, LLC	Gresham Investment Management LLC	0.0009
The Gresham EJ Fund, Ltd.	Gresham Investment Management LLC	0
The Gresham EJ Fund, Ltd.	Non-TIAA Owners	100
The Gresham EJ Master Fund, Ltd.	Gresham Asset Management LLC	0.004
The Gresham EJ Master Fund, Ltd.	Non-TIAA Owners	99.996
The Gresham G+ Fund, Ltd.	Gresham Investment Management LLC	0.06
The Gresham G+ Fund, Ltd.	Non-TIAA Owners	99.94
The Gresham G+ Master Fund, Ltd.	Gresham Asset Management LLC	0.0291
The Gresham G+ Master Fund, Ltd.	Non-TIAA Owners	99.9709
The Gresham Gold Plus Fund, Ltd.	Gresham Investment Management LLC	0
The Gresham Gold Plus Fund, Ltd.	Non-TIAA Owners	100
The Gresham MTAP Commodity Builder Fund, LLC	Gresham Investment Management LLC	0.01
The Gresham Qualifying Investor Funds PLC	Gresham Investment Management LLC	0
The Grove Apartments Springing Member, Inc	CASA Grande Investments I, LLC	100
The Grove Apartments, LLC	CASA Grande Investments I, LLC	100
The Lantern Apartments LLC	CASA Grande Investments I, LLC	100
The Louis DC Residential LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
The Onshore ETAP Fund, L.L.C.	Gresham Investment Management LLC	0.0043
The Onshore Gresham A+ Fund, LLC	Gresham Investment Management LLC	0
The Plata Wine Partners Trust	Westchester Group Investment Management, Inc.	100
The Pointe At Chapel Hill Apartments, LLC	CASA Partners IV, L.P.	100
The Residences at La Colombe D’Or Investors LLC	TGA Montrose Residences Member LLC	90

Exhibit A

The Strategic Commodities Fund II LLC	Gresham Investment Management LLC	0.0149
The Strategic Commodities Fund LLC	Gresham Investment Management LLC	0.0099
The Strategic Commodities Master Fund, Ltd.	Gresham Investment Management LLC	0.0016
The Strategic Commodities Master Fund, Ltd.	Non-TIAA Owners	99.9984
The TAP CommodityBuilder Fund, L.L.C.	Gresham Investment Management LLC	0.0042
The Tap Fund, LLC	Gresham Investment Management LLC	0.0016
The TAP Fund, Ltd.	Gresham Investment Management LLC	0
The TAP Fund, Ltd.	Non-TIAA Owners	100
The Tap Master Fund Ltd.	Gresham Investment Management LLC	0.0032
The Tap Master Fund Ltd.	Non-TIAA Owners	99.9968
The TAP WP Master Fund, Ltd.	Gresham Investment Management LLC	100
The Tradewinds Institutional Investment Trust	Non-TIAA Owners	100
The Tradewinds Institutional Investment Trust	Tradewinds Global Investors, LLC	0
The Woodley DC Residential LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
THRE Australia Real Estate Pty. Ltd.	TH Real Estate (Australia) Limited	100
THRE Global Investments LLC	485 Properties, LLC	100
THRE Melbourne Retail Asset 1 Pty. Ltd.	THRE Melbourne Retail Holding 1 Pty. Ltd.	100
THRE Melbourne Retail Holding 1 Pty. Ltd.	TH Real Estate (Australia) Limited	100
Thurrock Retail Park Unit Trust	T-C UK RE Holdings II, LLC	0.5
Thurrock Retail Park Unit Trust	T-C UK RE Holdings III, LLC	99.5
TIAA Alternative Holdings, LLC	TIAA-CREF Asset Management LLC	100
TIAA Australia Real Estate Trust	T-C Australia RE Holdings I, LLC	99.99

Exhibit A

TIAA Australia Real Estate Trust	T-C Australia RE Holdings II, LLC	0.01
TIAA Charitable Special Gifts 1 LLC	TIAA Charitable, Inc.	100
TIAA Churchill Middle Market CLO I Ltd.	Maples FS Limited	100
TIAA Churchill Middle Market CLO II Ltd.	Maples FS Limited	100
TIAA CLO I LLC	TIAA CLO I, Ltd.	100
TIAA CLO I, Ltd.	Maples FS Limited	100
TIAA CMBS I Trust	TIAA CMBS I, LLC	100
TIAA CMBS I, LLC	Charisse Rodgers	0
TIAA CMBS I, LLC	Mark Serlen	0
TIAA CMBS I, LLC	Teachers Insurance and Annuity Association of America	100
TIAA Diamond Investor, LLC	Diamond Managers, L.P.	0.001
TIAA Diamond Investor, LLC	Teachers Insurance and Annuity Association of America	99.999
TIAA Diversified Public Investments, LLC	Teachers Insurance and Annuity Association of America	100
TIAA European Farmland Fund GP LP	TEFF Holdco LLC	50
TIAA European Farmland Fund GP LP	TIAA-CREF Alternatives Services, LLC	50
TIAA European Farmland Fund LP	TEFF Holdco LLC	50
TIAA European Farmland Fund LP	TIAA European Farmland Fund GP LP	50
TIAA Florida Mall, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TIAA Franklin Square, LLC	Reit Shareholders	0.1
TIAA Franklin Square, LLC	T-C Franklin Square Venture LLC	99.9
TIAA GBS Holding LLC	Teachers Insurance and Annuity Association of America	100
TIAA GBS Singapore Holding Company Pte. Ltd.	TIAA GBS Holding LLC	100

Exhibit A

TIAA Gemini Office, LLC	485 Properties, LLC	100
TIAA Global AG Holdco LLC	Teachers Insurance and Annuity Association of America	100
TIAA Global AG II Special Member LLC	TIAA-CREF Asset Management LLC	100
TIAA Global AG Special Member LLC	TIAA Alternative Holdings, LLC	100
TIAA Global AG Special Member LLC	WGIM GAF Aust. Carry Plan LLC	0
TIAA Global AG Special Member LLC	WGIM GAF U.S. Carry Plan LLC	0
TIAA Global Asset Management Australia Pty Ltd	TIAA-CREF International Holdings LLC	100
TIAA Global Asset Management Hong Kong Limited	TGAM HK HC LLC	100
TIAA Global Asset Management London Limited	TIAA-CREF International Holdings LLC	100
TIAA Global Business Services (India) Private Limited	TIAA GBS Holding LLC	1
TIAA Global Business Services (India) Private Limited	TIAA GBS Singapore Holding Company Pte. Ltd.	99
TIAA Global Equity Income, LLC	Teachers Insurance and Annuity Association of America	100
TIAA Global Public Investments, LLC	Teachers Insurance and Annuity Association of America	100
TIAA GTR Holdco LLC	Teachers Insurance and Annuity Association of America	100
TIAA Henderson Investment Consulting (Shanghai) Co., Ltd	TH RE Group Holdings Limited	100
TIAA Henderson Real Estate Enhanced Debt (GP) S.à.r.l.	TH RE Group Holdings Limited	100
TIAA Henderson Real Estate Enhanced Debt Fund SCSp-SIF	TIAA Henderson Real Estate Enhanced Debt (GP) S.à.r.l.	100
TIAA Henderson Real Estate Limited	TIAA International Holdings 1 Limited	1
TIAA Henderson Real Estate Limited	TIAA International Holdings 3 Limited	99
TIAA Infrastructure Investments, LLC	Teachers Insurance and Annuity Association of America	100
TIAA International APAC LLC	TGAM Subsidiary HC LLC	33.3333
TIAA International APAC LLC	TIAA International Subsidiary HC LLC	33.3333

Exhibit A

TIAA International APAC LLC	TIAA-CREF International Holdings LLC	33.3333
TIAA International Asia LLC	TGAM Subsidiary HC LLC	33.3333
TIAA International Asia LLC	TIAA International Subsidiary HC LLC	33.3333
TIAA International Asia LLC	TIAA-CREF International Holdings LLC	33.3333
TIAA International GP LLC	TIAA-CREF Asset Management LLC	100
TIAA International Holdings 1 Limited	TIAA-CREF International Holdings LLC	100
TIAA International Holdings 2 Limited	TIAA-CREF International Holdings LLC	100
TIAA International Holdings 3 Limited	TIAA International Holdings 2 Limited	100
TIAA International Subsidiary HC LLC	TIAA-CREF International Holdings LLC	100
TIAA Lux 11 S.a.r.l.	ND Europe S.à r.l	51
TIAA Lux 11 S.a.r.l.	SAS PIAL 34 (Non-TIAA)	49
TIAA Lux 5 S.a.r.l.	ND Properties, Inc.	51
TIAA Lux 5 S.a.r.l.	SAS PIAL 34 (Non-TIAA)	49
TIAA Lux 8 S.a.r.l.	Chapone S.à r.l (AP1)	3
TIAA Lux 8 S.a.r.l.	Chaptwo S.à r.l (AP2)	3
TIAA Lux 8 S.a.r.l.	Cityhold Office Partnership S.à r.l	88
TIAA Lux 8 S.a.r.l.	ND Europe Office Holding S.à r.l	6
TIAA Lux 9 S.a.r.l.	ND Europe S.à r.l	100
TIAA Melbourne Retail Asset 1 Trust	TIAA Melbourne Retail Holding 1 Trust	100
TIAA Melbourne Retail Holding 1 Trust	TIAA Australia Real Estate Trust	100
TIAA Miami International Mall, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TIAA Oil And Gas Investments, LLC	Teachers Insurance and Annuity Association of America	100

Exhibit A

TIAA Park Evanston, LLC	Teachers Insurance and Annuity Association of America	100
TIAA Realty, LLC	Teachers Insurance and Annuity Association of America	100
TIAA Separate Account VA-1 (VA-1)	Teachers Insurance and Annuity Association of America	100
TIAA SF One, LLC	Donald J. Puglisi	0
TIAA SF One, LLC	Teachers Insurance and Annuity Association of America	100
TIAA SMA Strategies LLC	Teachers Insurance and Annuity Association of America	100
TIAA Stafford-Harrison LLC	ND Properties, Inc.	100
TIAA Super Regional Mall Member Sub LLC	Teachers Insurance and Annuity Association of America	100
TIAA SynGas, LLC	Teachers Insurance and Annuity Association of America	100
TIAA Timberlands I, LLC	Teachers Insurance and Annuity Association of America	100
TIAA Timberlands II, LLC	Teachers Insurance and Annuity Association of America	100
TIAA Union Place Phase I, LLC	Teachers Insurance and Annuity Association of America	100
TIAA West Town Mall, LLC	Teachers REA, LLC	100
TIAA Wind Investments LLC	TIAA Oil And Gas Investments, LLC	100
TIAA-CPPIB Commercial Mortgage Company REIT LLC	Reit Shareholders	0.01
TIAA-CPPIB Commercial Mortgage Company REIT LLC	TIAA-CPPIB Commercial Mortgage Company, L.P.	99.99
TIAA-CPPIB Commercial Mortgage Company, L.P.	CPPIB Real Estate Debt Investments Inc.	49
TIAA-CPPIB Commercial Mortgage Company, L.P.	T-C SMA III, LLC	1
TIAA-CPPIB Commercial Mortgage Company, L.P.	Teachers Insurance and Annuity Association of America	50
TIAA-CREF Alternatives Advisors, LLC	TIAA Alternative Holdings, LLC	100
TIAA-CREF Alternatives Services, LLC	TIAA Alternative Holdings, LLC	100

Exhibit A

TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.	ASF IV Central Limited	49.9996
TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.	TCAM DOF GP LLC	0.0007
TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.	Teachers Insurance and Annuity Association of America	49.9996
TIAA-CREF Asset Management LLC	Nuveen, LLC	100
TIAA-CREF Asset Management UK Limited	TH RE FCACO Limited	100
TIAA-CREF Global Agriculture BR, LLC	TIAA-CREF Global Agriculture LLC	100
TIAA-CREF Global Agriculture II BR, LLC	TIAA-CREF Global Agriculture II LLC	100
TIAA-CREF Global Agriculture II LLC	AP2 Ag-land Investments KB	25
TIAA-CREF Global Agriculture II LLC	bcIMC Renewable Resource Investment Trust	10
TIAA-CREF Global Agriculture II LLC	CDP Infrastructures Fund G.P.	6.67
TIAA-CREF Global Agriculture II LLC	Comptroller of the State of New York, as Trustee of the Common Retirement Fund (“CRF”)	10
TIAA-CREF Global Agriculture II LLC	Cummins UK Pension Plan Trustee Ltd.	0.83
TIAA-CREF Global Agriculture II LLC	Environmental Agency Active Pension Fund	1
TIAA-CREF Global Agriculture II LLC	Feeder Fund and HNW Investors	0.63
TIAA-CREF Global Agriculture II LLC	Greater Manchester Pension Fund	2.33
TIAA-CREF Global Agriculture II LLC	Islazul General Partner S.à.r.l.	3.33
TIAA-CREF Global Agriculture II LLC	Labourers Pension Fund of Central and Eastern Canada	1.67
TIAA-CREF Global Agriculture II LLC	NCPP Investment Holding Company	1.37
TIAA-CREF Global Agriculture II LLC	NMR Pension Fund	0.7
TIAA-CREF Global Agriculture II LLC	Ontario Power Generation Inc. On behalf of the Decommissioning Segregated Fund	2.25
TIAA-CREF Global Agriculture II LLC	Ontario Power Generation Inc. On behalf of the Used Fuel Segregated Fund	2.75
TIAA-CREF Global Agriculture II LLC	Ontario Power Generation Inc. Pension Fund	1.67

Exhibit A

TIAA-CREF Global Agriculture II LLC	SA Real Assets 2 Limited	3.33
TIAA-CREF Global Agriculture II LLC	State of New Mexico State Investment Council	6.67
TIAA-CREF Global Agriculture II LLC	Stichting Pensioenfonds ABP	6.67
TIAA-CREF Global Agriculture II LLC	Thales Pension Trustee Limited as Trustee of the Thales UK Pension Scheme	1.47
TIAA-CREF Global Agriculture II LLC	TIAA Global AG Holdco LLC	11.67
TIAA-CREF Global Agriculture II LLC	TIAA Global AG II Special Member LLC	0
TIAA-CREF Global Agriculture Investor Fund, LP	TCGA Investor Fund GP LLC	0
TIAA-CREF Global Agriculture Investor Fund, LP	TIAA-CREF Asset Management LLC	100
TIAA-CREF Global Agriculture LLC	AP2-AVWL-NPS Korea	32.5
TIAA-CREF Global Agriculture LLC	Caisse -BCIMC	25
TIAA-CREF Global Agriculture LLC	TIAA Global AG Holdco LLC	41.7
TIAA-CREF Global Agriculture LLC	TIAA-CREF Global Agriculture Investor Fund, LP	0.79
TIAA-CREF Global Separate Real Estate Company LLC	Teachers REA, LLC	100
TIAA-CREF Individual & Institutional Services, LLC	Teachers Insurance and Annuity Association of America	100
TIAA-CREF Insurance Agency, LLC	TIAA-CREF Life Insurance Company	100
TIAA-CREF International Holdings LLC	TIAA Alternative Holdings, LLC	100
TIAA-CREF Investment Management, LLC	TIAA-CREF Asset Management LLC	100
TIAA-CREF Life Insurance Company	Teachers Insurance and Annuity Association of America	100
TIAA-CREF LPHC, LLC	Teachers Insurance and Annuity Association of America	100
TIAA-CREF Luxembourg S.a.r.l.	TH RE Group Holdings Limited	100
TIAA-CREF Real Property Fund GP LLC	TIAA-CREF LPHC, LLC	100
TIAA-CREF Real Property Fund LP	Non-TIAA 3rd Party LPs	99.99

Exhibit A

TIAA-CREF Real Property Fund LP	TIAA-CREF Real Property Fund GP LLC	0.01
TIAA-CREF Real Property Fund REIT LLC	125 REIT Preferred Members	0.01
TIAA-CREF Real Property Fund REIT LLC	TIAA-CREF Real Property Fund LP	99.99
TIAA-CREF Redwood, LLC	Teachers Insurance and Annuity Association of America	100
TIAA-CREF Trust Company, FSB	TCT Holdings, Inc.	100
TIAA-CREF Tuition Financing, Inc.	Teachers Insurance and Annuity Association of America	100
TIAA-Stonepeak Investments I, LLC	Teachers Insurance and Annuity Association of America	100
TIAA-Stonepeak Investments II, LLC	Teachers Insurance and Annuity Association of America	100
T-Investment Properties Corp.	485 Properties, LLC	100
TOKARY Sp.z o.o.	Pazenrol SA	100
Toperone Agrícola S.A.	Cosan S.A. Industria E Comercio	0.01
Toperone Agrícola S.A.	Tparone Participações S.A.	99.99
Topertwo Agrícola S.A.	Cosan S.A. Industria E Comercio	0.01
Topertwo Agrícola S.A.	Tpartwo Participações S.A.	99.99
Topola Lasy spolka z o. o.	IPOPEMA 87 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych	99
Topola Lasy spolka z o. o.	Renewable Timber Resources LLC	1
Tparone Participações S.A.	Cosan S.A. Industria E Comercio	0.01
Tparone Participações S.A.	Tellus Brasil Participações S.A.	99.99
Tpartwo Participações S.A.	Cosan S.A. Industria E Comercio	0.01
Tpartwo Participações S.A.	Tellus Brasil Participações S.A.	99.99
Tramonto Apartments LLC	CASA Grande Investments I, LLC	100
TREA 1401 H, LLC	Teachers REA, LLC	100

Exhibit A

TREA 32 South State Street LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA 817 Broadway Investor Member LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA 9625 Town Center, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA BLVD63, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Campus Pointe 1, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Campus Pointe 2, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Fashion Show Investor Member LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Florida Retail, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Greene Crossing LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Hub Investor Member LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Pacific Center LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Pacific Plaza, LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Retail Property Portfolio 2006 LLC	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	100
TREA Weston, LLC	Teachers REA, LLC	100
TREA Wilshire Rodeo, LLC	Teachers REA, LLC	100
TRPF 1525 Harvard Avenue LLC	TIAA-CREF Real Property Fund REIT LLC	100
TRPF 51 Commerce Drive LLC	TIAA-CREF Real Property Fund REIT LLC	100
TRPF 99/101 Boston Office Portfolio LLC	TRPF 99-101 Boston Office REIT Member LLC	100
TRPF 99-101 Boston Office REIT Member LLC	125 Independent REIT Members or Shareholders	0.1
TRPF 99-101 Boston Office REIT Member LLC	TIAA-CREF Real Property Fund REIT LLC	99.9
TRPF 99-101 Boston Portfolio Manager LLC	TIAA-CREF Real Property Fund REIT LLC	100

Exhibit A

TRPF Global Investments, LLC	TIAA-CREF Real Property Fund REIT LLC	100
TRPF Marlton Square LLC	TIAA-CREF Real Property Fund REIT LLC	100
TRPF Marlton Square Pad Site LLC	TIAA-CREF Real Property Fund REIT LLC	100
True Oak Napa Vineyard, LLC	Global AG Properties II USA LLC	21.875
TURKUS SP. Z O.O.	Pazenrol SA	100
TXCGL Properties, L.P.	CGL Investments, LLC	99.99
TXCGL Properties, L.P.	CGL Management, LLC	0.01
U.S. Cities Fund GP LLC	TIAA Alternative Holdings, LLC	100
U.S. Cities Fund LP	ND Properties, Inc.	7.98
U.S. Cities Fund LP	U.S. Cities Fund GP LLC	0.000074
U.S. Cities Fund Operating GP LLC	U.S. Cities Fund REIT LLC	100
U.S. Cities Fund Operating LP	U.S. Cities Fund Operating GP LLC	0.0001
U.S. Cities Fund Operating LP	U.S. Cities Fund REIT LLC	99.999
U.S. Cities Fund REIT LLC	Reit Shareholders	1
U.S. Cities Fund REIT LLC	U.S. Cities Fund LP	99.9
U.S. Cities Industrial Fund GP LLC	U.S. Cities Fund Operating LP	100
U.S. Cities Industrial Fund LP	U.S. Cities Fund Operating LP	100
U.S. Cities Industrial Fund LP	U.S. Cities Industrial Fund GP LLC	0
U.S. Cities Industrial Fund Operating GP LLC	U.S. Cities Industrial Fund REIT LLC	100
U.S. Cities Industrial Fund Operating LP	U.S. Cities Industrial Fund REIT LLC	99.99
U.S. Cities Industrial Fund REIT LLC	U.S. Cities Industrial Fund LP	100
U.S. Cities Multifamily Fund GP LLC	U.S. Cities Fund Operating LP	100

Exhibit A

U.S. Cities Multifamily Fund LP	U.S. Cities Fund Operating LP	100
U.S. Cities Multifamily Fund LP	U.S. Cities Multifamily Fund GP LLC	99.99
U.S. Cities Multifamily Fund Operating GP LLC	U.S. Cities Multifamily Fund REIT LLC	100
U.S. Cities Multifamily Fund Operating LP	U.S. Cities Multifamily Fund REIT LLC	99.99
U.S. Cities Multifamily Fund REIT LLC	U.S. Cities Multifamily Fund LP	100
U.S. Cities Office Fund GP LLC	U.S. Cities Fund Operating LP	100
U.S. Cities Office Fund LP	U.S. Cities Fund Operating LP	100
U.S. Cities Office Fund LP	U.S. Cities Office Fund GP LLC	99.99
U.S. Cities Office Fund Operating GP LLC	U.S. Cities Office Fund Reit LLC	100
U.S. Cities Office Fund Operating LP	U.S. Cities Office Fund Operating GP LLC	.01
U.S. Cities Office Fund Reit LLC	U.S. Cities Office Fund LP	100
U.S. Cities Retail Fund GP LLC	U.S. Cities Fund Operating LP	100
U.S. Cities Retail Fund LP	U.S. Cities Retail Fund GP LLC	.01
U.S. Cities Retail Fund Operating GP LLC	U.S. Cities Retail Fund LP	100
U.S. Cities Retail Fund Operating LP	U.S. Cities Retail Fund Operating GP LLC	0.01
U.S. Cities Retail Fund Operating LP	U.S. Cities Retail Fund REIT LLC	99.99
U.S. Cities Retail Fund REIT LLC	U.S. Cities Retail Fund LP	100
UK PPP Investments LP	Teachers Insurance and Annuity Association of America	37.5
Union Place Phase I, LLC	TIAA Union Place Phase I, LLC	100
Vale da Ponte Alta S.A.	Cosan S.A. Industria E Comercio	0.01
Vale da Ponte Alta S.A.	Radar II Propriedades Agrícolas S.A.	99.99
Vanquish Properties (UK) Limited Partnership	LEADENHALL UNIT TRUST	33.33

Exhibit A

Vanquish Properties (UK) Limited Partnership	VANQUISH I UNIT TRUST	33.33
Vanquish Properties (UK) Limited Partnership	VANQUISH II UNIT TRUST	33.33
Vanquish Properties GP Limited	Vanquish Properties LP Limited	100
Vanquish Properties GP Nominee 1 Limited	Vanquish Properties GP Limited	100
Vanquish Properties GP Nominee 2 Limited	Vanquish Properties GP Limited	100
Vanquish Properties GP Nominee 3 Limited	Non-TIAA Owners	100
Vanquish Properties GP Nominee 4 Limited	Non-TIAA Owners	100
Vanquish Properties GP Nominee A Limited	Non-TIAA Owners	100
Vanquish Properties LP Limited	AIMCO Leadenhall Holdings Sarl	33.4
Vanquish Properties LP Limited	BNP Paribas Jersey Trust Corporation Limited and Anley Trustees Limited ATO CLOF	33.3
Vanquish Properties LP Limited	Henderson CLOF II Vanquish Limited	33.3
Villabe SAS	ND Europe S.à r.l	100
Vista Pointe Apartments, LLC	CASA Partners IV, L.P.	100
W R C Properties, LLC	Teachers Insurance and Annuity Association of America	100
WALICHNOWY Sp. z o.o.	Pazenrol SA	100
Walk Apartments, LLC	CASA Partners III, L.P.	100
Walnut Street Retail Investors, L.P.	T-C 1619 Walnut Street GP LLC	0.5
Walnut Street Retail Investors, L.P.	Teachers Insurance and Annuity Association of America for the benefit of the Real Estate Account	99.5
Waterford at The Lakes Apartments, LLC	CASA Partners V Holdings, L.L.C.	100
Waterford Blue Lagoon LP	Non-TIAA Owners	49
Waterford Blue Lagoon LP	T-C Waterford Blue Lagoon General Partner LLC	1
Waterford Blue Lagoon LP	T-C Waterford Blue Lagoon LLC	50

Exhibit A

Waterford Blue Lagoon Reit General Partner LLC	Waterford Blue Lagoon LP	100
Waterford Blue Lagoon Reit LP	Waterford Blue Lagoon LP	100
Waterford Blue Lagoon Reit LP	Waterford Blue Lagoon Reit General Partner LLC	0
Waterford Core General Partner LLC	Waterford Blue Lagoon LP	100
Waterford Core Operating LP	Waterford Blue Lagoon LP	100
Waterford Core Operating LP	Waterford Core General Partner LLC	0
Waterford Park Apartments, LLC	CASA Partners V Holdings, L.L.C.	100
Westchester Group Asset Management, Inc.	Westchester Group Investment Management, Inc.	100
Westchester Group Farm Management, Inc.	Westchester Group Investment Management, Inc.	100
Westchester Group Investment Management Holding Company, Inc.	TIAA Alternative Holdings, LLC	100
Westchester Group Investment Management, Inc.	Global Agricultural Partners, Inc. (Non-TIAA)	15
Westchester Group Investment Management, Inc.	Westchester Group Investment Management Holding Company, Inc.	85
Westchester Group of Australia Pty Ltd	Westchester Group Investment Management, Inc.	100
Westchester Group of Europe Limited	Westchester Group Investment Management, Inc.	100
Westchester Group of Poland sp.z o.o.	Westchester Group of Europe Limited	100
Westchester Group Real Estate, Inc.	Westchester Group Investment Management, Inc.	100
Westchester Group South America Gestao De Investimentos Ltda.	Westchester Group Investment Management, Inc.	99
Westchester Group South America Gestao De Investimentos Ltda.	Westchester Group Real Estate, Inc.	1
Westland At Waterford General Partner LLC	Westland At Waterford Reit LP	100
Westland At Waterford Operating LP	Westland At Waterford General Partner LLC	0
Westland At Waterford Operating LP	Westland At Waterford Reit LP	100
Westland At Waterford Reit General Partner LLC	Waterford Blue Lagoon LP	100

Exhibit A

Westland At Waterford Reit LP	Waterford Blue Lagoon LP	100
Westland At Waterford Reit LP	Westland At Waterford Reit General Partner LLC	0
WĘZINY SP. Z O.O.	Pazenrol SA	100
Wigg (Holdings) Limited	UK PPP Investments LP	100
Wigg Investments Limited	Wigg (Holdings) Limited	100
Winchester Silverhill Limited	Non-TIAA 3rd Party LPs	100
Winslow Capital Management, LLC	Nuveen WCM Holdings, LLC	100
ZIEMROL Spółka z o.o.	Pazenrol SA	100

Item 27. Number of Contractowners

As of February 28, 2017 there were 205,129 owners of the contracts.

Item 28. Indemnification

Trustees, officers, and employees of TIAA may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Six of TIAA’s bylaws (see Exhibit 6(B)). Article Six provides that, to the extent permitted by law, TIAA will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a trustee, officer, or employee of TIAA or, while a trustee, officer, or employee of TIAA, served any other organization in any capacity at TIAA’s request. To the extent permitted by law, such indemnification could include judgments, fines, amounts paid in settlement, and expenses, including attorney’s fees. TIAA has in effect an insurance policy that will indemnify its trustees, officers, and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) TIAA-CREF Individual & Institutional Services, LLC acts as principal underwriter for Registrant, College Retirement Equities Fund, TIAA Real Estate Account, TIAA-CREF Life Insurance Company Separate Account VA-1, TIAA-CREF Life Insurance Company Separate Accounts VLI-I and VLI-2, and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Christopher Weyrauch	Chairman of the Board of Managers and Chief Executive Officer
Kathie Jane Andrade	Board of Managers
Rashmi Badwe	Board of Managers
William Griesser	Board of Managers
Catherine McCabe	Board of Managers
Eric Thomas Jones	Board of Managers
Christy R. Lee	Controller and Chief Financial Officer
Jorge Gutierrez	Treasurer
Angela Kahrmann	President and Chief Operating Officer
Samuel A. Turvey	Chief Compliance Officer
Cherita Thomas	Secretary
Pamela Lee Lewis Marlborough	Vice President, Chief Legal Officer, Assistant Secretary
Steven Butzine	Anti-Money Laundering Officer
Patricia Adams	Managing Director

*	The principal business address is: TIAA-CREF Individual & Institutional Services, LLC, 730 Third Avenue, New York, NY 10017.

(c) Not Applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, 22 Kimberly Road, East Brunswick, New Jersey 08816, Citistorage, 5 North 11th Street, Brooklyn, New York 11211, File Vault, 839 Exchange Street, Charlotte, North Carolina 28208, JP Morgan Chase Bank, N.A., 4 Chase Metrotech Center Brooklyn, New York 11245, and State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Representations

Teachers Insurance and Annuity Association of America represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Teachers Insurance and Annuity Association of America.

TIAA represents that the No-Action Letters issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance and August 30, 2012 to ING Life Insurance Company are being relied upon, and that the terms of those No-Action positions have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-3 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 25th day of April, 2017.

TIAA SEPARATE ACCOUNT VA-3

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (On behalf of Registrant and itself)

By:	/s/ CAROL DECKBAR
Name:	CAROL DECKBAR
Title:	Executive Vice President, Institutional Investment and Endowment Services

As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons on April 25, 2017 in the capacities indicated.

Signature	Title

/S/ CAROL DECKBAR	Executive Vice President, Institutional Investment and
Carol Deckbar	Endowment Services (Principal Executive Officer)

/S/ VIRGINIA M. WILSON	Senior Executive Vice President and Chief Financial Officer
Virginia M. Wilson	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURE OF TRUSTEE	SIGNATURE OF TRUSTEE

*	*
Jeffrey R. Brown	Maureen O’Hara

*	*
James R. Chambers	Donald K. Peterson

*	*
Sidney A Ribeau	Roger W. Ferguson, Jr.

*	*
Dorothy K. Robinson	Lisa W. Hess

*	*
Kim M. Sharan	David L. Shedlarz

*	*
Edward M. Hundert M.D.	Ronald L. Thompson

*	*
Lawrence H. Linden	Marta Tienda

/s/ RACHEL D. MENDELSON
Rachel D. Mendelson Attorney-in-fact

*	Signed by Rachel D. Mendelson as attorney-in-fact pursuant to powers of attorney filed previously with the SEC, which are incorporated herein by reference.

Exhibit Index

(4) (A14)	Retirement Choice Annuity Contract

(A15)	Retirement Choice Plus Annuity Contract

(A16)	Retirement Choice Annuity Certificate

(A17)	Retirement Choice Plus Annuity Certificate

(A18)	Retirement Choice Plus Non-ERISA Annuity Certificate

(A19)	Retirement Choice Plus Non-ERISA Annuity Contract

(9)	Opinion and consent of Meredith Kornreich, Esquire

(10)	(A) Consent of Eversheds Sutherland (US) LLP

(B) Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm